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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco Corporate Bond Fund

Nasdaq:
A: ACCBX ▪ B: ACCDX ▪ C: ACCEX ▪ R: ACCZX ▪ Y: ACCHX ▪ R5: ACCWX ▪ R6: ICBFX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
28 Financial Statements
30 Notes to Financial Statements
40 Financial Highlights
41 Auditor's Report
42 Fund Expenses
43 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Corporate Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	lnvesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Corporate Bond Fund, at net asset value (NAV), outperformed its broad market/style-specific index. Security selection, especially within the volatile financials sector, contributed the most to Fund performance versus its broad market/style-specific index for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.58%
Class B Shares	7.59
Class C Shares	6.88
Class R Shares	7.31
Class Y Shares	7.84
Class R5 Shares*	8.18
Class R6 Shares**	7.78
Barclays U.S. Credit Index‚ (Broad Market/Style-Specific Index)	6.15
Lipper BBB Rated Funds Index‚ (Peer Group Index)	7.10

Source(s): ‚Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

The Fund invests, under normal circumstances, at least 80% of its assets at the time of investment (plus any borrowings for investment purposes) in corporate bonds. The Fund invests primarily in fixed-rate US dollar-denominated corporate bonds rated investment grade by at least one nationally recognized statistical rating organization. The Fund may also invest up to 40% of its total assets in non-investment-grade high yield debt securities and up to 30% of its total assets in non-US dollar-denominated debt securities. Additionally, up to 20% of the Fund’s total assets may be invested in convertible securities along with up to 10% of the Fund’s total assets in preferred stocks. The Fund may invest in derivatives and mortgage dollar roll transactions.

Portfolio Composition By security type

US Dollar Denominated Bonds & Notes	91.8%
US Treasury Securities	4.0
Asset-Backed Securities	1.3
Preferred Stocks	1.2
Non-US Dollar Denominated Bonds & Notes	0.4
Municipal Obligations	0.3
US Government Sponsored Mortgage-Backed Securities	0.2
Common Stocks & Other Equity Interests	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.8

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

    Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for

Top Five Issuers*

1. Citigroup Inc.	2.3%
2. U.S. Treasury	2.2
3. Morgan Stanley	2.2
4. Goldman Sachs Group, Inc.	2.0
5. Bank of America Corp.	2.0

Total Net Assets	$1.0 billion

Total Number of Holdings*	820

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

During the fiscal year ended February 28, 2013, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment growth while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low. Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties about slowing global economies, the US presidential election, the “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from the beginning of the fiscal year to its end.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for fixed income securities that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks they carry. In place of significant rate declines, US bond market returns for the reporting period were supported by demand for riskier assets such as corporate bonds and mortgage-backed securities.

4                Invesco Corporate Bond Fund

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive returns for the reporting period and outperformed its broad market/style-specific benchmark, the Barclays U.S. Credit Index. Outperformance from asset allocation and sector selection decisions was broadly based but was mainly attributable to our consistent overweight allocation to investment-grade financials and a sustained underweight position to the government-related segments of the Fund’s broad market/style-specific benchmark index. Off-benchmark allocations to high yield corporate bonds averaged approximately 12% of market value for the year. This allocation was a notable contributor to the positive relative performance of the Fund as high yield bonds outperformed investment-grade corporate bonds for the year.

    Security selection was the most valuable element of our active management throughout the year as it contributed positively to relative return within each of the major credit market sectors represented in the Fund. This was most notable within the financials sector where our diverse selection of banks, insurers and other financial companies outperformed the Fund’s broad market/style-specific index. Also within the context of security selection, our focus on the lower end of the investment-grade quality spectrum was a beneficial strategy as the lower-quality investment-grade credit outperformed higher-quality bonds for the reporting period.

    Throughout the fiscal year, we used several strategies to help modulate the overall credit risk of the Fund and manage liquidity needs. Our allocation to US Treasuries and cash, as well as our limited use of credit default swaps (notional value of less than 5% of the Fund) as hedges against credit market volatility, detracted from relative return for the year. Although the credit default swaps helped dampen portfolio volatility early in the reporting period when credit markets were most unsettled, they were a drag on relative returns during the second half of the reporting period as credit markets recovered.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific index. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. We maintained the Fund’s duration and yield curve positioning close to the broad market/style-specific index on average during the reporting period, but the timing of changes and degree of variance from the benchmark created a small positive contribution to relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration during the reporting period.

    Thank you for your investment in Invesco Corporate Bond Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

John Craddock Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 1999. Mr. Craddock earned a BS in mechanical engineering from Clemson University and an MBA with a concentration in finance from Georgia Institute of Technology’s Dupree School of Management.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

About indexes used in this report

■	The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.41%
10 Years	5.57
5 Years	6.19
1 Year	3.04

Class B Shares
Inception (9/28/92)	5.86%
10 Years	5.49
5 Years	6.54
1 Year	2.59

Class C Shares
Inception (8/30/93)	5.08%
10 Years	5.28
5 Years	6.40
1 Year	5.88

Class R Shares
10 Years	5.76%
5 Years	6.84
1 Year	7.31

Class Y Shares
Inception (8/12/05)	6.33%
5 Years	7.41
1 Year	7.84

Class R5 Shares
10 Years	6.15%
5 Years	7.37
1 Year	8.18

Class R6 Shares
10 Years	6.04%
5 Years	7.15
1 Year	7.78

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Share class returns will differ from the Fund’s and predecessor fund because of different expenses.

    Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.43%
10 Years	5.78
5 Years	6.41
1 Year	6.74

Class B Shares
Inception (9/28/92)	5.90%
10 Years	5.68
5 Years	6.70
1 Year	6.45

Class C Shares
Inception (8/30/93)	5.12%
10 Years	5.48
5 Years	6.60
1 Year	9.63

Class R Shares
10 Years	5.97%
5 Years	7.07
1 Year	11.17

Class Y Shares
Inception (8/12/05)	6.44%
5 Years	7.60
1 Year	11.54

Class R5 Shares
10 Years	6.36%
5 Years	7.57
1 Year	11.89

Class R6 Shares
10 Years	6.25%
5 Years	7.36
1 Year	11.57

fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.92%, 0.92%, 1.63%, 1.17%, 0.67%, 0.47% and 0.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Corporate Bond Fund

Invesco Corporate Bond Fund’s investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■

Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Dollar roll transaction risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ACCBX
Class B Shares	ACCDX
Class C Shares	ACCEX
Class R Shares	ACCZX
Class Y Shares	ACCHX
Class R5 Shares	ACCWX
Class R6 Shares	ICBFX

8                Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–91.86%
Advertising–0.52%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$70,000	$70,700
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	35,000	37,712
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	1,070,000	1,095,138
WPP Finance (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.00%, 09/15/14	3,830,000	4,218,335
		5,421,885

Aerospace & Defense–0.72%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	100,000	104,250
Bombardier Inc. (Canada), Sr. Notes, 6.13%, 01/15/23(b)	160,000	164,600
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/20(b)	520,000	594,100
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	265,000	264,669
GenCorp Inc., Sec. Gtd. Notes, 7.13%, 03/15/21(b)	310,000	323,950
General Dynamics Corp., Sr. Unsec. Gtd. Global Notes,
2.25%, 11/15/22	2,550,000	2,438,969
3.60%, 11/15/42	1,500,000	1,386,302
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	120,000	131,400
7.13%, 03/15/21	255,000	279,225
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	235,000	250,862
Textron Inc., Sr. Unsec. Notes, 4.63%, 09/21/16	1,375,000	1,514,589
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	60,000	62,400
		7,515,316

Agricultural Products–0.80%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	2,285,000	2,450,827
Ingredion Inc.,
Sr. Unsec. Global Notes,
1.80%, 09/25/17	1,950,000	1,956,358
Sr. Unsec. Notes,
3.20%, 11/01/15	2,000,000	2,097,647
6.63%, 04/15/37	1,495,000	1,813,854
		8,318,686

Air Freight & Logistics–0.14%
United Parcel Service Inc., Sr. Unsec. Global Notes, 3.63%, 10/01/42	1,550,000	1,486,698

	Principal Amount	Value
Airlines–1.83%
America West Airlines Pass Through Trust-Series 2001-1, Class G, Sec. Pass Through Ctfs., 7.10%, 04/02/21	$1,189,335	$1,320,905
American Airlines Inc., Sr. Sec. Gtd. Notes, (Acquired 03/15/11-11/29/11; Cost $818,692) 7.50%, 03/15/16(b)(c)	435,000	501,338
American Airlines Pass Through Trust, Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	519,062	545,340
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	3,103,615	3,305,350
Continental Airlines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	128,842	133,110
Series 2009-1, Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,365,855	2,738,477
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	90,638	101,571
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	2,088,646	2,156,527
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	640,000	640,000
Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	483,178	561,996
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	80,000	84,600
Series 2010-2, Class A, Sec. Pass Through Ctfs., 4.95%, 05/23/19	2,164,636	2,375,689
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	105,000	111,038
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	609,997	677,096
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 4.75%, 05/07/20	2,570,000	2,796,481
UAL Pass Through Trust, Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	317,882	370,332
Series 2009-2A, Sr. Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	371,236	429,937
US Airways Pass Through Trust-Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	150,106	154,609
		19,004,396

Alternative Carriers–0.14%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	205,000	228,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Corporate Bond Fund

	Principal Amount	Value
Alternative Carriers–(continued)
Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	$255,000	$296,437
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 07/01/19	115,000	125,781
8.63%, 07/15/20	50,000	55,875
9.38%, 04/01/19	125,000	140,938
Sr. Unsec. Gtd. Notes,
7.00%, 06/01/20(b)	520,000	548,600
		1,396,206

Apparel Retail–0.10%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	275,000	301,125
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	325,000	350,188
Limited Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	250,000	308,125
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	75,000	85,125
		1,044,563

Apparel, Accessories & Luxury Goods–0.30%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	385,000	417,725
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	815,000	870,012
Levi Strauss & Co., Sr. Unsec. Global Notes,
6.88%, 05/01/22	50,000	54,438
7.63%, 05/15/20	945,000	1,033,594
PVH Corp., Sr. Unsec. Global Notes,4.50%, 12/15/22	60,000	59,550
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	665,000	665,000
		3,100,319

Application Software–0.01%
Nuance Communications Inc., Sr.Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	70,000	71,575

Asset Management & Custody Banks–0.29%
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	2,065,000	2,385,588
First Data Corp., Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	610,000	628,300
		3,013,888

Auto Parts & Equipment–0.07%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	430,000	462,250

	Principal Amount	Value
Auto Parts & Equipment–(continued)
American Axle & Manufacturing Inc.,
Sr. Unsec. Gtd. Notes,
6.25%, 03/15/21	$105,000	$106,575
6.63%, 10/15/22	135,000	138,375
		707,200

Automobile Manufacturers–1.26%
Chrysler Group LLC/CG Co-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	600,000	660,000
Ford Motor Co., Sr. Unsec. Global Notes,
4.75%, 01/15/43	3,500,000	3,342,500
7.45%, 07/16/31	260,000	334,100
Ford Motor Credit Co. LLC, Sr. Unsec. Notes,
3.00%, 06/12/17	3,450,000	3,536,725
4.25%, 09/20/22	5,100,000	5,255,649
		13,128,974

Automotive Retail–0.71%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	4,475,000	4,956,602
AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	2,350,000	2,468,321
		7,424,923

Biotechnology–0.01%
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	120,000	131,700

Brewers–1.09%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
2.88%, 02/15/16	1,500,000	1,592,931
4.13%, 01/15/15	1,280,000	1,363,066
FBG Financial Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.13%, 06/15/15(b)	2,000,000	2,182,131
Heineken NV (Netherlands), Sr. Notes, 1.40%, 10/01/17(b)	2,575,000	2,569,679
SABMiller Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes,
3.75%, 01/15/22(b)	1,965,000	2,104,986
4.95%, 01/15/42(b)	1,380,000	1,537,160
		11,349,953

Broadcasting–0.87%
Belo Corp., Sr. Unsec. Deb., 7.25%, 09/15/27	125,000	128,750
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	80,000	83,800
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	195,000	206,212
Sr. Unsec. Gtd. Sub. Global Notes,
7.63%, 03/15/20	430,000	446,125

10                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Broadcasting–(continued)
COX Communications Inc.,
Sr. Unsec. Global Notes,
5.45%, 12/15/14	$406,000	$440,637
Sr. Unsec. Notes,
8.38%, 03/01/39(b)	2,185,000	3,237,389
9.38%, 01/15/19(b)	1,860,000	2,546,116
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 3.70%, 06/01/15	1,610,000	1,712,389
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	65,000	69,225
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	120,000	119,400
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	35,000	35,963
		9,026,006

Building Products–0.49%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	205,000	211,150
Building Materials Corp. of America,
Sr. Unsec. Gtd. Notes,
7.50%, 03/15/20(b)	295,000	320,075
Sr. Unsec. Notes,
6.88%, 08/15/18(b)	85,000	91,162
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	390,000	413,400
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	95,000	106,400
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	820,000	914,300
10.00%, 12/01/18	190,000	213,750
Owens Corning Inc., Sr. Unsec. Gtd. Global Notes, 4.20%, 12/15/22	1,765,000	1,811,212
Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	220,000	239,525
USG Corp.,
Sr. Unsec. Gtd. Notes,
7.88%, 03/30/20(b)	320,000	366,400
Sr. Unsec. Notes, 9.75%, 01/15/18	375,000	442,969
		5,130,343

Cable & Satellite–4.06%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Notes, 5.25%, 03/15/21	215,000	215,000
Comcast Corp.,
Sr. Unsec. Gtd. Global Bonds,
6.40%, 05/15/38	1,100,000	1,422,387
Sr. Unsec. Gtd. Global Notes,
4.25%, 01/15/33	3,820,000	3,875,018
5.70%, 05/15/18	2,005,000	2,422,382
6.50%, 01/15/15	4,425,000	4,905,077
Sr. Unsec. Gtd. Notes,
6.45%, 03/15/37	1,885,000	2,427,150

	Principal Amount	Value
Cable & Satellite–(continued)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes,
2.40%, 03/15/17	$1,235,000	$1,264,785
5.15%, 03/15/42	1,085,000	1,046,593
Sr. Unsec. Gtd. Notes,
1.75%, 01/15/18	1,955,000	1,922,912
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes,
5.88%, 07/15/22	140,000	148,400
Sr. Unsec. Notes,
5.00%, 03/15/23(b)	485,000	483,181
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes,
6.50%, 06/15/19	205,000	226,013
Sr. Unsec. Gtd. Global Notes,
7.63%, 06/15/21	95,000	108,775
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	755,000	815,400
7.50%, 04/01/21	350,000	381,500
Lynx II Corp., Sr. Unsec. Notes, 6.38%, 04/15/23(b)	400,000	415,000
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	275,000	290,125
NBCUniversal Media LLC,
Sr. Unsec. Global Notes,
2.10%, 04/01/14	1,825,000	1,855,851
5.15%, 04/30/20	1,050,000	1,243,687
5.95%, 04/01/41	1,735,000	2,148,937
Ono Finance II PLC, Sr. Unsec. Gtd. Notes , 10.88%, 07/15/19(b)	300,000	316,500
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes,
6.75%, 07/01/18	3,365,000	4,130,480
Sr. Unsec. Gtd. Notes,
5.00%, 02/01/20	1,442,000	1,635,608
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	355,000	386,230
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	430,000	462,250
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes,
5.25%, 01/15/21	1,885,000	1,985,941
6.50%, 01/15/18	5,230,000	5,635,081
		42,170,263

Casinos & Gaming–0.44%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	285,000	307,087
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	245,000	264,600
10.75%, 01/15/17	311,884	345,412

11                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Casinos & Gaming–(continued)
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	$40,000	$30,400
MCE Finance Ltd. (Cayman Islands), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	400,000	401,000
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes,
6.63%, 12/15/21	800,000	832,000
8.63%, 02/01/19	60,000	69,150
Sr. Unsec. Gtd. Notes,
6.75%, 10/01/20(b)	45,000	47,475
7.75%, 03/15/22	500,000	551,250
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	336,000	357,000
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes,
4.22%, 02/01/14(b)(d)	300,000	301,125
Sr. Sec. Notes,
9.13%, 02/01/15(b)	361,000	362,354
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes, 5.38%, 03/15/22	660,000	692,175
		4,561,028

Coal & Consumable Fuels–0.14%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	70,000	75,250
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	705,000	780,788
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes,
6.00%, 11/15/18	300,000	320,250
Sr. Unsec. Gtd. Notes,
6.50%, 09/15/20	275,000	292,875
		1,469,163

Communications Equipment–0.06%
Avaya Inc., Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	365,000	350,400
9.00%, 04/01/19(b)	220,000	227,700
		578,100

Computer & Electronics Retail–0.25%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 7.25%, 07/15/13	2,070,000	2,096,392
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	500,000	539,375
		2,635,767

Computer Storage & Peripherals–0.05%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	450,000	490,500

	Principal Amount	Value
Construction & Engineering–0.34%
Abengoa Finance S.A.U. (Spain), Sr. Unsec. Gtd. Notes, 8.88%, 11/01/17(b)	$190,000	$181,802
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes,
7.13%, 01/15/21	380,000	405,650
Sr. Unsec. Gtd. Sub. Notes,
7.13%, 01/15/21(b)	120,000	128,100
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	640,000	675,200
URS Corp., Sr. Unsec. Notes, 5.25%, 04/01/22(b)(m)	2,070,000	2,181,836
		3,572,588

Construction & Farm Machinery & Heavy Trucks–0.78%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	110,000	129,663
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 0.70%, 11/06/15	3,825,000	3,828,347
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	255,000	258,825
Deere & Co., Sr. Unsec. Notes, 3.90%, 06/09/42	2,865,000	2,859,753
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	235,000	241,462
Sr. Unsec. Gtd. Notes,
8.50%, 11/01/20	200,000	227,000
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	230,000	223,100
Terex Corp.,
Sr. Unsec. Gtd. Notes,
6.50%, 04/01/20	30,000	31,875
Sr. Unsec. Gtd. Global Notes,
6.00%, 05/15/21	55,000	57,338
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	270,000	290,925
		8,148,288

Construction Materials–0.41%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	575,000	626,778
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes,
4.13%, 01/15/16	1,140,000	1,203,643
8.13%, 07/15/18	1,395,000	1,732,721
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	650,000	710,125
		4,273,267

Consumer Finance–1.63%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	940,000	1,142,100
8.00%, 03/15/20	95,000	117,325
8.00%, 11/01/31	290,000	366,125

12                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Consumer Finance–(continued)
American Express Credit Corp.- Series C, Sr. Unsec. Medium-Term Global Notes, 7.30%, 08/20/13	$5,480,000	$5,651,587
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	2,000,000	1,997,717
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	80,000	84,800
John Deere Capital Corp., Sr. Unsec. Global Notes, 0.88%, 04/17/15	1,280,000	1,289,097
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	150,000	166,312
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	3,290,000	3,582,339
Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	2,475,000	2,527,835
		16,925,237

Data Processing & Outsourced Services–0.35%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	1,460,000	1,534,674
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	630,000	699,300
First Data Corp.,
Sec. Gtd. Notes,
8.25%, 01/15/21(b)	735,000	755,212
Sr. Sec. Gtd. Notes,
7.38%, 06/15/19(b)	215,000	226,825
NeuStar Inc., Sr. Unsec. Gtd. Notes, 4.50%, 01/15/23(b)	65,000	62,888
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	60,000	64,725
7.63%, 11/15/20	110,000	119,900
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	150,000	146,437
		3,609,961

Department Stores–0.05%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	520,000	500,500

Distillers & Vintners–0.07%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)	410,000	280,850
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes,
7.25%, 05/15/17	320,000	363,200
Sr. Unsec. Gtd. Notes,
6.00%, 05/01/22	30,000	32,925
		676,975

	Principal Amount	Value
Diversified Banks–7.63%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes,
2.88%, 04/25/14	$1,070,000	$1,091,836
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	1,350,000	1,402,605
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	1,050,000	1,064,333
Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	460,000	479,087
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	2,485,000	2,493,037
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	980,000	996,599
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes,
6.75%, 05/22/19	1,625,000	2,022,569
Unsec. Sub. Global Notes,
5.14%, 10/14/20	765,000	814,724
Unsec. Sub. Notes,
6.05%, 12/04/17(b)	1,210,000	1,352,396
BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	3,200,000	3,231,720
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	2,640,000	2,650,368
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(e)	760,000	1,012,308
Hana Bank (South Korea), Sr. Unsec. Notes,
4.25%, 06/14/17(b)	1,500,000	1,645,544
4.50%, 10/30/15(b)	4,015,000	4,336,109
HSBC Bank PLC (United Kingdom),
Sr. Unsec. Notes,
1.63%, 08/12/13(b)	2,500,000	2,504,683
4.13%, 08/12/20(b)	3,245,000	3,578,779
HSBC Finance Corp., Sr. Unsec. Sub. Global Notes, 6.68%, 01/15/21	1,982,000	2,378,898
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	2,070,000	2,223,178
ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	1,650,000	1,762,709
ING Bank N.V. (Netherlands), Sr. Unsec. Notes,
3.00%, 09/01/15(b)	2,510,000	2,603,712
3.75%, 03/07/17(b)	1,425,000	1,528,677
Unsec. Sub. Notes,
5.13%, 05/01/15(b)	1,540,000	1,603,926
Korea Development Bank (The) (South Korea), Sr. Unsec. Global Notes,
3.50%, 08/22/17	1,475,000	1,595,669
4.38%, 08/10/15	4,315,000	4,648,664

13                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Diversified Banks–(continued)
Lloyds TSB Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	$4,780,000	$5,356,997
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	95,000	84,550
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Sr. Unsec. Global Notes,
6.40%, 10/21/19	380,000	455,177
Unsec. Sub. Notes,
6.13%, 12/15/22	235,000	246,638
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	3,000,000	3,005,685
Societe Generale S.A. (France),
Sr. Unsec. Medium-Term Notes,
5.20%, 04/15/21(b)	2,840,000	3,235,274
Sr. Unsec. Notes,
2.50%, 01/15/14(b)	775,000	781,487
Standard Chartered PLC (Hong Kong), Sr. Unsec. Notes,
3.20%, 05/12/16(b)	1,200,000	1,270,151
3.85%, 04/27/15(b)	610,000	642,560
5.50%, 11/18/14(b)	2,235,000	2,405,663
Turkiye IS Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	2,610,000	2,672,466
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	1,400,000	1,483,530
VTB Bank OJSC Via VTB Capital S.A. (Russia),
Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	2,470,000	2,712,765
6.55%, 10/13/20(b)	1,760,000	1,947,974
Wells Fargo & Co., Sr. Unsec. Global Medium-Term Notes, 1.25%, 02/13/15	3,900,000	3,941,851
		79,264,898

Diversified Capital Markets–0.29%
UBS AG (Switzerland),
Sr. Unsec. Global Bank Notes,
5.88%, 12/20/17	1,973,000	2,360,329
Sr. Unsec. Medium-Term Global Bank Notes, 5.75%, 04/25/18	576,000	686,505
		3,046,834

Diversified Chemicals–0.47%
Dow Chemical Co. (The), Sr. Unsec. Global Notes,
3.00%, 11/15/22	3,790,000	3,707,048
4.25%, 11/15/20	1,000,000	1,097,905
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	50,000	50,875
		4,855,828

Diversified Metals & Mining–2.54%
BHP Billition Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 6.50%, 04/01/19	5,000,000	6,396,665

	Principal Amount	Value
Diversified Metals & Mining–(continued)
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.38%, 02/01/16(b)	$140,000	$146,650
6.88%, 04/01/22(b)	185,000	198,413
Freeport-McMoran Copper & Gold Inc., Sr. Unsec. Notes, 3.88%, 03/15/23	3,550,000	3,547,906
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 5.45%, 03/15/43	4,300,000	4,280,392
Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	1,000,000	1,380,624
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	3,350,000	3,510,310
Southern Copper Corp., Sr. Unsec. Global Notes,
5.25%, 11/08/42	3,195,000	3,091,404
5.38%, 04/16/20	885,000	1,005,704
6.75%, 04/16/40	1,305,000	1,519,320
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	200,000	235,109
Walter Energy Inc., Sr. Unsec. Gtd. Notes, 9.88%, 12/15/20(b)	120,000	131,100
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 5.30%, 10/25/42(b)	1,010,000	1,005,396
		26,448,993

Diversified REIT’s–0.22%
Qatari Diar Finance QSC (Qatar), Sr. Unsec. Gtd. Notes, 5.00%, 07/21/20(b)	2,000,000	2,323,957

Drug Retail–0.94%
CVS Caremark Corp., Sr. Unsec. Global Notes, 2.75%, 12/01/22	2,875,000	2,854,420
CVS Pass Through Trust,
Sec. Global Pass Through Ctfs.,
6.04%, 12/10/28	3,561,088	4,219,315
Sr. Sec. Mortgage Pass Through Ctfs.,
5.77%, 01/10/33(b)	2,308,579	2,683,197
		9,756,932

Electric Utilities–2.62%
Appalachian Power Co., Sr. Unsec. Floating Rate Notes, 0.69%, 08/16/13(d)	2,000,000	2,002,781
DCP Midstream LLC, Sr. Unsec. Notes,
9.70%, 12/01/13(b)	3,500,000	3,728,089
9.75%, 03/15/19(b)	509,000	673,789
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,200,000	1,233,962
Entergy Gulf States Louisiana LLC, Sec. First Mortgage Bonds, 5.59%, 10/01/24	2,425,000	2,873,916

14                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Electric Utilities–(continued)
LSP Energy L.P./LSP Batesville Funding Corp.-Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(c)	$250,000	$0
Mississippi Power Co.-Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	2,565,000	2,593,899
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	1,000,000	1,007,813
Ohio Power Co.-Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	3,590,000	4,279,743
PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	695,000	945,602
Southern Co. (The)-Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	1,300,000	1,352,237
Southern Power Co.-Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	3,266,000	3,576,093
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	1,950,000	2,017,643
Virginia Electric & Power Co., Sr. Unsec. Notes, 5.00%, 06/30/19	760,000	907,302
		27,192,869

Electrical Components & Equipment–0.03%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	205,000	211,150
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	140,000	144,550
		355,700

Electronic Components–0.23%
Corning, Inc., Sr. Unsec. Notes, 4.75%, 03/15/42	2,330,000	2,399,855

Electronic Manufacturing Services–0.03%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	325,000	337,188

Environmental & Facilities Services–0.33%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	90,000	92,025
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	3,170,000	3,309,595
		3,401,620

Food Distributors–0.01%
ARAMARK Corp., Sr. Unsec. Notes, 5.75%, 03/15/20(b)	105,000	107,625

Forest Products–0.02%
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	220,000	218,900

Gas Utilities–0.16%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	280,000	303,800

	Principal Amount	Value
Gas Utilities–(continued)
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	$465,000	$473,137
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	191,000	208,668
Sr. Unsec. Notes,
7.38%, 03/15/20	625,000	675,000
		1,660,605

General Merchandise Stores–0.12%
Dollar General Corp., Sr. Unsec. Gtd. Global Notes, 4.13%, 07/15/17	1,125,000	1,192,500

Gold–1.68%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes,
2.90%, 05/30/16	850,000	896,172
3.85%, 04/01/22	1,475,000	1,528,182
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 5.70%, 05/30/41	3,000,000	3,296,099
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	200,000	209,540
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	5,645,000	5,508,457
Kinross Gold Corp. (Canada),
Sr. Unsec. Gtd. Global Notes,
5.13%, 09/01/21	1,260,000	1,314,611
6.88%, 09/01/41	2,860,000	3,009,695
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	1,545,000	1,703,191
		17,465,947

Health Care Distributors–0.53%
AmerisourceBergen Corp., Sr. Unsec. Gtd. Notes, 3.50%, 11/15/21	5,115,000	5,489,649

Health Care Equipment–0.07%
Biomet Inc.,
Sr. Unsec. Gtd. Notes,
6.50%, 08/01/20(b)	75,000	79,875
Sr. Unsec. Gtd. Sub. Notes,
6.50%, 10/01/20(b)	125,000	129,063
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes,
7.75%, 04/15/18	35,000	35,000
Sr. Unsec. Gtd. Sub. Global Notes,
9.75%, 10/15/17	330,000	322,575
Universal Hospital Service, Sr. Sec. Gtd. Notes, 7.63%, 08/15/20(b)	150,000	161,625
		728,138

Health Care Facilities–0.25%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes,
5.88%, 03/15/22	170,000	184,238
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	1,180,000	1,230,150

15                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Health Care Facilities–(continued)
HealthSouth Corp., Sr. Unsec. Gtd. Notes,
5.75%, 11/01/24	$65,000	$65,813
7.25%, 10/01/18	175,000	189,437
7.75%, 09/15/22	176,000	191,840
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	265,000	260,362
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes,
4.50%, 04/01/21(b)	245,000	242,856
4.75%, 06/01/20(b)	25,000	25,344
Sr. Unsec. Global Notes,
8.00%, 08/01/20	190,000	208,287
		2,598,327

Health Care Services–0.80%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes,
2.65%, 02/15/17	2,900,000	3,038,035
6.25%, 06/15/14	2,070,000	2,212,758
Sr. Unsec. Gtd. Notes,
3.13%, 05/15/16	1,265,000	1,338,471
Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	540,000	562,117
Orlando Lutheran Towers Inc., Bonds, 8.00%, 07/01/17	900,000	902,171
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	260,000	277,550
		8,331,102

Health Care Technology–0.05%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	435,000	479,588

Home Improvement Retail–0.04%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	350,000	382,813

Homebuilding–0.76%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	275,000	299,750
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	305,000	338,550
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes,
6.95%, 06/01/18	305,000	341,219
Sr. Unsec. Gtd. Notes,
4.75%, 11/15/22(b)	618,000	601,777
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	330,000	367,125
MDC Holdings Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	5,335,000	5,275,749
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	110,000	122,650
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	130,000	133,900

	Principal Amount	Value
Homebuilding–(continued)
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	$315,000	$340,987
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	95,000	106,994
		7,928,701

Hotels, Resorts & Cruise Lines–0.70%
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes,
12.75%, 04/15/18	260,000	196,300
Sec. Gtd. Notes,
9.00%, 02/15/20(b)	100,000	99,500
Sr. Sec. Gtd. Notes,
9.00%, 02/15/20(b)	200,000	199,000
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	145,000	144,275
Carnival Corp., Sr. Unsec. Gtd Global Notes, 1.88%, 12/15/17	1,890,000	1,902,769
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	25,000	27,844
Hyatt Hotels Corp., Sr. Unsec. Notes, 6.88%, 08/15/19(b)	575,000	681,460
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
5.25%, 11/15/22	1,110,000	1,143,300
7.50%, 10/15/27	495,000	569,250
Wyndham Worldwide Corp.,
Sr. Unsec. Global Notes,
6.00%, 12/01/16	29,000	32,986
Sr. Unsec. Notes,
5.63%, 03/01/21	1,135,000	1,273,715
7.38%, 03/01/20	770,000	973,515
		7,243,914

Household Products–0.07%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	195,000	200,606
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes,
5.75%, 10/15/20	175,000	181,125
7.13%, 04/15/19	320,000	344,400
		726,131

Housewares & Specialties–0.02%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	205,000	207,819
Spectrum Brands Escrow Corp., Sr. Unsec. Notes, 6.38%, 11/15/20(b)	30,000	31,800
		239,619

Independent Power Producers & Energy Traders–0.17%
AES Corp (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	240,000	272,400

16                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Independent Power Producers & Energy Traders–(continued)
AES Corp/ VA, Sr. Unsec. Global Notes,
8.00%, 10/15/17	$620,000	$719,200
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	274,000	297,975
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes,
7.63%, 01/15/18	320,000	368,000
Sr. Unsec. Gtd. Notes,
6.63%, 03/15/23(b)	75,000	79,875
Red Oak Power LLC-Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	59,577	65,088
		1,802,538

Industrial Conglomerates–1.85%
General Electric Capital Corp.- Series G, Sr. Unsec. Medium-Term Global Notes, 6.00%, 08/07/19	5,425,000	6,628,972
General Electric Co., Sr. Unsec. Global Notes, 2.70%, 10/09/22	1,535,000	1,532,484
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes,
4.63%, 09/11/15(b)	2,465,000	2,656,632
5.75%, 09/11/19(b)	1,180,000	1,395,531
7.63%, 04/09/19(b)	1,840,000	2,348,784
Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	4,330,000	4,633,100
		19,195,503

Industrial Machinery–0.87%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	105,000	109,200
Pentair Finance S.A., Sr. Unsec. Gtd. Notes,
1.35%, 12/01/15(b)	5,000,000	5,017,574
3.15%, 09/15/22(b)	2,570,000	2,531,480
Pentair Finance S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.00%, 05/15/21(b)	1,255,000	1,418,106
		9,076,360

Insurance Brokers–0.16%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	1,255,000	1,689,838

Integrated Oil & Gas–0.69%
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	1,010,000	1,173,014
Hess Corp., Sr. Unsec. Global Notes, 5.60%, 02/15/41	730,000	780,328
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	4,610,000	5,261,971
		7,215,313

Integrated Telecommunication Services–2.96%
AT&T Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/31	206,000	302,181

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
AT&T Inc., Sr. Unsec. Global Notes,
0.80%, 12/01/15	$1,500,000	$1,501,520
1.70%, 06/01/17	2,340,000	2,371,177
2.50%, 08/15/15	835,000	869,654
2.95%, 05/15/16	1,555,000	1,651,411
4.45%, 05/15/21	800,000	905,740
6.15%, 09/15/34	190,000	228,203
Deutsche Telekom International Finance B.V. (Germany),
Sr. Unsec. Gtd. Global Bonds,
8.75%, 06/15/30	1,735,000	2,515,051
Sr. Unsec. Gtd. Global Notes,
6.00%, 07/08/19	405,000	497,885
Sr. Unsec. Gtd. Notes,
6.75%, 08/20/18	905,000	1,120,059
Qtel International Finance Ltd. (Bermuda), Sr. Unsec. Gtd. Notes, 3.25%, 02/21/23(b)	3,650,000	3,605,453
Qtel International Finance Ltd. (Qatar),
Sr. Unsec. Gtd. Notes,
3.38%, 10/14/16(b)	1,685,000	1,782,311
4.75%, 02/16/21(b)	550,000	614,103
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	3,555,000	3,762,389
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	2,298,000	2,399,724
Verizon Communications, Inc., Sr. Unsec. Global Notes,
4.75%, 11/01/41	1,235,000	1,278,232
6.40%, 02/15/38	4,255,000	5,361,948
		30,767,041

Internet Retail–0.28%
Amazon.com Inc., Sr. Unsec. Global Notes, 2.50%, 11/29/22	2,960,000	2,865,082

Internet Software & Services–0.33%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	2,875,000	2,905,276
Equinix Inc., Sr. Unsec. Notes,
4.88%, 04/01/20	65,000	65,000
5.38%, 04/01/23	265,000	265,000
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	190,000	209,950
		3,445,226

Investment Banking & Brokerage–5.90%
Charles Schwab Corp. (The)-Series A, Jr. Unsec. Sub. Notes, 7.00%(e)	4,840,000	5,620,450
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
3.63%, 01/22/23	5,385,000	5,434,232
5.13%, 01/15/15	700,000	749,174
5.25%, 07/27/21	2,325,000	2,653,283
5.75%, 01/24/22	3,600,000	4,239,661

17                         Invesco Corporate Bond Fund

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

	Principal Amount	Value
Investment Banking & Brokerage–(continued)
Sr. Unsec. Medium-Term Global Notes,
3.70%, 08/01/15	$2,370,000	$2,510,166
Unsec. Sub. Global Notes,
6.75%, 10/01/37	4,675,000	5,312,521
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(b)	390,000	419,746
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	5,580,000	6,074,051
7.30%, 08/01/14(b)	1,565,000	1,674,446
7.63%, 08/13/19(b)	1,860,000	2,253,831
Morgan Stanley,
Sr. Unsec. Global Notes, 3.80%, 04/29/16	2,240,000	2,381,630
6.38%, 07/24/42	3,500,000	4,273,949
Sr. Unsec. Medium-Term Global Notes,
4.00%, 07/24/15	3,990,000	4,215,334
6.00%, 05/13/14	4,165,000	4,408,811
Sr. Unsec. Notes,
3.45%, 11/02/15	5,595,000	5,850,075
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,553,365
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	1,565,000	1,656,889
		61,281,614

Leisure Facilities–0.02%
Cedair Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21	105,000	105,000
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	110,000	117,700
		222,700

Leisure Products–0.04%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	430,000	437,525

Life & Health Insurance–3.29%
Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/15	2,525,000	2,756,080
MetLife Inc.,
Sr. Unsec. Global Notes,
4.13%, 08/13/42	2,400,000	2,298,267
Sr. Unsec. Notes,
6.75%, 06/01/16	780,000	920,283
Jr. Unsec. Sub. Global Notes,
10.75%, 08/01/39	2,935,000	4,549,250
Series A, Sr. Unsec. Notes,
6.82%, 08/15/18	605,000	757,212
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	6,960,000	7,679,558

	Principal Amount	Value
Life & Health Insurance–(continued)
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	$4,250,000	$4,886,277
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,690,000	2,070,250
Series C, Sr. Unsec. Medium-Term Notes,
5.40%, 06/13/35	1,500,000	1,643,343
Series D,
4.75%, 09/17/15	2,940,000	3,216,900
6.63%, 12/01/37	1,420,000	1,804,287
7.38%, 06/15/19	1,270,000	1,632,109
		34,213,816

Managed Health Care–1.47%
Cigna Corp.,
Sr. Unsec. Global Notes, 5.38%, 02/15/42	1,710,000	1,940,927
Sr. Unsec. Notes,
4.50%, 03/15/21	1,860,000	2,081,039
5.88%, 03/15/41	1,055,000	1,276,568
Humana Inc., Sr. Unsec. Global Notes, 4.63%, 12/01/42	1,755,000	1,689,709
UnitedHealth Group Inc.,
Sr. Unsec. Global Notes,
2.75%, 02/15/23	2,820,000	2,792,120
Sr. Unsec. Notes,
5.95%, 02/15/41	2,455,000	3,017,736
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	2,500,000	2,519,407
		15,317,506

Marine–0.01%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	110,000	110,275

Movies & Entertainment–0.17%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	540,000	594,675
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	225,000	227,531
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	410,000	441,775
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	195,000	213,525
Time Warner, Inc., Sr. Unsec. Gtd. Deb., 6.50%, 11/15/36	225,000	272,509
		1,750,015

Multi-Line Insurance–1.08%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	6,485,000	8,381,666

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Principal Amount	Value
Multi-Line Insurance–(continued)
American International Group Inc., Sr. Unsec. Global Notes, 8.25%, 08/15/18	$1,295,000	$1,690,893
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	90,000	92,999
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	265,000	315,350
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	510,000	592,875
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	120,000	176,950
		11,250,733

Multi-Utilities–0.35%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	2,700,000	2,911,695
Consumers Energy Co., Sr. Sec. First Mortgage Bonds, 5.80%, 09/15/35	570,000	709,425
		3,621,120

Office REIT’s–0.44%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	4,290,000	4,571,656

Office Services & Supplies–0.77%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	20,000	21,675
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	250,000	241,875
Steelcase, Inc., Sr. Unsec. Notes, 6.38%, 02/15/21	6,970,000	7,724,507
		7,988,057

Oil & Gas Drilling–0.34%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	80,000	87,600
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	265,000	282,225
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 4.95%, 11/15/15	2,930,000	3,188,034
		3,557,859

Oil & Gas Equipment & Services–0.12%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	190,000	204,012
Calfrac Holdings L.P., Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	200,000	202,000
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	90,000	93,150
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	520,000	533,000

	Principal Amount	Value
Oil & Gas Equipment & Services–(continued)
Oil States International Inc., Sr. Unsec. Gtd. Notes, 5.13%, 01/15/23(b)	$45,000	$45,225
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	115,000	123,302
		1,200,689

Oil & Gas Exploration & Production–3.26%
Anadarko Petroleum Corp., Sr. Unsec. Global Notes, 5.75%, 06/15/14	925,000	978,595
5.95%, 09/15/16	1,000,000	1,151,843
Apache Corp., Sr. Unsec. Global Notes, 4.75%, 04/15/43	2,575,000	2,666,381
Berry Petroleum Co., Sr. Unsec. Notes,
6.38%, 09/15/22	140,000	148,575
6.75%, 11/01/20	183,000	195,810
Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes,
7.63%, 11/15/22	110,000	120,175
8.25%, 09/01/21	435,000	489,375
Sr. Unsec. Gtd. Notes,
7.63%, 11/15/22(b)	160,000	174,800
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	130,000	143,487
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	30,000	32,063
6.63%, 08/15/20	475,000	521,906
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	555,000	593,850
Denbury Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.63%, 07/15/23	95,000	93,575
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	1,380,000	1,486,551
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	3,450,000	4,143,057
EOG Resources, Inc., Sr. Unsec. Notes, 4.10%, 02/01/21	2,530,000	2,852,681
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	440,000	463,100
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	495,000	470,250
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	145,000	146,450
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	620,000	668,050
Kodiak Oil & Gas Corp. (Canada), Sr. Unsec. Gtd. Notes, 5.50%, 01/15/21(b)	70,000	72,625
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	35,000	38,150
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	310,000	329,956
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.38%, 01/30/23(b)	200,000	208,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Noble Energy Inc., Sr. Unsec. Global Notes, 4.15%, 12/15/21	$800,000	$878,648
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	160,000	175,600
OGX Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 8.38%, 04/01/22(b)	200,000	174,046
8.50%, 06/01/18(b)	200,000	182,000
Pemex Project Funding Master Trust (Mexico), Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/35	3,145,000	3,778,396
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes,
3.50%, 02/06/17	3,070,000	3,162,860
5.75%, 01/20/20	1,800,000	2,002,388
6.88%, 01/20/40	195,000	227,245
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 5.50%, 01/21/21	3,125,000	3,586,385
QEP Resources Inc.,
Sr. Unsec. Global Notes,
5.25%, 05/01/23	120,000	124,800
Sr. Unsec. Notes,
5.38%, 10/01/22	245,000	257,250
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	50,000	51,250
5.75%, 06/01/21	410,000	438,700
SM Energy Co., Sr. Unsec. Global Notes,
6.50%, 11/15/21	210,000	227,850
6.50%, 01/01/23	85,000	92,437
6.63%, 02/15/19	175,000	188,562
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	170,000	178,075
		33,915,797

Oil & Gas Refining & Marketing–0.33%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	120,000	127,200
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	275,000	277,062
Petronas Capital Ltd. (Malaysia), Sr. Unsec. Gtd. Notes, 5.25%, 08/12/19(b)	895,000	1,049,364
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	85,000	88,825
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	110,000	116,600
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	170,000	190,613
Valero Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/37	1,325,000	1,625,107
		3,474,771

	Principal Amount	Value
Oil & Gas Storage & Transportation–2.34%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/23	$135,000	$134,325
5.88%, 04/15/21	360,000	384,300
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 08/01/23(b)	90,000	90,000
6.63%, 10/01/20(b)	90,000	94,725
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	115,000	119,888
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	1,530,000	1,472,484
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	290,000	333,137
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	2,685,000	2,968,448
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/20	1,125,000	1,321,130
Sr. Unsec. Gtd. Notes,
6.45%, 09/01/40	3,980,000	4,918,405
Series G, Sr. Unsec. Gtd. Global Notes, 5.60%, 10/15/14	2,710,000	2,917,479
Genesis Energy LP/Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	165,000	169,950
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	240,000	249,600
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	130,000	136,987
6.25%, 06/15/22	94,000	101,050
6.50%, 08/15/21	289,000	312,481
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	390,000	413,080
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	435,000	473,062
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	35,000	34,388
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	1,000,000	1,316,000
Sr. Unsec. Gtd. Notes,
5.67%, 08/15/14	2,000,000	2,138,728
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	75,000	82,313
6.88%, 02/01/21	465,000	509,175
Sr. Unsec. Gtd. Notes,
5.25%, 05/01/23(b)	50,000	51,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	$185,000	$200,262
Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	3,205,000	3,384,583
		24,327,480

Other Diversified Financial Services–7.53%
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.70%, 09/01/15	4,015,000	4,243,308
4.50%, 04/01/15	2,860,000	3,045,383
5.75%, 12/01/17	890,000	1,030,902
6.50%, 08/01/16	1,860,000	2,151,592
Sr. Unsec. Medium-Term Notes,
3.30%, 01/11/23	4,980,000	4,969,751
Series L, Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/18	4,535,000	5,276,232
Bear Stearns Cos., LLC (The), Unsec. Sub. Notes,
5.55%, 01/22/17	3,080,000	3,509,508
Citigroup Inc., Sr. Unsec. Global Notes,
3.38%, 03/01/23	6,700,000	6,785,500
5.88%, 01/30/42	2,745,000	3,328,930
6.01%, 01/15/15	1,000,000	1,085,897
8.50%, 05/22/19	2,315,000	3,105,439
Sr. Unsec. Notes,
6.38%, 08/12/14	3,080,000	3,316,280
Unsec. Sub. Global Notes,
4.05%, 07/30/22	2,515,000	2,609,785
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	3,170,000	3,241,325
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.75%, 07/01/13(b)	1,820,000	1,832,519
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	1,350,000	1,586,800
General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	1,105,000	1,311,906
ING US Inc., Sr. Unsec. Gtd. Notes, 2.90%, 02/15/18(b)	8,315,000	8,390,142
ING US Inc. (Netherlands), Sr. Unsec. Gtd. Notes, 5.50%, 07/15/22(b)	775,000	857,694
JPMorgan Chase & Co., Sr. Unsec. Global Notes, 3.25%, 09/23/22	2,260,000	2,281,406
3.45%, 03/01/16	1,170,000	1,248,718
4.75%, 05/01/13	135,000	135,914
5.60%, 07/15/41	1,885,000	2,289,524
Merrill Lynch & Co., Inc., Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	5,310,000	6,423,084
Unsec. Sub. Global Notes,
7.75%, 05/14/38	2,850,000	3,871,208
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	295,000	303,850
		78,232,597

	Principal Amount	Value
Packaged Foods & Meats–0.80%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	$230,000	$239,200
Mondelez International Inc.,
Sr. Unsec. Global Notes, 2.63%, 05/08/13	945,000	948,509
6.88%, 02/01/38	1,030,000	1,395,949
Sr. Unsec. Notes,
6.88%, 01/26/39	3,795,000	5,114,527
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	380,000	415,150
Wells Enterprises Inc, Sr. Sec. Notes, 6.75%, 02/01/20(b)	230,000	241,500
		8,354,835

Paper Packaging–0.17%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	195,000	208,650
Rock-Tenn Co., Sr. Unsec. Gtd. Notes, 4.00%, 03/01/23(b)	1,550,000	1,573,713
		1,782,363

Paper Products–0.26%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	30,000	31,838
International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/41	1,655,000	1,935,886
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	440,000	479,600
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	70,000	74,025
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	210,000	214,462
		2,735,811

Personal Products–0.25%
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	2,575,000	2,412,215
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	135,000	134,662
		2,546,877

Pharmaceuticals–1.56%
AbbVie Inc., Sr. Unsec. Gtd. Notes, 1.20%, 11/06/15(b)	7,995,000	8,074,510
Teva Pharmaceutical Finance IV LLC, Sr. Unsec. Gtd. Global Notes, 2.25%, 03/18/20	2,880,000	2,899,498
Watson Pharmaceuticals, Inc., Sr. Unsec. Global Notes, 3.25%, 10/01/22	2,480,000	2,511,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

	Principal Amount	Value
Pharmaceuticals–(continued)
Wyeth LLC, Sr. Unsec. Gtd. Notes, 6.45%, 02/01/24	$435,000	$580,413
Zoetis Inc., Sr. Unsec. Notes, 3.25%, 02/01/23(b)	2,130,000	2,159,781
		16,225,832

Property & Casualty Insurance–1.58%
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	6,330,000	8,036,061
QBE Capital Funding III Ltd. (Australia), Unsec. Gtd. Sub. Notes, 7.25%, 05/24/41(b)	3,500,000	3,675,000
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	1,585,000	1,963,937
XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	2,640,000	2,790,333
		16,465,331

Railroads–0.95%
Canadian Pacific Railway Co. (Canada), Sr. Unsec. Notes, 4.45%, 03/15/23	1,095,000	1,211,132
CSX Corp.,
Sr. Unsec. Global Notes, 6.15%, 05/01/37	2,615,000	3,231,909
Sr. Unsec. Notes,
3.70%, 10/30/20	550,000	595,127
5.50%, 04/15/41	2,000,000	2,312,707
Union Pacific Corp., Sr. Unsec. Notes,
4.00%, 02/01/21	1,870,000	2,103,697
6.25%, 05/01/34	365,000	465,431
		9,920,003

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	155,000	168,563

Regional Banks–1.91%
Fifth Third Bancorp,
Sr. Unsec. Notes, 3.50%, 03/15/22	3,120,000	3,257,823
Unsec. Sub. Notes,
4.50%, 06/01/18	2,365,000	2,613,998
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	1,300,000	1,559,979
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	3,630,000	4,266,284
PNC Bank N.A., Sub. Notes, 2.70%, 11/01/22	4,295,000	4,209,062
PNC Preferred Funding Trust III, Jr. Unsec. Sub. Variable Rate Notes, 8.70%(b)(e)	2,300,000	2,302,875
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	250,000	270,625

	Principal Amount	Value
Regional Banks–(continued)
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	$520,000	$585,000
Synovus Financial Corp.,
Sr. Unsec. Global Notes, 7.88%, 02/15/19	170,000	192,950
Unsec. Sub. Global Notes,
5.13%, 06/15/17	635,000	635,000
		19,893,596

Research & Consulting Services–0.46%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	285,000	304,950
Novant Health, Inc.-Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	3,750,000	4,481,391
		4,786,341

Residential REIT’s–0.35%
Essex Portfolio L.P., Unsec. Gtd. Notes, 3.63%, 08/15/22(b)	3,600,000	3,591,425

Retail REIT’s–0.92%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	3,965,000	3,984,167
Simon Property Group L.P.,
Sr. Unsec. Global Notes, 2.75%, 02/01/23	1,040,000	1,023,522
Sr. Unsec. Notes,
4.75%, 03/15/42	2,555,000	2,713,665
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	1,500,000	1,848,961
		9,570,315

Semiconductor Equipment–0.15%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/22	50,000	49,750
6.63%, 06/01/21	640,000	648,000
Sr. Unsec. Gtd. Global Notes,
7.38%, 05/01/18	140,000	147,350
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	625,000	675,000
		1,520,100

Semiconductors–0.13%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	850,000	939,250
NXP BV / NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	400,000	408,562
		1,347,812

Soft Drinks–0.30%
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,750,000	1,758,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

	Principal Amount	Value
Soft Drinks–(continued)
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	$1,400,000	$1,382,663
		3,141,337

Sovereign Debt–0.34%
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 3.63%, 03/15/22	1,250,000	1,333,203
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/40	310,000	389,825
Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 3.63%, 04/29/15(b)	1,700,000	1,788,196
		3,511,224

Specialized Finance–1.79%
Aircastle Ltd., Sr. Unsec. Global Notes,
6.75%, 04/15/17	540,000	599,400
7.63%, 04/15/20	200,000	231,000
CIT Group Inc.,
Sr. Unsec. Global Notes,
5.00%, 08/15/22	300,000	322,500
5.25%, 03/15/18	435,000	470,344
Sr. Unsec. Notes,
5.50%, 02/15/19(b)	320,000	350,400
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	3,130,000	3,218,156
International Lease Finance Corp.,
Sr. Unsec. Global Notes, 4.88%, 04/01/15	2,070,000	2,166,772
5.88%, 04/01/19	3,965,000	4,261,136
5.88%, 08/15/22	420,000	450,975
8.75%, 03/15/17	395,000	466,841
Sr. Unsec. Notes,
8.25%, 12/15/20	1,180,000	1,445,500
Moody’s Corp., Sr. Unsec. Notes, 5.50%, 09/01/20	1,710,000	1,856,731
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,756,785
		18,596,540

Specialized REIT’s–2.33%
American Tower Corp.,
Sr. Unsec. Global Notes,
3.50%, 01/31/23	2,300,000	2,270,591
4.63%, 04/01/15	2,415,000	2,581,874
Sr. Unsec. Notes,
4.50%, 01/15/18	2,455,000	2,704,756
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,965,000	4,657,328
Felcor Lodging L.P., Sr. Sec. Gtd. Notes, 5.63%, 03/01/23(b)	70,000	71,050

	Principal Amount	Value
Specialized REIT’s–(continued)
HCP, Inc., Sr. Unsec. Notes,
3.75%, 02/01/16	$1,100,000	$1,178,423
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	180,000	200,475
Sr. Unsec. Gtd. Global Notes,
6.00%, 11/01/20	125,000	138,437
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	205,000	222,425
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	35,000	38,719
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	3,125,000	3,269,531
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes,
2.00%, 02/15/18	1,750,000	1,755,265
4.25%, 03/01/22	900,000	964,236
4.75%, 06/01/21	3,725,000	4,144,402
		24,197,512

Specialty Chemicals–0.27%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	80,000	81,800
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	236,000	235,410
PolyOne Corp., Sr. Unsec. Notes,
5.25%, 03/15/23(b)	380,000	385,700
7.38%, 09/15/20	325,000	361,562
RPM International Inc., Sr. Unsec. Global Notes, 3.45%, 11/15/22	1,800,000	1,775,823
		2,840,295

Steel–1.11%
ArcelorMittal (Luxembourg),
Sr. Unsec. Global Bonds,
10.35%, 06/01/19	2,000,000	2,530,084
Sr. Unsec. Global Notes,
5.00%, 02/25/17	900,000	945,145
6.13%, 06/01/18	760,000	830,643
6.75%, 02/25/22	95,000	105,021
7.25%, 03/01/41	905,000	902,802
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	270,000	299,700
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	295,000	317,125
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Sr. Unsec. Notes, 7.38%, 02/01/20(b)	322,000	335,685
United States Steel Corp.,
Sr. Unsec. Global Notes,
7.50%, 03/15/22	170,000	176,375
Sr. Unsec. Notes,
7.00%, 02/01/18	225,000	239,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

	Principal Amount	Value
Steel–(continued)
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	$655,000	$696,063
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	4,000,000	4,167,296
		11,545,564

Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	50,000	53,250

Telecommunications–0.02%
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	207,000

Tires & Rubber–0.02%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	185,000	211,825

Tobacco–0.73%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes,
4.13%, 09/11/15	1,300,000	1,406,379
4.75%, 05/05/21	3,905,000	4,392,110
9.70%, 11/10/18	1,250,000	1,745,928
		7,544,417

Trading Companies & Distributors–0.02%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	40,000	43,300
United Rentals North America Inc.,
Sr. Sec. Gtd. Global Notes,
5.75%, 07/15/18	25,000	27,063
Sr. Unsec. Global Notes,
8.25%, 02/01/21	135,000	152,212
		222,575

Trucking–0.31%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	520,000	570,700
9.75%, 03/15/20	165,000	191,400
HDTFS Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22(b)	70,000	75,600
Hertz Corp. (The),
Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	360,000	390,600
7.38%, 01/15/21	320,000	354,000
Sr. Unsec. Gtd. Notes,
6.75%, 04/15/19(b)	90,000	96,750
Penske Truck Leasing Co. LP/PTL Finance Corp., Sr. Unsec. Notes, 4.25%, 01/17/23(b)	1,550,000	1,564,340
		3,243,390

	Principal Amount	Value
Wireless Telecommunication Services–1.74%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Global Notes,
4.38%, 07/16/42	$1,955,000	$1,886,703
Sr. Unsec. Gtd. Global Notes,
6.13%, 03/30/40	2,320,000	2,805,140
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	220,000	238,700
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	810,000	832,275
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	5,750,000	6,583,750
Digicel Ltd. (Bermuda), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	200,000	200,858
eAccess Ltd. (Japan) (Japan), Sr. Unsec. Gtd. Notes, 8.25%, 04/01/18(b)	225,000	250,875
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20	485,000	511,675
7.88%, 09/01/18	185,000	200,031
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	1,565,000	1,558,537
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	175,000	180,688
Sprint Capital Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 11/15/28	665,000	675,806
6.90%, 05/01/19	380,000	415,625
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22	230,000	234,025
7.00%, 08/15/20	105,000	114,844
11.50%, 11/15/21	80,000	110,800
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)	285,000	334,519
9.00%, 11/15/18(b)	215,000	267,675
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 11.75%, 07/15/17(b)	670,000	711,875
		18,114,401
Total U.S. Dollar Denominated Bonds and Notes (Cost $879,433,045)		954,932,146

U.S. Treasury Securities–4.04%
U.S. Treasury Bills–0.09%
0.18%, 11/14/13(f)(g)	925,000	924,171

U.S. Treasury Notes–2.24%
1.00%, 03/31/17	4,000,000	4,069,157
2.00%, 11/15/21	2,545,000	2,617,498
2.00%, 02/15/22	2,315,000	2,372,638
1.75%, 05/15/22	14,245,000	14,234,659
		23,293,952

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

	Principal Amount	Value
U.S. Treasury Bonds–1.71%
4.75%, 02/15/41	$4,255,000	$5,682,977
3.13%, 02/15/42	10,525,000	10,631,133
2.75%, 08/15/42	1,620,000	1,509,756
		17,823,866
Total U.S. Treasury Securities (Cost $41,258,946)		42,041,989

Asset-Backed Securities–1.26%
Bear Stearns Commercial Mortgage Securities-Series 2007-T26, Class A4, Variable Rate Pass Through Ctfs., 5.47%, 01/12/45(d)	2,575,000	2,978,187
Countrywide Asset-Backed Ctfs.-Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 04/25/47	68,013	67,804
Credit Suisse Mortgage Capital Ctfs.-Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.63%, 09/26/34(b)(d)	832,674	843,603
GS Mortgage Securities Corp. Trust-Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	2,000,000	2,169,716
Santander Drive Auto Receivables Trust-Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	3,300,000	3,472,143
Wachovia Bank Commercial Mortgage Trust-Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.24%, 10/15/44(d)	1,510,000	1,619,176
Wells Fargo Mortgage Backed Securities Trust-Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(d)	1,933,573	1,973,224
Total Asset-Backed Securities (Cost $11,442,484)		13,123,853

	Shares
Preferred Stocks–1.17%
Consumer Finance–0.00%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)	36	35,029

Diversified Banks–0.60%
CoBank ACB, Series F, 6.25% Pfd.(b)	55,000	5,871,250
Royal Bank of Scotland PLC (The), (United Kingdom) Series T 7.25% Jr. Sub. Pfd.	16,195	405,199
		6,276,449

Multi-Line Insurance–0.05%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	18,470	546,527

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B 7.63% Pfd.	2,960	79,683

Regional Banks–0.35%
PNC Financial Services Group Inc., Series P, 6.13% Pfd.	95,000	2,631,500

	Shares		Value
Regional Banks–(continued)
Zions Bancorp., Series C 9.50% Pfd.		37,570	$971,185
			3,602,685

Reinsurance–0.15%
Reinsurance Group of America, Inc., Unsec. Sub. 6.20% Variable Rate Pfd.(d)		56,000	1,519,280

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		2,460	111,536
Total Preferred Stocks (Cost $11,291,555)			12,171,189

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.40%(h)
Cable & Satellite–0.01%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	100,000	137,741

Casinos & Gaming–0.12%
Codere Finance Luxembourg (Luxembourg) S.A., Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	100,000	103,795
Codere Finance Luxembourg S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	410,000	425,560
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	200,000	329,146
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	350,000	356,415
			1,214,916

Construction & Engineering–0.01%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	137,578

Food Distributors–0.03%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	200,000	310,186

Health Care Technology–0.03%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	200,000	275,808

Independent Power Producers & Energy Traders–0.01%
Infinis PLC (France), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	100,000	151,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

	Principal Amount		Value
Investment Companies–Exchange Traded Funds–0.03%
Boparan Finance PLC (United Kindgom), REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	200,000	$293,107

Leisure Facilities–0.04%
Cirsa Funding Luxembourg S.A. (Spain), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	305,000	392,235

Metal & Glass Containers–0.01%
Greif Luxembourg Finance SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	100,000	147,533

Multi-Sector Holdings–0.04%
KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	145,000	202,602
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	125,000	198,132
			400,734

Other Diversified Financial Services–0.07%
Cabot Financial Luxembourg S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	210,000	351,575
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	200,000	335,213
			686,788
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $4,167,361)			4,148,306

Municipal Obligations–0.28%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB,
7.50%, 05/15/17		$485,000	437,106
Series 2007 B, Taxable RB,
9.00%, 05/15/18		535,000	504,264
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable RB, 6.64%, 04/01/57		1,485,000	1,794,370
Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning and Leadership, Inc.);
Series 2007 B, Taxable Redevelopment Education RB,
7.56%, 08/01/16(c)		330,000	98,951
Series 2007 C, Taxable Redevelopment Education RB,
7.56%, 08/01/13(c)		220,000	65,967
Total Municipal Obligations (Cost $3,057,014)			2,900,658

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.20%
Federal Home Loan Mortgage Corp. (FHLMC)–0.09%
Pass Through Ctfs.,
7.00%, 06/01/15 to 06/01/32	$373,392	$428,999
6.50%, 04/01/16 to 08/01/32	73,378	82,744
5.50%, 09/01/16 to 11/01/18	182,751	197,343
6.00%, 04/01/17 to 10/01/32	216,692	238,001
7.50%, 06/01/30	1,920	2,071
		949,158

Federal National Mortgage Association (FNMA)–0.07%
Pass Through Ctfs.,
7.50%, 11/01/15 to 05/01/32	48,070	57,364
7.00%, 02/01/16 to 09/01/32	134,541	155,920
6.50%, 09/01/16 to 08/01/34	171,807	198,006
5.00%, 01/01/18 to 09/01/18	152,833	165,680
8.50%, 10/01/28	23,797	28,795
8.00%, 10/01/30 to 04/01/32	90,543	103,322
		709,087

Government National Mortgage Association (GNMA)–0.04%
Pass Through Ctfs.,
7.50%, 06/15/23	81,963	95,705
8.50%, 11/15/24	35,902	42,090
8.00%, 09/20/26	23,117	29,404
6.50%, 03/15/31 to 07/15/32	127,386	150,893
7.00%, 04/15/31 to 08/15/31	8,626	10,271
6.00%, 01/15/32 to 02/15/33	97,829	112,023
		440,386
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $1,912,052)		2,098,631

	Shares
Common Stocks & Other Equity Interests–0.02%
Broadcasting–0.00%
Adelphia Recovery Trust Series ACC-1(i)	859,558	1,719

Cable & Satellite–0.00%
Adelphia Communications Corp.(i)	8,850	6,903

Integrated Telecommunication Services–0.01%
Largo Ltd. Class A (Luxembourg)(j)	13,363	13,905
Largo Ltd. Class B (Luxembourg)(j)	120,270	125,149
		139,054

Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $397,010)(k)	860	73,100
Total Common Stocks & Other Equity Interests (Cost $912,796)		220,776

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

	Shares	Value
Money Market Funds–0.51%
Liquid Assets Portfolio–Institutional Class(l)	2,632,774	$2,632,774
Premier Portfolio–Institutional Class(l)	2,632,775	2,632,775
Total Money Market Funds (Cost $5,265,549)		5,265,549
TOTAL INVESTMENTS–99.74% (Cost $958,740,802)		1,036,903,097
OTHER ASSETS LESS LIABILITIES–0.26%		2,714,656
NET ASSETS–100.00%		$1,039,617,753

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $249,411,020, which represented 23.99% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $666,256, which represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Perpetual bond with no specified maturity date.
(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security.
(k)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
(m)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $953,475,253)	$1,031,637,548
Investments in affiliated money market funds, at value and cost	5,265,549
Total investments, at value (Cost $958,740,802)	1,036,903,097
Foreign currencies, at value (Cost $353,478)	346,381
Receivable for:
Investments sold	585,693
Variation margin	29,038
Fund shares sold	3,172,672
Dividends and interest	11,670,179
Foreign currency contracts outstanding	80,590
Premiums paid on swap agreements	723,384
Investment for trustee deferred compensation and retirement plans	109,454
Other assets	38,952
Total assets	1,053,659,440

Liabilities:
Payable for:
Investments purchased	10,407,971
Fund shares reacquired	1,449,272
Dividends	556,567
Accrued fees to affiliates	553,119
Accrued trustees’ and officers’ fees and benefits	4,771
Accrued other operating expenses	113,117
Trustee deferred compensation and retirement plans	226,841
Unrealized depreciation on swap agreements	730,029
Total liabilities	14,041,687
Net assets applicable to shares outstanding	$1,039,617,753

Net assets consist of:
Shares of beneficial interest	$1,047,012,955
Undistributed net investment income	(2,815,196)
Undistributed net realized gain (loss)	(82,053,984)
Unrealized appreciation	77,473,978
$1,039,617,753

Net Assets:
Class A	$882,543,522
Class B	$56,764,924
Class C	$69,568,382
Class R	$4,776,145
Class Y	$9,159,677
Class R5	$6,496,908
Class R6	$10,308,195

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	121,612,310
Class B	7,808,954
Class C	9,608,306
Class R	657,651
Class Y	1,259,180
Class R5	894,191
Class R6	1,418,961
Class A:
Net asset value per share	$7.26
Maximum offering price per share
(Net asset value of $7.26 ÷ 95.75%)	$7.58
Class B:
Net asset value and offering price per share	$7.27
Class C:
Net asset value and offering price per share	$7.24
Class R:
Net asset value and offering price per share	$7.26
Class Y:
Net asset value and offering price per share	$7.27
Class R5:
Net asset value and offering price per share	$7.27
Class R6:
Net asset value and offering price per share	$7.26

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$46,426,763
Dividends (net of foreign withholding taxes of $ 535)	473,958
Dividends from affiliated money market funds	38,553
Total investment income	46,939,274

Expenses:
Advisory fees	3,877,594
Administrative services fees	267,334
Custodian fees	37,564
Distribution fees:
Class A	2,122,007
Class B	156,468
Class C	669,238
Class R	23,431
Transfer agent fees — A, B, C, R and Y	1,753,568
Transfer agent fees — R5	425
Transfer agent fees — R6	79
Trustees’ and officers’ fees and benefits	60,940
Other	412,328
Total expenses	9,380,976
Less: Fees waived and expense offset arrangement(s)	(54,472)
Net expenses	9,326,504
Net investment income	37,612,770

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	23,382,482
Foreign currencies	18,020
Foreign currency contracts	(51,618)
Futures contracts	795,172
Swap agreements	(903,401)
23,240,655
Change in net unrealized appreciation (depreciation) of:
Investment securities	13,264,895
Foreign currencies	(11,530)
Foreign currency contracts	114,005
Futures contracts	(526,116)
Swap agreements	(762,483)
12,078,771
Net realized and unrealized gain	35,319,426
Net increase in net assets resulting from operations	$72,932,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$37,612,770	$38,112,136
Net realized gain	23,240,655	20,720,596
Change in net unrealized appreciation	12,078,771	8,652,664
Net increase in net assets resulting from operations	72,932,196	67,485,396

Distributions to shareholders from net investment income:
Class A	(34,850,513)	(31,891,571)
Class B	(2,494,566)	(2,993,931)
Class C	(2,195,374)	(2,065,031)
Class R	(180,220)	(137,693)
Class Y	(330,591)	(259,852)
Class R5	(502,694)	(474,259)
Class R6	(183,258)	—
Total distributions from net investment income	(40,737,216)	(37,822,337)

Share transactions-net:
Class A	44,600,358	235,951,456
Class B	(13,398,275)	730,777
Class C	4,504,239	19,982,320
Class R	153,601	4,385,652
Class Y	2,363,346	2,230,229
Class R5	(8,161,903)	13,855,576
Class R6	10,280,428	—
Net increase in net assets resulting from share transactions	40,341,794	277,136,010
Net increase in net assets	72,536,774	306,799,069

Net assets:
Beginning of year	967,080,979	660,281,910
End of year (includes undistributed net investment income of $(2,815,196) and $(970,586), respectively)	$1,039,617,753	$967,080,979

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund, formerly Invesco Van Kampen Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

30                         Invesco Corporate Bond Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

31                         Invesco Corporate Bond Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission

32                         Invesco Corporate Bond Fund

merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

33                         Invesco Corporate Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B (after Rule 12b-1 fee limit), Class C (after Rule 12b-1 fee limit), Class R, Class Y and Class R5 shares to 0.95%, 1.29%, 1.65%, 1.20%, 0.70% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $40,160.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets, up to 1.00% each of Class B and Class C average daily net assets and 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

IDI had contractually agreed to limit Rule 12b-1 fees to 0.95% of Class C average daily net assets through June 30, 2012.

12b-1 fees before fee waivers are detailed in the Statement of Operations as Distribution fees. For the year ended February 28, 2013, 12b-1 fees incurred for Class C shares were $658,669 after fee waivers of $10,569.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $196,035 in front-end sales commissions from the sale of Class A shares and $2,062, $79,111 and $3,968 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

34                         Invesco Corporate Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$11,532,178	$6,125,336	$—	$17,657,514
U.S. Treasury Securities	—	42,041,989	—	42,041,989
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	2,098,631	—	2,098,631
Corporate Debt Securities	—	951,420,922	0	951,420,922
Asset-Backed Securities	—	13,123,853	—	13,123,853
Municipal Obligations	—	2,900,658	—	2,900,658
Foreign Government Debt Securities	—	3,511,224	—	3,511,224
Foreign Debt Securities		4,148,306		4,148,306
	$11,532,178	$1,025,370,919	$0	$1,036,903,097
Foreign Currency Contracts*	—	80,590	—	80,590
Futures*	(29,342)	—	—	(29,342)
Swap Agreements*	—	(730,029)	—	(730,029)
Total Investments	$11,502,836	$1,024,721,480	$0	$1,036,224,316

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap contracts(a)	$—	$(730,029)
Currency risk
Foreign currency contracts(a)	81,545	(955)
Interest rate risk
Futures contracts(b)	23,184	(52,526)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Unrealized depreciation on swap agreements and Foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

35                         Invesco Corporate Bond Fund

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(903,401)
Currency risk	—	(51,618)	—
Interest rate risk	795,172	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$(762,483)
Currency risk	—	114,005	—
Interest rate risk	(526,116)	—	—
Total	$269,056	$62,387	$(1,665,884)

*	The average notional value of futures, foreign currency contracts and swap agreements outstanding during the period was $196,078,757, $2,704,404 and $26,895,833, respectively.

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Ultra Bond	115	June-2013	$18,170,000	$(52,526)
U.S. 5 Year Treasury Notes	671	June-2013	83,193,516	19,681
Subtotal				$(32,845)

Short Contracts
U.S. 10 Year Treasury Notes	259	June-2013	$(34,070,641)	$3,503
Total				$(29,342)

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
05/08/2013	RBC Dain Rauscher	EUR	1,726,000	USD	2,336,314	$2,254,769	$81,545

Settlement Date	Counterparty	Contract to				Notional Value	Unrealized (Depreciation)
		Deliver		Receive
05/08/2013	RBC Dain Rauscher	USD	75,768	EUR	58,000	$76,503	$(735)
05/08/2013	RBC Dain Rauscher	USD	107,121	EUR	82,000	107,341	(220)
Subtotal							$(955)
Total open foreign currency contracts							$80,590

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread (a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.99%	$10,750,000	$723,384	$(730,029)

(a)	Implied credit spreads represent the current level as of February 28, 2013, at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $3,743.

36                         Invesco Corporate Bond Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$40,737,216	$37,822,337

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$73,250
Net unrealized appreciation — investments	75,386,642
Net unrealized appreciation (depreciation) — other investments	(834,974)
Temporary book/tax differences	(212,426)
Capital loss carryforward	(81,807,694)
Shares of beneficial interest	1,047,012,955
Total net assets	$1,039,617,753

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $21,436,725 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$81,807,694	$—	$81,807,694

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Income Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

37                         Invesco Corporate Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $625,031,870 and $594,785,477, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $83,796,586 and 67,773,752, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$80,094,108
Aggregate unrealized (depreciation) of investment securities	(4,707,466)
Net unrealized appreciation of investment securities	$75,386,642

Cost of investments for tax purposes is $961,516,455.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization and swaps, on February 28, 2013, undistributed net investment income was increased by $1,279,836 and undistributed net realized gain (loss) was decreased by $1,279,836. This reclassification had no effect on the net assets of the Fund.

38                         Invesco Corporate Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28/29,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	22,844,515	$164,112,344	18,025,808	$123,026,582
Class B	964,062	6,927,628	1,281,878	8,796,862
Class C	2,361,971	16,907,649	2,224,537	15,224,905
Class R	183,065	1,317,663	128,301	876,930
Class Y	722,765	5,215,354	269,248	1,854,807
Class R5	114,815	820,075	172,988	1,149,797
Class R6(b)	1,430,099	10,360,720	—	—

Issued as reinvestment of dividends:
Class A	4,057,281	29,147,293	3,862,435	26,462,125
Class B	304,429	2,185,406	378,584	2,592,427
Class C	251,384	1,799,513	244,604	1,671,544
Class R	24,860	178,674	19,741	135,337
Class Y	35,181	253,641	29,637	203,474
Class R5	66,314	474,310	69,055	473,715
Class R6	25,162	183,258	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	36,719,055	252,672,960
Class B	—	—	2,479,244	17,053,210
Class C	—	—	2,463,969	16,936,419
Class R	—	—	697,589	4,803,819
Class Y	—	—	329,318	2,273,496
Class R5	—	—	1,885,467	12,977,946

Automatic conversion of Class B shares to Class A shares:
Class A	1,468,261	10,528,583	1,543,992	10,708,005
Class B	(1,466,760)	(10,528,583)	(1,542,010)	(10,708,005)

Reacquired:
Class A	(22,180,233)	(159,187,862)	(25,847,254)	(176,918,216)
Class B	(1,675,067)	(11,982,726)	(2,515,269)	(17,003,717)
Class C	(1,984,929)	(14,202,923)	(2,033,108)	(13,850,548)
Class R	(186,770)	(1,342,736)	(209,135)	(1,430,434)
Class Y	(431,266)	(3,105,649)	(307,072)	(2,101,548)
Class R5	(1,307,865)	(9,456,288)	(108,146)	(745,882)
Class R6	(36,300)	(263,550)	—	—
Net increase in share activity	5,584,974	$40,341,794	40,263,456	$277,136,010

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all of the net assets of Invesco Income Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 44,574,642 shares of the Fund for 59,874,413shares outstanding of the Target Fund as of the close of business on June 3, 2011. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. The Target Fund’s net assets as of the close of business on June 3, 2011 of $306,717,850, including $17,304,023 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $648,864,404 and $955,582,254 immediately after the acquisition. The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$41,809,052
Net realized/unrealized gains	51,742,948
Change in net assets resulting from operations	$93,552,000

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

39                         Invesco Corporate Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 02/28/13	$7.03	$0.27	$0.25	$0.52	$(0.29)	$7.26	7.58	%(c)	$882,544	0.89	%(d)	0.89	%(d)	3.77	%(d)	68%
Year ended 02/29/12	6.78	0.30	0.25	0.55	(0.30)	7.03	8.32	(c)	810,883	0.92		0.92		4.42		69
Six months ended 02/28/11	6.87	0.16	(0.09)	0.07	(0.16)	6.78	1.03	(c)	549,964	0.90	(e)	0.90	(e)	4.62	(e)	49
Year ended 08/31/10	6.37	0.33	0.52	0.85	(0.35)	6.87	13.65	(c)	604,148	0.88		0.88		4.98		74
Year ended 08/31/09	6.15	0.31	0.25	0.56	(0.34)	6.37	9.94	(f)	623,660	0.95		0.95		5.38		78
Year ended 08/31/08	6.47	0.31	(0.31)	—	(0.32)	6.15	(0.16	)(f)	608,885	0.89		0.89		4.78		73
Class B
Year ended 02/28/13	7.03	0.27	0.26	0.53	(0.29)	7.27	7.59	(c)(g)	56,765	0.89	(d)(g)	0.89	(d)(g)	3.77	(d)(g)	68
Year ended 02/29/12	6.77	0.31	0.25	0.56	(0.30)	7.03	8.41	(c)(g)	68,052	0.84	(g)	0.84	(g)	4.50	(g)	69
Six months ended 02/28/11	6.86	0.15	(0.09)	0.06	(0.15)	6.77	0.85	(c)(g)	65,022	1.15	(e)(g)	1.15	(e)(g)	4.37	(e)(g)	49
Year ended 08/31/10	6.35	0.30	0.52	0.82	(0.31)	6.86	13.22	(c)(g)	74,702	1.22	(g)	1.22	(g)	4.63	(g)	74
Year ended 08/31/09	6.14	0.28	0.25	0.53	(0.32)	6.35	9.36	(h)(i)	75,378	1.42	(i)	1.42	(i)	4.90	(i)	78
Year ended 08/31/08	6.45	0.26	(0.30)	(0.04)	(0.27)	6.14	(0.76	)(h)	76,664	1.65		1.65		4.03		73
Class C
Year ended 02/28/13	7.00	0.22	0.26	0.48	(0.24)	7.24	6.88	(c)	69,568	1.62	(d)	1.64	(d)	3.04	(d)	68
Year ended 02/29/12	6.77	0.25	0.24	0.49	(0.26)	7.00	7.41	(c)(g)	62,895	1.63	(g)	1.63	(g)	3.71	(g)	69
Six months ended 02/28/11	6.86	0.14	(0.09)	0.05	(0.14)	6.77	0.80	(c)(g)	41,133	1.34	(e)(g)	1.34	(e)(g)	4.18	(e)(g)	49
Year ended 08/31/10	6.36	0.28	0.52	0.80	(0.30)	6.86	12.85	(c)(g)	46,904	1.58	(g)	1.58	(g)	4.27	(g)	74
Year ended 08/31/09	6.14	0.26	0.26	0.52	(0.30)	6.36	9.19	(i)(j)	41,446	1.70	(i)	1.70	(i)	4.61	(i)	78
Year ended 08/31/08	6.46	0.26	(0.31)	(0.05)	(0.27)	6.14	(0.88	)(i)(j)	35,415	1.60	(i)	1.60	(i)	4.06	(i)	73
Class R
Year ended 02/28/13	7.03	0.25	0.26	0.51	(0.28)	7.26	7.31	(c)	4,776	1.14	(d)	1.14	(d)	3.52	(d)	68
Year ended 02/29/12(k)	6.88	0.21	0.15	0.36	(0.21)	7.03	5.33	(c)	4,475	1.19	(e)	1.19	(e)	4.15	(e)	69
Class Y(l)
Year ended 02/28/13	7.04	0.29	0.25	0.54	(0.31)	7.27	7.84	(c)	9,160	0.64	(d)	0.64	(d)	4.02	(d)	68
Year ended 02/29/12	6.79	0.32	0.25	0.57	(0.32)	7.04	8.58	(c)	6,566	0.67		0.67		4.67		69
Six months ended 02/28/11	6.88	0.16	(0.08)	0.08	(0.17)	6.79	1.15	(c)	4,152	0.65	(e)	0.65	(e)	4.87	(e)	49
Year ended 08/31/10	6.37	0.36	0.51	0.87	(0.36)	6.88	14.09	(c)	2,004	0.63		0.63		5.41		74
Year ended 08/31/09	6.16	0.32	0.25	0.57	(0.36)	6.37	10.06	(m)	64,750	0.70		0.70		5.61		78
Year ended 08/31/08	6.48	0.32	(0.31)	0.01	(0.33)	6.16	0.10	(m)	89,046	0.65		0.65		4.95		73
Class R5
Year ended 02/28/13	7.03	0.30	0.26	0.56	(0.32)	7.27	8.18	(c)	6,497	0.47	(d)	0.47	(d)	4.19	(d)	68
Year ended 02/29/12	6.78	0.32	0.26	0.58	(0.33)	7.03	8.73	(c)	14,209	0.47		0.47		4.87		69
Six months ended 02/28/11	6.87	0.17	(0.09)	0.08	(0.17)	6.78	1.21	(c)	11	0.47	(e)	0.47	(e)	5.05	(e)	49
Year ended 08/31/10(k)	6.54	0.07	0.35	0.42	(0.09)	6.87	6.47	(c)	63,495	0.52	(e)	0.52	(e)	4.30	(e)	74
Class R6
Year ended 02/28/13(k)	7.24	0.13	0.03	0.16	(0.14)	7.26	2.20	(c)	10,308	0.47	(d)(e)	0.47	(d)(e)	4.19	(d)(e)	68

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $850,845, $62,587, $66,924, $4,686, $7,646, $11,016 and $9,658 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares for the year ended February 28, 2013, 0.17% for Class B shares and 0.96% for Class C shares for the year ended February 29, 2012, 0.50% for Class B shares and 0.69% for Class C shares for the six months ended February 28, 2011 and 0.59% for Class B shares and 0.95% for Class C shares for the year ended August 31, 2010.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, the total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The Total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Commencement date of June 6, 2011, June 1, 2010 and September 24, 2012 for Class R shares, Class R5 shares and Class R6 shares, respectively.
(l)	On June 1, 2010, the Class I shares of the predecessor fund were reorganized into Class Y shares of the Fund.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

40                         Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Corporate Bond Fund (formerly known as Invesco Van Kampen Corporate Bond Fund; one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated October 26, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

41                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2,3]
A	$1,000.00	$1,025.60	$4.52	$1,020,33	$4.51	0.90%
B	1,000.00	1,024.30	4.52	1,020.33	4.51	0.90
C	1,000.00	1,020.90	8.27	1,016.61	8.25	1.65
R	1,000.00	1,022.90	5.77	1,019.09	5.76	1.15
Y	1,000.00	1,025.50	3.26	1,021.57	3.26	0.65
R5	1,000.00	1,027.80	2.41	1,022.41	2.41	0.48
R6	1,000.00	1,022.00	2.06	1,022.46	2.36	0.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

42                         Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.16%
Corporate Dividends Received Deduction*	1.13%
U.S. Treasury Obligations*	2.92%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43                         Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Corporate Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms

N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 VK-CBD-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco Dynamics Fund

Nasdaq:
A: IDYAX ■ B: IDYBX ■ C: IFDCX ■ R: IDYRX ■ Y: IDYYX ■ Investor: FIDYX ■ R5: IDICX ■ R6: IDYFX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
20 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Dynamics Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	lnvesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Dynamics Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Dynamics Fund, at net asset value (NAV), had solid positive returns but underperformed its style-specific benchmark, the Russell Midcap Growth Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.90%
Class B Shares	7.12
Class C Shares	7.12
Class R Shares	7.65
Class Y Shares	8.21
Investor Class Shares	7.90
Class R5 Shares*	8.33
Class R6 Shares**	8.13
S&P 500 Index‚ (Broad Market Index)	13.46
Russell Midcap Growth Index■ (Style-Specific Index)	10.84
Lipper Mid-Cap Growth Funds Index¿ (Peer Group Index)	8.55

Source(s):‚	Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;
■	Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.
*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio. The Fund invests primarily in mid cap stocks, and may invest up to 25% of its total assets in foreign securities.

    Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear fair to conservative.

    To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.

    Our fundamental analysis focuses on

identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle and other factors that best reflect a company’s value.

    Risk management plays an important role in portfolio construction because our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

    We consider selling a stock for any of the following reasons:

■	The price target set at purchase has been reached.
■	There is deterioration in fundamentals.
■	The catalysts for growth are no longer present or are reflected in the stock price.
■	There is a more attractive investment opportunity.

Market conditions and your Fund

The fiscal year began with improving economic data in the US and a small rally in equities. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by headline economic data.

    Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Toward the end of 2012, market psychology turned negative – first, due to uncertainty about the outcome of the US presidential election and then due to the “fiscal cliff.” Policymakers managed a last minute fiscal cliff compromise on the first day of 2013. The deal included an end to the payroll tax holiday which

Portfolio Composition By sector

Consumer Discretionary	23.1%
Industrials	18.4
Information Technology	17.6
Health Care	11.8
Energy	7.1
Materials	6.9
Financials	5.4
Consumer Staples	4.1
Telecommunication Services	2.7
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*

1. AMETEK, Inc.	2.3%
2. Tesla Motors, Inc.	2.3
3. Affiliated Managers Group, Inc.	2.2
4. Citrix Systems, Inc.	2.2
5. PPG Industries, Inc.	2.0
6. Joy Global Inc.	1.9
7. Discovery Communications, Inc.	1.9
8. Fastenal Co.	1.9
9. Pioneer Natural Resources Co.	1.9
10. Dick’s Sporting Goods, Inc.	1.9

Total Net Assets	$805.1 million

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Dynamics Fund

raised payroll taxes 2% across the board for all wage earners, higher income taxes and reduced deductions for high earners, and an extension of unemployment benefits and college tuition tax credits. Although decisions about government spending and whether to raise the debt ceiling or balance the budget were delayed until a later date, equity markets responded favorably to the compromise.

    Despite being volatile for much of the fiscal year, major equity market indexes delivered double-digit gains.1 In this environment, the Fund at NAV had solid positive returns but underperformed its style-specific benchmark, the Russell Midcap Growth Index, for the fiscal year. The Fund’s strong performance in the industrials and financials sectors was offset by underperformance in the information technology, materials and energy sectors.

    The information technology sector was the most challenging for the Fund during the year. ON Semiconductor detracted from performance as concerns emerged that the global economy was slowing and the demand for semiconductors fell off sharply. In addition, the departure of some key executives indicated that there may be more issues with the business than the cyclical downturn, and we sold the stock during the reporting period. VeriFone Systems was another detractor, declining when an investment firm downgraded the stock and questioned the company’s portrayal of revenue growth. This was compounded when the company also lost a patent infringement case that left it financially liable. We sold the stock during the reporting period.

    In the materials sector, a downturn in the macroeconomic outlook during the year led to questions regarding the earnings of many companies. Fund holdings that were impacted included specialty metals producer Allegheny Technologies. The mid-year slowdown in global economic development and related demand for metals hurt its current business and made the intermediate-term outlook cloudy as well. Owens-Illinois produces specialty glass containers, and has significant exposure to Europe where the outlook became considerably gloomier than here in the US. We eliminated both stocks from the Fund during the year.

    The energy sector was interesting during the year as refining businesses enjoyed very strong pricing when compared to historical norms. An expansion in hydrocarbon production in the US continued, resulting from new drilling methods which have led to heavy growth in production especially for natural gas. The Fund held Weatherford International based on its strong position and advantages in supporting these new drilling methods. However, the company struggled throughout the year with accounting issues leading to significant stock underperformance. We also eliminated this holding from the Fund during the year.

    The Fund outperformed its style-specific benchmark by the widest margin in the industrials sector. MasTec was a top contractor involved in several key infrastructure areas. The company helps install generators and antennas involved in rolling out new broadband networks across the US. Additionally it has benefited from pipeline construction occurring from the new drilling methods being employed throughout the country. It also has benefited from repair and replacement of aging utility and power transmission infrastructure. Flowserve and Kansas City Southern were also solid contributors in this sector.

    The Fund also outperformed its style-specific benchmark in the financials sector due to strong stock selection. Within the sector, asset management firm Affiliated Managers Group contributed to performance, both from general market appreciation of its assets and from new asset flows. Discover Financial Services also benefited from a strong cycle in the credit card business.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Dynamics Fund.

1	Source: Lipper, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jim Leach Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamics Fund. He joined
Invesco in 2011. Mr. Leach earned a BS in mechanical engineering from the University of California and an MBA from New York University Stern School of Business.

5                Invesco Dynamics Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Dynamics Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	4.30%
10 Years	8.76
5 Years	2.87
1 Year	1.95

Class B Shares
Inception (3/28/02)	4.27%
10 Years	8.74
5 Years	2.92
1 Year	2.12

Class C Shares
Inception (2/14/00)	-1.47%
10 Years	8.59
5 Years	3.27
1 Year	6.12

Class R Shares
Inception (10/25/05)	5.45%
5 Years	3.78
1 Year	7.65

Class Y Shares
10 Years	9.52%
5 Years	4.28
1 Year	8.21

Investor Class Shares
Inception (9/15/67)	8.44%
10 Years	9.39
5 Years	4.05
1 Year	7.90

Class R5 Shares
Inception (5/22/00)	0.88%
10 Years	9.87
5 Years	4.50
1 Year	8.33

Class R6 Shares
10 Years	9.42%
5 Years	4.10
1 Year	8.13

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	3.74%
10 Years	7.84
5 Years	-0.98
1 Year	6.71

Class B Shares
Inception (3/28/02)	3.70%
10 Years	7.81
5 Years	-0.98
1 Year	7.07

Class C Shares
Inception (2/14/00)	-1.98%
10 Years	7.65
5 Years	-0.59
1 Year	11.10

Class R Shares
Inception (10/25/05)	4.62%
5 Years	-0.10
1 Year	12.64

Class Y Shares
10 Years	8.58%
5 Years	0.37
1 Year	13.18

Investor Class Shares
Inception (9/15/67)	8.32%
10 Years	8.47
5 Years	0.16
1 Year	12.91

Class R5 Shares
Inception (5/22/00)	0.37%
10 Years	8.93
5 Years	0.59
1 Year	13.34

Class R6 Shares
10 Years	8.48%
5 Years	0.18
1 Year	13.02

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.11%, 1.86%, 1.86%, 1.36%, 0.86%, 1.11%, 0.72% and 0.62%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past for Class B, Class C and Investor Class shares, performance would have been lower.

7                Invesco Dynamics Fund

Invesco Dynamics Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Class Y Shares	IDYYX
Investor Class Shares	FIDYX
Class R5 Shares	IDICX
Class R6 Shares	IDYFX

8                Invesco Dynamics Fund

Schedule of Investments(a)

February 28, 2013

	Shares	Value
Common Stocks & Other Equity Interests–97.06%
Aerospace & Defense–2.69%
B/E Aerospace, Inc.(b)	188,813	$9,933,452
Triumph Group, Inc.	159,782	11,729,597
		21,663,049

Apparel Retail–1.81%
Ross Stores, Inc.	99,275	5,753,979
Urban Outfitters, Inc.(b)	217,269	8,803,740
		14,557,719

Apparel, Accessories & Luxury Goods–4.33%
Michael Kors Holdings Ltd.(b)	202,246	11,989,143
Ralph Lauren Corp.	71,898	12,472,146
Under Armour, Inc.–Class A(b)	211,634	10,429,323
		34,890,612

Application Software–3.23%
Citrix Systems, Inc.(b)	246,997	17,512,087
Salesforce.com, Inc.(b)	49,950	8,452,539
		25,964,626

Asset Management & Custody Banks–2.19%
Affiliated Managers Group, Inc.(b)	120,472	17,616,621

Automobile Manufacturers–2.26%
Tesla Motors, Inc.(b)	521,304	18,157,018

Automotive Retail–1.74%
O’Reilly Automotive, Inc.(b)	137,810	14,020,789

Biotechnology–4.79%
BioMarin Pharmaceutical Inc.(b)	246,004	14,260,852
Medivation Inc.(b)	219,964	10,809,031
Onyx Pharmaceuticals, Inc.(b)	179,305	13,503,459
		38,573,342

Broadcasting–1.93%
Discovery Communications, Inc.–Class A(b)	212,348	15,571,479

Building Products–1.14%
Lennox International Inc.	154,968	9,153,960

Casinos & Gaming–2.18%
Penn National Gaming, Inc.(b)	80,385	4,007,192
Wynn Resorts Ltd.	115,758	13,532,110
		17,539,302

Commodity Chemicals–0.77%
LyondellBasell Industries N.V.–Class A(c)	105,266	6,170,693

Communications Equipment–2.66%
F5 Networks, Inc.(b)	129,741	12,251,443
Palo Alto Networks, Inc.(b)	150,149	9,178,608
		21,430,051

Construction & Engineering–1.58%
MasTec Inc.(b)	421,530	12,683,838

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–2.92%
Cummins Inc.	68,132	$7,894,455
Joy Global Inc.	246,517	15,614,387
		23,508,842

Construction Materials–1.10%
Martin Marietta Materials, Inc.	91,216	8,859,810

Consumer Finance–1.42%
Discover Financial Services	297,688	11,469,919

Data Processing & Outsourced Services–1.66%
Alliance Data Systems Corp.(b)	84,330	13,382,328

Diversified Chemicals–2.02%
PPG Industries, Inc.	120,849	16,273,526

Electrical Components & Equipment–2.26%
AMETEK, Inc.	434,508	18,175,470

Electronic Components–1.81%
Amphenol Corp.–Class A	205,950	14,593,617

Environmental & Facilities Services–1.41%
Waste Connections, Inc.	331,494	11,340,410

Food Retail–2.05%
Fresh Market, Inc. (The)(b)	62,287	2,903,820
Whole Foods Market, Inc.	159,221	13,632,502
		16,536,322

Health Care Equipment–0.93%
Intuitive Surgical, Inc.(b)	14,766	7,519,143

Health Care Facilities–1.58%
Universal Health Services, Inc.–Class B	219,196	12,689,256

Health Care Services–3.15%
Catamaran Corp.(b)	210,213	11,290,540
DaVita HealthCare Partners Inc.(b)	49,667	5,941,166
HMS Holdings Corp.(b)	238,236	6,906,462
Innovacare Inc. (Acquired 12/12/12; Cost $1,258,618)(b)(d)	321,076	1,258,618
		25,396,786

Homebuilding–0.93%
Toll Brothers, Inc.(b)	219,592	7,492,479

Household Appliances–0.83%
Whirlpool Corp.	59,296	6,697,483

Household Products–1.30%
Church & Dwight Co., Inc.	169,108	10,477,932
Industrial Gases–1.39%
Airgas, Inc.	111,719	11,203,181

Industrial Machinery–1.78%
Flowserve Corp.	89,228	14,321,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamics Fund

	Shares	Value
Internet Software & Services–2.30%
Akamai Technologies, Inc.(b)	118,538	$4,381,165
Equinix, Inc.(b)	44,777	9,472,574
Rackspace Hosting, Inc.(b)	82,914	4,631,576
		18,485,315

IT Consulting & Other Services–1.52%
Cognizant Technology Solutions Corp.–Class A(b)	109,340	8,394,032
Teradata Corp.(b)	66,561	3,864,531
		12,258,563

Movies & Entertainment–1.62%
Cinemark Holdings, Inc.	469,125	13,041,675

Oil & Gas Equipment & Services–3.46%
Cameron International Corp.(b)	207,501	13,221,964
FMC Technologies, Inc.(b)	125,527	6,516,106
Superior Energy Services, Inc.(b)	307,598	8,135,967
		27,874,037

Oil & Gas Exploration & Production–3.65%
EQT Corp.	133,838	8,443,839
Gulfport Energy Corp.(b)	145,307	5,950,322
Pioneer Natural Resources Co.	118,930	14,962,583
		29,356,744

Packaged Foods & Meats–0.75%
Mead Johnson Nutrition Co.	80,715	6,046,361

Pharmaceuticals–1.33%
Shire PLC–ADR (Ireland)	114,104	10,686,981

Railroads–1.40%
Kansas City Southern	109,348	11,259,564

Regional Banks–1.04%
First Republic Bank	230,507	8,401,980

Restaurants–0.79%
Panera Bread Co.–Class A(b)	39,441	6,348,029

Semiconductors–3.66%
Avago Technologies Ltd.	365,789	12,517,300
Cavium Inc.(b)	212,062	7,829,329
NXP Semiconductors N.V. (Netherlands)(b)	282,313	9,124,356
		29,470,985

	Shares	Value
Specialized Finance–0.77%
CME Group Inc.–Class A	103,874	$6,213,743

Specialty Chemicals–1.65%
Albemarle Corp.	203,519	13,245,016

Specialty Stores–4.65%
Dick’s Sporting Goods, Inc.	298,105	14,905,250
Tractor Supply Co.	103,917	10,806,329
Ulta Salon, Cosmetics & Fragrance, Inc.	131,937	11,684,341
		37,395,920

Systems Software–0.80%
Red Hat, Inc.(b)	126,308	6,417,709

Trading Companies & Distributors–1.92%
Fastenal Co.	300,081	15,493,182

Trucking–1.28%
J.B. Hunt Transport Services, Inc.	148,458	10,320,800

Wireless Telecommunication Services–2.63%
SBA Communications Corp.– Class A(b)	203,587	14,479,107
Sprint Nextel Corp.(b)	1,148,757	6,662,791
		21,141,898
Total Common Stocks & Other Equity Interests (Cost $647,813,771)		781,389,199

Money Market Funds–2.23%
Liquid Assets Portfolio–Institutional Class(e)	8,991,622	8,991,622
Premier Portfolio–Institutional Class(e)	8,991,623	8,991,623
Total Money Market Funds (Cost $17,983,245)		17,983,245
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.29% (Cost $665,797,016)		799,372,444

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.37%
Liquid Assets Portfolio-Institutional Class (Cost $2,940,300)(e)(f)	2,940,300	2,940,300
TOTAL INVESTMENTS–99.66% (Cost $668,737,316)		802,312,744
OTHER ASSETS LESS LIABILITIES–0.34%		2,828,086
NET ASSETS–100.00%		$805,140,830

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 28, 2013.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2013 represented less than 1% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamics Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $647,813,771)*	$781,389,199
Investments in affiliated money market funds, at value and cost	20,923,545
Total investments, at value (Cost $668,737,316)	802,312,744
Receivable for:
Investments sold	12,478,423
Fund shares sold	710,373
Dividends	487,562
Investment for trustee deferred compensation and retirement plans	102,971
Other assets	502,973
Total assets	816,595,046

Liabilities:
Payable for:
Investments purchased	7,222,693
Fund shares reacquired	457,438
Collateral upon return of securities loaned	2,940,300
Accrued fees to affiliates	429,650
Accrued other operating expenses	94,096
Accrued trustees’ and officers’ fees and benefits	4,900
Trustee deferred compensation and retirement plans	305,139
Total liabilities	11,454,216
Net assets applicable to shares outstanding	$805,140,830

Net assets consist of:
Shares of beneficial interest	$1,109,480,583
Undistributed net investment income	2,526,237
Undistributed net realized gain (loss)	(440,441,418)
Unrealized appreciation	133,575,428
$805,140,830

Net Assets:
Class A	$100,448,294
Class B	$6,204,354
Class C	$14,937,610
Class R	$2,609,660
Class Y	$11,670,104
Investor Class	$556,063,123
Class R5	$111,939,698
Class R6	$1,267,987

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,067,464
Class B	270,924
Class C	665,534
Class R	107,424
Class Y	468,653
Investor Class	22,515,724
Class R5	4,311,710
Class R6	48,822
Class A:
Net asset value per share	$24.70
Maximum offering price per share
(Net asset value of $24.70 ÷ 94.50%)	$26.14
Class B:
Net asset value and offering price per share	$22.90
Class C:
Net asset value and offering price per share	$22.44
Class R:
Net asset value and offering price per share	$24.29
Class Y:
Net asset value and offering price per share	$24.90
Investor Class:
Net asset value and offering price per share	$24.70
Class R5:
Net asset value and offering price per share	$25.96
Class R6:
Net asset value and offering price per share	$25.97

*	At February 28, 2013, securities with an aggregate value of $2,901,690 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamics Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Dividends (net of foreign withholding taxes of $100,491)	$11,426,876
Dividends from affiliated money market funds (includes securities lending income of $992,570)	1,013,999
Total investment income	12,440,875

Expenses:
Advisory fees	4,640,095
Administrative services fees	231,486
Custodian fees	29,233
Distribution fees:
Class A	264,102
Class B	72,506
Class C	143,269
Class R	12,795
Investor Class	1,400,170
Transfer agent fees — A, B, C, R, Y and Investor	1,702,433
Transfer agent fees — R5	109,078
Transfer agent fees — R6	2
Trustees’ and officers’ fees and benefits	57,141
Other	275,690
Total expenses	8,938,000
Less: Fees waived and expense offset arrangement(s)	(27,771)
Net expenses	8,910,229
Net investment income	3,530,646

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities (includes net gains from securities sold to affiliates of $246,147)	(24,674,490)
Change in net unrealized appreciation of investment securities	78,363,321
Net realized and unrealized gain	53,688,831
Net increase in net assets resulting from operations	$57,219,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamics Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income (loss)	$3,530,646	$(3,929,687)
Net realized gain (loss)	(24,674,490)	(32,700,347)
Change in net unrealized appreciation	78,363,321	26,942,844
Net increase (decrease) in net assets resulting from operations	57,219,477	(9,687,190)

Distributions to shareholders from net investment income:
Class A	(934,468)	(3,171,513)
Class B	(56,849)	(211,571)
Class C	(123,042)	(344,940)
Class R	(23,067)	(65,020)
Class Y	(117,316)	(311,419)
Investor Class	(5,324,160)	(16,759,500)
Class R5	(1,071,938)	(3,142,027)
Class R6	(100)	—
Total distributions from net investment income	(7,650,940)	(24,005,990)

Share transactions-net:
Class A	(25,989,378)	(17,873,712)
Class B	(3,342,123)	(5,359,199)
Class C	(1,347,868)	(2,560,256)
Class R	(222,928)	(282,360)
Class Y	(424,588)	(1,041,058)
Investor Class	(112,787,551)	(144,386,393)
Class R5	(9,831,557)	32,938,186
Class R6	1,245,000	—
Net increase (decrease) in net assets resulting from share transactions	(152,700,993)	(138,564,792)
Net increase (decrease) in net assets	(103,132,456)	(172,257,972)

Net assets:
Beginning of year	908,273,286	1,080,531,258
End of year (includes undistributed net investment income of $2,526,237 and $6,550,917, respectively)	$805,140,830	$908,273,286

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Dynamics Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Dynamics Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

14                         Invesco Dynamics Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco Dynamics Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $23,160.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $9,026 in front-end sales commissions from the sale of Class A shares and $9, $7,034 and $1,009 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended February 28, 2013, the Fund incurred $10,218 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to

16                         Invesco Dynamics Fund

significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$801,054,126	$—	$1,258,618	$802,312,744

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities purchases of $449,871 and securities sales of $752,276, which resulted in net realized gains (losses) of $246,147.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,611.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Dynamics Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$7,650,940	$24,005,990

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,815,812
Net unrealized appreciation — investments	133,314,553
Temporary book/tax differences	(289,575)
Capital loss carryforward	(435,668,991)
Post - October loss deferrals	(4,511,552)
Shares of beneficial interest	1,109,480,583
Total net assets	$805,140,830

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$(221,384,880)	$—	$(221,384,880)
February 28, 2018	(126,589,388)	—	(126,589,388)
Not subject to expiration	(87,694,723)	—	(87,694,723)
	$(435,668,991)	$—	$(435,668,991)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $706,433,843 and $860,737,875, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$142,948,891
Aggregate unrealized (depreciation) of investment securities	(9,634,338)
Net unrealized appreciation of investment securities	$133,314,553

Cost of investments for tax purposes is $668,998,191.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair funds settlements, on February 28, 2013, undistributed net investment income was increased by $95,614, undistributed net realized gain (loss) was decreased by $95,614. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Dynamics Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended,
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	435,675	$10,055,065	1,402,633	$31,526,747
Class B	10,530	223,675	42,995	886,887
Class C	79,218	1,715,424	99,447	2,074,640
Class R	18,437	415,585	34,625	768,064
Class Y	49,824	1,163,407	20,710	479,834
Investor Class	981,388	22,495,332	2,334,549	53,031,291
Class R5	410,230	9,945,325	1,861,601	45,689,485
Class R6(b)	48,822	1,245,000	—	—

Issued as reinvestment of dividends:
Class A	36,126	822,233	136,339	2,874,019
Class B	2,551	53,919	10,447	205,804
Class C	5,640	116,855	17,143	331,205
Class R	1,030	23,067	3,127	65,020
Class Y	4,863	111,558	13,959	295,945
Investor Class	222,964	5,074,669	759,879	16,018,242
Class R5	44,753	1,070,037	142,241	3,137,826

Automatic conversion of Class B shares to Class A shares:
Class A	95,164	2,180,818	145,905	3,322,311
Class B	(102,277)	(2,180,818)	(156,410)	(3,322,311)

Reacquired:
Class A	(1,720,977)	(39,047,494)	(2,529,282)	(55,596,789)
Class B	(67,647)	(1,438,899)	(152,378)	(3,129,579)
Class C	(153,602)	(3,180,147)	(243,235)	(4,966,101)
Class R	(29,374)	(661,580)	(51,492)	(1,115,444)
Class Y	(72,055)	(1,699,553)	(78,155)	(1,816,837)
Investor Class	(6,145,554)	(140,357,552)	(9,403,593)	(213,435,926)
Class R5	(867,678)	(20,846,919)	(680,298)	(15,889,125)
Net increase (decrease) in share activity	(6,711,949)	$(152,700,993)	(6,269,243)	$(138,564,792)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

19                         Invesco Dynamics Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$23.11	$0.09	(d)	$1.73	$1.82	$(0.23)	$24.70	7.94%		$100,448	1.12	%(e)	1.12	%(e)	0.39	%(d)(e)	87%
Year ended 02/29/12	23.76	(0.10)		0.05 (f)	(0.05)	(0.60)	23.11	0.04	(f)	120,667	1.11		1.11		(0.44)		141
Year ended 02/28/11	18.28	(0.00)		5.48	5.48	—	23.76	29.98		144,118	1.12		1.13		(0.01)		155
Seven months ended 02/28/10	15.45	(0.05)		2.88	2.83	—	18.28	18.32		123,940	1.12	(g)	1.12	(g)	(0.55	)(g)	38
Year ended 07/31/09	20.41	(0.09)		(4.87)	(4.96)	—	15.45	(24.30)		116,128	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)		(3.10)	(3.20)	—	20.41	(13.55)		192,706	1.05		1.05		(0.45)		112
Class B
Year ended 02/28/13	21.57	(0.08	)(d)	1.60	1.52	(0.19)	22.90	7.12		6,204	1.87	(e)	1.87	(e)	(0.36	)(d)(e)	87
Year ended 02/29/12	22.22	(0.25)		0.05 (f)	(0.20)	(0.45)	21.57	(0.69	)(f)	9,227	1.86		1.86		(1.19)		141
Year ended 02/28/11	17.22	(0.14)		5.14	5.00	—	22.22	29.04		15,179	1.87		1.88		(0.76)		155
Seven months ended 02/28/10	14.63	(0.12)		2.71	2.59	—	17.22	17.70		16,431	1.87	(g)	1.87	(g)	(1.30	)(g)	38
Year ended 07/31/09	19.45	(0.19)		(4.63)	(4.82)	—	14.63	(24.78)		17,015	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.68	(0.26)		(2.97)	(3.23)	—	19.45	(14.24)		38,079	1.80		1.80		(1.20)		112
Class C
Year ended 02/28/13	21.14	(0.08	)(d)	1.57	1.49	(0.19)	22.44	7.12		14,938	1.87	(e)	1.87	(e)	(0.36	)(d)(e)	87
Year ended 02/29/12	21.79	(0.24)		0.04 (f)	(0.20)	(0.45)	21.14	(0.71	)(f)	15,525	1.86		1.86		(1.19)		141
Year ended 02/28/11	16.89	(0.14)		5.04	4.90	—	21.79	29.01		18,762	1.87		1.88		(0.76)		155
Seven months ended 02/28/10	14.34	(0.12)		2.67	2.55	—	16.89	17.78		18,911	1.87	(g)	1.87	(g)	(1.30	)(g)	38
Year ended 07/31/09	19.08	(0.18)		(4.56)	(4.74)	—	14.34	(24.84)		16,271	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.25	(0.26)		(2.91)	(3.17)	—	19.08	(14.25)		29,517	1.80		1.80		(1.20)		112
Class R
Year ended 02/28/13	22.78	0.03	(d)	1.69	1.72	(0.21)	24.29	7.65		2,610	1.37	(e)	1.37	(e)	0.14	(d)(e)	87
Year ended 02/29/12	23.43	(0.15)		0.05 (f)	(0.10)	(0.55)	22.78	(0.19	)(f)	2,673	1.36		1.36		(0.69)		141
Year ended 02/28/11	18.08	(0.05)		5.40	5.35	—	23.43	29.59		3,071	1.37		1.38		(0.26)		155
Seven months ended 02/28/10	15.31	(0.08)		2.85	2.77	—	18.08	18.09		2,649	1.37	(g)	1.37	(g)	(0.80	)(g)	38
Year ended 07/31/09	20.26	(0.12)		(4.83)	(4.95)	—	15.31	(24.43)		2,373	1.46		1.46		(0.87)		104
Year ended 07/31/08	23.51	(0.16)		(3.09)	(3.25)	—	20.26	(13.82)		3,965	1.30		1.30		(0.70)		112
Class Y
Year ended 02/28/13	23.25	0.15	(d)	1.74	1.89	(0.24)	24.90	8.21		11,670	0.87	(e)	0.87	(e)	0.64	(d)(e)	87
Year ended 02/29/12	23.90	(0.04)		0.04 (f)	—	(0.65)	23.25	0.28	(f)	11,302	0.86		0.86		(0.19)		141
Year ended 02/28/11	18.34	0.05		5.51	5.56	—	23.90	30.32		12,656	0.87		0.88		0.24		155
Seven months ended 02/28/10	15.48	(0.03)		2.89	2.86	—	18.34	18.47		6,883	0.87	(g)	0.87	(g)	(0.30	)(g)	38
Year ended 07/31/09(h)	15.72	(0.04)		(0.20)	(0.24)	—	15.48	(1.53)		5,843	1.00	(g)	1.00	(g)	(0.41	)(g)	104
Investor Class
Year ended 02/28/13	23.11	0.09	(d)	1.73	1.82	(0.23)	24.70	7.94		556,063	1.12	(e)	1.12	(e)	0.39	(d)(e)	87
Year ended 02/29/12	23.76	(0.10)		0.05 (f)	(0.05)	(0.60)	23.11	0.04	(f)	634,514	1.11		1.11		(0.44)		141
Year ended 02/28/11	18.28	(0.00)		5.48	5.48	—	23.76	29.98		802,241	1.12		1.13		(0.01)		155
Seven months ended 02/28/10	15.45	(0.05)		2.88	2.83	—	18.28	18.32		751,148	1.12	(g)	1.12	(g)	(0.55	)(g)	38
Year ended 07/31/09	20.40	(0.09)		(4.86)	(4.95)	—	15.45	(24.26)		711,934	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)		(3.11)	(3.21)	—	20.40	(13.60)		1,110,821	1.05		1.05		(0.45)		112
Class R5
Year ended 02/28/13	24.21	0.19	(d)	1.81	2.00	(0.25)	25.96	8.33		111,940	0.74	(e)	0.74	(e)	0.77	(d)(e)	87
Year ended 02/29/12	24.85	(0.01)		0.05 (f)	0.04	(0.68)	24.21	0.45	(f)	114,366	0.72		0.72		(0.05)		141
Year ended 02/28/11	19.03	0.08		5.74	5.82	—	24.85	30.58		84,504	0.72		0.72		0.40		155
Seven months ended 02/28/10	16.05	(0.01)		2.99	2.98	—	19.03	18.57		100,629	0.67	(g)	0.67	(g)	(0.10	)(g)	38
Year ended 07/31/09	21.08	(0.02)		(5.01)	(5.03)	—	16.05	(23.86)		82,123	0.72		0.72		(0.13)		104
Year ended 07/31/08	24.31	(0.02)		(3.21)	(3.23)	—	21.08	(13.29)		185,683	0.66		0.66		(0.06)		112
Class R6
Year ended 02/28/13(h)	24.42	0.10	(d)	1.70	1.80	(0.25)	25.97	7.44		1,268	0.65	(e)(g)	0.65	(e)(g)	0.86	(d)(e)(g)	87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include special cash dividends received of during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.06) and (0.20)%, $(0.23) and (0.95)%, $(0.23) and (0.95)%, $(0.12) and (0.45)%, $0.00 and 0.05%, $(0.06) and (0.20)%, $0.04 and 0.18% and $(0.05) and 0.27% for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Ratios are based on average daily net assets (000’s) of $105,641, $7,251, $14,327, $2,559, $11,324, $572,681, $109,190 and $313 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains (losses) on securities (both realized and unrealized) per share would have been $(0.89), $(0.89), $(0.90), $(0.89), $(0.90), $(0.89) and $(0.89) for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively and total returns would have been (4.03)%, (5.02)%, (5.12)%, (4.31)%, (3.77)%, (4.03)% and (3.45)% for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 shares, respectively.
(g)	Annualized.
(h)	Commencement date of September 24, 2012 for Class R6, and October 3, 2008 for Class Y.

20                         Invesco Dynamics Fund

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities (the “Reorganization”) to Invesco Mid Cap Growth Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2013. Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

21                         Invesco Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamics Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

22                         Invesco Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,107.80	$5.91	$1,019.19	$5.66	1.13%
Class B	1,000.00	1,104.00	9.81	1,015.47	9.39	1.88
Class C	1,000.00	1,104.10	9.81	1,015.47	9.39	1.88
Class R	1,000.00	1,106.60	7.21	1,017.95	6.90	1.38
Class Y	1,000.00	1,109.80	4.60	1,020.43	4.41	0.88
Investor Class	1,000.00	1,107.80	5.85	1,019.24	5.61	1.12
Class R5	1,000.00	1,110.30	3.92	1,021.08	3.76	0.75
Class R6	1,000.00	1,074.40	2.92	1,021.57	3.26	0.65

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class X shares of the Fund and other funds because such data is based on a full six month period.

23                         Invesco Dynamics Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Corporate Dividends Received Deduction*	13.66%
Qualified Dividend Income*	19.25%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Dynamics Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Dynamics Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Dynamics Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Dynamics Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Dynamics Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 I-DYN-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco Global Real Estate Fund

Nasdaq:
A: AGREX ■ B: BGREX ■ C: CGREX ■ R: RGREX ■ Y: ARGYX ■ R5: IGREX ■ R6: FGREX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

PhilipTaylor

Senior Managing Director, Invesco Ltd.

2                Invesco Global Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

Global real estate equities benefited from slow economic growth and investors’ search for yield during the fiscal year ended February 28, 2013. In most markets across the globe, supply of new real estate remained limited and absolute vacancy levels remained well below previous high points, which was positive for existing supply. The asset class, represented by the FTSE EPRA/NAREIT Developed Real Estate Index, was among the top performing asset classes for the reporting period, easily surpassing the performance of developed-markets equity markets, as measured by the MSCI World Index. Similarly, Invesco Global Real Estate Fund, at net asset value (NAV), delivered strong double-digit returns over the fiscal year. The Fund, however, underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, primarily due to holdings in US real estate investment trusts (REITs).

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.35%
Class B Shares	17.52
Class C Shares	17.51
Class R Shares	18.08
Class Y Shares	18.63
Class R5 Shares*	19.04
Class R6 Shares*	18.63
MSCI World Index‚ (Broad Market Index)	10.69
FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	19.83
Lipper Global Real Estate Funds Classification Average¿ (Peer Group)	18.87

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Invesco, Bloomberg L.P.; ¿Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

Your Fund holds primarily REITs and other property-related securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a global fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying US and non-US property types we believe may benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams and flexible balance sheets.
■	Attractive valuations relative to peers.

We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.

We consider selling a holding when:

■	Relative valuation falls below desired levels.
■	Risk-return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year began with improving economic data in the US and a small rally in equities. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by headline economic data.

    Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the US and European central banks’ monetary easing announcements.

    Toward the end of 2012 market psychology turned negative – first due to uncertainty about the outcome of the US presidential election and then due to the “fiscal cliff.” Policymakers managed a fiscal cliff compromise on the first day of 2013. The deal included an end to the payroll tax holiday which raised payroll taxes 2% across the board for all wage earners, higher income taxes and

Portfolio Composition
By country

United States	44.1%
Hong Kong	12.0
Japan	11.1
Australia	8.2
Singapore	4.8
United Kingdom	4.5
Canada	4.0
France	3.5
Countries each less than 2.0% of portfolio	4.5
Money Market Funds
Plus Other Assets Less Liabilities	3.3

Top 10 Equity Holdings*

1. Simon Property Group Inc.	4.0%
2. Mitsui Fudosan Co., Ltd.	3.1
3. Ventas, Inc.	3.0
4. Macerich Co. (The)	2.3
5. Westfield Group	2.3
6. DDR Corp.	2.2
7. Sun Hung Kai Properties Ltd.	2.2
8. Sumitomo Realty & Development Co., Ltd.	2.2
9. Wharf Holdings Ltd. (The)	2.2
10. Prologis, Inc.	2.1

Total Net Assets	$1.2 billion

Total Number of Holdings*	109

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Global Real Estate Fund

reduced deductions for high earners and an extension of unemployment benefits and college tuition tax credits. Although decisions about government spending and whether to raise the debt ceiling or balance the budget were delayed until a later date, equity markets responded favorably to the compromise.

    Despite volatility for much of the fiscal year, major equity market indexes delivered double-digit gains, and eight of the 10 sectors of the MSCI World Index had positive returns.1 Given this slow-growth, low-yield environment, global real estate equities, as measured by the FTSE EPRA/ NAREIT Developed Real Estate Index, rallied for much of the reporting period, delivering double-digit performance that easily outpaced broad markets.

    The Fund underperformed its style-specific benchmark, the FTSE EPRA/ NAREIT Developed Real Estate Index, for the fiscal year ended February 28, 2013. Relative to the index, the most significant detractor was security selection in the US. Cash, although only a minor portion of Fund assets, also hurt relative performance given the rally in global real estate equities. Relative contributors to Fund performance included security selection in Canada, Japan, the UK, Hong Kong and Singapore. Additionally, the Fund benefited from overweight exposure to Japan and Hong Kong, as well as underweight exposure to Canada and Switzerland.

    Top benchmark-relative contributors during the fiscal year included overweight positions in large-cap Japanese real estate developer stocks. One such holding, Sumitomo Realty & Development, operates in four business segments, including property leasing and management, development and sales, construction and remodeling, and real estate brokerage. Wharf Holdings, which focuses on operating and developing commercial and residential real estate in Hong Kong and China, was another benchmark-relative top contributor during the fiscal year.

    US apartment REITs UDR and AvalonBay Communities were top detractors from Fund performance during the fiscal year. While apartment REITs underperformed, homebuilding and timber products performed stronger than we had anticipated as investors sought to capitalize on improvements in single-family housing. UDR has been repositioning its portfolio toward more supply-constrained coastal markets and we added to our holdings following share-price weakness. AvalonBay Communities, in conjunction with Equity Residential, purchased Archstone Apartments toward the end of the fiscal year. This purchase seems to have reduced concerns about Archstone’s initial public offering, which was hanging over the apartment REIT sector. We maintained the Fund’s overweight allocation to apartment REITs based on favorable relative value and above-average earnings growth expectations.

    At the close of the reporting period, and relative to our style-specific benchmark, we were modestly overweight in Hong Kong, Germany, France and Norway. Conversely, we were underweight in the US, Switzerland, the Netherlands, Belgium, Canada and the UK.

    We generally maintained our bias toward companies with higher-quality assets, supply-constrained markets and flexible, generally less-leveraged balance sheets. We continued to maintain a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco Global Real Estate Fund. He is head of real estate securities for Invesco
Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned his BBA in economics and finance as well as his MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998. Mr.
Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2000. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. She joined Invesco in 1998.
Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 04/29/05, index data from 04/30/05

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.44%
5 Years	0.68
1 Year	11.87

Class B Shares
Inception (4/29/05)	5.41%
5 Years	0.70
1 Year	12.52

Class C Shares
Inception (4/29/05)	5.42%
5 Years	1.06
1 Year	16.51

Class R Shares
Inception (4/29/05)	5.94%
5 Years	1.57
1 Year	18.08

Class Y Shares
Inception	6.36%
5 Years	2.06
1 Year	18.63

Class R5 Shares
Inception (4/29/05)	6.71%
5 Years	2.40
1 Year	19.04

Class R6 Shares
Inception	6.24%
5 Years	1.88
1 Year	18.63

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.22%
5 Years	–1.15
1 Year	20.77

Class B Shares
Inception (4/29/05)	5.21%
5 Years	–1.14
1 Year	21.70

Class C Shares
Inception (4/29/05)	5.21%
5 Years	–0.79
1 Year	25.70

Class R Shares
Inception (4/29/05)	5.74%
5 Years	–0.29
1 Year	27.44

Class Y Shares
Inception	6.16%
5 Years	0.20
1 Year	28.04

Class R5 Shares
Inception (4/29/05)	6.51%
5 Years	0.52
1 Year	28.38

Class R6 Shares
Inception	6.03%
5 Years	0.01
1 Year	27.94

shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.51%, 2.26%, 2.26%, 1.76%, 1.26%, 0.91% and 0.88%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5, and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■

Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

7                Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small – and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■

Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AGREX
Class B Shares	BGREX
Class C Shares	CGREX
Class R Shares	RGREX
Class Y Shares	ARGYX
Class R5 Shares	IGREX
Class R6 Shares	FGREX

8                Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2013

	Shares	Value
Common Stocks & Other Equity Interests–96.75%
Australia–8.24%
CFS Retail Property Trust	3,868,536	$8,243,168
Commonwealth Property Office Fund	770,274	874,995
Dexus Property Group	11,249,657	12,524,536
Federation Centres	5,051,754	12,641,661
Goodman Group	2,148,844	10,186,452
GPT Group	3,784,627	15,113,261
Stockland	3,346,851	12,832,034
Westfield Group	2,439,384	27,821,078
		100,237,185

Austria–0.29%
Conwert Immobilien Invest S.E.	279,356	3,543,325

Canada–4.00%
Allied Properties REIT	235,492	7,833,746
Boardwalk REIT	115,400	7,234,464
Calloway REIT	157,700	4,464,420
Canadian Apartment Properties REIT	347,385	8,554,073
Canadian REIT	81,600	3,720,314
Chartwell Retirement Residences	987,777	10,528,241
RioCan REIT	233,110	6,296,299
		48,631,557

China–0.37%
China Resources Land Ltd.	820,000	2,394,786
Country Garden Holdings Co.(a)	4,151,357	2,130,383
		4,525,169

Finland–0.36%
Sponda Oyj	901,102	4,425,434

France–3.49%
Gecina S.A.	50,974	5,765,972
Klepierre	141,089	5,797,878
Mercialys S.A.	140,795	2,977,916
Societe Immobiliere de Location pour I’Industrie et le Commerce	27,167	2,953,786
Unibail-Rodamco S.E.	108,481	25,040,678
		42,536,230

Germany–1.73%
Deutsche Wohnen AG	321,048	5,897,585
GSW Immobilien AG	187,007	7,452,872
LEG Immobilien AG(a)(b)	133,972	7,690,962
		21,041,419

Hong Kong–12.03%
Henderson Land Development Co. Ltd.	2,347,000	16,326,351
Hongkong Land Holdings Ltd.	1,980,000	15,265,728
Hysan Development Co. Ltd.	1,620,000	8,334,365
Kerry Properties Ltd.	1,890,900	9,728,056
Link REIT (The)	837,000	4,473,368

	Shares	Value
Hong Kong–(continued)
New World Development Co. Ltd.	6,118,000	$11,264,769
Shimao Property Holdings Ltd.	4,582,500	9,217,469
Sino Land Co. Ltd.	5,941,200	10,801,346
Sun Hung Kai Properties Ltd.	1,738,000	26,891,536
Swire Properties Ltd.	2,047,000	7,654,212
Wharf Holdings Ltd. (The)	3,025,000	26,444,762
		146,401,962

Japan–11.06%
Activia Properties, Inc.	559	4,249,850
Frontier Real Estate Investment Corp.	527	5,076,502
GLP J-REIT	2,085	1,904,870
GLP J-REIT(b)	871	795,752
Industrial & Infrastructure Fund Investment Corp.	344	3,090,799
Industrial & Infrastructure Fund Investment Corp.(b)	73	655,896
Japan Prime Realty Investment Corp.	835	2,460,815
Japan Real Estate Investment Corp.	1,090	11,971,166
Kenedix Realty Investment Corp.	1,052	4,339,784
Mitsubishi Estate Co. Ltd.	779,000	19,432,937
Mitsui Fudosan Co., Ltd.	1,487,000	37,865,508
Nippon Building Fund Inc.	722	8,085,464
Sumitomo Realty & Development Co., Ltd.	790,000	26,745,680
Tokyu Land Corp.	1,046,000	7,907,127
		134,582,150

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/09; Cost $0)(a)(b)	9,888,325	0

Netherlands–0.31%
Corio N.V.	82,193	3,782,338

Norway–0.25%
Norwegian Property ASA	1,935,469	3,035,025

Singapore–4.83%
CapitaCommercial Trust	3,375,000	4,523,617
Capitaland Ltd.	4,810,500	15,142,831
CapitaMall Trust	4,144,000	7,167,110
CapitaMalls Asia Ltd.	5,362,000	8,979,812
Global Logistic Properties Ltd.	4,509,000	9,187,746
Keppel Land Ltd.	1,819,000	6,094,104
Suntec REIT	5,322,000	7,681,290
		58,776,510

Sweden–1.15%
Castellum AB	529,118	7,952,724
Fabege AB	229,513	2,537,526
Wihlborgs Fastigheter AB	215,266	3,555,748
		14,045,998

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Real Estate Fund

	Shares	Value
United Kingdom–4.54%
Big Yellow Group PLC	452,072	$2,560,414
British Land Co. PLC	1,252,393	10,756,003
Derwent London PLC	118,478	3,954,255
Great Portland Estates PLC	1,098,037	8,187,946
Hammerson PLC	942,564	7,060,003
Land Securities Group PLC	1,040,938	13,070,961
Shaftesbury PLC	657,418	5,811,357
Unite Group PLC	866,498	3,806,707
		55,207,646

United States–44.10%
Acadia Realty Trust	310,745	8,365,254
Alexandria Real Estate Equities, Inc.	192,755	13,712,590
Apartment Investment & Management Co.–Class A	224,800	6,658,576
AvalonBay Communities, Inc.	156,572	19,544,883
Boston Properties, Inc.	77,144	8,013,719
Brandywine Realty Trust	292,250	4,018,438
Brookfield Office Properties, Inc.	389,232	6,492,862
CBL & Associates Properties, Inc.	313,023	7,118,143
CubeSmart	788,213	11,618,260
DCT Industrial Trust Inc.	1,040,493	7,553,979
DDR Corp.	1,563,973	27,009,814
Duke Realty Corp.	672,269	10,863,867
Equity One, Inc.	183,870	4,322,784
Equity Residential	299,257	16,471,105
Essex Property Trust, Inc.	173,671	25,875,242
General Growth Properties, Inc.	681,077	13,035,814
HCP, Inc.	58,419	2,855,521
Health Care REIT, Inc.	404,952	25,973,621
Healthcare Realty Trust, Inc.	302,169	8,037,695
Healthcare Trust of America, Inc.–Class A	97,217	1,116,051
Host Hotels & Resorts Inc.	1,490,092	24,839,834
Hudson Pacific Properties Inc.	236,232	5,331,756

	Shares	Value
United States–(continued)
Kilroy Realty Corp.	291,537	$15,381,492
Macerich Co. (The)	472,817	28,421,030
Mid-America Apartment Communities, Inc.	54,782	3,804,062
Pebblebrook Hotel Trust	240,397	5,747,892
Piedmont Office Realty Trust Inc.–Class A	689,510	13,555,767
Post Properties, Inc.	87,694	4,186,512
Prologis, Inc.	667,284	25,984,039
Public Storage	110,477	16,705,227
Retail Opportunity Investments Corp.(a)	446,438	5,763,515
Senior Housing Properties Trust	521,829	13,092,690
Simon Property Group, Inc.	303,362	48,192,087
SL Green Realty Corp.	184,593	15,066,481
Starwood Hotels & Resorts Worldwide, Inc.	52,938	3,193,750
UDR, Inc.	852,236	20,334,351
Ventas, Inc.	520,626	36,849,908
Vornado Realty Trust	269,660	21,629,429
		536,738,040
Total Common Stocks & Other Equity Interests (Cost $943,448,254)		1,177,509,988

Money Market Funds–2.79%
Liquid Assets Portfolio–Institutional Class(c)	16,974,755	16,974,755
Premier Portfolio–Institutional Class(c)	16,974,755	16,974,755
Total Money Market Funds (Cost $33,949,510)		33,949,510
TOTAL INVESTMENTS–99.54% (Cost $977,397,764)		1,211,459,498
OTHER ASSETS LESS LIABILITIES–0.46%		5,609,204
NET ASSETS–100.00%		$1,217,068,702

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $9,142,610, which represented 0.75% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $943,448,254)	$1,177,509,988
Investments in affiliated money market funds, at value and cost	33,949,510
Total investments, at value (Cost $977,397,764)	1,211,459,498
Foreign currencies, at value (Cost $2,233,246)	2,229,287
Receivable for:
Investments sold	19,624,182
Fund shares sold	3,573,177
Dividends	1,073,238
Investment for trustee deferred compensation and retirement plans	31,759
Other assets	43,501
Total assets	1,238,034,642

Liabilities:
Payable for:
Investments purchased	17,267,035
Fund shares reacquired	2,773,302
Accrued fees to affiliates	573,926
Accrued trustees’ and officers’ fees and benefits	4,527
Accrued other operating expenses	240,294
Trustee deferred compensation and retirement plans	106,856
Total liabilities	20,965,940
Net assets applicable to shares outstanding	$1,217,068,702

Net assets consist of:
Shares of beneficial interest	$1,217,712,690
Undistributed net investment income	(21,807,381)
Undistributed net realized gain (loss)	(212,863,521)
Unrealized appreciation	234,026,914
$1,217,068,702

Net Assets:
Class A	$279,048,961
Class B	$11,096,006
Class C	$45,009,651
Class R	$18,266,462
Class Y	$428,821,103
Class R5	$357,112,267
Class R6	$77,714,252

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	23,319,028
Class B	929,164
Class C	3,767,269
Class R	1,527,271
Class Y	35,795,339
Class R5	29,837,711
Class R6	6,493,100
Class A:
Net asset value per share	$11.97
Maximum offering price per share
(Net asset value of $11.97 ÷ 94.50%)	$12.67
Class B:
Net asset value and offering price per share	$11.94
Class C:
Net asset value and offering price per share	$11.95
Class R:
Net asset value and offering price per share	$11.96
Class Y:
Net asset value and offering price per share	$11.98
Class R5:
Net asset value and offering price per share	$11.97
Class R6:
Net asset value and offering price per share	$11.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,856,500)	$30,993,585
Dividends from affiliated money market funds	29,576
Total investment income	31,023,161

Expenses:
Advisory fees	7,899,408
Administrative services fees	282,272
Custodian fees	270,447
Distribution fees:
Class A	645,970
Class B	110,892
Class C	396,944
Class R	75,176
Transfer agent fees — A, B, C, R and Y	2,493,912
Transfer agent fees — R5	141,113
Transfer agent fees — R6	671
Trustees’ and officers’ fees and benefits	59,722
Other	683,811
Total expenses	13,060,338
Less: Fees waived and expense offset arrangement(s)	(32,521)
Net expenses	13,027,817
Net investment income	17,995,344

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	80,198,578
Foreign currencies	(253,123)
79,945,455
Change in net unrealized appreciation (depreciation) of:
Investment securities	92,547,228
Foreign currencies	(12,223)
92,535,005
Net realized and unrealized gain	172,480,460
Net increase in net assets resulting from operations	$190,475,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$17,995,344	$14,689,400
Net realized gain	79,945,455	6,387,861
Change in net unrealized appreciation (depreciation)	92,535,005	(25,598,329)
Net increase (decrease) in net assets resulting from operations	190,475,804	(4,521,068)

Distributions to shareholders from net investment income:
Class A	(10,221,668)	(4,578,466)
Class B	(349,391)	(111,274)
Class C	(1,299,450)	(354,493)
Class R	(572,374)	(173,959)
Class Y	(15,341,611)	(3,665,807)
Class R5	(15,654,133)	(7,399,785)
Class R6	(1,957,603)	—
Total distributions from net investment income	(45,396,230)	(16,283,784)

Share transactions-net:
Class A	(19,179,464)	(19,431,206)
Class B	(1,747,771)	(3,111,936)
Class C	2,041,624	(5,392,193)
Class R	2,594,100	1,486,489
Class Y	140,205,855	55,526,357
Class R5	(97,467,415)	73,004,710
Class R6	73,954,818	—
Net increase in net assets resulting from share transactions	100,401,747	102,082,221
Net increase in net assets	245,481,321	81,277,369

Net assets:
Beginning of year	971,587,381	890,310,012
End of year (includes undistributed net investment income of $(21,807,381) and $(11,385,060), respectively)	$1,217,068,702	$971,587,381

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

13                         Invesco Global Real Estate Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

14                         Invesco Global Real Estate Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

15                         Invesco Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $30,167.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $111,315 in front-end sales commissions from the sale of Class A shares and $1,800, $10,525 and $1,828 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

16                         Invesco Global Real Estate Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2013, there were transfers from Level 1 to Level 2 of $73,768,652 and from Level 2 to Level 1 of $223,529,409, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$25,166,197	$75,070,988	$—	$100,237,185
Austria	3,543,325	—	—	3,543,325
Canada	48,631,557	—	—	48,631,557
China	4,525,169	—	—	4,525,169
Finland	—	4,425,434	—	4,425,434
France	33,816,472	8,719,758	—	42,536,230
Germany	21,041,419	—	—	21,041,419
Hong Kong	131,136,234	15,265,728	—	146,401,962
Japan	134,582,150	—	—	134,582,150
Malta	—	—	0	0
Netherlands	—	3,782,338	—	3,782,338
Norway	3,035,025	—	—	3,035,025
Singapore	4,523,617	54,252,893	—	58,776,510
Sweden	10,490,250	3,555,748	—	14,045,998
United Kingdom	2,560,414	52,647,232	—	55,207,646
United States	570,687,550	—	—	570,687,550
Total Investments	$993,739,379	$217,720,119	$0	$1,211,459,498

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,354.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Global Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$45,396,230	$16,283,784

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$16,169,705
Net unrealized appreciation — investments	168,848,308
Net unrealized appreciation (depreciation) — other investments	(34,820)
Temporary book/tax differences	(102,722)
Capital loss carryforward	(185,524,459)
Shares of beneficial interest	1,217,712,690
Total net assets	$1,217,068,702

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and investment in passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $35,140,023 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$74,077,317	$—	$74,077,317
February 28, 2018	111,447,142	—	111,447,142
Total capital loss carryforward	$185,524,459	$—	$185,524,459

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. On October 19, 2012 and November 1, 2012, a total of 4,404,811 Class R5 shares of the Fund valued at $50,343,095 were redeemed by significant shareholders and settled through a redemption-in-kind transaction, which resulted in a realized gain of $20,979,216 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $681,836,613 and $606,307,422, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$172,372,786
Aggregate unrealized (depreciation) of investment securities	(3,524,478)
Net unrealized appreciation of investment securities	$168,848,308

Cost of investments for tax purposes is $1,042,611,190.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and redemptions-in-kind on February 28, 2013, undistributed net investment income was increased by $16,978,565, undistributed net realized gain (loss) was decreased by $30,178,540 and shares of beneficial interest was increased by $13,199,975. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Global Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	6,873,343	$77,407,955	7,063,316	$72,200,187
Class B	79,154	890,608	65,442	676,255
Class C	1,098,284	12,478,773	502,083	5,196,521
Class R	707,093	8,026,600	564,903	5,792,308
Class Y	19,574,476	211,427,394	10,495,185	103,876,869
Class R5	8,915,227	100,592,364	16,066,108	161,299,171
Class R6(b)	6,700,510	76,475,875	—	—

Issued as reinvestment of dividends:
Class A	765,218	8,520,327	384,542	3,829,868
Class B	27,930	312,587	10,078	100,396
Class C	106,020	1,188,285	31,983	318,373
Class R	51,069	571,072	17,156	170,484
Class Y	1,223,503	13,645,648	321,353	3,191,610
Class R5	1,117,723	12,371,572	651,362	6,463,333
Class R6	172,933	1,957,603	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	62,753	702,051	102,712	1,055,077
Class B	(62,853)	(702,051)	(102,986)	(1,055,077)

Reacquired:(c)
Class A	(9,557,251)	(105,809,797)	(9,659,506)	(96,516,338)
Class B	(202,253)	(2,248,915)	(277,333)	(2,833,510)
Class C	(1,039,068)	(11,625,434)	(1,082,506)	(10,907,087)
Class R	(535,752)	(6,003,572)	(438,154)	(4,476,303)
Class Y	(7,559,822)	(84,867,187)	(5,131,265)	(51,542,122)
Class R5	(18,831,420)	(210,431,351)	(9,412,515)	(94,757,794)
Class R6	(380,343)	(4,478,660)	—	—
Net increase in share activity	9,306,474	$100,401,747	10,171,958	$102,082,221

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Commencement date of September 24, 2012.
(c)	Net of redemption fees of $37,133 allocated among the classes based on relative net assets of each class for the year ended February 29, 2012.

19                         Invesco Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period		Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$10.52	$0.16		$1.73	$1.89	$(0.44)	$—	$(0.44)	$11.97		18.35%	$279,049	1.48	%(d)	1.48	%(d)	1.41	%(d)	58%
Year ended 02/29/12	10.83	0.14		(0.28)	(0.14)	(0.17)	—	(0.17)	10.52	(e)	(1.21)	264,763	1.51		1.51		1.41		54
Year ended 02/28/11	9.01	0.24	(f)	2.03	2.27	(0.45)	—	(0.45)	10.83	(e)	25.61	295,582	1.43		1.43		2.46	(f)	80
Seven months ended 02/28/10	8.22	0.09		0.93	1.02	(0.23)	—	(0.23)	9.01	(e)	12.36	233,895	1.40	(g)	1.40	(g)	1.68	(g)	46
Year ended 07/31/09	11.54	0.22		(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(e)	(27.79)	208,752	1.59		1.59		2.79		78
Year ended 07/31/08	14.88	0.23		(2.19)	(1.96)	(0.90)	(0.48)	(1.38)	11.54	(e)	(14.46)	390,981	1.38		1.38		1.66		59
Class B
Year ended 02/28/13	10.50	0.07		1.73	1.80	(0.36)	—	(0.36)	11.94		17.41	11,096	2.23	(d)	2.23	(d)	0.66	(d)	58
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(e)	(1.99)	11,412	2.26		2.26		0.66		54
Year ended 02/28/11	8.99	0.17	(f)	2.03	2.20	(0.38)	—	(0.38)	10.81	(e)	24.75	15,047	2.18		2.18		1.71	(f)	80
Seven months ended 02/28/10	8.21	0.05		0.93	0.98	(0.20)	—	(0.20)	8.99	(e)	11.85	14,780	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.53	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(e)	(28.35)	14,870	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13		(2.19)	(2.06)	(0.79)	(0.48)	(1.27)	11.53	(e)	(15.09)	32,535	2.13		2.13		0.91		59
Class C
Year ended 02/28/13	10.50	0.07		1.74	1.81	(0.36)	—	(0.36)	11.95		17.51	45,010	2.23	(d)	2.23	(d)	0.66	(d)	58
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(e)	(1.99)	37,828	2.26		2.26		0.66		54
Year ended 02/28/11	8.99	0.17	(f)	2.03	2.20	(0.38)	—	(0.38)	10.81	(e)	24.74	44,885	2.18		2.18		1.71	(f)	80
Seven months ended 02/28/10	8.22	0.05		0.92	0.97	(0.20)	—	(0.20)	8.99	(e)	11.71	38,957	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.54	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(e)	(28.33)	36,020	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13		(2.18)	(2.05)	(0.79)	(0.48)	(1.27)	11.54	(e)	(15.02)	77,201	2.13		2.13		0.91		59
Class R
Year ended 02/28/13	10.51	0.13		1.73	1.86	(0.41)	—	(0.41)	11.96		18.08	18,266	1.73	(d)	1.73	(d)	1.16	(d)	58
Year ended 02/29/12	10.83	0.12		(0.30)	(0.18)	(0.14)	—	(0.14)	10.51	(e)	(1.56)	13,717	1.76		1.76		1.16		54
Year ended 02/28/11	9.00	0.22	(f)	2.04	2.26	(0.43)	—	(0.43)	10.83	(e)	25.44	12,571	1.68		1.68		2.21	(f)	80
Seven months ended 02/28/10	8.22	0.08		0.92	1.00	(0.22)	—	(0.22)	9.00	(e)	12.10	9,254	1.65	(g)	1.65	(g)	1.43	(g)	46
Year ended 07/31/09	11.54	0.19		(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(e)	(27.97)	7,545	1.84		1.84		2.54		78
Year ended 07/31/08	14.87	0.19		(2.17)	(1.98)	(0.87)	(0.48)	(1.35)	11.54	(e)	(14.63)	7,032	1.63		1.63		1.41		59
Class Y
Year ended 02/28/13	10.53	0.19		1.73	1.92	(0.47)	—	(0.47)	11.98		18.63	428,821	1.23	(d)	1.23	(d)	1.66	(d)	58
Year ended 02/29/12	10.85	0.17		(0.30)	(0.13)	(0.19)	—	(0.19)	10.53	(e)	(1.04)	237,473	1.26		1.26		1.66		54
Year ended 02/28/11	9.02	0.27	(f)	2.03	2.30	(0.47)	—	(0.47)	10.85	(e)	26.01	182,981	1.18		1.18		2.71	(f)	80
Seven months ended 02/28/10	8.23	0.10		0.93	1.03	(0.24)	–	(0.24)	9.02	(e)	12.48	122,613	1.15	(g)	1.15	(g)	1.93	(g)	46
Year ended 07/31/09(h)	9.58	0.17		(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(e)	(13.03)	52,830	1.40	(g)	1.40	(g)	2.98	(g)	78
Class R5
Year ended 02/28/13	10.52	0.22		1.74	1.96	(0.51)	—	(0.51)	11.97		19.04	357,112	0.90	(d)	0.90	(d)	1.99	(d)	58
Year ended 02/29/12	10.83	0.20		(0.29)	(0.09)	(0.22)	—	(0.22)	10.52	(e)	(0.69)	406,395	0.91		0.91		2.01		54
Year ended 02/28/11	9.00	0.30	(f)	2.03	2.33	(0.50)	—	(0.50)	10.83	(e)	26.37	339,244	0.91		0.91		2.98	(f)	80
Seven months ended 02/28/10	8.21	0.11		0.93	1.04	(0.25)	—	(0.25)	9.00	(e)	12.64	186,423	0.91	(g)	0.91	(g)	2.17	(g)	46
Year ended 07/31/09	11.53	0.26		(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(e)	(27.36)	88,071	0.98		0.98		3.40		78
Year ended 07/31/08	14.86	0.28		(2.16)	(1.88)	(0.97)	(0.48)	(1.45)	11.53	(e)	(13.99)	62,633	0.91		0.91		2.13		59
Class R6
Year ended 02/28/13(h)	11.36	0.10		0.84	0.94	(0.33)	—	(0.33)	11.97		8.40	77,714	0.84	(d)(g)	0.84	(d)(g)	2.05	(d)(g)	58

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $258,388, $11,089, $39,694, $15,035, $343,952, $374,012 and $70,836 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(f)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $2.63 per share owned of Westfield Group on December 13, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.18 and 1.81%; $0.10 and 1.06%; $0.10 and 1.06%; $0.15 and 1.56%; $0.20 and 2.06% and $0.23 and 2.33% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(g)	Annualized.
(h)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y shares and Class R6 shares, respectively.

20                         Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

21                         Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[3]
A	$1,000.00	$1,105.10	$7.67	$1,017.50	$7.35	1.47%
B	1,000.00	1,100.20	11.56	1,013.79	11.08	2.22
C	1,000.00	1,101.20	11.57	1,013.79	11.08	2.22
R	1,000.00	1,103.80	8.97	1,016.27	8.60	1.72
Y	1,000.00	1,106.40	6.37	1,018.74	6.11	1.22
R5	1,000.00	1,108.10	4.60	1,020.43	4.41	0.88
R6	1,000.00	1,084.00	3.79	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

22                         Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	2.07%
Corporate Dividends Received Deductions*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.

The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 GRE-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco High Yield Fund

Nasdaq:
A: AMHYX ▪ B: AHYBX ▪ C: AHYCX ▪ Y: AHHYX ▪ Investor: HYINX ▪ R5: AHIYX ▪ R6: HYIFX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
22 Financial Statements
24 Notes to Financial Statements
33 Financial Highlights
34 Auditor's Report
35 Fund Expenses
36 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco High Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	lnvesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the reporting period ended February 28, 2013, Class A shares of Invesco High Yield Fund, at net asset value (NAV), outperformed the Fund’s broad market, style-specific and peer group indexes. Both issuer selection and asset allocation benefited relative performance. The main contributor to the Fund’s outperformance was our security selection and overweight exposure to the building materials sector.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.02%
Class B Shares	11.18
Class C Shares	11.21
Class Y Shares	12.03
Investor Class Shares	12.05
Class R5 Shares*	12.30
Class R6 Shares**	12.17
Barclays U.S. Aggregate Index‚ (Broad Market Index)	3.12
Barclays U.S. Corporate High Yield 2% Issuer Cap Index■ (Style-Specific Index)	11.79
Lipper High Current Yield Bond Funds Index■ (Peer Group Index)	11.36

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We invest primarily in debt securities that are determined to be below investment grade. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderate-sized firms. Although we principally invest in junk bonds, we tend to underweight the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 25% of total assets in foreign securities, of which 15% can be in developing markets.

    The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic

Portfolio Composition† By credit quality

A	0.7%
BBB	4.1
BB	33.4
B	42.1
CCC	10.8
CC	0.1
Non-Rated	5.9
Money Market Funds Plus Other Assets Less Liabilities	2.9
†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top 10 Fixed Income Issuers*

1. First Data Corp.	1.5%
2. International Lease Finance Corp.	1.4
3. Intelsat Jackson Holdings S.A.	1.4
4. Sprint Nextel Corp.	1.2
5. HCA, Inc.	1.2
6. CIT Group, Inc.	1.1
7. MGM Resorts International	1.0
8. Nortek Inc.	1.0
9. Caesars Entertainment Operating Co., Inc.	0.9
10. Wind Acquisition Finance S.A.	0.9

Total Net Assets	$1.6 billion

Total Number of Holdings*	481

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

and quantitative analysis. Changes in a security’s risk-return profile or relative value and top-down factors generally determine buy and sell decisions.

    Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account skill and market opportunities.

    Sell decisions are based on:

■	Low equity value to debt, high subordination, and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund

The high yield market depends heavily on the underlying health of the economy, principally in the US and, secondarily, in Europe. During the reporting period, growth remained slow as deleveraging and caution constrained economic activity and job creation.

    The situation in Europe remained stable in early 2012 as the European Central Bank (ECB) announced new measures to support eurozone economies. However, in May market volatility spiked, resulting in further action from the ECB in the form of an unlimited commitment to buy sovereign debt through the Outright Monetary Transactions program. The US Federal Reserve (the Fed) enacted its own monetary easing policy through a third round of quantitative easing, under which the Fed committed to purchase mortgage-backed securities in an effort to lower long-term interest rates.

    The high yield market began the year with solid monthly returns until May, when there was a short-lived sell-off triggered by US economic data, the potential for a “hard landing” in China and heightened European concerns. The market picked up in June and remained positive through the end of the reporting period as sovereign risks and fears of weaker economic data subsided. High yield securities had a record amount of new issuance in

4                Invesco High Yield Fund

calendar year 2012, particularly in the second half, and continued to have a record-breaking January 2013.1 The majority of new issuance was refinancing, due to reduced volatility and low yields, as well as dividend deals heading into 2013. Technicals were good for most of the reporting period as there was strong investor demand driven by a search for yield, but investor concerns picked up again toward the end of 2012 as a result of the US election and the looming “fiscal cliff” that threatened the economy unless a deal was reached between the White House and Congress. While January was a strong month for high yield flows and performance, the high yield market experienced large outflows in February led by a sell-off of high yield exchange-traded funds.

    Defaults in the high yield bond market remained muted during the reporting period. The par-weighted high yield default rate for the fiscal year was 1.23%, well below the long-term average of 4.01%.1 Very low defaults are to be expected after periods of high defaults and recession.

    The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index (the Fund’s style-specific index), generated a positive total return for the fiscal year ended February 28, 2013. Likewise, the Fund generated positive returns for the fiscal year and, at NAV, its Class A shares outperformed the Fund’s broad market and style-specific indexes. At the close of the reporting period, we were underweight lower-rated securities as the risk-return profile was not favorable. We also were underweight higher-rated securities because we saw managers of investment-grade bond funds dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

    The Fund generated positive returns on both an absolute and relative basis. Overall, both issuer selection and asset allocation benefited relative performance. The main contributor to the Fund’s outperformance was our security selection and overweight exposure to the building materials sector. We were helped by overweight exposure to and security selection in the life and property and casualty insurance sectors. Additionally, issue selection in the non-captive diversified sector and issue selection and underweight exposure to the media cable and independent energy sectors proved beneficial to performance.

    The main detractor from Fund performance was our cash position. Since the index does not hold cash, any cash held by the Fund during a period of market appreciation will result in negative relative performance. While most of our issuer selection helped performance, there were some sectors in which our selection underperformed that of the benchmark – specifically, technology, automotive and wireless. Finally, our avoidance of the non-captive consumer sector hurt our relative performance as it outperformed the broader market.

    During the reporting period, the Fund used derivatives to hedge currency exposure and to gain more credit exposure. The overall effect of these derivative strategies was positive for Fund performance.

    At the close of the reporting period, we remained generally positive in our assessment of high yield securities. High yield bonds have historically performed well in low-growth environments, like the one in which we find ourselves today. If and when growth picks up, and interest rates start to rise, the economy will likely be stronger, resulting in high yield issuers being better positioned to service their debt.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: JP Morgan High-Yield Market Monitor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined

Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined

Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco High Yield Fund

Average Annual Total Returns As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.96%
10 Years	9.29
5 Years	9.38
1 Year	7.21

Class B Shares
Inception (9/1/93)	4.74%
10 Years	9.12
5 Years	9.23
1 Year	6.18

Class C Shares
Inception (8/4/97)	2.95%
10 Years	8.97
5 Years	9.46
1 Year	10.21

Class Y Shares
10 Years	9.88%
5 Years	10.56
1 Year	12.03

Investor Class Shares
10 Years	9.79%
5 Years	10.29
1 Year	12.05

Class R5 Shares
10 Years	10.14%
5 Years	10.67
1 Year	12.30

Class R6 Shares
10 Years	9.79%
5 Years	10.36
1 Year	12.17

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.95%
10 Years	9.57
5 Years	8.43
1 Year	12.46

Class B Shares
Inception (9/1/93)	4.70%
10 Years	9.38
5 Years	8.28
1 Year	11.62

Class C Shares
Inception (8/4/97)	2.88%
10 Years	9.21
5 Years	8.58
1 Year	15.67

Class Y Shares
10 Years	10.17%
5 Years	9.65
1 Year	18.06

Investor Class Shares
10 Years	10.05%
5 Years	9.40
1 Year	17.54

Class R5 Shares
10 Years	10.40%
5 Years	9.74
1 Year	17.83

Class R6 Shares
10 Years	10.05%
5 Years	9.40
1 Year	17.61

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 0.89%, 1.64%, 1.64%, 0.64%, 0.86%, 0.64% and 0.64%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 1.01%, 1.76%, 1.76%, 0.76%, 0.98%, 0.68% and 0.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

7                Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, non-investment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AMHYX
Class B Shares	AHYBX
Class C Shares	AHYCX
Class Y Shares	AHHYX
Investor Class Shares	HYINX
Class R5 Shares	AHIYX
Class R6 Shares	HYIFX

8                Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–88.39%
Advertising–0.08%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$798,000	$805,980
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	524,000	564,610
		1,370,590

Aerospace & Defense–2.02%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	1,417,000	1,477,223
Bombardier Inc. (Canada), Sr. Unsec. Notes,
5.75%, 03/15/22(b)	2,590,000	2,645,037
6.13%, 01/15/23(b)	2,410,000	2,479,288
7.75%, 03/15/20(b)	5,093,000	5,818,752
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	4,137,000	4,131,829
GenCorp Inc., Sec. Gtd. Notes, 7.13%, 03/15/21(b)	4,730,000	4,942,850
Huntington Ingalls Industries Inc.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	1,710,000	1,872,450
7.13%, 03/15/21	2,195,000	2,403,525
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	2,625,000	2,657,813
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	3,520,000	3,757,600
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	893,000	928,720
		33,115,087

Airlines–2.16%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 03/15/11-10/18/11; Cost $2,187,306)(b)(c)	2,300,000	2,650,750
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	8,677,280	9,241,303
Continental Airlines Pass Through Trust, Series 2000-2, Class B, Sec. Pass Through Ctfs., 8.31%, 04/02/18	250,450	266,729
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	2,282,618	2,358,229
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	1,962,862	2,199,632
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	1,647,000	1,647,000
Delta Air Lines Pass Through Trust, Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	2,142,934	2,239,366

	Principal Amount	Value
Airlines–(continued)
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	$1,305,000	$1,380,037
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	1,600,000	1,692,000
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.88%, 05/07/19(b)	915,000	975,619
UAL Pass Through Trust, Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	1,700,468	1,719,599
Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	2,098,020	2,444,193
Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	1,894,093	2,103,627
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	2,342,957	2,413,246
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	604,000	676,103
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	604,000	670,440
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	724,000	776,490
		35,454,363

Alternative Carriers–1.35%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	3,845,000	4,287,175
Level 3 Communications Inc., Sr. Unsec. Global Notes, 11.88%, 02/01/19	4,703,000	5,467,237
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	3,321,000	3,603,285
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes,
8.13%, 07/01/19	2,165,000	2,367,969
8.63%, 07/15/20	1,198,000	1,338,765
9.38%, 04/01/19	1,905,000	2,147,888
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	2,773,000	2,925,515
		22,137,834

Apparel Retail–1.13%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	4,294,000	4,701,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Yield Fund

	Principal Amount	Value
Apparel Retail–(continued)
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	$7,463,000	$8,041,383
Limited Brands Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/22	1,195,000	1,272,675
8.50%, 06/15/19	2,840,000	3,500,300
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	590,000	669,650
7.00%, 05/01/20	345,000	398,906
		18,584,844

Apparel, Accessories & Luxury Goods–2.57%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	5,781,000	6,272,385
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	12,448,000	13,288,240
Levi Strauss & Co., Sr. Unsec. Global Notes,
6.88%, 05/01/22	4,914,000	5,350,117
7.63%, 05/15/20	6,785,000	7,421,094
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	1,106,000	1,097,705
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	8,710,000	8,710,000
		42,139,541

Application Software–0.07%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	1,073,000	1,097,143

Auto Parts & Equipment–0.61%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	5,930,000	6,374,750
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	1,597,000	1,620,955
6.63%, 10/15/22	1,952,000	2,000,800
		9,996,505

Automobile Manufacturers–0.75%
Chrysler Group LLC/CG Co-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	7,150,000	7,865,000
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	3,489,000	4,483,365
		12,348,365

Automotive Retail–0.05%
Penske Automotive Group Inc., Sr. Unsec. Gtd. Sub. Notes, 5.75%, 10/01/22(b)	745,000	783,181
Biotechnology–0.22%
Grifols Inc. (Spain), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	1,135,000	1,251,338

	Principal Amount	Value
Biotechnology–(continued)
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	$1,375,000	$364,375
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	1,815,000	1,991,962
		3,607,675

Broadcasting–1.02%
Belo Corp., Sr. Unsec. Deb., 7.25%, 09/15/27	1,900,000	1,957,000
Clear Channel Worldwide Holdings Inc., Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	1,208,000	1,265,380
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	617,000	632,425
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	2,929,000	3,097,417
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	6,023,000	6,248,862
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	1,021,000	1,087,365
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	1,866,000	1,856,670
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	513,000	527,108
		16,672,227

Building Products–3.10%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	3,770,000	3,883,100
Building Materials Corp. of America, Sr. Unsec. Gtd. Notes, 7.50%, 03/15/20(b)	1,852,000	2,009,420
Sr. Unsec. Notes, 6.88%, 08/15/18(b)	3,225,000	3,458,813
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	5,910,000	6,264,600
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	1,407,000	1,575,840
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	9,983,000	11,131,045
10.00%, 12/01/18	4,955,000	5,574,375
Ply Gem Industries Inc., Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	1,172,000	1,276,015
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	1,780,000	1,942,425
USG Corp., Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	4,823,000	5,522,335
Sr. Unsec. Notes, 9.75%, 01/15/18	6,950,000	8,209,687
		50,847,655

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Fund

	Principal Amount	Value
Cable & Satellite–3.89%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/22	$680,000	$680,000
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	3,290,000	3,290,000
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/22	2,050,000	2,173,000
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	7,471,000	7,442,984
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	3,720,000	4,101,300
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	1,079,000	1,235,455
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	10,127,000	10,937,160
7.50%, 04/01/21	6,225,000	6,785,250
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	4,562,000	4,619,025
Lynx II Corp. (United Kingdom), Sr. Unsec. Notes, 6.38%, 04/15/23(b)	1,800,000	1,867,500
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	4,545,000	4,794,975
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes , 10.88%, 07/15/19(b)	2,870,000	3,027,850
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	4,935,000	5,369,138
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	6,822,000	7,333,650
		63,657,287

Casinos & Gaming–4.97%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	3,585,000	3,862,838
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	1,080,000	977,400
Sec. Gtd. Global Notes, 12.75%, 04/15/18	3,765,000	2,842,575
Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	1,557,000	1,549,215
9.00%, 02/15/20(b)	3,017,000	3,001,915
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	4,221,000	3,904,425
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	2,821,000	2,789,264
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	2,200,000	2,189,000
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes, 7.63%, 01/15/16	4,703,000	5,079,240

	Principal Amount	Value
Casinos & Gaming–(continued)
Sr. Sec. Gtd. PIK Global Notes, 10.75%, 01/15/17	$5,211,119	$5,771,314
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	1,895,000	1,440,200
MCE Finance Ltd. (China), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	1,606,000	1,610,015
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	1,425,000	1,537,219
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	2,900,000	3,016,000
8.63%, 02/01/19	808,000	931,220
Sr. Unsec. Gtd. Notes, 6.75%, 10/01/20(b)	648,000	683,640
7.75%, 03/15/22	9,765,000	10,765,912
Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	3,016,000	3,347,760
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	4,818,000	5,119,125
Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.22%, 02/01/14(b)(d)	6,366,000	6,389,872
Sr. Sec. Notes, 9.13%, 02/01/15(b)	5,653,000	5,674,199
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes, 5.38%, 03/15/22	4,215,000	4,420,481
7.75%, 08/15/20	3,935,000	4,417,038
		81,319,867

Coal & Consumable Fuels–1.15%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	1,065,000	1,144,875
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	6,920,000	7,663,900
Peabody Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	4,282,000	4,571,035
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	5,186,000	5,523,090
		18,902,900

Communications Equipment–0.56%
Avaya Inc., Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	5,340,000	5,126,400
9.00%, 04/01/19(b)	1,562,000	1,616,670
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	2,436,000	2,408,595
		9,151,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Fund

	Principal Amount	Value
Computer & Electronics Retail–0.37%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	$5,690,000	$6,138,088

Computer Storage & Peripherals–0.46%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	6,878,000	7,497,020

Construction & Engineering–1.36%
Abengoa Finance S.A.U. (Spain), Sr. Unsec. Gtd. Notes, 8.88%, 11/01/17(b)	2,905,000	2,779,658
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	5,793,000	6,184,028
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	1,782,000	1,902,285
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	10,840,000	11,436,200
		22,302,171

Construction & Farm Machinery & Heavy Trucks–1.45%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	2,640,000	3,111,900
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	4,244,000	4,307,660
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	3,860,000	3,966,150
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	2,815,000	3,195,025
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	3,118,000	3,024,460
Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	500,000	473,750
Terex Corp., Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	465,000	494,063
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	823,000	857,977
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	4,040,000	4,353,100
		23,784,085

Construction Materials–1.12%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	6,190,000	6,747,399
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	9,868,000	10,780,790
U.S. Concrete Inc., Sr. Sec. Conv. Notes, 9.50%, 08/31/15(b)	693,000	878,377
		18,406,566

Consumer Finance–1.11%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	1,335,000	1,622,025
8.00%, 03/15/20	6,568,000	8,111,480
8.00%, 11/01/31	3,002,000	3,790,025

	Principal Amount	Value
Consumer Finance–(continued)
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	$1,228,000	$1,301,680
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	3,075,000	3,409,406
		18,234,616

Data Processing & Outsourced Services–2.49%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	8,961,000	9,946,710
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	11,312,000	11,623,080
Sr. Sec. Gtd. Notes, 6.75%, 11/01/20(b)	9,180,000	9,455,400
7.38%, 06/15/19(b)	3,177,000	3,351,735
NeuStar Inc., Sr. Unsec. Gtd. Notes, 4.50%, 01/15/23(b)	1,000,000	967,500
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/18	1,725,000	1,860,844
7.63%, 11/15/20	1,120,000	1,220,800
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	2,393,000	2,336,166
		40,762,235

Department Stores–0.19%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	3,230,000	3,108,875

Distillers & Vintners–0.16%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b)(c)	2,645,000	1,811,825
REGS, Sr. Sec. Gtd. Mortgage Euro Notes, 9.13%, 12/01/16(b)(c)	335,000	228,638
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	453,000	497,167
		2,537,630

Diversified Banks–0.29%
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	2,209,000	1,966,010
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	2,588,000	2,716,170
		4,682,180

Diversified Chemicals–0.08%
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	808,000	822,140
Olin Corp., Sr. Unsec. Notes, 5.50%, 08/15/22	390,000	405,600
		1,227,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Fund

	Principal Amount	Value
Diversified Metals & Mining–1.08%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	$3,853,000	$4,036,018
6.88%, 04/01/22(b)	2,436,000	2,612,610
8.25%, 11/01/19(b)	3,074,000	3,412,140
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	4,740,000	5,572,091
Walter Energy Inc., Sr. Unsec. Gtd. Notes, 9.88%, 12/15/20(b)	1,810,000	1,977,425
		17,610,284

Electric Utilities–0.00%
LSP Energy L.P./LSP Batesville Funding Corp.,Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14(c)	4,615,000	—
Series D, Sr. Sec. Bonds,8.16%, 07/15/25(c)	3,845,00	—

Electrical Components & Equipment–0.33%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	3,065,000	3,156,950
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	2,100,000	2,168,250
		5,325,200

Electronic Manufacturing Services–0.33%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	5,238,000	5,434,425

Environmental & Facilities Services–0.21%
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 08/01/20	765,000	791,775
Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	537,000	549,083
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	2,040,000	2,131,800
		3,472,658

Food Distributors–0.10%
ARAMARK Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/20(b)	1,617,000	1,657,425

Food Retail–0.09%
New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	2,060,000	1,503,800

Forest Products–0.24%
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global Notes, 6.00%, 01/30/20	78,830	49,663
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	3,875,000	3,855,625
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes 6.25%, 10/21/17(b)(c)	470,000	3,525
		3,908,813

	Principal Amount	Value
Gas Utilities–1.21%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	$5,642,000	$6,121,570
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	5,542,000	5,638,985
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	2,335,000	2,550,987
Sr. Unsec. Notes, 7.38%, 03/15/20	5,091,000	5,498,280
		19,809,822

Gold–0.20%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	3,080,000	3,226,916

Health Care Equipment–0.51%
Biomet Inc., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/20(b)	1,888,000	2,010,720
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 10/01/20(b)	1,885,000	1,946,263
DJO Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	554,000	554,000
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	1,474,000	1,440,835
Universal Hospital Service Inc., Sr. Sec. Gtd. Notes, 7.63%, 08/15/20(b)	2,285,000	2,462,087
		8,413,905

Health Care Facilities–2.32%
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	2,455,000	2,660,606
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	15,647,000	16,311,997
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 11/01/24	3,634,000	3,679,425
7.25%, 10/01/18	1,287,000	1,393,178
7.75%, 09/15/22	1,319,000	1,437,710
8.13%, 02/15/20	1,245,000	1,372,613
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	3,908,000	3,839,610
Tenet Healthcare Corp., Sr. Sec. Gtd. Notes, 4.50%, 04/01/21(b)	680,000	674,050
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	388,000	393,335
Sr. Unsec. Global Notes, 6.75%, 02/01/20	3,023,000	3,253,504
Sr. Unsec. Global Notes, 8.00%, 08/01/20	2,673,000	2,930,276
		37,946,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Fund

	Principal Amount	Value
Health Care Services–0.43%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	$1,980,000	$2,074,050
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	4,568,000	4,876,340
		6,950,390

Health Care Technology–0.40%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	5,910,000	6,515,775

Homebuilding–3.26%
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	4,450,000	4,850,500
Sr. Unsec. Gtd. Notes, 7.25%, 02/01/23(b)	2,543,000	2,587,502
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	4,591,000	5,096,010
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	6,263,000	6,263,000
Sr. Unsec. Gtd. Notes, 7.50%, 05/15/16	1,412,000	1,431,415
11.88%, 10/15/15	1,003,000	1,118,345
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/22	1,480,000	1,657,600
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	4,452,000	4,980,675
Sr. Unsec. Gtd. Notes, 4.75%, 11/15/22(b)	9,501,000	9,251,599
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	4,930,000	5,484,625
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	1,677,000	1,869,855
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	2,019,000	2,079,570
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	4,760,000	5,152,700
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	1,394,000	1,569,993
		53,393,389

Hotels, Resorts & Cruise Lines–0.40%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	357,000	397,609
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	305,000	314,150
7.25%, 03/15/18	2,230,000	2,575,650
7.50%, 10/15/27	2,826,000	3,249,900
		6,537,309

Household Products–0.81%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	5,146,000	5,293,948

	Principal Amount	Value
Household Products–(continued)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes,
5.75%, 10/15/20	$1,440,000	$1,490,400
7.13%, 04/15/19	6,090,000	6,554,362
		13,338,710

Housewares & Specialties–0.22%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	3,015,000	3,056,456
Spectrum Brands Escrow Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/15/20(b)	463,000	490,780
		3,547,236

Independent Power Producers & Energy Traders–1.23%
AES Corp (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	3,675,000	4,171,125
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	4,014,000	4,365,225
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes,
7.63%, 01/15/18	5,121,000	5,889,150
7.88%, 05/15/21	1,110,000	1,248,750
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	1,143,000	1,217,295
Red Oak Power LLC,Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	3,018,578	3,297,796
		20,189,341

Industrial Conglomerates–0.00%
Indalex Holding Corp., Series B, Sec. Gtd. Global Notes, 11.50%, 02/01/14(c)	3,260,000	—

Industrial Machinery–0.29%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	1,587,000	1,650,480
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	415,000	449,756
SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	2,350,000	2,643,750
		4,743,986

Insurance Brokers–0.11%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	1,802,000	1,878,585

Internet Software & Services–0.33%
Equinix Inc., Sr. Unsec. Notes, 4.88%, 04/01/20	1,005,000	1,005,000
5.38%, 04/01/23	4,020,000	4,020,000
7.00%, 07/15/21	390,000	430,950
		5,455,950

Leisure Facilities–0.21%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	1,612,000	1,612,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Fund

	Principal Amount	Value
Leisure Facilities–(continued)
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	$1,640,000	$1,754,800
		3,366,800

Leisure Products–0.39%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	6,291,000	6,401,092

Marine–0.20%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	1,590,000	1,593,975
Stena AB (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	1,725,000	1,731,469
		3,325,444

Movies & Entertainment–1.10%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	5,523,000	6,082,204
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	3,433,000	3,471,621
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	6,007,000	6,472,542
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	1,831,000	2,004,945
		18,031,312

Multi-Line Insurance–2.56%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	8,645,000	11,477,343
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	2,140,000	2,211,316
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	3,265,000	3,885,350
Sr. Unsec. Global Notes, 5.95%, 10/15/36	1,250,000	1,464,917
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	7,015,000	8,154,937
Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	2,140,000	2,831,657
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	8,040,000	11,855,643
		41,881,163

Office Services & Supplies–0.41%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	1,161,000	1,258,234
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	5,700,000	5,514,750
		6,772,984

	Principal Amount	Value
Oil & Gas Drilling–0.29%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	$445,000	$487,275
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	4,022,000	4,283,430
		4,770,705

Oil & Gas Equipment & Services–1.16%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	2,828,000	3,036,565
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	3,116,000	3,147,160
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	1,330,000	1,376,550
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/20(b)	400,000	433,500
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	7,890,000	8,087,250
Oil States International Inc., Sr. Unsec. Gtd. Notes, 5.13%, 01/15/23(b)	690,000	693,450
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	2,113,000	2,265,532
		19,040,007

Oil & Gas Exploration & Production–6.90%
Berry Petroleum Co., Sr. Unsec. Notes,
6.38%, 09/15/22	5,402,000	5,732,872
6.75%, 11/01/20	1,500,000	1,605,000
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
7.63%, 11/15/22	1,564,000	1,708,670
8.25%, 09/01/21	4,645,000	5,225,625
Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	4,040,000	4,413,700
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	2,713,000	2,994,474
Sr. Unsec. Gtd. Notes, 6.13%, 02/15/21	2,065,000	2,206,969
6.63%, 08/15/20	5,534,000	6,080,482
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	4,758,000	5,091,060
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	3,555,000	3,830,512
7.13%, 04/01/21	1,310,000	1,481,938
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	8,274,000	8,708,385
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	8,371,000	7,952,450
Forest Oil Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/15/19	1,026,000	1,036,260
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	9,346,000	10,070,315
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Notes, 5.50%, 01/15/21(b)	1,095,000	1,136,063
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	553,000	602,770

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	$1,900,000	$2,022,313
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.38%, 01/30/23(b)	3,075,000	3,198,000
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	848,000	889,870
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	2,290,000	2,513,275
OGX Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes,
8.38%, 04/01/22(b)	3,000,000	2,610,685
8.50%, 06/01/18(b)	4,250,000	3,867,502
Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
6.13%, 06/15/19	1,285,000	1,426,350
6.50%, 11/15/20	2,740,000	3,068,800
6.63%, 05/01/21	250,000	279,688
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	3,020,000	3,140,800
Sr. Unsec. Notes, 5.38%, 10/01/22	3,487,000	3,661,350
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	765,000	784,125
5.75%, 06/01/21	4,825,000	5,162,750
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	2,450,000	2,658,250
6.50%, 01/01/23	1,140,000	1,239,750
6.63%, 02/15/19	3,633,000	3,914,557
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	2,565,000	2,686,837
		113,002,447

Oil & Gas Refining & Marketing–0.75%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	1,644,000	1,742,640
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	4,104,000	4,134,780
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	1,327,000	1,386,715
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	1,710,000	1,812,600
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	2,787,000	3,124,924
		12,201,659

Oil & Gas Storage & Transportation–3.14%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/23	2,053,000	2,042,735
5.88%, 04/15/21	3,542,000	3,781,085
6.13%, 07/15/22	898,000	967,595

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 08/01/23(b)	$1,382,000	$1,382,000
6.63%, 10/01/20(b)	1,500,000	1,578,750
6.63%, 10/01/20(b)	1,360,000	1,431,400
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	1,682,000	1,753,485
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	4,792,000	5,504,810
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	2,510,000	2,585,300
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	3,670,000	3,816,800
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
5.50%, 02/15/23	6,301,000	6,639,679
6.25%, 06/15/22	1,368,000	1,470,600
6.50%, 08/15/21	2,571,000	2,779,894
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 12/01/18	2,708,000	2,944,950
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	535,000	525,637
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	1,073,000	1,177,617
6.88%, 02/01/21	6,938,000	7,597,110
Sr. Unsec. Gtd. Notes, 5.25%, 05/01/23(b)	830,000	854,900
Teekay Corp. (Canada), Sr. Unsec. Global Notes, 8.50%, 01/15/20	2,460,000	2,662,950
		51,497,297

Other Diversified Financial Services–0.65%
Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	5,835,000	5,966,287
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	4,575,000	4,712,250
		10,678,537

Packaged Foods & Meats–1.10%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	4,753,000	4,943,120
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	5,489,000	5,996,732
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	3,320,000	3,303,400
Wells Enterprises Inc, Sr. Sec. Notes, 6.75%, 02/01/20(b)	3,560,000	3,738,000
		17,981,252

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Fund

	Principal Amount	Value

Paper Packaging–0.27%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	$4,111,000	$4,398,770

Paper Products–0.79%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	458,000	486,053
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	3,310,000	3,599,625
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	4,140,000	4,512,600
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	1,050,000	1,110,375
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	3,178,000	3,245,532
		12,954,185

Personal Products–0.13%
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	2,090,000	2,084,775

Publishing–0.03%
MediMedia USA Inc., Sr. Unsec. Sub. Notes, 11.38%, 11/15/14(b)	465,000	453,375

Real Estate Services–0.23%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	3,460,000	3,762,750

Regional Banks–1.59%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	1,140,000	1,234,050
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	3,220,000	3,485,650
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	7,774,000	8,745,750
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	2,440,000	2,769,400
Unsec. Sub. Global Notes, 5.13%, 06/15/17	9,847,000	9,847,000
		26,081,850

Research & Consulting Services–0.37%
FTI Consulting Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	4,065,000	4,349,550
Sr. Unsec. Gtd. Notes, 6.00%, 11/15/22(b)	1,690,000	1,753,375
		6,102,925

Semiconductor Equipment–1.16%
Amkor Technology Inc., Sr. Unsec. Global Notes,
6.38%, 10/01/22	740,000	736,300
6.63%, 06/01/21	7,399,000	7,491,487
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	4,823,000	5,076,208

	Principal Amount	Value
Semiconductor Equipment–(continued)
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	$5,230,000	$5,648,400
		18,952,395

Semiconductors–0.89%
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	3,653,000	4,036,565
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	2,625,000	2,749,687
10.75%, 08/01/20	3,129,000	3,520,125
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	4,245,000	4,335,862
		14,642,239

Specialized Consumer Services–0.07%
Sotheby’s, Sr. Unsec. Gtd. Notes, 5.25%, 10/01/22(b)	1,090,000	1,106,350

Specialized Finance–3.96%
Air Lease Corp., Sr. Unsec. Global Notes, 6.13%, 04/01/17	5,869,000	6,250,485
Sr. Unsec. Gtd. Global Notes, 4.75%, 03/01/20	5,113,000	5,100,217
Aircastle Ltd., Sr. Unsec. Global Notes,
6.25%, 12/01/19	553,000	598,623
6.75%, 04/15/17	8,083,000	8,972,130
7.63%, 04/15/20	3,036,000	3,506,580
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/22	4,448,000	4,781,600
5.25%, 03/15/18	7,637,000	8,257,506
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	4,578,000	5,012,910
International Lease Finance Corp., Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	3,045,000	3,572,166
Sr. Unsec. Global Notes, 5.88%, 04/01/19	1,405,000	1,509,936
5.88%, 08/15/22	5,600,000	6,013,000
6.25%, 05/15/19	1,385,000	1,519,605
8.75%, 03/15/17	6,719,000	7,941,018
Sr. Unsec. Notes, 8.25%, 12/15/20	1,485,000	1,819,125
		64,854,901

Specialized REIT’s–0.72%
Felcor Lodging L.P., Sr. Sec. Gtd. Notes, 5.63%, 03/01/23(b)	1,098,000	1,114,470
Host Hotels & Resorts L.P., Sr. Unsec. Global Notes, 5.25%, 03/15/22	2,685,000	2,990,419
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	1,325,000	1,467,438
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	3,080,000	3,341,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	$2,570,000	$2,843,062
		11,757,189

Specialty Chemicals–1.20%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	1,223,000	1,250,518
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	1,997,000	1,992,007
PolyOne Corp., Sr. Unsec. Notes,
5.25%, 03/15/23(b)	5,795,000	5,881,925
7.38%, 09/15/20	6,313,000	7,023,212
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	2,660,000	2,822,925
US Coatings Acquisition Inc./Flash Dutch 2 BV, Sr. Unsec. Gtd. Notes, 7.38%, 05/01/21(b)	640,000	666,240
		19,636,827

Specialty Stores–0.37%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	5,565,000	6,086,719

Steel–1.02%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.75%, 02/25/22	1,407,000	1,555,413
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	4,831,000	5,193,325
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Notes, 7.38%, 02/01/20(b)	4,978,000	5,189,565
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	2,570,000	2,666,375
Sr. Unsec. Notes, 7.00%, 02/01/18	2,044,000	2,176,860
		16,781,538

Systems Software–0.13%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/06/10-01/06/11; Cost $3,282,115)(b)	3,199,000	2,095,345

Technology Distributors–0.23%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	3,553,000	3,783,945

Tires & Rubber–0.26%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	3,714,000	4,252,530

Trading Companies & Distributors–0.34%
H&E Equipment Services Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/22(b)	780,000	856,050
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	1,808,000	1,970,720

	Principal Amount	Value
Trading Companies & Distributors–(continued)
United Rentals North America Inc., Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	$373,000	$403,773
Sr. Unsec. Global Notes, 8.25%, 02/01/21	2,045,000	2,305,737
		5,536,280
Trucking–1.55%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes,
8.25%, 01/15/19	7,838,000	8,602,205
9.75%, 03/15/20	2,388,000	2,770,080
Sr. Unsec. Gtd. Notes, 4.88%, 11/15/17(b)	680,000	688,500
HDTFS Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/15/20(b)	305,000	318,725
6.25%, 10/15/22(b)	610,000	658,800
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes,
6.75%, 04/15/19	3,101,000	3,364,585
7.38%, 01/15/21	4,205,000	4,651,781
7.50%, 10/15/18	2,645,000	2,902,888
Sr. Unsec. Gtd. Notes, 6.75%, 04/15/19(b)	1,345,000	1,445,875
		25,403,439

Wireless Telecommunication Services–5.34%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	2,427,000	2,633,295
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20	12,699,000	13,048,222
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	3,325,000	3,574,375
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	1,925,000	1,933,263
7.00%, 02/15/20(b)	1,000,000	1,055,000
eAccess Ltd. (Japan) (Japan), Sr. Unsec. Gtd. Notes, 8.25%, 04/01/18	3,460,000	3,857,900
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes,
6.63%, 11/15/20	7,455,000	7,865,025
7.88%, 09/01/18	3,090,000	3,341,063
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)	2,655,000	2,741,288
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28	10,308,000	10,475,505
6.90%, 05/01/19	2,487,000	2,720,156
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22	3,450,000	3,510,375
7.00%, 08/15/20	1,572,000	1,719,375
11.50%, 11/15/21	2,003,000	2,774,155
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	4,150,000	4,871,062
9.00%, 11/15/18(b)	3,323,000	4,137,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Fund

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
Sr. Unsec. Notes, 8.38%, 08/15/17		$2,115,000	$2,469,263
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec. Loan Participation Notes, 6.49%, 02/02/16(b)		800,000	857,120
7.75%, 02/02/21(b)		1,000,000	1,132,000
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		3,450,000	3,570,750
11.75%, 07/15/17(b)		8,579,000	9,115,187
			87,401,514
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,368,903,188)			1,447,808,698

Non-U.S. Dollar Denominated Bonds & Notes–5.75%(f)
Apparel, Accessories & Luxury Goods–0.15%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	1,785,000	2,476,152

Broadcasting–0.58%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	2,915,000	4,024,659
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	2,400,000	3,438,950
Polish Television Holding B.V. (Poland), Sr. Sec. Notes, 11.25%, 05/15/17(b)(g)	EUR	1,430,000	2,025,704
			9,489,313

Cable & Satellite–0.36%
Lynx Corp. (United Kingdom), Sr. Unsec. Notes, 7.00%, 04/15/23(b)	GBP	2,000,000	3,135,984
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	2,050,000	2,823,686
			5,959,670

Casinos & Gaming–1.26%
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	2,990,000	3,103,477
REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	3,595,000	3,731,437
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	3,070,000	5,052,385
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	5,473,000	5,573,320
Spie BondCo 3 SCA, (Luxembourg), REGS, Sr. Unsec. Gtd. Medium–Term Euro Notes, 11.00%, 08/15/19(b)	EUR	2,200,000	3,216,998
			20,677,617

	Principal Amount		Value
Construction Materials–0.13%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium–Term Euro Notes, 7.63%, 03/15/20(b)	EUR	1,500,000	$2,063,664
Distillers & Vintners–0.13%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)(c)	EUR	2,345,000	2,089,564

Food Distributors–0.27%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	2,825,000	4,381,372

Food Retail–0.23%
R&R Ice Cream PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	2,490,000	3,541,904
REGS, Sr. Sec. Gtd. Euro Notes, 8.38%, 11/15/17(b)	EUR	100,000	142,245
			3,684,149

Health Care Technology–0.22%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	2,600,000	3,585,504

Independent Power Producers & Energy Traders–0.18%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	1,920,000	2,912,256

Investment Banking & Brokerage–0.07%
Boparan Finance PLC (United Kingdom),REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	830,000	1,216,395

Leisure Facilities–0.44%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	712,000	913,320
8.75%, 05/15/18(b)	EUR	2,460,000	3,163,599
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	2,385,000	3,067,148
			7,144,067

Metal & Glass Containers–0.13%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium–Term Euro Notes, 7.38%, 07/15/21(b)	EUR	1,475,000	2,176,109

Multi-Sector Holdings–0.31%
KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	2,170,000	3,032,039
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	1,240,000	1,965,470
			4,997,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Fund

	Principal Amount		Value
Other Diversified Financial Services–0.77%
Boats Investments B.V. (Netherlands), REGS, Sr. Sec. PIK Medium-Term Mortgage Euro Notes, 11.00%, 03/31/17(b)	EUR	1,289,152	$859,880
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	2,140,000	3,582,719
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	2,420,000	4,056,075
Numericable Finance & Co. SCA (Luxembourg), REGS, Sr. Sec. Euro Notes, 12.38%, 02/15/19(b)	EUR	505,000	786,249
TVN Finance Corp II AB (Poland), Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	2,290,000	3,296,281
			12,581,204

Paper Packaging–0.28%
M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Floating Rate Euro Notes, 7.50%, 03/09/49(d)(e)	EUR	4,400,000	4,624,435

Wireless Telecommunication Services–0.24%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	1,320,000	1,882,806
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	1,535,000	2,124,341
			4,007,147
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $92,779,321)			94,066,127

	Shares
Preferred Stocks–1.95%
Automobile Manufacturers–0.24%
General Motors Co., Series B $2.38 Conv. Pfd.		92,680	3,871,243

Consumer Finance–0.34%
Ally Financial, Inc., Series G, 7.00% Pfd.(b)		5,790	5,633,851

Diversified Banks–0.38%
Royal Bank of Scotland PLC (The), Series T, (United Kingdom), 7.25% Jr. Sub. Pfd.		249,235	6,235,860

Industrial REIT’s–0.07%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		45,710	1,230,513

	Shares	Value
Multi-Line Insurance–0.49%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	269,175	$7,964,888

Regional Banks–0.33%
Zions Bancorp., Series C 9.50% Pfd.	194,635	5,031,315
Zions Bancorp., Series G, 6.30% Pfd.	11,430	306,467
		5,337,782

Tires & Rubber–0.10%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	37,605	1,705,011
Total Preferred Stocks (Cost $27,494,952)		31,979,148

Common Stocks & Other Equity Interests–0.81%
Apparel, Accessories & Luxury Goods–0.00%
Hosiery Corp. of America, Inc.–Class A(h)	1,000	0

Automobile Manufacturers–0.29%
General Motors Co.(h)(i)	80,919	2,196,951
General Motors Co., Wts. expiring 07/10/16(h)(i)	73,562	1,321,173
General Motors Co., Wts. expiring 07/10/19(h)(i)	73,562	831,251
Motors Liquidation Co. GUC Trust(h)	20,315	469,784
		4,819,159

Broadcasting–0.01%
Adelphia Communications Corp.(j)	50,250	39,195
Adelphia Recovery Trust, Series ACC-1 (j)	4,846,549	9,693
Adelphia Recovery Trust, Series Arahova(j)	2,211,702	49,100
		97,988

Construction Materials–0.21%
U.S. Concrete, Inc.(h)	359,502	3,523,120

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(h)	72,918	18,230

Integrated Telecommunication Services–0.21%
Hawaiian Telcom Holdco Inc., Wts. expiring 10/28/15(h)	22,376	145,444
Largo Ltd.–Class A (Luxembourg)(h)	312,510	325,186
Largo Ltd.–Class B (Luxembourg)(h)	2,812,600	2,926,688
Ventelo, Inc. (United Kingdom) (Acquired 06/28/02; Cost $0)(b)(h)	73,021	0
		3,397,318

Leisure Products–0.00%
HF Holdings Inc. (Acquired 09/29/09; Cost $6,855,236)(b)(h)	36,820	0

Paper Products–0.07%
NewPage Holdings Inc. (Acquired 07/21/11; Cost $2,811,789)(b)(k)	13,032	1,107,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Fund

	Shares	Value
Publishing–0.00%
Reader’s Digest Association Inc. (The),–Wts. expiring 02/19/14 (China)(h)	9,814	$0

Semiconductors–0.02%
Magnachip Semiconductor Corp. (South Korea)(h)	20,834	328,135
Total Common Stocks & Other Equity Interests (Cost $59,247,340)		13,291,670

	Principal Amount

U.S. Treasury Bills–0.09%
0.13%, 05/30/13 (Cost $1,509,522)	$1,510,000	1,509,622

Senior Secured Floating Rate Interest Loans–0.03%
Automobile Manufacturers–0.03%
Navistar, Inc., Term Loan B, 5.71%, 07/31/17 (Cost $494,224)(l)	498,750	506,229

	Shares	Value
Money Market Funds–1.64%
Liquid Assets Portfolio–Institutional Class(m)	13,380,841	$13,380,841
Premier Portfolio–Institutional Class(m)	13,380,842	13,380,842
Total Money Market Funds (Cost $26,761,683)		26,761,683
TOTAL INVESTMENTS–98.66% (Cost $1,577,190,230)		1,615,923,177
OTHER ASSETS LESS LIABILITIES–1.34%		22,020,906
NET ASSETS–100.00%		$1,637,944,083

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $574,899,841, which represented 35.10% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $6,780,777, which represented less than 1% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Non-income producing security.
(i)	Acquired as part of the General Motors reorganization.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(l)	Senior secured corporate loans and senior secured debt securities are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,550,428,547)	$1,589,161,494
Investments in affiliated money market funds, at value and cost	26,761,683
Total investments, at value (Cost $1,577,190,230)	1,615,923,177
Cash	162,386
Foreign currencies, at value (Cost $3,452,395)	3,410,696
Receivable for:
Investments sold	3,563,574
Fund shares sold	5,330,601
Dividends and interest	30,344,667
Fund expenses absorbed	76,358
Foreign currency contracts outstanding	2,582,162
Unrealized appreciation on swap agreements	830,749
Investment for trustee deferred compensation and retirement plans	128,530
Other assets	56,349
Total assets	1,662,409,249

Liabilities:
Payable for:
Investments purchased	19,022,017
Fund shares reacquired	1,805,934
Dividends	2,170,422
Accrued fees to affiliates	753,268
Accrued trustees’ and officers’ fees and benefits	5,635
Accrued other operating expenses	121,976
Trustee deferred compensation and retirement plans	331,814
Premiums received on swap agreements	254,100
Total liabilities	24,465,166
Net assets applicable to shares outstanding	$1,637,944,083

Net assets consist of:
Shares of beneficial interest	$1,758,608,185
Undistributed net investment income	(204,016)
Undistributed net realized gain (loss)	(162,634,584)
Unrealized appreciation	42,174,498
$1,637,944,083

Net Assets:
Class A	$1,122,185,661
Class B	$36,048,543
Class C	$121,939,691
Class Y	$56,459,356
Investor Class	$152,689,718
Class R5	$88,824,988
Class R6	$59,796,126

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	251,203,733
Class B	8,049,109
Class C	27,358,331
Class Y	12,615,822
Investor Class	34,167,689
Class R5	19,928,631
Class R6	13,407,267
Class A:
Net asset value per share	$4.47
Maximum offering price per share
(Net asset value of $4.47 ÷ 95.75%)	$4.67
Class B:
Net asset value and offering price per share	$4.48
Class C:
Net asset value and offering price per share	$4.46
Class Y:
Net asset value and offering price per share	$4.48
Investor Class:
Net asset value and offering price per share	$4.47
Class R5:
Net asset value and offering price per share	$4.46
Class R6:
Net asset value and offering price per share	$4.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest (net of foreign withholding taxes of $ 7,973)	$99,513,287
Dividends	2,776,589
Dividends from affiliated money market funds	124,222
Total investment income	102,414,098

Expenses:
Advisory fees	7,616,948
Administrative services fees	378,831
Custodian fees	62,390
Distribution fees:
Class A	2,564,108
Class B	406,038
Class C	1,131,887
Investor Class	331,041
Transfer agent fees — A, B, C, Y and Investor	1,974,598
Transfer agent fees — R5	83,509
Transfer agent fees — R6	1,652
Trustees’ and officers’ fees and benefits	77,132
Other	532,140
Total expenses	15,160,274
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,340,142)
Net expenses	13,820,132
Net investment income	88,593,966

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	28,622,770
Foreign currencies	(188,299)
Foreign currency contracts	(355,234)
Swap agreements	749,231
28,828,468
Change in net unrealized appreciation (depreciation) of:
Investment securities	47,457,815
Foreign currencies	(24,020)
Foreign currency contracts	3,727,036
Swap agreements	(220,797)
50,940,034
Net realized and unrealized gain	79,768,502
Net increase in net assets resulting from operations	$168,362,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$88,593,966	$80,926,209
Net realized gain	28,828,468	20,417,095
Change in net unrealized appreciation (depreciation)	50,940,034	(46,494,296)
Net increase in net assets resulting from operations	168,362,468	54,849,008

Distributions to shareholders from net investment income:
Class A	(59,933,425)	(54,895,259)
Class B	(2,077,591)	(2,883,887)
Class C	(5,779,910)	(6,352,376)
Class Y	(3,102,238)	(3,090,783)
Investor Class	(7,739,735)	(8,544,845)
Class R5	(6,408,720)	(7,491,364)
Class R6	(1,511,697)	—
Total distributions from net investment income	(86,553,316)	(83,258,514)

Share transactions-net:
Class A	101,574,370	448,892,972
Class B	(11,016,762)	9,082,557
Class C	1,109,814	42,734,603
Class Y	7,964,456	11,476,852
Investor Class	23,506,393	(8,959,253)
Class R5	(27,487,745)	29,887,766
Class R6	58,471,457	—
Net increase in net assets resulting from share transactions	154,121,983	533,115,497
Net increase in net assets	235,931,135	504,705,991

Net assets:
Beginning of year	1,402,012,948	897,306,957
End of year (includes undistributed net investment income of $(204,016) and $(2,662,717), respectively)	$1,637,944,083	$1,402,012,948

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

24                         Invesco High Yield Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

25                         Invesco High Yield Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

26                         Invesco High Yield Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

27                         Invesco High Yield Fund

The Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 0.89%, 1.64%, 1.64%, 0.64%, 0.89%, 0.64% and 0.64% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees $140,237 and reimbursed class level expenses of $888,916, $35,191, $98,100, $44,292, $114,591, and $13,770 of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $223,611 in front-end sales commissions from the sale of Class A shares and $40,465, $55,609 and $7,372 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

28                         Invesco High Yield Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$61,205,380	$10,827,121	$0	$72,032,501
U.S. Treasury Securities	—	1,509,622	—	1,509,622
Corporate Debt Securities	—	1,448,314,927	0	1,448,314,927
Foreign Debt Securities	—	94,066,127	—	94,066,127
	$61,205,380	$1,554,717,797	$0	$1,615,923,177
Foreign Currency Contracts*	—	2,582,162	—	2,582,162
Swap Agreements*	—	830,749	—	830,749
Total Investments	$61,205,380	$1,558,130,708	$0	$1,619,336,088

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$830,749	$—
Currency risk
Foreign currency contracts(a)	2,637,967	(55,805)

(a)	Values are disclosed on the Statements of Assets and Liabilities under Unrealized appreciation on swap agreements and Foreign currency contracts outstanding, respectively.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$749,231
Currency risk	(355,234)	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	—	(220,797)
Currency risk	3,727,036	—
Total	$3,371,802	$528,434

*	The average notional value of foreign currency contracts and swap agreements outstanding during the period was $79,185,070 and $12,970,417, respectively.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/08/2013	Citigroup Global Markets Inc.	EUR	56,314,000	USD	76,204,048	$73,566,081	$2,637,967
05/08/2013	Citigroup Global Markets Inc.	USD	8,545,807	EUR	6,499,000	8,490,002	(55,805)
Total open foreign currency contracts							$2,582,162

Currency Abbreviations:

EUR	— Euro
USD	— U.S. Dollar

29                         Invesco High Yield Fund

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
JP Morgan Chase Bank	MGM Resorts	Sell	5.00%	06/20/2017	4.08%	$4,295,000	$254,658	$410,287
JP Morgan Chase Bank	CDX North American High Yield — Series 17	Sell	5.00	12/20/2016	3.65	4,800,000	150,758	375,849
JP Morgan Chase Bank	CDX North American High Yield — Series 5	Sell	5.00	12/20/2017	4.33	7,000,000	(151,316)	44,613
Total Credit Default Swap Agreements							$254,100	$830,749

(a)	Implied credit spreads represent the current level as of February 28, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $5,045.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$86,553,316	$83,258,514

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$2,882,161
Net unrealized appreciation — investments	35,958,553
Net unrealized appreciation — other investments	859,389
Temporary book/tax differences	(314,708)
Capital loss carryforward	(160,049,497)
Shares of beneficial interest	1,758,608,185
Total net assets	$1,637,944,083

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

30                         Invesco High Yield Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $31,667,688 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$5,413,212	$—	$5,413,212
February 29, 2016	2,599,389	—	2,599,389
February 28, 2017	62,798,326	—	62,798,326
February 28, 2018	89,238,570	—	89,238,570
Total capital loss carryforward	$160,049,497	$—	$160,049,497

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco Van Kampen High Yield Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $995,809,247 and $748,075,901, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$96,361,838
Aggregate unrealized (depreciation) of investment securities	(60,403,285)
Net unrealized appreciation of investment securities	$35,958,553

Cost of investments for tax purposes is $1,579,964,624.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, bond premium amortization and swap income, on February 28, 2013, undistributed net investment income was increased by $418,051, undistributed net realized gain (loss) was increased by $718,561 and shares of beneficial interest was decreased by $1,136,612. This reclassification had no effect on the net assets of the Fund.

31                         Invesco High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	90,842,609	$390,650,165	70,079,212	$285,704,959
Class B	1,117,971	4,822,563	1,486,980	6,098,987
Class C	8,797,091	38,011,970	5,672,920	23,515,537
Class Y	12,469,605	53,627,030	6,435,651	26,475,278
Investor Class	12,708,064	55,184,764	5,161,795	21,330,315
Class R5	10,629,253	45,530,329	10,989,425	45,597,413
Class R6(b)	13,465,113	58,729,883	—	—

Issued as reinvestment of dividends:
Class A	9,001,246	38,926,760	8,677,692	35,763,574
Class B	342,536	1,481,186	493,798	2,044,089
Class C	923,765	3,985,651	1,092,750	4,503,517
Class Y	575,195	2,491,970	363,246	1,499,984
Investor Class	1,513,489	6,551,407	1,707,567	7,091,706
Class R5	1,435,793	6,168,222	1,813,087	7,478,073
Class R6	342,407	1,511,697	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	1,825,652	7,877,547	3,170,851	13,152,549
Class B	(1,820,925)	(7,877,547)	(3,161,759)	(13,152,549)

Issued in connection with acquisitions:(c)
Class A	—	—	87,739,164	378,136,605
Class B	—	—	5,560,781	24,030,883
Class C	—	—	11,477,100	49,343,449
Class Y	—	—	2,545,717	10,993,248
Class R5	—	—	3,457,881	14,870,952

Reacquired:(d)
Class A	(78,490,346)	(335,880,102)	(64,688,016)	(263,864,715)
Class B	(2,179,479)	(9,442,964)	(2,418,567)	(9,938,853)
Class C	(9,574,990)	(40,887,807)	(8,445,754)	(34,627,900)
Class Y	(11,222,432)	(48,154,544)	(6,671,073)	(27,491,658)
Investor Class	(8,861,376)	(38,229,778)	(9,023,935)	(37,381,274)
Class R5	(18,247,964)	(79,186,296)	(9,210,511)	(38,058,672)
Class R6	(400,253)	(1,770,123)	—	—
Net increase in share activity	35,192,024	$154,121,983	124,306,002	$533,115,497

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on June 6, 2011 the Fund acquired all the net assets of Invesco Van Kampen High Yield Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax free exchange of 110,780,643 shares of the Fund for 48,442,842 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund as of the close of business on April 29, 2011. The Target Fund’s net assets at that date of $477,375,137, including $14,909,775 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $920,794,419 and $1,398,119,556 immediately after the acquisition.
The pro forma results of operations for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period, are as follows:

Net investment income	$90,314,596
Net realized/unrealized gains (losses)	(26,593,379)
Change in net assets resulting from operations	$63,721,217

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since June 6, 2011.
(d)	Net of redemption fees of $48,643 allocated among the classes based on relative net assets of each class for the year ended February 29, 2012.

32                         Invesco High Yield Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(a)	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$4.23	$0.26	(d)	$0.23	$0.49	$(0.25)	$4.47	12.02%	$1,122,186	0.88	%(e)	0.98	%(e)	5.98	%(e)	54%
Year ended 02/29/12	4.33	0.29	(d)	(0.09)	0.20	(0.30)	4.23	4.89	964,405	0.90		1.01		6.93		65
Year ended 02/28/11	4.03	0.31	(d)	0.30	0.61	(0.31)	4.33	15.73	532,779	0.99		1.04		7.36		91
Period ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.15	460,987	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Year ended 07/31/08	4.30	0.33		(0.31)	0.02	(0.34)	3.98	0.42	337,141	1.15		1.15		7.88		76
Class B
Year ended 02/28/13	4.24	0.23	(d)	0.23	0.46	(0.22)	4.48	11.18	36,049	1.63	(e)	1.73	(e)	5.23	(e)	54
Year ended 02/29/12	4.34	0.25	(d)	(0.09)	0.16	(0.26)	4.24	4.11	44,904	1.65		1.76		6.18		65
Year ended 02/28/11	4.04	0.28	(d)	0.30	0.58	(0.28)	4.34	14.86	37,460	1.74		1.79		6.61		91
Period ended 02/28/10	3.65	0.17	(d)	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.99	0.33	(d)	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Year ended 07/31/08	4.31	0.30		(0.31)	(0.01)	(0.31)	3.99	(0.32)	60,966	1.90		1.90		7.13		76
Class C
Year ended 02/28/13	4.22	0.23	(d)	0.23	0.46	(0.22)	4.46	11.21	121,940	1.63	(e)	1.73	(e)	5.23	(e)	54
Year ended 02/29/12	4.32	0.25	(d)	(0.09)	0.16	(0.26)	4.22	4.10	114,854	1.65		1.76		6.18		65
Year ended 02/28/11	4.02	0.28	(d)	0.30	0.58	(0.28)	4.32	14.90	75,278	1.74		1.79		6.61		91
Period ended 02/28/10	3.64	0.17	(d)	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.97	0.32	(d)	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Year ended 07/31/08	4.30	0.30		(0.32)	(0.02)	(0.31)	3.97	(0.58)	33,685	1.90		1.90		7.13		76
Class Y
Year ended 02/28/13	4.24	0.27	(d)	0.23	0.50	(0.26)	4.48	12.28	56,459	0.63	(e)	0.73	(e)	6.23	(e)	54
Year ended 02/29/12	4.34	0.30	(d)	(0.09)	0.21	(0.31)	4.24	5.16	45,730	0.65		0.76		7.18		65
Year ended 02/28/11	4.04	0.32	(d)	0.30	0.62	(0.32)	4.34	16.00	35,235	0.74		0.79		7.61		91
Period ended 02/28/10	3.65	0.19	(d)	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(f)	0.79	(f)	8.56	(f)	62
Year ended 07/31/09(g)	3.58	0.30	(d)	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(f)	0.98	(f)	10.99	(f)	104
Investor Class
Year ended 02/28/13	4.23	0.25	(d)	0.24	0.49	(0.25)	4.47	12.05	152,690	0.88	(e)	0.98	(e)	5.98	(e)	54
Year ended 02/29/12	4.33	0.29	(d)	(0.09)	0.20	(0.30)	4.23	4.90	121,909	0.87		0.98		6.96		65
Year ended 02/28/11	4.03	0.31	(d)	0.30	0.61	(0.31)	4.33	15.73	134,144	0.99		1.04		7.36		91
Period ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Year ended 07/31/08	4.31	0.33		(0.32)	0.01	(0.34)	3.98	0.21	107,906	1.11		1.11		7.92		76
Class R5
Year ended 02/28/13	4.22	0.26	(d)	0.24	0.50	(0.26)	4.46	12.30	88,825	0.64	(e)	0.66	(e)	6.22	(e)	54
Year ended 02/29/12	4.32	0.30	(d)	(0.09)	0.21	(0.31)	4.22	5.21	110,212	0.64		0.68		7.19		65
Year ended 02/28/11	4.02	0.32	(d)	0.31	0.63	(0.33)	4.32	16.17	82,411	0.64		0.64		7.71		91
Period ended 02/28/10	3.64	0.20	(d)	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(f)	0.62	(f)	8.67	(f)	62
Year ended 07/31/09	3.97	0.36	(d)	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Year ended 07/31/08	4.30	0.35		(0.32)	0.03	(0.36)	3.97	0.66	172,562	0.65		0.65		8.38		76
Class R6
Year ended 02/28/13(g)	4.36	0.12	(d)	0.10	0.22	(0.12)	4.46	4.99	59,796	0.58	(e)(f)	0.59	(e)(f)	6.28	(e)(f)	54

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended prior to January 1, 2012.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $458,469,251 and sold of $101,690,878 in the effort to realign the Fund’s portfolio holdings after the reorganization of Van Kampen High Yield Fund into the Fund.
(d)	Calculated using average shares outstanding.
(e)	Ratios are based on average daily net assets (000’s) of $1,025,643, $40,604, $113,189, $51,105, $132,217, $104,836 and $57,894 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008 for Class Y shares and September 24, 2012 for Class R6 shares.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would acquire all of the assets and liabilities of Invesco High Yield Securities Fund (the “Target Fund”) in exchange for shares of the Fund (the “Reorganization”).

The Agreement requires approval of the Target Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on April 24, 2013. Upon closing of the Reorganization, shareholders of the Target Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Target Fund and the Target Fund will liquidate and cease operations.

33                         Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

34                         Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[3]
A	$1,000.00	$1,069.60	$4.52	$1,020.43	$4.41	0.88%
B	1,000.00	1,065.50	8.35	1,016.71	8.15	1.63
C	1,000.00	1,065.70	8.35	1,016.71	8.15	1.63
Y	1,000.00	1,068.40	3.23	1,021.67	3.16	0.63
Investor[4]	1,000.00	1,069.70	4.72	1,020.23	4.61	0.92
R5	1,000.00	1,070.90	3.29	1,021.62	3.21	0.64
R6	1,000.00	1,049.90	2.57	1,021.92	2.91	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.
[4]	The annualized expense ratio for Investor Class shares has been restated to reflect a change in Rule 12b-1 fees. Had this change been in effect throughout the entire most recent fiscal half year the annualized expense ratio for Investor Class shares would have been 0.88%. The actual and hypothetical expenses paid have been restated as if the changes discussed previously had been in effect throughout the entire most recent fiscal half year are $4.50 and $ 4.39, respectively for Investor Class shares.

35                         Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	2.74%
Corporate Dividends Received Deduction*	2.49%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36                         Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 HYI-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco High Yield Securities Fund

Nasdaq:
A: HYLAX ▪ B: HYLBX ▪ C: HYLCX ▪ Y: HYLDX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
20 Financial Statements
22 Notes to Financial Statements
30 Financial Highlights
31 Auditor's Report
32 Fund Expenses
33 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco High Yield Securities Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco High Yield Securities Fund

Management’s Discussion of Fund Performance

Performance summary

For the reporting period ended February 28, 2013, Invesco High Yield Securities Fund, at net asset value (NAV), outperformed its broad market/style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, and its peer group index, the Lipper High Current Yield Bond Funds Index. The Fund’s overweight allocations to the building materials, property and casualty insurance, and life insurance sectors were the main contributors to its relative performance for the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.70%
Class B Shares	12.09
Class C Shares	12.01
Class Y Shares	12.94
Barclays U.S. Corporate High Yield 2% Issuer Cap Index‚ (Broad Market/Style-Specific Index)	11.79
Lipper High Current Yield Bond Funds Index‚ (Peer Group Index)	11.36

Source(s): ‚ Lipper Inc.

How we invest

We invest primarily in debt securities that are determined to be below investment- grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderate-sized firms. Although we principally invest in junk bonds, we tend to underweight the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock, derivatives and bank loans, but do not expect these instruments to account for a substantial part of our portfolio. We may invest up to 30% of total assets in foreign securities.

The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk-return profile or relative value and top-down factors generally determine buy and sell decisions.

Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.

    Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Presentation of a better relative value opportunity.

Market conditions and your Fund

The high yield market depends heavily on the underlying health of the economy, principally in the US and, secondarily, in Europe. During the reporting period, growth remained slow as deleveraging and caution constrained economic activity and job creation.

    The situation in Europe remained stable in early 2012 as the European Central Bank (ECB) announced new measures to support eurozone economies. However, in May market volatility spiked, resulting in further action from the ECB in the form of an unlimited commitment to buy sovereign debt through the Outright Monetary Transactions program. The US Federal Reserve (the Fed) enacted its own monetary easing policy through a third round of quantitative easing, under which the Fed committed to purchase mortgage-backed securities in an effort to lower long-term interest rates.

    The high yield market began the year with solid monthly returns until May, when there was a short-lived sell-off triggered by US economic data, the potential for a “hard landing” in China and heightened European concerns. The market picked up in June and remained positive through the

Portfolio Composition† By credit quality

A	0.8%
BBB	4.0
BB	33.4
B	43.4
CCC	10.9
Non-Rated	4.9
Money Market Funds Plus Other Assets Less Liabilities	2.6

Top 10 Fixed Income Issuers*

1. International Lease Finance Corp.	1.7%
2. First Data Corp.	1.5
3. Intelsat Jackson Holdings S.A.	1.4
4. HCA, Inc.	1.3
5. MGM Resorts International	1.2
6. CIT Group Inc.	1.1
7. Nortek Inc.	1.1
8. Sprint Nextel Corp.	1.0
9. Sprint Capital Corp.	1.0
10. Caesars Entertainment Operating Co. Inc.	0.9

Total Net Assets	$123.6 million

Total Number of Holdings*	413

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

4 Invesco High Yield Securities Fund

end of the reporting period as sovereign risks and fears of weaker economic data subsided. High yield securities had a record amount of new issuance in calendar year 2012, particularly in the second half, and continued to have a record-breaking January 2013.1 The majority of new issuance was refinancing, due to reduced volatility and low yields, as well as dividend deals heading into 2013. Technicals were good for most of the reporting period as there was strong investor demand driven by a search for yield, but investor concerns picked up again toward the end of 2012 as a result of the US election and the looming “fiscal cliff” that threatened the economy unless a deal was reached between the White House and Congress. While January was a strong month for high yield flows and performance, the high yield market experienced large outflows in February led by a sell-off of high yield exchange-traded funds.

Defaults in the high yield bond market remained muted during the reporting period. The par-weighted high yield default rate for the fiscal year was 1.23%, well below the long-term average of 4.01%.1 Very low defaults are to be expected after periods of high defaults and recession.

The broad US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index (the Fund’s broad market/style-specific index), generated a positive total return for the fiscal year ended February 28, 2013. Likewise, the Fund generated positive returns for the fiscal year and, at NAV, outperformed its broad market/style-specific index. At the close of the reporting period, we were underweight lower-rated securities as the risk-return profile was not favorable. We also were underweight higher-rated securities because we saw managers of investment-grade bond funds dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

The Fund generated positive returns on both an absolute and relative basis. The main contributor to the Fund’s outperformance at NAV of its broad market/style-specific index was our sector allocation, particularly our overweight allocations to the building materials, property and casualty insurance, and life insurance sectors. We also were helped by underweight allocations to the media cable and non-cable sectors, which underperformed the market. Additionally, we had strong issue selection throughout the portfolio, particularly in the building materials, non-captive diversified, and food and beverage sectors. Furthermore, we benefited from avoiding some index names that performed poorly during the reporting period.

The main detractor from Fund performance was our cash position. Since the index does not hold cash, any cash held by the Fund during a period of market appreciation will result in negative relative performance. While most of our issuer selection helped performance, we did have some sectors in which our selections underperformed those of the benchmark – specifically, technology and automotive. Finally, our avoidance of the non-captive consumer sector hurt our relative performance as it outperformed the broader market.

During the reporting period, the Fund used derivatives to hedge currency exposure and to gain more credit exposure. The overall effect of these derivative strategies was positive for Fund performance.

At the close of the reporting period, we remained generally positive in our assessment of high yield securities. High yield bonds have historically performed well in low-growth environments, like the one in which we find ourselves today. If and when growth picks up, and interest rates start to rise, the economy will likely be stronger, resulting in high yield issuers being better positioned to service their debt.

Thank you for investing in Invesco High Yield Securities Fund and for sharing our long-term investment horizon.

1	Source: JP Morgan High-Yield Market Monitor

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 1992.
Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Securities Fund. He joined Invesco in 2000.
Mr. Roberts earned a BBA in finance from the University of Houston.

5 Invesco High Yield Securities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco High Yield Securities Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (9/26/79)	5.49%
10 Years	8.67
5 Years	8.13
1 Year	7.90

Class B Shares
Inception (7/28/97)	0.82%
10 Years	8.67
5 Years	8.27
1 Year	7.09

Class C Shares
Inception (7/28/97)	0.47%
10 Years	8.42
5 Years	8.41
1 Year	11.01

Class Y Shares
Inception (9/26/79)	5.87%
10 Years	9.36
5 Years	9.40
1 Year	12.94

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Morgan Stanley High Yield Securities Inc., advised by Morgan Stanley Investment Advisors Inc., were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco High Yield Securities Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Securities Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/26/79)	5.47%
10 Years	9.06
5 Years	7.80
1 Year	13.75

Class B Shares
Inception (7/28/97)	0.73%
10 Years	8.99
5 Years	7.95
1 Year	13.24

Class C Shares
Inception (7/28/97)	0.38%
10 Years	8.80
5 Years	8.08
1 Year	17.07

Class Y Shares
Inception (9/26/79)	5.85%
10 Years	9.68
5 Years	9.07
1 Year	19.03

most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.68%, 2.18%, 2.28% and 1.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7                Invesco High Yield Securities Fund

Invesco High Yield Securities Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Debt securities risk. The Fund may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.
■

Lower rated securities (junk bonds) risk. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign risk. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

■	Public bank loans risk. Certain public bank loans are illiquid, meaning the

Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. Public bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Fund, and a potential decrease in the Fund’s net asset value. Public bank loans present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■

Defaulted securities risk. Defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

■

Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report

■

The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, non-investment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	HYLAX
Class B Shares	HYLBX
Class C Shares	HYLCX
Class Y Shares	HYLDX

8                Invesco High Yield Securities Fund

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–89.30%
Advertising–0.09%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 05/01/23(b)	$65,000	$65,650
National CineMedia LLC, Sr. Sec. Global Notes, 6.00%, 04/15/22	40,000	43,100
		108,750

Aerospace & Defense–1.95%
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	115,000	119,888
Bombardier Inc. (Canada), Sr. Unsec. Notes,
5.75%, 03/15/22(b)	120,000	122,550
6.13%, 01/15/23(b)	185,000	190,319
7.75%, 03/15/20(b)	450,000	514,125
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/21(b)	310,000	309,612
GenCorp Inc., Sec. Gtd. Notes, 7.13%, 03/15/21(b)	365,000	381,425
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/18	150,000	164,250
7.13%, 03/15/21	195,000	213,525
Spirit Aerosystems Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	296,000	315,980
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 10/15/20(b)	70,000	72,800
		2,404,474

Airlines–2.21%
American Airlines Inc., Sr. Sec. Gtd. Notes, 7.50%, 03/15/16 (Acquired 03/15/11-11/29/11; Cost $489,669)(b)(c)	555,000	639,638
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	338,187	360,169
Continental Airlines Pass Through Trust,
Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 7.34%, 04/19/14	533,307	550,972
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	126,894	142,200
Series 2012-3, Class C, Sr. Sec. Pass Through Ctfs., 6.13%, 04/29/18	125,000	125,000
Delta Air Lines Pass Through Trust,
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.38%, 01/02/16(b)	120,000	126,900
Series 2010-2, Class B, Sec. Pass Through Ctfs., 6.75%, 11/23/15(b)	145,000	153,338
UAL Pass Through Trust, Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	227,907	253,119
US Airways Pass Through Trust,
Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/14	215,369	221,830

	Principal Amount	Value
Airlines–(continued)
Series 2012-1, Class A, Sr. Sec. Pass Through Ctfs., 5.90%, 10/01/24	$45,000	$50,372
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	45,000	49,950
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	55,000	58,988
		2,732,476

Alternative Carriers–1.42%
Cogent Communications Group, Inc., Sr. Sec. Gtd. Notes, 8.38%, 02/15/18(b)	355,000	395,825
Level 3 Communications Inc.,
Sr. Unsec. Global Notes, 11.88%, 02/01/19	355,000	412,687
Sr. Unsec. Notes, 8.88%, 06/01/19(b)	180,000	195,300
Level 3 Financing Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 07/01/19	255,000	278,906
8.63%, 07/15/20	100,000	111,750
9.38%, 04/01/19	175,000	197,313
Sr. Unsec. Gtd. Notes, 7.00%, 06/01/20(b)	155,000	163,525
		1,755,306

Apparel Retail–1.09%
Express LLC/Express Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/01/18	385,000	421,575
J. Crew Group Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/19	550,000	592,625
Limited Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	150,000	159,750
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	150,000	170,250
		1,344,200

Apparel, Accessories & Luxury Goods–2.60%
Hanesbrands Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 12/15/20	450,000	488,250
Jones Group Inc./Apparel Group Holdings/Apparel Group USA/Footwear Accessories Retail, Sr. Unsec. Notes, 6.88%, 03/15/19	960,000	1,024,800
Levi Strauss & Co., Sr. Unsec. Global Notes,
6.88%, 05/01/22	355,000	386,506
7.63%, 05/15/20	540,000	590,625
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	75,000	74,438
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	650,000	650,000
		3,214,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco High Yield Securities Fund

	Principal Amount	Value
Application Software–0.07%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	$85,000	$86,913

Asset Management & Custody Banks–0.14%
Sequa Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/15/17(b)	170,000	172,125

Auto Parts & Equipment–0.68%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 7.13%, 05/15/19(b)	515,000	553,625
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes,
6.25%, 03/15/21	120,000	121,800
6.63%, 10/15/22	155,000	158,875
		834,300

Automobile Manufacturers–0.91%
Chrysler Group LLC/CG Co-Issuer Inc., Sec. Gtd. Global Notes, 8.00%, 06/15/19	600,000	660,000
Ford Motor Co., Sr. Unsec. Global Notes, 7.45%, 07/16/31	285,000	366,225
General Motors Financial Co. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/17(b)	95,000	100,700
		1,126,925

Biotechnology–0.27%
Grifols Inc. (Spain), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/01/18	110,000	121,275
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18	125,000	33,125
STHI Holding Corp., Sec. Gtd. Notes, 8.00%, 03/15/18(b)	165,000	181,088
		335,488

Broadcasting–1.04%
Belo Corp., Sr. Unsec. Deb., 7.25%, 09/15/27	145,000	149,350
Clear Channel Worldwide Holdings Inc.,
Series A, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	90,000	94,275
Series B, Sr. Unsec. Gtd. Notes, 6.50%, 11/15/22(b)	225,000	237,938
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	515,000	534,312
LIN Television Corp., Sr. Unsec. Gtd. Notes, 6.38%, 01/15/21(b)	75,000	79,875
Nielsen Finance LLC/Co. (Netherlands), Sr. Unsec. Gtd. Notes, 4.50%, 10/01/20(b)	145,000	144,275
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	40,000	41,100
		1,281,125

Building Products–3.43%
American Standard Americas, Sr. Sec. Notes, 10.75%, 01/15/16(b)	295,000	303,850
Building Materials Corp. of America, Sr. Unsec. Notes, 6.88%, 08/15/18(b)	505,000	541,613

	Principal Amount	Value
Building Products–(continued)
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Notes, 6.25%, 02/01/21(b)	$445,000	$471,700
Masco Corp., Sr. Unsec. Global Notes, 5.95%, 03/15/22	110,000	123,200
Nortek Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 04/15/21	695,000	774,925
10.00%, 12/01/18	460,000	517,500
Ply Gem Industries Inc.,
Sr. Sec. Gtd. Global Notes, 8.25%, 02/15/18	255,000	277,631
Sr. Unsec. Gtd. Global Notes, 9.38%, 04/15/17	140,000	152,775
USG Corp.,
Sr. Unsec. Gtd. Notes, 7.88%, 03/30/20(b)	335,000	383,575
Sr. Unsec. Notes, 9.75%, 01/15/18	590,000	696,937
		4,243,706

Cable & Satellite–3.88%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	250,000	250,000
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/22	175,000	185,500
Sr. Unsec. Notes, 5.00%, 03/15/23(b)	570,000	567,862
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	310,000	341,775
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	95,000	108,775
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Notes,
7.25%, 10/15/20	1,265,000	1,366,200
7.50%, 04/01/21	40,000	43,600
Sr. Unsec. Gtd. Notes, 6.63%, 12/15/22(b)	325,000	329,063
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	400,000	422,000
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes , 10.88%, 07/15/19(b)	300,000	316,500
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	300,000	326,391
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	505,000	542,875
		4,800,541

Casinos & Gaming–5.11%
Ameristar Casinos Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	360,000	387,900
Caesars Entertainment Operating Co. Inc.,
Sec. Gtd. Global Notes, 10.00%, 12/15/15	80,000	72,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Securities Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Sec. Gtd. Global Notes, 12.75%, 04/15/18	$360,000	$271,800
Sr. Sec. Gtd. Notes,
9.00%, 02/15/20	120,000	119,400
9.00%, 02/15/20(b)	230,000	228,850
Sr. Unsec. Gtd. Global Bonds, 5.63%, 06/01/15	282,000	260,850
Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/13	210,000	207,638
Caesars Operating Escrow LLC/Caesars Escrow Corp., Sr. Sec. Gtd. Notes, 9.00%, 02/15/20(b)	170,000	169,150
CityCenter Holdings LLC/CityCenter Finance Corp., Sr. Sec. Gtd. Global Notes,
7.63%, 01/15/16	320,000	345,600
10.75%, 01/15/17	442,889	490,500
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 9.25%, 02/15/19(b)	50,000	38,000
MCE Finance Ltd. (China), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	200,000	200,500
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	180,000	187,200
Sr. Unsec. Gtd. Notes,
6.75%, 10/01/20(b)	50,000	52,750
7.75%, 03/15/22	1,165,000	1,284,412
Resort at Summerlin L.P., Series B, Sr. Unsec. Sub. Notes, 13.00%, 12/15/07(c)	27,634,000	—
Seneca Gaming Corp., Sr. Unsec. Gtd. Notes, 8.25%, 12/01/18(b)	365,000	387,813
Snoqualmie Entertainment Authority,
Sr. Sec. Floating Rate Notes, 4.22%, 02/01/14(b)(d)	510,000	511,912
Sr. Sec. Notes, 9.13%, 02/01/15(b)	361,000	362,354
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Sec. First Mortgage Global Notes,
5.38%, 03/15/22	240,000	251,700
7.75%, 08/15/20	435,000	488,287
		6,319,016

Coal & Consumable Fuels–1.20%
Alpha Natural Resources Inc., Sr. Unsec. Gtd. Notes, 9.75%, 04/15/18	85,000	91,375
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	595,000	658,962
Peabody Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/18	350,000	373,625
Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	335,000	356,775
		1,480,737

	Principal Amount	Value
Communications Equipment–0.60%
Avaya Inc.,
Sr. Sec. Gtd. Notes,
7.00%, 04/01/19(b)	$510,000	$489,600
9.00%, 04/01/19(b)	120,000	124,200
Sr. Unsec. Gtd. Global Notes, 9.75%, 11/01/15	135,000	133,481
		747,281

Computer & Electronics Retail–0.51%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	585,000	631,069

Computer Storage & Peripherals–0.45%
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Notes, 7.00%, 11/01/21	515,000	561,350

Construction & Engineering–1.57%
Abengoa Finance S.A.U. (Spain), Sr. Unsec. Gtd. Notes, 8.88%, 11/01/17(b)	220,000	210,508
Dycom Investments Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	495,000	528,412
Sr. Unsec. Gtd. Sub. Notes, 7.13%, 01/15/21(b)	140,000	149,450
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	995,000	1,049,725
		1,938,095

Construction & Farm Machinery & Heavy Trucks–1.60%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/17	300,000	353,625
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	375,000	380,625
Manitowoc Co. Inc. (The),
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	310,000	318,525
Sr. Unsec. Gtd. Notes, 8.50%, 11/01/20	205,000	232,675
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	245,000	237,650
Terex Corp.,
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	35,000	37,188
Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	60,000	62,550
Titan International Inc., Sr. Sec. Gtd. Global Notes, 7.88%, 10/01/17	335,000	360,962
		1,983,800

Construction Materials–1.30%
Cemex Finance LLC (Mexico), Sr. Sec. Gtd. Notes, 9.50%, 12/14/16(b)	715,000	779,385
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	760,000	830,300
		1,609,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Securities Fund

	Principal Amount	Value
Consumer Finance–1.07%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes,
7.50%, 09/15/20	$345,000	$419,175
8.00%, 03/15/20	515,000	636,025
National Money Mart Co., Sr. Unsec. Gtd. Global Notes, 10.38%, 12/15/16	245,000	271,644
		1,326,844

Data Processing & Outsourced Services–2.51%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	690,000	765,900
First Data Corp.,
Sec. Gtd. Notes, 8.25%, 01/15/21(b)	825,000	847,687
Sr. Sec. Gtd. Notes,
6.75%, 11/01/20(b)	705,000	726,150
7.38%, 06/15/19(b)	275,000	290,125
NeuStar Inc., Sr. Unsec. Gtd. Notes, 4.50%, 01/15/23(b)	75,000	72,563
SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes,
7.38%, 11/15/18	110,000	118,662
7.63%, 11/15/20	100,000	109,000
WEX Inc., Sr. Unsec. Gtd. Notes, 4.75%, 02/01/23(b)	180,000	175,725
		3,105,812

Department Stores–0.37%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	480,000	462,000

Distillers & Vintners–0.49%
CEDC Finance Corp. International Inc. (Poland),
Sr. Sec. Gtd. Mortgage Notes, 9.13%, 12/01/16(b) (c)	340,000	232,900
REGS, Sr. Sec. Gtd. Mortgage Euro Notes, 9.13%, 12/01/16(b)	100,000	68,250
Constellation Brands Inc.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	235,000	266,725
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	35,000	38,412
		606,287

Diversified Banks–0.31%
RBS Capital Trust II (United Kingdom), Jr. Unsec. Gtd. Sub. Global Bonds, 6.43%(e)	200,000	178,000
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	200,000	209,905
		387,905

Diversified Chemicals–0.05%
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	60,000	61,050

	Principal Amount	Value
Diversified Metals & Mining–0.77%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.38%, 02/01/16(b)	$370,000	$387,575
6.88%, 04/01/22(b)	210,000	225,225
Vedanta Resources PLC (India), Sr. Unsec. Notes, 9.50%, 07/18/18(b)	290,000	340,909
		953,709

Electrical Components & Equipment–0.33%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	235,000	242,050
General Cable Corp., Sr. Unsec. Gtd. Notes, 5.75%, 10/01/22(b)	160,000	165,200
		407,250

Electronic Manufacturing Services–0.38%
Sanmina Corp., Sr. Unsec. Gtd. Notes, 7.00%, 05/15/19(b)	450,000	466,875

Environmental & Facilities Services–0.25%
Clean Harbors Inc., Sr. Unsec. Gtd. Notes, 5.13%, 06/01/21(b)	110,000	112,475
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	190,000	198,550
		311,025

Food Distributors–0.10%
ARAMARK Corp., Sr. Unsec. Notes, 5.75%, 03/15/20(b)	120,000	123,000

Forest Products–0.28%
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global Notes, 6.00%, 01/30/20(j)	7,547	4,755
Millar Western Forest Products Ltd. (Canada), Sr. Unsec. Global Notes, 8.50%, 04/01/21	345,000	343,275
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes 6.25%, 10/21/17 (Acquired 10/14/10; Cost $45,000)(b)(c)(j)	45,000	338
		348,368

Gas Utilities–1.03%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	98,000	106,330
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	485,000	493,487
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,
Sr. Unsec. Global Notes, 7.38%, 08/01/21	216,000	235,980
Sr. Unsec. Notes, 7.38%, 03/15/20	405,000	437,400
		1,273,197

Gold–0.15%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	180,000	188,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Securities Fund

	Principal Amount	Value
Health Care Equipment–0.46%
Biomet Inc., Sr. Unsec. Gtd. Notes,
6.50%, 08/01/20(b)	$90,000	$95,850
6.50%, 10/01/20(b)	145,000	149,712
DJO Finance LLC/Corp.,
Sr. Unsec. Gtd. Global Notes, 7.75%, 04/15/18	50,000	50,000
Sr. Unsec. Gtd. Sub. Global Notes, 9.75%, 10/15/17	85,000	83,088
Universal Hospital Service, Sr. Sec. Gtd. Notes, 7.63%, 08/15/20(b)	175,000	188,562
		567,212

Health Care Facilities–2.33%
HCA, Inc.,
Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	200,000	216,750
Sr. Unsec. Gtd. Global Notes, 5.88%, 05/01/23	1,360,000	1,417,800
HealthSouth Corp., Sr. Unsec. Gtd. Notes,
5.75%, 11/01/24	80,000	81,000
7.25%, 10/01/18	207,000	224,078
7.75%, 09/15/22	122,000	132,980
Radiation Therapy Services Inc., Sr. Sec. Gtd. Global Notes, 8.88%, 01/15/17	255,000	250,537
Tenet Healthcare Corp.,
Sr. Sec. Gtd. Notes, 4.50%, 04/01/21(b)	50,000	49,563
Sr. Sec. Gtd. Notes, 4.75%, 06/01/20(b)	30,000	30,413
Sr. Unsec. Global Notes, 6.75%, 02/01/20	230,000	247,537
Sr. Unsec. Global Notes, 8.00%, 08/01/20	205,000	224,731
		2,875,389

Health Care Services–0.23%
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	265,000	282,588

Health Care Technology–0.44%
MedAssets Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/15/18	495,000	545,737

Homebuilding–3.28%
Beazer Homes USA Inc.,
Sr. Unsec. Gtd. Global Notes, 8.13%, 06/15/16	405,000	441,450
Sr. Unsec. Gtd. Notes, 7.25%, 02/01/23(b)	145,000	147,538
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	360,000	399,600
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	485,000	485,000
Sr. Unsec. Gtd. Notes,
7.50%, 05/15/16	105,000	106,444
11.88%, 10/15/15	80,000	89,200

	Principal Amount	Value
Homebuilding–(continued)
Lennar Corp.,
Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/18	$350,000	$391,562
Sr. Unsec. Gtd. Notes, 4.75%, 11/15/22(b)	730,000	710,837
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	390,000	433,875
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/22	135,000	150,525
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	155,000	159,650
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	375,000	405,937
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 02/15/22	115,000	129,519
		4,051,137

Hotels, Resorts & Cruise Lines–0.42%
Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/22	30,000	33,412
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes,
5.25%, 11/15/22	90,000	92,700
7.25%, 03/15/18	210,000	242,550
7.50%, 10/15/27	135,000	155,250
		523,912

Household Products–0.80%
Central Garden & Pet Co., Sr. Unsec. Gtd. Sub. Notes, 8.25%, 03/01/18	370,000	380,637
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Sr. Sec. Gtd. Global Notes,
5.75%, 10/15/20	235,000	243,225
7.13%, 04/15/19	340,000	365,925
		989,787

Housewares & Specialties–0.19%
American Greetings Corp., Sr. Unsec. Gtd. Notes, 7.38%, 12/01/21	200,000	202,750
Spectrum Brands Escrow Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/15/20(b)	35,000	37,100
		239,850

Independent Power Producers & Energy Traders–1.03%
AES Corp (The), Sr. Unsec. Global Notes, 7.38%, 07/01/21	370,000	419,950
Calpine Corp., Sr. Sec. Gtd. Notes, 7.50%, 02/15/21(b)	297,000	322,987
NRG Energy Inc.,
Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	375,000	431,250
Sr. Unsec. Gtd. Notes, 6.63%, 03/15/23(b)	90,000	95,850
		1,270,037

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Securities Fund

	Principal Amount	Value
Industrial Machinery–0.34%
Actuant Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/15/22	$125,000	$130,000
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	40,000	43,350
SPX Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/17	220,000	247,500
		420,850

Insurance Brokers–0.12%
Hub International Ltd., Sr. Unsec. Gtd. Notes, 8.13%, 10/15/18(b)	140,000	145,950

Internet Software & Services–0.36%
Equinix Inc., Sr. Unsec. Notes,
4.88%, 04/01/20	75,000	75,000
5.38%, 04/01/23	305,000	305,000
7.00%, 07/15/21	60,000	66,300
		446,300

Leisure Facilities–0.20%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	120,000	120,000
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	120,000	128,400
		248,400

Leisure Products–0.44%
Toys R Us-Delaware Inc., Sr. Sec. Gtd. Notes, 7.38%, 09/01/16(b)	535,000	544,362

Marine–0.24%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Global Notes, 8.63%, 11/01/17	130,000	130,325
Stena AB (Sweden), Sr. Unsec. Global Notes, 7.00%, 12/01/16	160,000	160,600
		290,925

Movies & Entertainment–1.07%
AMC Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/19	355,000	390,944
Cinemark USA Inc., Sr. Unsec. Gtd. Notes, 5.13%, 12/15/22(b)	260,000	262,925
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	470,000	506,425
NAI Entertainment Holdings LLC, Sr. Sec. Gtd. Notes, 8.25%, 12/15/17(b)	149,000	163,155
		1,323,449

Multi-Line Insurance–2.86%
American International Group Inc., Jr. Unsec. Sub. Global Deb., 8.18%, 05/15/58	690,000	916,063
Fairfax Financial Holdings Ltd. (Canada), Sr. Unsec. Notes, 5.80%, 05/15/21(b)	190,000	196,332

	Principal Amount	Value
Multi-Line Insurance–(continued)
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	$345,000	$410,550
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	905,000	1,052,062
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 9.38%, 08/15/39(b)	655,000	965,852
		3,540,859

Office Services & Supplies–0.19%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	80,000	86,700
Ricoh USA Inc., Sr. Unsec. Notes, 6.75%, 12/01/25	155,000	149,963
		236,663

Oil & Gas Drilling–0.30%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	35,000	38,325
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	310,000	330,150
		368,475

Oil & Gas Equipment & Services–1.11%
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	220,000	236,225
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	240,000	242,400
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	105,000	108,675
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	565,000	579,125
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/19	190,000	203,716
		1,370,141

Oil & Gas Exploration & Production–5.67%
Berry Petroleum Co., Sr. Unsec. Notes,
6.38%, 09/15/22	160,000	169,800
6.75%, 11/01/20	140,000	149,800
Chaparral Energy Inc.,
Sr. Unsec. Gtd. Global Notes,
7.63%, 11/15/22	125,000	136,563
8.25%, 09/01/21	455,000	511,875
Sr. Unsec. Gtd. Notes, 7.63%, 11/15/22(b)	305,000	333,212
Chesapeake Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	300,000	331,125
Sr. Unsec. Gtd. Notes,
6.13%, 02/15/21	170,000	181,688
6.63%, 08/15/20	268,000	294,465
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	375,000	401,250
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/21	125,000	141,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Securities Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Global Notes, 4.63%, 07/15/23	$115,000	$113,275
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	270,000	284,175
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	565,000	536,750
Halcon Resources Corp., Sr. Unsec. Gtd. Notes, 8.88%, 05/15/21(b)	720,000	775,800
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Notes, 5.50%, 01/15/21(b)	80,000	83,000
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	40,000	43,600
McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	325,000	345,922
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/24	70,000	73,456
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/23	180,000	197,550
OGX Austria GmbH (Brazil), Sr. Unsec. Gtd. Notes, 8.50%, 06/01/18(b)	355,000	323,050
QEP Resources Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/23	140,000	145,600
Sr. Unsec. Notes, 5.38%, 10/01/22	280,000	294,000
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
5.00%, 08/15/22	60,000	61,500
5.75%, 06/01/21	285,000	304,950
SM Energy Co., Sr. Unsec. Global Notes,
6.50%, 11/15/21	130,000	141,050
6.50%, 01/01/23	95,000	103,313
6.63%, 02/15/19	285,000	307,087
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/22	215,000	225,213
		7,010,475

Oil & Gas Refining & Marketing–0.76%
Crosstex Energy, L.P./Crosstex Energy Finance Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/01/22(b)	120,000	127,200
CVR Refining LLC/Coffeyville Finance Inc., Sr. Sec. Gtd. Notes, 6.50%, 11/01/22(b)	315,000	317,362
Tesoro Corp., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	100,000	104,500
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Notes, 5.88%, 10/01/20(b)	130,000	137,800
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	220,000	246,675
		933,537

Oil & Gas Storage & Transportation–2.84%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/23	155,000	154,225

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
5.88%, 04/15/21	$310,000	$330,925
6.13%, 07/15/22	110,000	118,525
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Notes,
5.88%, 08/01/23(b)	105,000	105,000
6.63%, 10/01/20(b)	105,000	110,513
Eagle Rock Energy Partners L.P./Eagle Rock Energy Finance Corp., Sr. Unsec. Gtd. Notes, 8.38%, 06/01/19(b)	135,000	140,737
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	390,000	448,012
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	190,000	195,700
Inergy Midstream L.P./NRGM Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 12/15/20(b)	280,000	291,200
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes,
5.50%, 02/15/23	460,000	484,725
6.25%, 06/15/22	120,000	129,000
6.50%, 08/15/21	189,000	204,356
Rockies Express Pipeline LLC, Sr. Unsec. Notes, 6.00%, 01/15/19(b)	40,000	39,300
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Notes,
6.38%, 08/01/22	85,000	93,288
6.88%, 02/01/21	600,000	657,000
Sr. Unsec. Gtd. Notes, 5.25%, 05/01/23(b)	10,000	10,300
		3,512,806

Other Diversified Financial Services–0.65%
Citigroup Inc., Series A, Jr. Unsec. Sub. Global Notes, 5.95% (e)	445,000	455,012
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	340,000	350,200
		805,212

Packaged Foods & Meats–1.15%
Del Monte Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/19	355,000	369,200
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	430,000	469,775
Simmons Foods Inc., Sr. Sec. Notes, 10.50%, 11/01/17(b)	305,000	303,475
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	270,000	283,500
		1,425,950

Paper Packaging–0.50%
Cascades Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/15/20	575,000	615,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Securities Fund

	Principal Amount	Value
Paper Products–0.90%
Boise Cascade LLC/Boise Cascade Finance Corp., Sr. Unsec. Gtd. Notes, 6.38%, 11/01/20(b)	$35,000	$37,144
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	305,000	331,687
Mercer International Inc., Sr. Unsec. Gtd. Global Notes, 9.50%, 12/01/17	365,000	397,850
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	85,000	89,888
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	245,000	250,206
		1,106,775

Personal Products–0.13%
Revlon Consumer Products Corp., Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	160,000	159,600

Real Estate Services–0.28%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	315,000	342,563

Regional Banks–1.59%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	105,000	113,662
Regions Financial Corp., Unsec. Sub. Notes, 7.38%, 12/10/37	785,000	883,125
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	200,000	227,000
Unsec. Sub. Global Notes, 5.13%, 06/15/17	740,000	740,000
		1,963,787

Research & Consulting Services–0.43%
FTI Consulting Inc.,
Sr. Unsec. Gtd. Global Notes, 6.75%, 10/01/20	370,000	395,900
Sr. Unsec. Gtd. Notes, 6.00%, 11/15/22(b)	130,000	134,875
		530,775

Semiconductor Equipment–1.19%
Amkor Technology Inc.,
Sr. Unsec. Global Notes,
6.38%, 10/01/22	60,000	59,700
6.63%, 06/01/21	375,000	379,688
Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/18	525,000	552,562
Sensata Technologies B.V. (Luxembourg), Sr. Unsec. Gtd. Notes, 6.50%, 05/15/19(b)	445,000	480,600
		1,472,550

Semiconductors–1.07%
Freescale Semiconductor Inc.,
Sr. Sec. Gtd. Notes, 9.25%, 04/15/18(b)	416,000	459,680

	Principal Amount	Value
Semiconductors–(continued)
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	$250,000	$261,875
10.75%, 08/01/20	170,000	191,250
NXP BV/NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	400,000	408,562
		1,321,367

Specialized Finance–4.30%
Air Lease Corp.,
Sr. Unsec. Global Notes, 5.63%, 04/01/17	460,000	489,900
Sr. Unsec. Gtd. Global Notes, 4.75%, 03/01/20	393,000	392,018
Aircastle Ltd., Sr. Unsec. Global Notes,
6.25%, 12/01/19	45,000	48,713
6.75%, 04/15/17	615,000	682,650
7.63%, 04/15/20	240,000	277,200
CIT Group Inc.,
Sr. Unsec. Global Notes,
5.00%, 08/15/22	375,000	403,125
5.25%, 03/15/18	515,000	556,844
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	370,000	405,150
International Lease Finance Corp.,
Sr. Sec. Gtd. Notes, 7.13%, 09/01/18(b)	325,000	381,266
Sr. Unsec. Global Notes,
5.88%, 08/15/22	435,000	467,081
6.25%, 05/15/19	125,000	137,148
8.75%, 03/15/17	796,000	940,772
Sr. Unsec. Notes, 8.25%, 12/15/20	105,000	128,625
		5,310,492

Specialized REIT’s–0.85%
Felcor Lodging L.P., Sr. Sec. Gtd. Notes, 5.63%, 03/01/23(b)	85,000	86,275
Host Hotels & Resorts L.P.,
Sr. Unsec. Global Notes, 5.25%, 03/15/22	215,000	239,456
Sr. Unsec. Gtd. Global Notes, 6.00%, 11/01/20	155,000	171,662
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	265,000	287,525
Omega Healthcare Investors, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 10/15/22	235,000	259,969
		1,044,887

Specialty Chemicals–0.93%
Ashland Inc., Sr. Unsec. Gtd. Notes, 4.75%, 08/15/22(b)	95,000	97,138
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	240,000	239,400
PolyOne Corp., Sr. Unsec. Notes, 7.38%, 09/15/20	540,000	600,750
PQ Corp., Sr. Sec. Notes, 8.75%, 05/01/18(b)	205,000	217,556
		1,154,844

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Securities Fund

	Principal Amount	Value
Specialty Stores–0.35%
Michaels Stores Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 11/01/18	$400,000	$437,500

Steel–1.32%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.75%, 02/25/22	110,000	121,603
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/19(b)	360,000	399,600
Steel Dynamics Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/19(b)	340,000	365,500
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Notes, 7.38%, 02/01/20(b)	376,000	391,980
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	195,000	202,313
Sr. Unsec. Notes, 7.00%, 02/01/18	145,000	154,425
		1,635,421

Systems Software–0.12%
Allen Systems Group Inc., Sec. Gtd. Notes, 10.50%, 11/15/16 (Acquired 12/16/10-01/06/11; Cost $225,888)(b)	220,000	144,100

Technology Distributors–0.08%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	90,000	95,850

Tires & Rubber–0.29%
Cooper Tire & Rubber Co., Sr. Unsec. Notes, 8.00%, 12/15/19	310,000	354,950

Trading Companies & Distributors–0.30%
Interline Brands, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 11/15/18	160,000	174,400
United Rentals North America Inc., Sr. Sec. Gtd. Global Notes, 5.75%, 07/15/18	30,000	32,475
Sr. Unsec. Global Notes, 8.25%, 02/01/21	150,000	169,125
		376,000

Trucking–1.56%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 01/15/19	710,000	779,225
9.75%, 03/15/20	100,000	116,000
HDTFS Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/15/20(b)	20,000	20,900
6.25%, 10/15/22(b)	130,000	140,400
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/19	215,000	233,275
7.38%, 01/15/21	500,000	553,125
7.50%, 10/15/18	80,000	87,800
		1,930,725

	Principal Amount		Value
Wireless Telecommunication Services–5.42%
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		$310,000	$336,350
Cricket Communications, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 10/15/20		965,000	991,537
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)		200,000	215,000
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)		200,000	200,858
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20		550,000	580,250
7.88%, 09/01/18		255,000	275,719
SBA Communications Corp., Sr. Unsec. Notes, 5.63%, 10/01/19(b)		205,000	211,663
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/28		660,000	670,725
6.90%, 05/01/19		510,000	557,813
Sprint Nextel Corp., Sr. Unsec. Global Notes, 6.00%, 11/15/22		270,000	274,725
7.00%, 08/15/20		120,000	131,250
11.50%, 11/15/21		100,000	138,500
Sr. Unsec. Gtd. Notes,
7.00%, 03/01/20(b)		330,000	387,338
9.00%, 11/15/18(b)		260,000	323,700
VimpelCom (Russia), Unsec. Loan Participation Notes, 6.49%, 02/02/16(b)		200,000	214,280
7.75%, 02/02/21(b)		200,000	226,400
Wind Acquisition Finance S.A. (Italy), Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		200,000	207,000
11.75%, 07/15/17(b)		715,000	759,687
			6,702,795
Total U.S. Dollar Denominated Bonds and Notes (Cost $132,153,054)			110,404,123

Non-U.S. Dollar Denominated Bonds & Notes–5.65%(f)
Apparel, Accessories & Luxury Goods–0.22%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	200,000	277,440

Broadcasting–0.54%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	230,000	317,555
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	150,000	214,934
Polish Television Holding B.V. (Poland), Sr. Sec. Notes, 11.25%, 05/15/17(b)(g)	EUR	95,000	134,575
			667,064

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Securities Fund

	Principal Amount		Value
Cable & Satellite–0.20%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	175,000	$241,046

Casinos & Gaming–1.12%
Codere Finance Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 8.25%, 06/15/15(b)	EUR	290,000	301,006
REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 06/15/15(b)	EUR	280,000	290,626
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	235,000	386,746
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	405,000	412,424
			1,390,802

Construction Materials–0.31%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium- Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	137,578
Spie BondCo 3 SCA, (Luxembourg)-REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	170,000	248,586
			386,164

Distillers & Vintners–0.04%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Mortgage Notes, 8.88%, 12/01/16(b)(c)	EUR	60,000	53,464

Food Distributors–0.25%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	200,000	310,186

Food Retail–0.36%
R&R Ice Cream PLC (United Kingdom), Sr. Sec. Gtd. Notes, 8.38%, 11/15/17(b)	EUR	310,000	440,960

Health Care Technology–0.22%
Cegedim S.A. (France), Sr. Unsec. Euro Bonds, 7.00%, 07/27/15	EUR	200,000	275,808

Independent Power Producers & Energy Traders–0.12%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19	GBP	100,000	151,680

Investment Banking & Brokerage–0.24%
Boparan Finance PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Notes, 9.75%, 04/30/18(b)	EUR	200,000	293,107

	Principal Amount		Value
Leisure Facilities–0.44%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Notes, 8.75%, 05/15/18(b)	EUR	55,000	$70,551
8.75%, 05/15/18(b)	EUR	190,000	244,343
REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 05/15/18(b)	EUR	180,000	231,483
			546,377

Metal & Glass Containers–0.14%
Greif Luxembourg Finance SCA, REGS, Sr. Unsec. Gtd. Medium- Term Euro Notes, 7.38%, 07/15/21(b)	EUR	115,000	169,663

Multi-Sector Holdings–0.35%
KM Germany Holdings GmbH (Germany), Sr. Sec. Gtd. Notes, 8.75%, 12/15/20(b)	EUR	165,000	230,547
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	125,000	198,132
			428,679

Other Diversified Financial Services–0.83%
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr.Sec. Gtd. Euro Notes, 10.38%, 10/01/19	GBP	230,000	385,059
Lowell Group Financing PLC (United Kingdom), REGS, Sr.Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	200,000	335,213
TVN Finance Corp II AB (Poland), Sr. Unsec. Gtd. Notes, 10.75%, 11/15/17(b)	EUR	210,000	302,279
			1,022,551

Wireless Telecommunication Services–0.27%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	100,000	142,637
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	140,000	193,751
			336,388
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $7,058,416)			6,991,379

	Shares
Preferred Stocks–2.17%
Automobile Manufacturers–0.28%
General Motors Co., Series B, $2.38 Conv. Pfd.		8,400	350,868

Consumer Finance–0.29%
Ally Financial, Inc., Series G, 7.00% Pfd. (b)		362	352,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Securities Fund

	Shares	Value
Diversified Banks–0.38%
Royal Bank of Scotland PLC (The), (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	18,945	$474,004

Industrial REIT’s–0.09%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.	4,125	111,045

Multi-Line Insurance–0.51%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.	21,080	623,757

Regional Banks–0.50%
Zions Bancorp., Series C, 9.50% Pfd.	23,980	619,883

Tires & Rubber–0.12%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.	3,390	153,703
Total Preferred Stocks (Cost $2,602,431)		2,685,497

Common Stocks & Other Equity Interests–0.32%
Automobile Manufacturers–0.24%
General Motors Co.(h)(i)	4,937	134,040
General Motors Co.–Wts. expiring 07/10/16(h)(i)	4,490	80,640

	Shares	Value
Automobile Manufacturers–(continued)
General Motors Co.–Wts. expiring 07/10/19(h)(i)	4,490	$50,737
Motors Liquidation Co. GUC Trust (i)	1,240	28,675
		294,092

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(i)(j)	6,981	1,745

Paper Products–0.08%
NewPage Holdings Inc.
(Acquired 07/21/11-08/29/11; Cost $250,170)(b)(k)	1,160	98,600
Total Common Stocks & Other Equity Interests (Cost $665,888)		394,437

Money Market Funds–1.59%
Liquid Assets Portfolio–Institutional Class(l)	980,471	980,471
Premier Portfolio–Institutional Class (l)	980,471	980,471
Total Money Market Funds (Cost $1,960,942)		1,960,942
TOTAL INVESTMENTS–99.03% (Cost $144,440,731)		122,436,378
OTHER ASSETS LESS LIABILITIES–0.97%		1,198,505
NET ASSETS–100.00%		$123,634,883

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
GUC	– General Unsecured Creditors
Jr.	– Junior
Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $43,274,644, which represented 35% of the Fund’s Net Assets.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $926,340, which represented less than 1.00% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Perpetual bond with no specified maturity date.
(f)	Foreign denominated security. Principal amount is denominated in currency indicated.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Acquired as part of the General Motors reorganization.
(i)	Non-income producing security.
(j)	Acquired as part of the Sino-Forest Corp. reorganization.
(k)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Securities Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $142,479,789)	$120,475,436
Investments in affiliated money market funds, at value and cost	1,960,942
Total investments, at value (Cost $144,440,731)	122,436,378
Foreign currencies, at value (Cost $10,629)	10,552
Receivable for:
Investments sold	309,670
Fund shares sold	162,037
Dividends and interest	2,219,272
Foreign currency contracts outstanding	187,347
Unrealized appreciation on swap agreements	29,620
Investment for trustee deferred compensation and retirement plans	11,880
Other assets	6,864
Total assets	125,373,620

Liabilities:
Payable for:
Investments purchased	1,155,100
Fund shares reacquired	107,711
Accrued fees to affiliates	174,886
Accrued trustees’ and officers’ fees and benefits	3,543
Accrued other operating expenses	152,829
Trustee deferred compensation and retirement plans	127,368
Premiums received on swap agreements	17,300
Total liabilities	1,738,737
Net assets applicable to shares outstanding	$123,634,883

Net assets consist of:
Shares of beneficial interest	$333,617,931
Undistributed net investment income	(997,843)
Undistributed net realized gain (loss)	(187,194,487)
Unrealized appreciation (depreciation)	(21,790,718)
$123,634,883

Net Assets:
Class A	$67,487,311
Class B	$2,389,276
Class C	$10,584,007
Class Y	$43,174,289

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,717,012
Class B	133,081
Class C	587,049
Class Y	2,387,995
Class A:
Net asset value per share	$18.16
Maximum offering price per share
(Net asset value of $18.16 ÷ 95.75%)	$18.97
Class B:
Net asset value and offering price per share	$17.95
Class C:
Net asset value and offering price per share	$18.03
Class Y:
Net asset value and offering price per share	$18.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Securities Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest (net of foreign withholding taxes of $507)	$7,966,095
Dividends	258,480
Dividends from affiliated money market funds	5,342
Total investment income	8,229,917

Expenses:
Advisory fees	487,037
Administrative services fees	50,000
Custodian fees	14,040
Distribution fees:
Class A	154,094
Class B	28,529
Class C	83,326
Transfer agent fees	291,921
Trustees’ and officers’ fees and benefits	36,209
Reports to shareholders	86,202
Other	66,056
Total expenses	1,297,414
Less: Fees waived and expense offset arrangement(s)	(6,068)
Net expenses	1,291,346
Net investment income	6,938,571

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	3,064,808
Foreign currencies	3,150
Foreign currency contracts	2,179
Swap agreements	21,753
3,091,890
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,289,675
Foreign currencies	(10,536)
Foreign currency contracts	271,231
Swap agreements	29,620
3,579,990
Net realized and unrealized gain	6,671,880
Net increase in net assets resulting from operations	$13,610,451

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Securities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$6,938,571	$7,278,340
Net realized gain	3,091,890	3,335,412
Change in net unrealized appreciation (depreciation)	3,579,990	(5,572,280)
Net increase in net assets resulting from operations	13,610,451	5,041,472

Distributions to shareholders from net investment income:
Class A	(3,678,519)	(4,185,772)
Class B	(204,670)	(559,209)
Class C	(520,016)	(583,889)
Class Y	(2,434,929)	(2,866,949)
Total distributions from net investment income	(6,838,134)	(8,195,819)

Share transactions-net:
Class A	4,662,005	(1,043,243)
Class B	(2,716,046)	(8,123,440)
Class C	1,303,362	(1,087,084)
Class Y	2,533,856	(1,553,711)
Net increase (decrease) in net assets resulting from share transactions	5,783,177	(11,807,478)
Net increase (decrease) in net assets	12,555,494	(14,961,825)

Net assets:
Beginning of year	111,079,389	126,041,214
End of year (includes undistributed net investment income of $(997,843) and $(1,132,198), respectively)	$123,634,883	$111,079,389

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco High Yield Securities Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

22                         Invesco High Yield Securities Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will

23                         Invesco High Yield Securities Fund

not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at

24                         Invesco High Yield Securities Fund

date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.420%
Next $250 million	0.345%
Next $250 million	0.295%
Next $1 billion	0.270%
Next $1 billion	0.245%
Over $3 billion	0.220%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.00%, 2.10% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.13%, 2.63%, 2.73% and 1.88%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $5,677.

25                         Invesco High Yield Securities Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 0.75% of the average daily net assets of Class B shares; and (3) Class C — up to 0.85% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $11,613 in front-end sales commissions from the sale of Class A shares and $433, $4,504 and $254 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices	are determined using quoted prices in an active market for identical assets.
Level 2 — Prices	are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices	are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$4,559,619	$481,257	$—	$5,040,876
Corporate Debt Securities	—	110,404,123	0	110,404,123
Foreign Corporate Debt Securities	—	6,991,379	—	6,991,379
	$4,559,619	$117,876,759	$0	$122,436,378
Foreign Currency Contracts*	—	187,347	—	187,347
Swap Agreements*	—	29,620	—	29,620
Total Investments	$4,559,619	$118,093,726	$0	$122,653,345

*	Unrealized appreciation.

26                         Invesco High Yield Securities Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$29,620	$—
Currency risk
Foreign currency contracts(a)	191,153	(3,806)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized appreciation on swap agreements and Foreign currency contracts outstanding, respectively.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on Statement of Operations
	Foreign Currency Contracts*	Swap Agreements*
Realized Gain
Credit risk	$—	$21,753
Currency risk	2,179	—
Change in Unrealized Appreciation
Credit risk	—	29,620
Currency risk	271,231	—
Total	$273,410	$51,373

*	The average notional value of foreign currency contracts and swap agreements outstanding during the period was $6,087,471 and $311,667, respectively.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/08/13	RBC Capital Markets, LLC	EUR	4,046,000	USD	5,476,666	$5,285,513	$191,153
05/08/13	RBC Capital Markets, LLC	USD	617,793	EUR	470,000	613,987	(3,806)
Total open foreign currency contracts							$187,347

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
JP Morgan Chase Bank	CDS MGM Resorts International	Sell	5.00%	06/20/2017	4.08%	$340,000	$17,300	$29,620

(a)	Implied credit spreads represent the current level as of February 28, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $391.

27                         Invesco High Yield Securities Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8 — Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$6,838,134	$8,195,819

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$367,439
Net unrealized appreciation (depreciation) — investments	(23,246,346)
Net unrealized appreciation — other investments	26,288
Temporary book/tax differences	(125,822)
Capital loss carryforward	(187,004,607)
Shares of beneficial interest	333,617,931
Total net assets	$123,634,883

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,322,471 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$46,805,231	$—	$46,805,231
February 28, 2015	21,799,070	—	21,799,070
February 29, 2016	24,875,758	—	24,875,758
February 28, 2017	6,155,549	—	6,155,549
February 28, 2018	69,267,943	—	69,267,943
February 28, 2019	18,101,056	—	18,101,056
Total capital loss carryforward	$187,004,607	$—	$187,004,607

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

28                         Invesco High Yield Securities Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $66,954,259 and $60,421,107, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$7,284,212
Aggregate unrealized (depreciation) of investment securities	(30,530,558)
Net unrealized appreciation (depreciation) of investment securities	$(23,246,346)

Cost of investments for tax purposes is $145,682,724.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and expired capital loss carryforward, on February 28, 2013, undistributed net investment income was increased by $33,918, undistributed net realized gain (loss) was increased by $180,203,534 and shares of beneficial interest was decreased by $180,237,452. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	813,189	$14,325,080	196,330	$3,306,441
Class B	25,100	434,174	29,847	493,295
Class C	194,978	3,406,381	65,240	1,066,981
Class Y	410,865	7,287,185	243,830	3,986,558

Issued as reinvestment of dividends:
Class A	105,363	1,847,134	131,721	2,202,308
Class B	5,812	100,332	17,003	283,018
Class C	16,356	285,079	18,884	313,971
Class Y	96,716	1,687,743	120,534	2,004,009

Automatic conversion of Class B shares to Class A shares:
Class A	138,171	2,435,951	385,736	6,536,060
Class B	(139,725)	(2,435,951)	(390,366)	(6,536,060)

Reacquired:(b)
Class A	(794,410)	(13,946,160)	(777,529)	(13,088,052)
Class B	(46,998)	(814,601)	(143,149)	(2,363,693)
Class C	(135,422)	(2,388,098)	(148,759)	(2,468,036)
Class Y	(366,887)	(6,441,072)	(463,668)	(7,544,278)
Net increase (decrease) in share activity	323,108	$5,783,177	(714,346)	$(11,807,478)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Net of redemption fees of $1,406 allocated among the classes based on relative net assets of each class for the year ended February 29, 2012.

29                         Invesco High Yield Securities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Rebate from affiliates		Portfolio turnover(c)
Class A
Year ended 02/28/13	$17.13	$1.05	$1.01 (d)	$2.06	$(1.03)	$18.16	12.43	%(d)	$67,487	1.14	%(e)	1.14	%(e)	5.96	%(e)	—%		54%
Year ended 02/29/12	17.52	1.07	(0.25)	0.82	(1.21)	17.13	5.09		59,167	1.59		1.59		6.39		—		56
Six months ended 02/28/11	16.55	0.57	0.87	1.44	(0.47)	17.52	8.80		61,644	1.17	(f)	1.17	(f)	6.76	(f)	—		62
Year ended 08/31/10	15.58	1.10	1.21	2.31	(1.34)	16.55	15.24		58,202	2.72		2.72		6.68		—		84
Year ended 08/31/09	16.40	1.27	(0.76)	0.51	(1.33)	15.58	5.09		57,097	2.13	(g)	2.13	(g)	9.41	(g)	0.01		85
Year ended 08/31/08	17.30	1.10	(0.90)	0.20	(1.10)	16.40	1.29		61,839	1.73	(g)	1.73	(g)	6.57	(g)	0.00	(h)	27
Class B
Year ended 02/28/13	16.93	0.94	1.01 (d)	1.95	(0.93)	17.95	11.89	(d)	2,389	1.64	(e)	1.64	(e)	5.46	(e)	—		54
Year ended 02/29/12	17.31	0.98	(0.26)	0.72	(1.10)	16.93	4.51		4,892	2.09		2.09		5.89		—		56
Six months ended 02/28/11	16.35	0.52	0.86	1.38	(0.42)	17.31	8.54		13,423	1.67	(f)	1.67	(f)	6.26	(f)	—		62
Year ended 08/31/10	15.40	1.01	1.20	2.21	(1.26)	16.35	14.68		17,563	3.22		3.22		6.18		—		84
Year ended 08/31/09	16.20	1.19	(0.72)	0.47	(1.27)	15.40	4.73		24,454	2.63	(g)	2.63	(g)	8.91	(g)	0.01		85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.10)	16.20	0.21		41,721	2.23	(g)	2.23	(g)	6.07	(g)	0.00	(h)	27
Class C
Year ended 02/28/13	17.01	0.93	1.01 (d)	1.94	(0.92)	18.03	11.74	(d)	10,584	1.74	(e)	1.74	(e)	5.36	(e)	—		54
Year ended 02/29/12	17.39	0.96	(0.25)	0.71	(1.09)	17.01	4.43		8,693	2.19		2.19		5.79		—		56
Six months ended 02/28/11	16.43	0.52	0.86	1.38	(0.42)	17.39	8.46		10,010	1.73	(f)	1.73	(f)	6.20	(f)	—		62
Year ended 08/31/10	15.47	0.99	1.21	2.20	(1.24)	16.43	14.58		10,090	3.32		3.32		6.08		—		84
Year ended 08/31/09	16.30	1.18	(0.76)	0.42	(1.25)	15.47	4.36		9,851	2.73	(g)	2.73	(g)	8.81	(g)	0.01		85
Year ended 08/31/08	17.20	1.00	(0.90)	0.10	(1.00)	16.30	0.70		11,843	2.33	(g)	2.33	(g)	5.97	(g)	0.00	(h)	27
Class Y
Year ended 02/28/13	17.05	1.09	1.01 (d)	2.10	(1.07)	18.08	12.75	(d)	43,174	0.89	(e)	0.89	(e)	6.21	(e)	—		54
Year ended 02/29/12	17.46	1.11	(0.27)	0.84	(1.25)	17.05	5.26		38,327	1.34		1.34		6.64		—		56
Six months ended 02/28/11	16.49	0.59	0.87	1.46	(0.49)	17.46	8.96		40,963	0.92	(f)	0.92	(f)	7.01	(f)	—		62
Year ended 08/31/10	15.52	1.14	1.21	2.35	(1.38)	16.49	15.57		41,597	2.47		2.47		6.93		—		84
Year ended 08/31/09	16.30	1.30	(0.71)	0.59	(1.37)	15.52	5.62		40,661	1.88	(g)	1.88	(g)	9.66	(g)	0.01		85
Year ended 08/31/08	17.30	1.20	(1.00)	0.20	(1.20)	16.30	0.95		48,535	1.48	(g)	1.48	(g)	6.82	(g)	0.00	(h)	27

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share would have been $0.88, $0.88, $0.88 and 0.88 for Class A, Class B, Class C and Class Y, respectively and total returns would have been lower.
(e)	Ratios are based on average daily net assets (000’s) of $62,651, $3,804, $9,803 and $39,704 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley affiliate”.
(h)	Amount is less than 0.005%.

NOTE 13—Significant Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities (the “Reorganization”) to Invesco High Yield Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 24, 2013. Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

30                         Invesco High Yield Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Securities Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended August 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated October 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

31                         Invesco High Yield Securities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/13)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,068.00	$3.69	$1,021.22	$3.61	0.72%
B	1,000.00	1,064.60	6.25	1,018.74	6.11	1.22
C	1,000.00	1,064.50	6.76	1,018.25	6.61	1.32
Y	1,000.00	1,068.90	2.41	1,022.46	2.36	0.47

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The annualized expense ratios have been restated due to change in litigation estimate. Had these expenses not occurred the annualized expenses ratios for the most recent fiscal half year would have been 1.26%, 1.76%, 1.86% and 1.01% for Class A, Class B, Class C and Class Y shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.46, $9.01, $9.52 and $5.18 for Class A, Class B, Class C and Class Y shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.31, $8.80, $9.30 and $5.06 for Class A, Class B, Class C and Class Y shares, respectively.

32                         Invesco High Yield Securities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Distribution Notice

Form 1099-DIV for the calendar year will report distributions for federal income tax purposes. The Fund’s annual report to shareholders will include information regarding the tax character of Fund distributions for the fiscal year. This Notice is sent to comply with certain Securities and Exchange Commission requirements.

Shareholders are receiving this notice from the Fund to set forth an estimate on a per share basis of the source or sources from which the distribution was paid in March 2013. Listed below is a written statement of the sources of this distribution on a generally accepted accounting principles (“GAAP”) basis and as noted above are not being provided for tax reporting purposes.

During the month of March 2013, the Fund declared a monthly distribution, which was payable to shareholders on March 21, 2013. This distribution, determined in accordance with generally accepted accounting principles, is estimated to be from the following sources: (1) $0.0726 (Class A), $0.0641 (Class B), $0.0629 (Class C), $0.0760 (Class Y), per share from net investment income; and (2) $0.0151 (Class A), $0.0151 (Class B), $0.0151 (Class C), $0.0151 (Class Y), per share from return of principal.

33                         Invesco High Yield Securities Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco High Yield Securities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Securities Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 MS-HYS-AR-1 Invesco Distributors, Inc.

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Limited Maturity Treasury Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

May be this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Limited Maturity Treasury Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Limited Maturity Treasury Fund, at net asset value (NAV), lagged its broad market and style-specific indexes. The Fund’s underperformance of the Barclays U.S. Aggregate Index and the Barclays 1-2 Year U.S. Government Bond Index can be attributed to its exposure solely to short-term US Treasury securities, which underperformed other fixed income asset classes, including short-term US agency bonds.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.13%
Class A2 Shares	0.15
Class Y Shares	0.19
Class R5 Shares*	0.20
Barclays U.S. Aggregate Index‚ (Broad Market Index)	3.12
Barclays 1-2 Year U.S. Government Bond Index‚ (Style-Specific Index)	0.43
Lipper Short U.S. Treasury Funds Classification Average■ (Peer Group)	0.33

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

The Fund invests principally in short-term US Treasury notes with remaining maturities of five years or less at the time of purchase and seeks to maintain a weighted average maturity of three years or less. The Fund may also maintain a portion of its assets in cash and cash equivalents to handle daily cash needs or to assume a temporary defensive position during adverse market conditions.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a national team. We use this philosophy in an effort to generate a total return consisting of current income and capital appreciation.

    Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration and yield curve positioning).
■	The need to limit or reduce exposure to a particular part of the yield curve.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund

During the fiscal year ended February 28, 2013, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, if lethargic, economic and employment growth while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low.

    Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties about the slowing global economies, the US presidential election, the “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from the beginning of the fiscal year to its end.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for fixed income securities that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks

Portfolio Composition
By US Treasuries
Maturity Date	Coupon Rate	% of Total Net Assets
1/31/2014	0.25%	7.07%
2/28/2014	0.25	7.75
2/28/2014	1.88	4.89
3/31/2014	0.25	7.85
4/30/2014	0.25	4.61
5/31/2014	0.25	4.61
7/31/2014	0.13	2.45
8/31/2014	0.25	1.96
11/30/2014	0.25	10.40
1/31/2015	0.25	4.12
4/30/2015	2.50	6.06
5/31/2015	2.13	9.50
7/31/2015	1.75	1.42
8/31/2015	1.25	0.40
9/15/2015	0.25	1.67
10/31/2015	1.25	9.45
1/31/2016	2.00	2.47
2/15/2016	0.38	0.10
8/31/2016	1.00	7.99
10/31/2016	1.00	0.10
12/31/2016	0.88	2.98
4/15/2017	0.13	2.14
Other Assets Less Liabilities		0.01

Total Net Assets	$102.0 million

Total Number of Holdings	22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Limited Maturity Treasury Fund

they carry. In place of significant rate declines, US bond market returns for 2012 were supported by demand for riskier assets such as corporate bonds and mortgage-backed securities.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive returns for the reporting period, but underperformed its style-specific benchmark, the Barclays 1–2 Year U.S. Government Bond Index.

    In managing first for safety of principal, we seek to minimize fluctuations in the Fund’s share price, or NAV. Over the reporting period, the NAV for the Fund’s Class A shares varied from $10.44 to $10.48, a range of approximately 0.3%. Throughout the reporting period, the Fund remained invested mostly in Treasury notes with maturities of between 1–2 years, but we did invest a portion of the portfolio in Treasuries with maturities of between 3–5 years. As demand and prices for similar US Treasury securities increased, so did the NAV of the Fund’s Class A shares, ultimately increasing from its brief low of $10.44 near the beginning of the reporting period to a high of $10.48 that was touched recurrently between April and December 2012.

    Relative to its style-specific benchmark, the Fund’s lack of exposure to US agency securities detracted from performance. The index includes US agency securities, which witnessed stronger performance on the short end of the yield curve during the reporting period.

    Our Treasury security selection contributed to relative performance versus the style-specific benchmark and was enhanced by the yield advantage of out-of-index Treasury holdings with maturities of between 2-5 years. The Fund also benefited from holding out-of-index US Treasury Inflation-Protected Securities, which outperformed Treasury notes and bonds of similar maturities.

    The Fund generally seeks to preserve principal and provide liquidity by focusing on managing undue risk. One of the Fund’s risk management strategies is to minimize interest rate risk exposure by maintaining a short duration portfolio. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing maturities along the yield curve with favorable risk-return expectations. The contribution to Fund performance from duration and yield curve positioning versus the style-specific benchmark was mixed over the reporting period, but overall had a positive effect.

On average, we maintained a slightly longer-than-benchmark duration, and the timing and direction of our variance in relation to the benchmark was beneficial to relative performance as rates moved lower throughout the reporting period. The yield advantage gained by investing beyond the two-year maximum of our benchmark was a positive for relative performance. In addition, US Treasury futures were an important investment tool in the management of our targeted portfolio duration and performed as intended.

    Thank you for your investment in Invesco Limited Maturity Treasury Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

D. Scott Case Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined
Invesco in 1997. Mr. Case earned a BS in finance and economics from Miami University and an MBA from the University of Louisville.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury Fund. He joined
Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University.

5                Invesco Limited Maturity Treasury Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s)

does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                 Invesco Limited Maturity Treasury Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.58%
10 Years	1.57
5 Years	0.40
1 Year	-2.39

Class A2 Shares
Inception (12/15/87)	4.44%
10 Years	1.81
5 Years	0.76
1 Year	-0.89

Class Y Shares
10 Years	1.96%
5 Years	1.06
1 Year	0.19

Class R5 Shares
Inception (7/13/87)	4.72%
10 Years	2.15
5 Years	1.14
1 Year	0.20

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Class R5 shares was 0.75%, 0.65%, 0.50% and 0.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.60%
10 Years	1.58
5 Years	0.87
1 Year	-2.48

Class A2 Shares
Inception (12/15/87)	4.47%
10 Years	1.84
5 Years	1.26
1 Year	-0.89

Class Y Shares
10 Years	1.99%
5 Years	1.54
1 Year	0.19

Class R5 Shares
Inception (7/13/87)	4.75%
10 Years	2.18
5 Years	1.63
1 Year	0.11

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7                Invesco Limited Maturity Treasury Fund

Invesco Limited Maturity Treasury Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays 1-2 Year U.S. Government Bond Index is an unmanaged index considered representative of US Treasury and government agency issues with maturities of one to two years.
■	The Lipper Short U.S. Treasury Funds Classification Average represents an average of all funds in the Lipper Short U.S. Treasury Funds clarification.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	LMTAX
Class A2 Shares	SHTIX
Class Y Shares	LMTYX
Class R5 Shares	ALMIX

8                Invesco Limited Maturity Treasury Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.99%
U.S. Treasury Notes—97.85%
U.S. Treasury Notes	0.25%	01/31/14	$7,200	$7,205,956
U.S. Treasury Notes	0.25%	02/28/14	7,900	7,906,566
U.S. Treasury Notes	1.88%	02/28/14	4,900	4,982,935
U.S. Treasury Notes	0.25%	03/31/14	8,000	8,005,433
U.S. Treasury Notes	0.25%	04/30/14	4,700	4,703,211
U.S. Treasury Notes(a)	0.25%	05/31/14	4,700	4,703,231
U.S. Treasury Notes	0.13%	07/31/14	2,500	2,497,052
U.S. Treasury Notes	0.25%	08/31/14	2,000	2,001,087
U.S. Treasury Notes	0.25%	11/30/14	10,600	10,605,894
U.S. Treasury Notes	0.25%	01/31/15	4,200	4,201,058
U.S. Treasury Notes	2.50%	04/30/15	5,900	6,184,429
U.S. Treasury Notes	2.13%	05/31/15	9,300	9,687,333
U.S. Treasury Notes	1.75%	07/31/15	1,400	1,449,129
U.S. Treasury Notes	1.25%	08/31/15	400	409,475
U.S. Treasury Notes	0.25%	09/15/15	1,700	1,697,771
U.S. Treasury Notes	1.25%	10/31/15	9,400	9,634,480
U.S. Treasury Notes	2.00%	01/31/16	2,400	2,515,019
U.S. Treasury Notes	0.38%	02/15/16	100	100,089
U.S. Treasury Notes	1.00%	08/31/16	8,000	8,151,051
U.S. Treasury Notes	1.00%	10/31/16	100	101,889
U.S. Treasury Notes	0.88%	12/31/16	3,000	3,041,211
				99,784,299

U.S. Treasury Inflation–Indexed Bonds–2.14%
U.S. Treasury Inflation–Indexed Bonds(b)	0.13%	04/15/17	2,022	2,181,078
TOTAL INVESTMENTS–99.99% (Cost $101,665,604)				101,965,377
OTHER ASSETS LESS LIABILITIES–0.01%				9,489
NET ASSETS–100.00%				$101,974,866

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(b)	Principal amount of security and interest payments are adjusted for inflation.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Limited Maturity Treasury Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $101,665,604)	$101,965,377
Receivable for:
Fund shares sold	137,932
Interest	176,374
Fund expenses absorbed	14,622
Investment for trustee deferred compensation and retirement plans	63,420
Other assets	19,813
Total assets	102,377,538

Liabilities:
Payable for:
Fund shares reacquired	198,981
Dividends	179
Variation margin	984
Accrued fees to affiliates	44,831
Accrued trustees’ and officers’ fees and benefits	3,734
Accrued other operating expenses	39,381
Trustee deferred compensation and retirement plans	114,582
Total liabilities	402,672
Net assets applicable to shares outstanding	$101,974,866

Net assets consist of:
Shares of beneficial interest	$101,773,068
Undistributed net investment income	(43,848)
Undistributed net realized gain (loss)	(57,932)
Unrealized appreciation	303,578
$101,974,866

Net Assets:
Class A	$42,300,256
Class A2	$43,806,581
Class Y	$9,956,170
Class R5	$5,911,859

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	4,040,120
Class A2	4,183,233
Class Y	950,785
Class R5	564,170
Class A
Net asset value per share	$10.47
Maximum offering price per share
(Net asset value of $10.47 ÷ 97.50%)	$10.74
Class A2
Net asset value per share	$10.47
Maximum offering price per share
(Net asset value of $10.47 ÷ 99.00%)	$10.58
Class Y:
Net asset value and offering price per share	$10.47
Class R5:
Net asset value and offering price per share	$10.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Maturity Treasury Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$596,590

Expenses:
Advisory fees	231,472
Administrative services fees	50,000
Custodian fees	6,717
Distribution fees:
Class A	113,810
Class A2	75,525
Transfer agent fees — A, A2 and Y	163,505
Transfer agent fees — R5	8,131
Trustees’ and officers’ fees and benefits	27,799
Registration and filing fees	52,565
Other	67,129
Total expenses	796,653
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(267,137)
Net expenses	529,516
Net investment income	67,074

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	74,078
Futures contracts	(66,843)
7,235
Change in net unrealized appreciation (depreciation) of:
Investment securities	73,287
Futures contracts	(7,106)
66,181
Net realized and unrealized gain	73,416
Net increase in net assets resulting from operations	$140,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$67,074	$45,647
Net realized gain	7,235	613,699
Change in net unrealized appreciation	66,181	168,034
Net increase in net assets resulting from operations	140,490	827,380

Distributions to shareholders from net investment income:
Class A	(16,041)	(32,598)
Class A2	(28,094)	(36,091)
Class Y	(14,713)	(16,619)
Class R5	(7,917)	(13,645)
Total distributions from net investment income	(66,765)	(98,953)

Distributions to shareholders from net realized gains:
Class A	(38,813)	(269,193)
Class A2	(42,738)	(271,890)
Class Y	(10,356)	(78,144)
Class R5	(5,673)	(36,941)
Total distributions from net realized gains	(97,580)	(656,168)

Share transactions-net:
Class A	(11,311,884)	(7,087,031)
Class A2	(11,478,491)	(13,494,278)
Class Y	(6,173,109)	1,077,679
Class R5	(1,025,633)	(637,021)
Net increase (decrease) in net assets resulting from share transactions	(29,989,117)	(20,140,651)
Net increase (decrease) in net assets	(30,012,972)	(20,068,392)

Net assets:
Beginning of year	131,987,838	152,056,230
End of year (includes undistributed net investment income of $(43,848) and $(42,858), respectively)	$101,974,866	$131,987,838

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Limited Maturity Treasury Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

12                         Invesco Limited Maturity Treasury Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

13                         Invesco Limited Maturity Treasury Fund

I.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y and Class R5 shares to 1.50%, 1.40%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2013, the Adviser waived advisory fees $30,971 and reimbursed class level expenses of $123,870, $96,191, $10,898 and $4,764 of Class A, Class A2, Class Y and Class R5 shares, respectively, in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $8,793 and $500 in front-end sales commissions from the sale of Class A and Class A2, respectively. Also, $22,432 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

14                         Invesco Limited Maturity Treasury Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$101,965,377	$—	$101,965,377
Futures*	3,805	—	—	3,805
Total Investments	$3,805	$101,965,377	$—	$101,969,182

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$3,805	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin payable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain (Loss)
Interest rate risk	$(66,843)
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(7,106)
Total	$(73,949)

*	The average notional value of futures outstanding during the period was $6,171,224.

Open Futures Contracts
Short Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	18	March-2013	$(2,238,750)	$3,805

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $443.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

15                         Invesco Limited Maturity Treasury Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$145,667	$625,461
Long-term capital gain	18,678	129,660
Total distributions	$164,345	$755,121

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$62,481
Undistributed long-term gain	13,125
Net unrealized appreciation — investments	292,499
Temporary book/tax differences	(166,307)
Shares of beneficial interest	101,773,068
Total net assets	$101,974,866

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at February 28, 2013.

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 28, 2013 was $63,903,246 and $82,872,730, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$296,127
Aggregate unrealized (depreciation) of investment securities	(3,628)
Net unrealized appreciation of investment securities	$292,499

Cost of investments for tax purposes is $101,672,878.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair fund settlement distributions, on February 28, 2013, undistributed net investment income was decreased by $1,299 and undistributed net realized gain (loss) was increased by $1,299. This reclassification had no effect on the net assets of the Fund.

16                         Invesco Limited Maturity Treasury Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	1,801,949	$18,861,649	2,757,898	$28,966,322
Class A2	188,711	1,975,627	159,082	1,670,703
Class Y	165,255	1,730,916	430,784	4,525,008
Class R5	450,230	4,717,848	394,976	4,151,880

Issued as reinvestment of dividends:
Class A	4,848	50,746	27,850	291,696
Class A2	5,938	62,160	27,518	288,235
Class Y	2,359	24,696	7,721	80,881
Class R5	1,054	11,040	3,904	40,953

Reacquired:
Class A	(2,888,291)	(30,224,279)	(3,464,466)	(36,345,049)
Class A2	(1,290,834)	(13,516,278)	(1,472,110)	(15,453,216)
Class Y	(757,708)	(7,928,721)	(336,192)	(3,528,210)
Class R5	(549,175)	(5,754,521)	(459,276)	(4,829,854)
Net increase (decrease) in share activity	(2,865,664)	$(29,989,117)	(1,922,311)	$(20,140,651)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17                         Invesco Limited Maturity Treasury Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$10.47	$0.01	$0.00	$0.01	$(0.00)	$(0.01)	$(0.01)	$10.47	0.13%	$42,300	0.48	%(d)	0.78	%(d)	0.04	%(d)	58%
Year ended 02/29/12	10.47	0.00	0.06	0.06	(0.01)	(0.05)	(0.06)	10.47	0.54	53,625	0.50		0.75		0.03		138
Year ended 02/28/11	10.52	0.01	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.43	60,707	0.67		0.72		0.10		144
Seven months ended 02/28/10	10.46	0.02	0.06	0.08	(0.02)	—	(0.02)	10.52	0.76	88,726	0.74	(e)	0.74	(e)	0.32	(e)	65
Year ended 07/31/09	10.27	0.12	0.19	0.31	(0.12)	—	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Year ended 07/31/08	10.03	0.32	0.24	0.56	(0.32)	—	(0.32)	10.27	5.65	90,058	0.71		0.71		3.10		126
Class A2
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.47	0.15	43,807	0.46	(d)	0.68	(d)	0.06	(d)	58
Year ended 02/29/12	10.47	0.00	0.06	0.06	(0.01)	(0.05)	(0.06)	10.47	0.54	55,291	0.50		0.65		0.03		138
Year ended 02/28/11	10.52	0.01	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.49	68,724	0.60		0.62		0.17		144
Seven months ended 02/28/10	10.46	0.03	0.06	0.09	(0.03)	—	(0.03)	10.52	0.82	86,019	0.64	(e)	0.64	(e)	0.42	(e)	65
Year ended 07/31/09	10.27	0.13	0.19	0.32	(0.13)	—	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Year ended 07/31/08	10.03	0.33	0.24	0.57	(0.33)	—	(0.33)	10.27	5.76	114,347	0.61		0.61		3.19		126
Class Y
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.47	0.19	9,956	0.42	(d)	0.53	(d)	0.10	(d)	58
Year ended 02/29/12	10.47	0.01	0.05	0.06	(0.01)	(0.05)	(0.06)	10.47	0.59	16,135	0.46		0.50		0.07		138
Year ended 02/28/11	10.52	0.03	0.04	0.07	(0.03)	(0.09)	(0.12)	10.47	0.62	15,057	0.47		0.47		0.30		144
Seven months ended 02/28/10	10.46	0.03	0.06	0.09	(0.03)	—	(0.03)	10.52	0.90	9,410	0.49	(e)	0.49	(e)	0.57	(e)	65
Year ended 07/31/09(f)	10.39	0.12	0.06	0.18	(0.11)	—	(0.11)	10.46	1.71	5,240	0.47	(e)	0.47	(e)	1.41	(e)	157
Class R5
Year ended 02/28/13	10.48	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.48	0.20	5,912	0.40	(d)	0.49	(d)	0.12	(d)	58
Year ended 02/29/12	10.48	0.01	0.06	0.07	(0.02)	(0.05)	(0.07)	10.48	0.64	6,937	0.40		0.43		0.13		138
Year ended 02/28/11	10.53	0.04	0.03	0.07	(0.03)	(0.09)	(0.12)	10.48	0.65	7,568	0.41		0.41		0.36		144
Seven months ended 02/28/10	10.47	0.04	0.06	0.10	(0.04)	—	(0.04)	10.53	0.97	28,687	0.38	(e)	0.38	(e)	0.68	(e)	65
Year ended 07/31/09	10.28	0.16	0.19	0.35	(0.16)	—	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157
Year ended 07/31/08	10.04	0.35	0.24	0.59	(0.35)	—	(0.35)	10.28	6.02	18,049	0.36		0.36		3.45		126

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $45,524, $50,350, $12,790 and $7,072 for Class A, Class A2, Class Y and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

18                         Invesco Limited Maturity Treasury Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

19                         Invesco Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period [2]
A	$1,000.00	$1,000.10	$1.83	$1,022.96	$1.86	0.37%
A2	1,000.00	1,000.10	1.83	1,022.96	1.86	0.37
Y	1,000.00	1,000.10	1.83	1,022.96	1.86	0.37
R5	1,000.00	1,000.10	1.83	1,022.96	1.86	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Limited Maturity Treasury Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$18,678
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	99.79%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Limited Maturity Treasury Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Limited Maturity Treasury Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 LTD-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco

Invesco Money Market Fund

Nasdaq:
Invesco Cash Reserve Shares: AIMXX ■ AX: ACZXX ■ BX: ACYXX ■ CX: ACXXX
Investor: INAXX

2 Letters to Shareholders
4 Management Discussion
5 Supplemental Information
6 Schedule of Investments
10 Financial Statements
12 Notes to Financial Statements
17 Financial Highlights
18 Auditor's Report
19 Fund Expenses
20 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	lnvesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Money Market Fund

Management’s Discussion of your Fund

This is the annual report for Invesco Money Market Fund for the fiscal year ended February 28, 2013. As of that date, the Fund had 96 holdings and its net assets totaled $1.2 billion. Its weighted average maturity and weighted average life were 38 days and 68 days, respectively, at the close of the fiscal year.1

How we invest

We seek to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Your Fund invests only in high-quality US dollar-denominated short-term fixed-income obligations. During the fiscal year, as always, your Fund focused on three objectives:

■	Safety of principal;
■	Liquidity; and
■	The highest possible yield consistent with safety of principal.

Market conditions affecting money market funds

The reporting period ended February 28, 2013, was characterized by continued volatility as a result of economic uncertainty in the US and Europe. Early in the reporting period, the European debt crisis escalated amid concerns that policy makers in Europe would not be able to contain the unfolding banking and sovereign debt crisis which threatened to undermine the region’s common currency. In the second and third quarters of 2012, extraordinary liquidity measures by the European Central Bank (ECB) and expanded European Union bailout funds helped shore up European markets and restore investor confidence. Meanwhile, in the US, there was little new on the macroeconomic front. Gross domestic product, the broadest measure of overall US economic activity, continued to expand, albeit slowly, growing at 2.2% in 2012.2 This growth rate was still too low to meaningfully reduce unemployment, which remained elevated – although it declined to 7.7% by February 2013.3

    Against this backdrop, the US Federal Reserve (the Fed) continued its aggressive monetary stimulus, introducing its third round of open-ended quantitative easing (QE3) in September. QE3 consists of a $40 billion purchase of mortgage backed securities (MBS) each month with the goal of lowering longer term interest rates, supporting mortgage markets and helping to make broader financial conditions more accommodative.4 The Fed has not announced a definite end-date for QE3, instead noting that the outlook for the job market will need to improve substantially before it ends the policy. In December, in advance of the expiration of Operation Twist, the Fed announced that it would begin purchasing $45 billion in Treasuries each month in addition to the $40 billion in MBS it purchases as part of QE3.4 The Fed maintained its target policy rate in a range of between zero and 0.25% and explained that it believed this range would continue to be appropriate as long as the unemployment rate remains above 6.5% and inflation one or two years ahead is projected to be no more than 0.50% above the 2% long-term goal.4 With no change to monetary policy, money market funds continued to provide low yields to shareholders.

    Yields on repurchase agreements (repos) have been elevated since early 2012. In 2011, Treasury repo rates averaged less than 0.10%.5 Once the Fed began Operation Twist, dealer balance sheets began to increase as the Fed sold short-term securities to buy long-term bonds. Dealers had to finance the short-term securities on their balance sheets until they could be sold, leading to higher repo rates. In early 2013, repo rates fell quickly and sharply as the effects of Operation Twist dissipated.

    Other short-term interest rates remained low or trended lower. Yields on three-month Treasuries were largely unchanged and ended the fiscal year at 0.11%.6 Reflecting perceived lower risk in the eurozone due to the ECB support, the rates at which banks were willing to borrow short-term in US dollars declined sharply during the reporting period. As the crisis in Europe began to wane, the three-month Libor7 rate fell from 0.48% on February 29, 2012, to 0.29% on February 28, 2013.4

    In this evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield.

    Thank you for investing with us.

1	Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.

Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: Bureau of Economic Analysis
3	Source: Bureau of Labor Statistics
4	Source: US Federal Reserve
5	Source: Depository Trust & Clearing Corporation
6	Source: Bloomberg
7	Libor (London Interbank Offered Rate) is the world’s most widely followed benchmark for short-term interest rates. Fixed daily, the Libor is the interest rate at which banks in the London interbank market can borrow overnight funds from one another. It serves as a base when determining interest rates for corporations and other large borrowers.

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity In days, as of 2/28/13

1 - 7	38.3%
8 - 30	14.4
31 - 60	13.7
61 - 90	15.6
91 - 180	6.5
181+	11.5

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4	Invesco Money Market Fund

Invesco Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Foreign securities risk. The value of the Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations; decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Industry focus risk. To the extent the Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.

■

Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Further regulation could impact the way the Fund is managed, possibly negatively impacting its return. Additionally, the Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Repurchase agreement risk. If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement, resulting in losses.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Invesco Cash Reserve Shares	AIMXX
Class AX Shares	ACZXX
Class BX Shares	ACYXX
Class CX Shares	ACXXX
Investor Class Shares	INAXX

5                Invesco Money Market Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–47.33%(a)
Asset-Backed Securities–Commercial Loans/Leases–0.93%
Atlantis One Funding Corp.(b)(c)	0.46%	03/06/13	$12,000	$11,999,233

Asset-Backed Securities–Consumer Receivables–2.10%
Barton Capital LLC(b)	0.21%	03/26/13	18,000	17,997,375
Old Line Funding, LLC(b)	0.32%	04/15/13	9,000	8,996,400
				26,993,775

Asset-Backed Securities–Fully Supported–2.79%
Kells Funding LLC
(CEP-Federal Republic of Germany)(b)(c)	0.33%	05/15/13	13,000	12,991,062
(CEP-Federal Republic of Germany)(b)(c)	0.30%	07/16/13	23,000	22,973,742
				35,964,804

Asset-Backed Securities–Fully Supported Bank–12.58%
Cancara Asset Securitisation Ltd./LLC
(CEP-Lloyds TSB Bank PLC)(b)(c)	0.22%	04/02/13	8,000	7,998,436
(CEP-Lloyds TSB Bank PLC)(b)(c)	0.22%	04/16/13	25,000	24,992,972
Gemini Securitization Corp., LLC, (CEP-Deutsche Bank AG)(b)(c)	0.24%	03/15/13	21,000	20,998,040
Lexington Parker Capital Co., LLC (Multi-CEP’s-Guggenheim Treasury Services, LLC)(b)(c)	0.31%	03/15/13	18,000	17,997,830
Matchpoint Master Trust (CEP-BNP Paribas)(b)(c)	0.23%	03/18/13	29,926	29,922,750
Newport Funding Corp. (CEP-Deutsche Bank)(b)(c)	0.19%	03/01/13	25,000	25,000,000
Victory Receivables Corp. (CEP-Bank of Tokyo Mitsubishi UFJ, Ltd. (The))(b)(c)	0.19%	03/20/13	35,000	34,996,490
				161,906,518

Asset-Backed Securities–Multi-Purpose–9.71%
Mont Blanc Capital Corp.(b)(c)	0.25%	04/08/13	20,000	19,994,722
Mont Blanc Capital Corp.(b)(c)	0.24%	05/07/13	45,000	44,979,900
Regency Markets No. 1, LLC(b)(c)	0.18%	03/06/13	40,000	39,999,000
Regency Markets No. 1, LLC(b)(c)	0.18%	03/14/13	20,000	19,998,700
				124,972,322

Consumer Finance–0.31%
Toyota Motor Credit Corp.(c)	0.23%	07/05/13	4,000	3,996,780

Diversified Banks–11.06%
Bank of China(c)	0.21%	05/22/13	7,000	6,996,652
Barclays Collateralized Funding Note (Acquired 01/23/13; Cost $11,000,000)(b)(c)	0.50%	04/23/13	11,000	11,000,000
Collateralized Commercial Paper Co., LLC	0.38%	07/31/13	8,000	7,987,164
Collateralized Commercial Paper Co., LLC	0.38%	08/01/13	4,000	3,993,540
Collateralized Commercial Paper Co., LLC	0.45%	10/28/13	14,000	13,957,825
Collateralized Commercial Paper Co., LLC (b)	0.35%	08/26/13	10,000	9,982,694
ING (US) Funding LLC(c)	0.29%	05/02/13	27,000	26,986,515
Oversea-Chinese Banking Corp. Ltd.(c)	0.18%	04/08/13	8,000	7,998,480
Standard Chartered Bank(b)(c)	0.25%	04/09/13	18,500	18,494,990
Standard Chartered Bank(b)(c)	0.27%	06/05/13	8,000	7,994,240
UBS Finance (Delaware) Inc.(c)	0.21%	05/17/13	27,000	26,987,873
				142,379,973

Household Products–1.01%
Reckitt Benckiser Treasury Services PLC(b)(c)	0.45%	05/10/13	13,000	12,988,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Regional Banks–5.05%
Banque et Caisse d’Epargne de I’Etat(c)	0.22%	04/25/13	$20,000	$19,993,278
HSBC USA Inc.(c)	0.30%	04/01/13	10,000	9,997,417
Nationwide Building Society(b)(c)	0.35%	04/26/13	5,000	4,997,278
Nationwide Building Society(b)(c)	0.33%	07/15/13	10,000	9,987,533
Nordea North America Inc.(c)	0.24%	05/24/13	20,000	19,989,033
				64,964,539

Specialized Finance–1.79%
Kreditanstalt fur Wiederaufbau(b)(c)	0.20%	04/05/13	23,000	22,995,528
Total Commercial Paper (Cost $609,162,097)				609,162,097

Certificates of Deposit–15.69%
Bank of Montreal(c)	0.18%	03/11/13	13,000	13,000,000
Bank of Nova Scotia(c)(d)	0.30%	11/29/13	26,000	26,000,000
Bank of Nova Scotia(c)(d)	0.36%	03/28/14	7,000	7,000,000
Citibank, N.A.	0.19%	03/18/13	10,000	10,000,000
Landesbank Hessen-Thurin(c)	0.33%	05/08/13	18,000	18,000,000
Mizuho Corporate Bank, Ltd.(c)	0.21%	03/04/13	30,000	30,000,000
Norinchukin Bank (The)(c)	0.17%	03/06/13	22,000	22,000,000
Norinchukin Bank (The)(c)	0.20%	03/08/13	21,000	21,000,000
Royal Bank of Canada(c)(d)	0.36%	03/04/14	21,000	21,000,000
Toronto-Dominion Bank(c)	0.22%	08/13/13	3,000	3,000,000
Toronto-Dominion Bank(c)	0.27%	05/20/13	31,000	31,000,000
Total Certificates of Deposit (Cost $202,000,000)				202,000,000

Variable Rate Demand Notes–9.33%(d)(e)
Credit Enhanced–9.33%
A Mining Group, LLC; Series 2006, VRD Incremental Taxable Bonds (LOC-Wells Fargo Bank, N.A.)(f)	0.20%	06/01/29	2,600	2,600,000
Aledo Independent School District; Series 2006 A, VRD School Building Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	0.11%	08/01/35	15,305	15,305,000
Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP-FNMA)	0.11%	05/15/33	1,895	1,895,000
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC-JPMorgan Chase Bank, N.A.)(f)	0.20%	12/01/28	1,200	1,200,000
Burnsville (City of), Minnesota (Bridgeway Apartments LP); Series 2003, Ref. VRD MFH RB (CEP-FNMA)	0.10%	10/15/33	1,175	1,175,000
Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC-Wells Fargo Bank, N.A.)(f)	0.19%	07/01/38	4,400	4,400,000
Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC-PNC Bank, N.A.)(f)	0.13%	11/01/39	2,000	2,000,000
Florida (State of) Housing Finance Agency (Caribbean Key Apartments); Series 1996 F, VRD RB (CEP-FNMA)	0.13%	06/01/26	1,065	1,065,000
Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC-JPMorgan Chase Bank N.A.)(f)	0.13%	08/01/28	1,530	1,530,000
Franklin (County of), Georgia Industrial Building Authority (Fieldale Farms Corp.); Series 2004, VRD Taxable IDR (LOC-Rabobank Nederland)(c)(f)	0.18%	09/01/14	4,400	4,400,000
Hart Family Holdings LLC; VRD Taxable Option Notes (LOC-FHLB of Dallas)(f)	0.14%	12/01/31	15,535	15,535,000
Illinois (State of) Finance Authority (Cultural Pooled Financing Program); Series 1985, VRD RB (LOC-JPMorgan Chase Bank N.A.)(f)	0.11%	12/01/25	1,100	1,100,000
Illinois (State of) Finance Authority (Metform, LLC); Series 2004, VRD IDR (LOC-Bank of America, N.A.)(f)	0.40%	05/01/14	1,700	1,700,000
Illinois (State of) Finance Authority (Providence-St. Mel School); Series 2002, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(f)	0.11%	06/01/37	1,000	1,000,000
Illinois (State of) Finance Authority (Rehabilitation Institute of Chicago); Series 2009 C, VRD RB (LOC-Northern Trust Co.)(f)	0.11%	04/01/39	2,170	2,170,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Credit Enhanced–(continued)
Illinois (State of) Housing Development Authority (Danbury Court Apartments-Phase II); Series 2004 B, VRD MFH RB (LOC-FHLB of Indianapolis)(f)	0.14%	12/01/39	$965	$965,000
Jackson (Township of), Pennsylvania Industrial Development Authority (Regupol America LLC); Series 2008, VRD RB (LOC-PNC Bank, N.A.)(f)	0.13%	12/01/34	500	500,000
Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP-FHLMC)	0.13%	04/01/44	2,990	2,990,000
King George (County of), Virginia Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC-JPMorgan Chase Bank N.A.)(b)(f)	0.16%	09/01/21	1,100	1,100,000
M3 Realty, LLC; Series 2007, VRD RN (LOC-General Electric Capital Corp.)(b)(f)	0.27%	01/01/33	4,200	4,200,000
Maryland (State of) Economic Development Corp. (Associated Catholic Charities, Inc. Facility); Series 2004, VRD RB (LOC-PNC Bank, N.A.)(f)	0.12%	10/01/29	3,920	3,920,000
Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corp.); Series 2002, VRD School RB (LOC-Wells Fargo Bank, N.A.)(f)	0.11%	03/01/32	1,100	1,100,000
New Hampshire (State of) Business Finance Authority (Wheelabrator Concord Co., L.P.); Series 1997 A, Ref. VRD Resource Recovery RB (LOC-Wells Fargo Bank, N.A.)(f)	0.11%	01/01/18	5,540	5,540,000
New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP-FNMA)	0.16%	11/15/37	5,800	5,800,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC-Wells Fargo Bank, N.A.)(f)	0.20%	12/01/27	6,145	6,145,000
Ohio (State of) Higher Educational Facility Commission (Ohio Dominican University); Series 2007, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(f)	0.11%	12/01/37	5,500	5,500,000
Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP-FNMA)	0.09%	06/01/25	1,000	1,000,000
Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD RB (LOC-PNC Bank, N.A.)(f)	0.13%	09/01/15	800	800,000
Ridley School District; Series 2009, VRD Limited Tax GO Bonds (LOC-TD Bank, N.A.)(f)	0.11%	11/01/29	800	800,000
Saint Paul (City of), Minnesota Port Authority; Series 2009-11 DD, Ref. VRD District Cooling RB (LOC-Deutsche Bank AG)(c)(f)	0.13%	03/01/29	820	820,000
Series 2009-5 O, VRD District Heating RB (LOC-Deutsche Bank AG)(c)(f)	0.13%	12/01/28	1,800	1,800,000
Series 2009-5 P, VRD District Heating RB (LOC-Deutsche Bank AG)(c)(f)	0.15%	12/01/28	885	885,000
Series 2009-7 Q, Ref. VRD District Heating RB (LOC-Deutsche Bank AG)(c)(f)	0.13%	12/01/28	985	985,000
Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP-FNMA)	0.10%	07/15/31	1,750	1,750,000
USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC-JPMorgan Chase Bank N.A.)(f)	0.17%	11/15/24	4,600	4,600,000
Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC-U.S. Bank, N.A.)(f)	0.13%	10/01/26	4,300	4,300,000
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group); Series 2008 B, VRD RB (LOC-JPMorgan Chase Bank, N.A.)(f)	0.13%	02/01/34	7,500	7,500,000
Total Variable Rate Demand Notes (Cost $120,075,000)				120,075,000

Medium-Term Notes–7.34%
American Honda Finance Corp., Unsec. Medium-Term Notes(b)(c)(d)	0.33%	12/05/13	15,000	15,000,000
General Electric Capital Corp. Sr., Unsec. Medium-Term Global Notes	2.10%	01/07/14	15,000	15,202,362
Royal Bank of Canada, Sr. Unsec. Notes(b)(c)(d)	0.41%	02/28/14	25,000	25,000,000
U.S. Bancorp., Sr. Unsec. Medium-Term Notes	2.00%	06/14/13	14,136	14,205,970
Wells Fargo Bank, N.A.,
Sr. Unsec. Medium-Term Notes(d)	0.34%	03/18/14	10,000	10,000,000
Unsec. Medium-Term Notes(d)	0.36%	03/20/14	15,000	15,000,000
Total Medium-Term Notes (Cost $94,408,332)				94,408,332
TOTAL INVESTMENTS (excluding Repurchase Agreements)–79.69% (Cost $1,025,645,429)				1,025,645,429

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Repurchase Agreements–20.60%(g)
Credit Suisse Securities (USA) LLC, Agreement dated 02/28/13, maturing value of $44,000,318 (collateralized by Corporate obligations valued at $46,202,306; 2.85%-8.36%, 07/15/13-05/15/58)(c)	0.26%	03/01/13	$44,000,318	$44,000,000
Credit Suisse Securities (USA) LLC, Open agreement dated 01/24/13, (collateralized by Asset-backed securities valued at $21,000,457; 0.47%-0.91%, 04/12/39-11/29/45)(c)	0.41%	—	—	20,000,000
HSBC Securities (USA) Inc., Joint agreement dated 02/28/13, aggregate maturing value $600,003,167 (collateralized by U.S. Government sponsored agency obligations valued at $612,003,894; 2.50%-6.50%, 04/01/17-03/01/43)	0.19%	03/01/13	50,000,264	50,000,000
RBC Capital Markets Corp., Joint agreement dated 02/28/13, aggregate maturing value $500,002,500 (collateralized by U.S. Government sponsored agency obligations valued at $510,000,001; 3.50%-4.00%, 01/01/42-05/01/42)	0.18%	03/01/13	50,000,250	50,000,000
RBS Securities Inc., Joint agreement dated 02/28/13, aggregate maturing value $400,001,889 (collateralized by U.S. Government sponsored agency obligations valued at $408,003,201; 0%-9.38%, 07/15/13-04/15/30)	0.17%	03/01/13	5,000,024	5,000,000
Societe Generale, Joint agreement dated 02/28/13, aggregate maturing value $750,003,750 (collateralized by U.S. Government sponsored agency obligations valued at $765,000,000; 2.50%-4.50%, 03/01/28-02/01/43)	0.18%	03/01/13	50,000,250	50,000,000
Wells Fargo Securities, LLC, Joint agreement dated 02/28/13, aggregate maturing value of $500,002,500 (collateralized by U.S. Government sponsored agency obligations valued at $510,000,000; 1.56%-6.50%, 12/01/19-03/01/43)	0.18%	03/01/13	46,101,672	46,101,441
Total Repurchase Agreements (Cost $265,101,441)				265,101,441
TOTAL INVESTMENTS(h)(i)–100.29% (Cost $1,290,746,870)				1,290,746,870
OTHER ASSETS LESS LIABILITIES–(0.29)%				(3,696,416)
NET ASSETS–100.00%				$1,287,050,454

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit

MFH	– Multi-Family Housing
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $505,577,540, which represented 39.28% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 14.5%; Germany: 9.9%; Japan: 9.9%; Canada: 9.8%; Netherlands: 8.4%; Switzerland: 7.1%; other countries less than 5% each: 6.6%.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	Also represents cost for federal income tax purposes.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Mont Blanc Capital Corp.	5.0%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Money Market Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, excluding repurchase agreements, at value and cost	$1,025,645,429
Repurchase agreements, at value and cost	265,101,441
Total investments, at value and cost	1,290,746,870
Cash	10,930
Receivable for:
Investments sold	5,000
Fund shares sold	3,134,721
Interest	224,045
Fund expenses absorbed	303,732
Investment for trustee deferred compensation and retirement plans	89,072
Other assets	49,117
Total assets	1,294,563,487

Liabilities:
Payable for:
Fund shares reacquired	6,291,850
Dividends	1,590
Accrued fees to affiliates	814,361
Accrued trustees’ and officers’ fees and benefits	6,684
Accrued other operating expenses	103,604
Trustee deferred compensation and retirement plans	294,944
Total liabilities	7,513,033
Net assets applicable to shares outstanding	$1,287,050,454

Net assets consist of:
Shares of beneficial interest	$1,286,648,553
Undistributed net investment income	418,053
Undistributed net realized gain (loss)	(16,152)
$1,287,050,454

Net Assets:
Invesco Cash Reserve Shares	$713,591,289
Class AX	$186,480,983
Class B	$50,582,045
Class BX	$13,165,548
Class C	$78,866,319
Class CX	$12,255,467
Class R	$46,652,261
Class Y	$12,567,369
Investor Class	$172,889,173

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	713,589,584
Class AX	186,480,545
Class B	50,581,876
Class BX	13,165,511
Class C	78,866,130
Class CX	12,255,437
Class R	46,652,177
Class Y	12,567,340
Investor Class	172,888,760
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Money Market Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$3,841,944

Expenses:
Advisory fees	5,228,528
Administrative services fees	364,102
Custodian fees	63,113
Distribution fees:
Invesco Cash Reserve Shares	1,080,117
Class AX	308,943
Class B	525,443
Class BX	159,024
Class C	802,699
Class CX	128,271
Class R	185,028
Transfer agent fees	3,394,464
Trustees’ and officers’ fees and benefits	77,533
Other	431,052
Total expenses	12,748,317
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(9,758,780)
Net expenses	2,989,537
Net investment income	852,407
Net realized gain from investment securities	7,223
Net increase in net assets resulting from operations	$859,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$852,407	$373,658
Net realized gain (loss)	7,223	(12,240)
Net increase in net assets resulting from operations	859,630	361,418

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(246,684)	(174,737)
Class AX	(69,039)	(63,688)
Class B	(19,476)	(17,885)
Class BX	(5,764)	(8,097)
Class C	(30,805)	(21,046)
Class CX	(4,659)	(4,890)
Class R	(16,084)	(11,815)
Class Y	(4,434)	(3,697)
Investor Class	(62,389)	(50,506)
Total distributions from net investment income	(459,334)	(356,361)

Share transactions-net:
Invesco Cash Reserve Shares	(7,011,109)	63,858,412
Class AX	(39,250,040)	(66,412,403)
Class B	(16,805,637)	(6,170,174)
Class BX	(9,621,902)	(20,025,186)
Class C	(5,205,122)	1,473,168
Class CX	(3,931,592)	(8,622,106)
Class R	137,723	(717,566)
Class Y	(107,473)	(1,737,023)
Investor Class	(20,039,141)	(12,121,517)
Net increase (decrease) in net assets resulting from share transactions	(101,834,293)	(50,474,395)
Net increase (decrease) in net assets	(101,433,997)	(50,469,338)

Net assets:
Beginning of year	1,388,484,451	1,438,953,789
End of year (includes undistributed net investment income of $418,053 and $42,868, respectively)	$1,287,050,454	$1,388,484,451

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of ten different classes of shares: Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 (not yet commenced). On September 24, 2012, Class A5, Class B5, Class C5 and Institutional Class (not yet commenced) shares were renamed Class AX, Class BX, Class CX and Class R5 shares, respectively. Class AX, Class BX and Class CX shares are closed to new investors. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B and Class BX shares are no longer permitted. Existing shareholders of Class B and Class BX shares may continue to reinvest dividends and capital gains distributions in Class B and Class BX shares, respectively, until they convert to Invesco Cash Reserve Shares and Class AX shares, respectively. Also, shareholders in Class B and Class BX shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Invesco Cash Reserve Shares and Class AX shares. Generally, Class B and Class BX shares will automatically convert to Invesco Cash Reserve Shares and Class AX shares,

12                         Invesco Money Market Fund

respectively, on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B and Class BX shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of nongovernment securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

13                         Invesco Money Market Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Over $1 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2013, the Adviser waived advisory fees and reimbursed Fund level expenses of $6,560,582 and reimbursed class level expenses of $1,080,117, $308,943, $525,443, $159,024, $802,699, $128,271 and $185,028 of Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX and Class R shares, respectively, in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class B, Class BX, Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $29,120, $0, $193,615, $28,112, $20,538 and $2,067 from Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C and Class C5 shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14                         Invesco Money Market Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities sales of $33,882,853.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,673.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$459,334	$356,361

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$701,533
Temporary book/tax differences	(283,480)
Capital loss carryforward	(16,152)
Shares of beneficial interest	1,286,648,553
Total net assets	$1,287,050,454

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,223 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$8,400	$—	$8,400
February 28, 2017	2,572	—	2,572
February 28, 2018	163	—	163
Not subject to expiration	5,017	—	5,017
	$16,152	$—	$16,152

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

15                         Invesco Money Market Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on February 28, 2013, undistributed net investment income was decreased by $17,888 and shares of beneficial interest was increased by $17,888. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	660,828,634	$660,828,634	828,561,021	$828,561,021
Class AX	14,878,527	14,878,527	22,673,290	22,673,290
Class B	27,057,305	27,057,305	61,303,402	61,303,402
Class BX	81,741	81,741	54,626	54,626
Class C	69,509,543	69,509,543	90,099,764	90,099,764
Class CX	211,704	211,704	798,124	798,124
Class R	31,683,755	31,683,755	35,273,471	35,273,471
Class Y	14,105,264	14,105,264	12,944,786	12,944,786
Investor Class	70,616,692	70,616,692	118,059,351	118,059,351

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	237,501	237,501	167,759	167,759
Class AX	66,033	66,033	58,829	58,829
Class B	18,553	18,553	16,669	16,669
Class BX	5,496	5,496	7,622	7,622
Class C	29,231	29,231	19,901	19,901
Class CX	4,452	4,452	4,572	4,572
Class R	15,878	15,878	11,665	11,665
Class Y	4,401	4,401	3,644	3,644
Investor Class	61,660	61,660	49,866	49,866

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class BX shares to Class AX shares:
Invesco Cash Reserve Shares	10,568,142	10,568,142	14,027,439	14,027,439
Class AX	7,577,768	7,577,768	7,451,797	7,451,797
Class B	(10,568,142)	(10,568,142)	(14,027,439)	(14,027,439)
Class BX	(7,577,768)	(7,577,768)	(7,451,797)	(7,451,797)

Reacquired:
Invesco Cash Reserve Shares	(678,645,386)	(678,645,386)	(778,897,807)	(778,897,807)
Class AX	(61,772,368)	(61,772,368)	(96,596,319)	(96,596,319)
Class B	(33,313,353)	(33,313,353)	(53,462,806)	(53,462,806)
Class BX	(2,131,371)	(2,131,371)	(12,635,637)	(12,635,637)
Class C	(74,743,896)	(74,743,896)	(88,646,497)	(88,646,497)
Class CX	(4,147,748)	(4,147,748)	(9,424,802)	(9,424,802)
Class R	(31,561,910)	(31,561,910)	(36,002,702)	(36,002,702)
Class Y	(14,217,138)	(14,217,138)	(14,685,453)	(14,685,453)
Investor Class	(90,717,493)	(90,717,493)	(130,230,734)	(130,230,734)
Net increase (decrease) in share activity	(101,834,293)	$(101,834,293)	(50,474,395)	$(50,474,395)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16                         Invesco Money Market Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Year ended 02/28/13	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.04%	$713,591	0.22	%(c)	0.86	%(c)	0.06	%(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	720,425	0.19		0.84		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	656,565	0.29		0.83		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	651,757	0.31	(d)	0.85	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Year ended 07/31/08	1.00	0.03	0.00	0.03	(0.03)	1.00	3.21	727,519	0.90		0.96		3.10
Class AX
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	186,481	0.22	(c)	0.86	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	225,693	0.19		0.84		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	292,104	0.28	(d)	0.82	(d)	0.04	(d)
Class B
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	50,582	0.22	(c)	1.61	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	67,348	0.19		1.59		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	73,517	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	0.00	0.02	(0.02)	1.00	2.44	132,033	1.66		1.72		2.34
Class BX
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	13,166	0.22	(c)	1.61	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	22,778	0.19		1.59		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	42,803	0.28	(d)	1.57	(d)	0.04	(d)
Class C
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	78,866	0.22	(c)	1.61	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	84,040	0.19		1.59		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	82,567	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	0.00	0.02	(0.02)	1.00	2.44	112,005	1.65		1.71		2.35
Class CX
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,255	0.22	(c)	1.61	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	16,163	0.19		1.59		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	24,785	0.28	(d)	1.57	(d)	0.04	(d)
Class R
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	46,652	0.22	(c)	1.11	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	46,509	0.19		1.09		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	47,227	0.29		1.08		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(d)	1.10	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Year ended 07/31/08	1.00	0.03	0.00	0.03	(0.03)	1.00	2.95	26,806	1.15		1.21		2.85
Class Y
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,567	0.22	(c)	0.71	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	12,675	0.19		0.69		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	14,412	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09(e)	1.00	0.01	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(d)	0.74	(d)	0.87	(d)
Investor Class
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	172,889	0.22	(c)	0.71	(c)	0.06	(c)
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	192,854	0.19		0.69		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	204,974	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89
Year ended 07/31/08	1.00	0.03	0.00	0.03	(0.03)	1.00	3.41	296,623	0.71		0.71		3.29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s) of $720,078, $205,962, $58,383, $17,669, $89,189, $14,252, $46,257, $12,891 and $186,327 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.
(d)	Annualized.
(e)	Commencement date of June 7, 2010 for Class AX, Class BX, and Class CX shares and October 3, 2008 for Class Y shares.

17                         Invesco Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

18                         Invesco Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/13)	Expenses Paid During Period[2,4]
Invesco Cash Reserve Shares	$1,000.00	$1,000.20	$1.29	$1,023.51	$1.30	0.26%
AX	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
B	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
BX	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
C	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
CX	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
R	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
Y	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26
Investor	1,000.00	1,000.20	1.29	1,023. 51	1.30	0.26

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The annualized expense ratio has been restated to reflect estimated ongoing expenses. The annualized expense ratio prior to restatement was 0.20%, 0.20%, 0.20%, 0.20%, 0.20%, 0.20%, 0.20%, 0.20% and 0.20% for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.
[3]	The actual expenses paid during the period prior to restatement were $0.99, $0.99, $0.99, $0.99, $0.99, $0.99, $0.99, $0.99 and $0.99 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.
[4]	The hypothetical expenses paid during the period prior to restatement were $1.00, $1.00, $1.00, $1.00, $1.00, $1.00, $1.00, $1.00 and $1.00 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.

19                         Invesco Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

20                         Invesco Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Money Market Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SEC file numbers: 811-05686 and 033-39519 MKT-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco Municipal Bond Fund

Nasdaq:
A: AMBDX ■ B: AMBBX ■ C: AMBCX ■ Y: AMBYX ■ Investor: AMBIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
21	Financial Statements
23	Notes to Financial Statements
29	Financial Highlights
30	Auditor's Report
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Municipal Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Municipal Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Municipal Bond Fund, at net asset value (NAV), posted positive returns. The Fund at NAV outperformed its broad market/style-specific benchmark, the Barclays Municipal Bond Index. The Fund’s exposure to lower-quality credits and its hospital sector allocation contributed to performance versus the Barclays Municipal Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.14%
Class B Shares	5.34
Class C Shares	5.35
Class Y Shares	6.40
Investor Class Shares	6.22
Barclays Municipal Bond Index‚ (Broad Market/Style-Specific Index)	5.01
Lipper General Municipal Debt Funds Index‚ (Peer Group Index)	6.90
Source(s): ‚Lipper Inc.

How we invest

The Fund’s investment objective is federal tax-exempt current income. Under normal market conditions, we seek to achieve the Fund’s investment objective by investing primarily in investment-grade municipal securities, including both revenue bonds (repaid from revenues generated by the projects they fund) and general obligation bonds (repaid from the municipality’s general revenues).

We believe that active management of the portfolio can provide a steady stream of federally tax-exempt income while providing protection of principal.

The Fund invests primarily in high-quality municipal debt securities we believe have favorable prospects for high current income and pay interest excluded from gross income for federal income tax purposes. Up to 20% of the Fund’s assets may be invested in municipal debt securities that are determined to be below investment-grade quality.

We approach the portfolio construction process with a macro view of the economy and micro view of the municipal bond market. From that point, we evaluate the universe of available supply with a series of criteria that includes price, credit quality, maturity, expensive/cheap analysis, taxability, liquidity and sector.

We may sell a holding if we see degradation in the issuer’s credit quality, to limit or reduce exposure to a particular sector or issuer, or to shorten or lengthen the Fund’s duration.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the municipal market produced yet another year of positive performance. The Barclays Municipal Bond Index returned 5.01%, outperforming other fixed income indexes such as the Barclays U.S. Aggregate Index, which returned 3.12%; the Barclays Asset-Backed Securities Index, which returned 2.64%; the Barclays U.S. Mortgage-Backed Securities Index, which returned 1.92%; and the Barclays U.S. Agency Index, which returned 1.88%.[1]

During the reporting period, municipal issuance, or lack thereof, coupled with strong net inflows into municipal bond funds, resulted in a favorable environment for municipal performance. Municipal bond issuance ended 2012 with $379 billion in gross new issues.[2] While the gross figure reflects a 29% increase from the 2011 level, it also marks the second consecutive year of net negative supply.[2] Concerns regarding tax reform and general economic uncertainty led investors to flock into municipal bond funds, and net inflows for calendar year 2012 were over $50 billion[3], a stark contrast from the $12 billion in net outflows that the category experienced in calendar year 2011.[3]

The financial situation at the state level generally continues to improve, as evidenced by the growth in tax revenues, which have increased for 11 consecutive quarters, according to data collected by the Rockefeller Institute.[4] The 11 quarters of growth in state tax collections came after five straight quarters of declines in collections were posted immediately following the recession.[4] Year-over-year state tax revenues increased by 2.7% in the third quarter of 2012, the most recent data available.[4] Despite these positive trends, overall tax collections remain weak compared to recent history. Nevertheless, state tax revenues were 1.4% higher in the third quarter of 2012 than they were in the same quarter of 2008.[4]

As we approached the end of the reporting period, we expected political, headline and event risk to remain elevated in 2013 as lawmakers consider various options to close the federal spending gap. We recognize that difficult budget and policy decisions are needed, and as a result we are avoiding investments that are highly dependent on federal aid.

Fund performance was driven by BBB-AAA[5] credit quality spread tightening for most of the reporting period, largely a result of continued declining yields, strong demand and low tax-exempt issuance. As a result, lower credit quality sectors, namely A- and BBB-rated issues, outperformed higher-rated credits and contributed to performance as we held

Portfolio Composition By credit sector

Revenue Bonds	87.1%
General Obligation Bonds	8.6
Pre-Refunded Bonds	2.9
Other assets less liabilities	1.4

Total Net Assets	$585.8 million

Total Number of Holdings	353

Top Five Fixed Income Holdings
	Coupon	Maturity	% of Total Net Assets
1. Petersburg (City of) (Indianapolis Power & Light Co.)	5.40%	08/01/17	1.9%
2. Massachusetts (State of) Development Finance Agency
(BostonUniversity)	6.00	05/15/59	1.2
3. New York & New Jersey (States of) Port Authority	6.13	06/01/94	1.1
4. New Jersey (State of) Transportation Trust Fund Authority	5.00	06/15/23	1.0
5. Boston (City of) Water & Sewer Commission	5.25	11/01/19	1.0

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Municipal Bond Fund

overweight exposure to these market segments. The Fund’s non-rated allocation also contributed to relative Fund performance.

    At a sector level, our overweight exposure to and security selection in the hospital sector enhanced Fund returns for the reporting period. Within the investment-grade municipal space, hospital bonds were the second best performers for the reporting period. Our allocation to education bonds also contributed to Fund returns. Our underweight exposure to state general obligation bonds detracted from Fund performance.

    In terms of the yield curve positioning, the Fund’s overweight exposure to the intermediate (15- to 20- years) and the long end (20+ years) of the curve contributed to relative returns as yields declined during most of the reporting period.

    Thank you for investing in Invesco Municipal Bond Fund and for sharing our long-term investment horizon.

1	Source: Barclays
2	Source: Securities Industry and Financial Markets Association
3	Source: Morningstar
4	Source: The Nelson A. Rockefeller Institute of Government
5	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Byron Portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from
Marquette University and an MBA in finance from DePaul University.

Robert Stryker Chartered Financial Analyst, portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010.
Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Robert Wimmel Portfolio manager, is manager of Invesco Municipal Bond Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5 Invesco Municipal Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart above and before tax table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns.

6                Invesco Municipal Bond Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (3/28/77)	5.94%	5.72%	5.70%
10 Years	4.39	4.38	4.34
5 Years	5.68	5.68	5.37
1 Year	1.60	1.60	2.49

Class B Shares
Inception (9/1/93)	4.52%	4.48%	4.45%
10 Years	4.21	4.21	4.11
5 Years	5.48	5.48	5.08
1 Year	0.34	0.34	1.51

Class C Shares
Inception (8/4/97)	4.04%	4.04%	3.98%
10 Years	4.05	4.05	3.94
5 Years	5.78	5.78	5.31
1 Year	4.35	4.35	3.78

Class Y Shares
10 Years	4.95%	4.95%	4.84%
5 Years	6.83	6.83	6.36
1 Year	6.40	6.40	5.39

Investor Class Shares
10 Years	4.94%	4.94%	4.83%
5 Years	6.67	6.67	6.20
1 Year	6.22	6.22	5.22

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges
	Before Taxes	After Taxes on Distributions	After Taxes on Distributions and Sale of Fund Shares
Class A Shares
Inception (3/28/77)	5.94%	5.72%	5.71%
10 Years	4.39	4.39	4.37
5 Years	4.78	4.78	4.70
1 Year	3.77	3.77	3.80

Class B Shares
Inception (9/1/93)	4.50%	4.47%	4.45%
10 Years	4.22	4.22	4.16
5 Years	4.56	4.56	4.42
1 Year	2.57	2.57	2.80

Class C Shares
Inception (8/4/97)	4.03%	4.03%	3.99%
10 Years	4.07	4.07	4.01
5 Years	4.90	4.90	4.71
1 Year	6.59	6.59	5.41

Class Y Shares
10 Years	4.96%	4.95%	4.89%
5 Years	5.90	5.90	5.71
1 Year	8.65	8.65	7.12

Investor Class Shares
10 Years	4.95%	4.95%	4.88%
5 Years	5.78	5.78	5.59
1 Year	8.48	8.48	6.95

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.85%, 1.60%, 1.60%, 0.60% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Municipal Bond Fund

Invesco Municipal Bond Fund’s investment objective is federal tax-exempt current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Mortgage-Backed Securities Index represents mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
■	The Barclays Asset Backed Securities Index tracks the performance of debt securities backed by assets including credit card, home equity and auto loans that are rated investment grade or higher.
■

The Barclays U.S. Agency Index measures the performance of the agency sector of the US government bond market and is composed of investment-grade US dollar-denominated debentures issued by government and government-related agencies, including FNMA and FHLMC.

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AMBDX
Class B Shares	AMBBX
Class C Shares	AMBCX
Class Y Shares	AMBYX
Investor Class Shares	AMBIX

8                Invesco Municipal Bond Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.60%
Alabama–0.58%
Auburn University; Series 2011 A, General Fee RB	5.00%	06/01/36	$1,000	$1,152,800
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (INS-AGC)(a)	6.00%	06/01/39	1,000	1,178,330
University of Alabama; Series 2004 A, General RB(b)	5.00%	07/01/29	1,000	1,049,170
				3,380,300

Alaska–1.02%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB	5.00%	10/01/40	1,250	1,397,400
Series 2011 A, RB	5.50%	10/01/41	3,000	3,508,500
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS-AGC)(a)	5.38%	06/01/28	1,025	1,053,188
				5,959,088

Arizona–1.68%
Apache (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2012 A, PCR	4.50%	03/01/30	3,200	3,324,928
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/39	1,000	1,113,540
Phoenix (City of) Industrial Development Authority (Great Hearts Academies); Series 2012, Education RB	6.30%	07/01/42	250	270,438
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.25%	06/01/34	2,000	2,250,220
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/25	1,000	1,197,730
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	500	596,960
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS-SGI)(a)	5.00%	07/01/24	1,000	1,108,830
				9,862,646

Arkansas–0.84%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS-AGM)(a)	5.00%	03/01/34	1,825	2,048,289
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds	4.60%	03/01/24	1,495	1,739,492
University of Arkansas (Fayetteville Campus); Series 2011 A, Various Facility RB	4.63%	11/01/36	1,000	1,110,760
				4,898,541

California–7.50%
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	735	867,961
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS-NATL)(a)	6.00%	04/01/22	2,000	2,358,920
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS-AGM)(a)	5.25%	07/01/38	500	539,890
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB(b)(c)	5.50%	02/01/20	1,000	1,265,460
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/28	1,525	1,744,341
Series 2011, RB	5.75%	01/01/33	450	535,640
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB (INS-Cal-Mortgage)(a)	5.75%	08/15/38	500	566,065
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(c)(d)	1.06%	05/01/17	2,000	2,000,000
California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	250	296,088
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	1,000	1,123,460
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/42	1,000	1,128,790
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(d)	1.26%	05/01/20	2,000	2,000,000
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(e)	0.00%	08/01/39	1,000	291,940

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
El Centro (City of) Financing Authority; Series 2006 A, Wastewater RB (INS-AGM)(a)	5.00%	10/01/26	$2,000	$2,255,300
Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS-AMBAC)(a)	5.00%	09/01/28	1,000	1,035,870
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS-AGM)(a)	5.00%	08/01/26	2,000	2,432,620
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS-AGM)(a)(e)	0.00%	08/01/34	1,500	537,720
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,734,960
Los Angeles Unified School District (Election of 2002); Series 2007 B, Unlimited Tax GO Bonds (INS-AMBAC)(a)	4.50%	07/01/26	2,000	2,234,280
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM)(a)	5.63%	10/01/34	1,500	1,713,150
Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS-AGC)(a)	5.25%	08/01/33	775	866,000
Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO Bonds (INS-AMBAC)(a)	5.00%	08/01/26	1,080	1,174,187
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/35	1,500	537,540
Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS-AGM)(a)	5.00%	07/01/25	1,415	1,602,544
Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds (INS-AGM)(a)	5.13%	08/01/37	2,000	2,158,080
Regents of the University of California; Series 2009 O, General RB	5.25%	05/15/39	500	577,570
Series 2012 G, Limited Project RB	5.00%	05/15/37	1,000	1,156,870
Sacramento (County of); Series 2009 B, Sr. Airport System RB (INS-AGC)(a)	5.50%	07/01/34	1,500	1,755,975
San Bernardino Community College District (Election of 2002); Series 2008 A, Unlimited Tax GO Bonds	6.50%	08/01/28	525	640,589
San Diego Unified School District; Series 2012 R-1, Unlimited Tax CAB GO Bonds(e)	0.00%	07/01/30	3,000	1,460,310
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/31	1,500	1,775,580
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/26	1,250	754,600
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC)(a)	5.50%	09/01/34	1,000	1,135,740
Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS-AGC)(a)	5.00%	09/01/33	1,500	1,674,405
				43,932,445

Colorado–0.94%
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise); Series 2009 A, Water Resource RB (INS-AGC)(a)	5.13%	12/01/30	400	452,440
Series 2009 A, Water Resource RB (INS-AGC)(a)	5.25%	12/01/38	525	588,845
Colorado Springs (City of); Series 2010 D-1, Utilities System RB	5.25%	11/15/33	1,000	1,214,090
Denver (City of) Health & Hospital Authority; Series 2004 A, Ref. Health Care RB(b)(c)	6.25%	12/01/14	750	827,805
Telluride (Town of); Series 2010, Ref. Excise Tax RB (INS-AGM)(a)	5.00%	12/01/36	1,000	1,145,290
University of Colorado; Series 2009 A, Enterprise System RB	5.25%	06/01/30	1,075	1,275,703
				5,504,173

Connecticut–1.53%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS-ACA)(a)(f)	6.60%	07/01/24	1,000	1,003,850
Connecticut (State of) Development Authority (The Connecticut Light & Power Co.); Series 2011 A, Ref. PCR	4.38%	09/01/28	1,000	1,093,150
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare); Series 2011 A, RB	5.00%	07/01/26	1,000	1,131,220
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University); Series 2007 J, RB (INS-NATL)(a)	5.75%	07/01/33	1,000	1,167,250
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/41	1,000	1,141,180
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,428,640
				8,965,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Delaware–0.20%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/31	$1,050	$1,181,103

District of Columbia–0.22%
District of Columbia (National Public Radio, Inc.); Series 2010 A, RB	5.00%	04/01/43	1,205	1,291,326

Florida–6.69%
Bartow (City of); Series 2006, Ref. Water & Sewer System RB (INS-NATL)(a)	4.25%	10/01/29	5,000	5,089,000
Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,762,155
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/20	2,515	2,991,064
Crossings at Fleming Island Community Development District; Series 2000 B, Ref. Special Assessment RB (INS-NATL)(a)	5.80%	05/01/16	745	746,967
Florida (State of) Higher Educational Facilities Financial Authority (Rollins College); Series 2010, RB	4.75%	12/01/30	2,000	2,216,460
Series 2010, RB	5.00%	12/01/37	2,250	2,492,775
Jacksonville (City of) (Better Jacksonville); Series 2012 A, Ref. Sales Tax RB	5.00%	10/01/30	1,300	1,519,414
Jacksonville (City of) Health Facilities Authority (Ascension Health Credit Group); Series 2002 A, RB	5.25%	11/15/32	1,450	1,469,329
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	1,500	1,665,825
Miami (City of); Series 2009, Ref. Parking System RB (INS-AGC)(a)	5.00%	10/01/34	500	544,560
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	5.38%	07/01/29	1,000	1,156,700
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS-AGC)(a)	5.63%	06/01/34	1,000	1,115,770
Series 2009, Public Facilities RB (INS-AGC)(a)	5.75%	06/01/39	775	864,861
Miami-Dade (County of) (Miami International Airport); Series 2010 A, Aviation RB	5.38%	10/01/35	1,105	1,265,015
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2012 A, RB	5.00%	04/01/42	1,000	1,127,940
Miami-Dade (County of); Series 2009 C, Professional Sports Franchise Facility Tax RB (INS-AGC)(a)	5.75%	10/01/39	550	630,102
Series 2010 B, Aviation RB (INS-AGM)(a)	5.00%	10/01/35	1,205	1,365,313
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/31	4,000	4,642,080
Series 2012, Transit System Sales Surtax RB	5.00%	07/01/33	1,000	1,146,490
Series 2012 A, Ref. Aviation RB(f)	5.00%	10/01/30	2,000	2,264,360
Series 2012 A, Ref. Sub. Special Obligation RB	5.00%	10/01/28	1,000	1,162,430
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS-AGM)(a)	5.00%	07/01/30	625	694,394
Sunrise (City of); Series 1998, Ref. Utility System RB (INS-AMBAC)(a)	5.00%	10/01/28	1,150	1,267,254
				39,200,258

Georgia–3.71%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS-AGC)(a)	5.25%	06/01/34	1,000	1,123,520
Atlanta (City of); Series 2009 B, Water & Wastewater RB (INS-AGM)(a)	5.25%	11/01/34	1,500	1,712,955
Series 2009 B, Water & Wastewater RB (INS-AGM)(a)	5.38%	11/01/39	1,500	1,711,545
Series 2010 C, Ref. General Airport RB	5.25%	01/01/30	1,500	1,738,185
Series 2010 C, Ref. General Airport RB	6.00%	01/01/30	1,000	1,246,580
Series 2010 C, Ref. General Airport RB (INS-AGM)(a)	5.25%	01/01/30	1,500	1,739,325
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	600	731,922
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS-AGM)(a)	5.50%	07/01/34	1,000	1,125,830
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	2,186,260
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC (INS-AGC)(a)	6.38%	08/01/29	2,135	2,499,637
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	1,500	1,667,235
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS-AGC)(a)	5.50%	06/15/35	1,020	1,172,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/30	$750	$830,572
Valdosta (City of) & Lowndes (County of) Hospital Authority (South Medical Center); Series 2011 B, RB	5.00%	10/01/41	2,000	2,229,520
				21,715,709

Guam–0.20%
Guam (Territory of) Power Authority; Series 2010 A, RB (INS-AGM)(a)	5.00%	10/01/37	1,100	1,175,460

Idaho–0.13%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	6.13%	12/01/28	655	789,727

Illinois–6.77%
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP-GNMA)(f)	6.13%	02/20/42	1,460	1,462,701
Chicago (City of) (O’Hare International Airport); Series 2012 B, Ref. Sr. Lien General Airport RB(f)	5.00%	01/01/30	5,000	5,555,850
Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/33	1,270	1,505,801
Chicago (City of); Series 2011 A, Sales Tax RB	5.00%	01/01/41	1,000	1,117,610
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS-NATL)(a)	5.85%	07/01/19	1,750	1,757,560
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB	6.00%	10/01/32	1,000	1,188,380
Illinois (State of) Finance Authority (Evangelical Hospitals); Series 1992 A, Ref. RB(b)	6.25%	04/15/22	1,000	1,304,780
Series 1992 C, RB(b)	6.25%	04/15/22	1,150	1,500,497
Illinois (State of) Finance Authority (Loyola University of Chicago); Series 2012 B, RB	5.00%	07/01/42	1,500	1,691,280
Illinois (State of) Finance Authority (Northwestern University); Series 1997, Medium-Term RB(b)(c)(d)	5.25%	11/01/14	1,000	1,084,010
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 1999 B, RB (INS-AGM)(a)	5.25%	05/15/29	3,000	3,220,710
Illinois (State of) Finance Authority (Robert Morris College); Series 2000, RB (INS-NATL) (a)	5.75%	06/01/20	1,305	1,308,432
Series 2000, RB (INS-NATL)(a)	5.80%	06/01/30	1,000	1,001,580
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS-AGM)(a)	5.38%	03/01/35	1,000	1,118,600
Illinois (State of) Finance Authority (The Carle Foundation); Series 2011 A, RB	5.75%	08/15/34	1,000	1,193,070
Series 2011 A, RB (INS-AGM)(a)	6.00%	08/15/41	650	768,404
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2012 A, RB	5.00%	06/15/42	3,500	3,932,635
Illinois (State of) Municipal Electric Agency; Series 2006, Power Supply System RB (INS-NATL)(a)	5.00%	02/01/26	4,000	4,431,400
Northern Illinois University; Series 2011, Ref. Auxiliary Facilities System RB (INS-AGM)(a)	5.25%	04/01/28	2,000	2,225,360
Series 2011, Ref. Auxiliary Facilities System RB (INS-AGM)(a)	5.50%	04/01/26	2,000	2,284,280
				39,652,940

Indiana–4.38%
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/41	1,000	1,108,490
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	243,304
Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS-AMBAC)(a)(f)	5.00%	01/01/18	500	562,240
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS-AGC)(a)	5.25%	01/01/29	1,000	1,130,280
Lake Central Multi-District School Building Corp.; Series 2012 B, First Mortgage RB	5.00%	07/15/24	4,185	5,119,636
Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS-AGM)(a)	5.25%	01/15/27	2,815	3,234,998
Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB	5.25%	08/01/25	1,570	1,774,304
Petersburg (City of) (Indianapolis Power & Light Co.); Series 1993 B, Ref. PCR (INS-NATL)(a)	5.40%	08/01/17	9,850	11,383,448
Rockville School Building Corp.; Series 2006, First Mortgage RB (INS-AGM)(a)	5.00%	07/15/26	1,000	1,092,960
				25,649,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–1.08%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.50%	06/15/30	$1,000	$1,134,990
Series 2011, Hospital RB	5.63%	06/15/31	1,500	1,715,565
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	1,200	1,220,952
Iowa (State of) Finance Authority (Iowa Health System); Series 2005, Health Facilities RB (INS-AGC)(a)	5.25%	02/15/29	2,000	2,253,940
				6,325,447

Kansas–0.39%
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.38%	03/01/29	1,000	1,133,900
Wyandotte (County of) & Kansas City (City of) Unified Government (Board of Public Utilities); Series 2012 A, Ref. Utility System RB	5.00%	09/01/32	1,000	1,158,550
				2,292,450

Kentucky–0.20%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Subseries 2008 A-1, RB (INS-AGC)(a)	6.00%	12/01/33	1,070	1,193,853

Louisiana–4.11%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/34	550	615,285
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB	5.25%	02/01/34	1,550	1,801,426
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 2011 A, Ref. Hospital RB	6.00%	01/01/39	1,000	1,126,610
Series 2011 A, Ref. Hospital RB (INS-AGM)(a)	5.38%	01/01/31	400	446,520
Series 2011 A, Ref. Hospital RB (INS-AGM)(a)	6.00%	01/01/39	1,000	1,169,720
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB (INS-AGM)(a)	5.00%	10/01/25	1,000	1,141,780
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program); Series 2000, RB (INS-ACA)(a)	6.55%	09/01/25	4,860	5,593,423
Series 2000 A, RB (INS-AMBAC)(a)	6.30%	07/01/30	1,780	2,008,356
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,134,580
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS-AGC)(a)	5.50%	02/01/39	1,500	1,706,250
Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,872,736
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(c)	5.50%	05/15/26	1,010	1,353,602
St. Charles (Parish of) (Valero Energy Corp.); Series 2010, Gulf Opportunity Zone RB(c)(d)	4.00%	06/01/22	1,000	1,104,110
Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS-AGM)(a)	5.00%	04/01/31	2,645	3,013,316
				24,087,714

Maryland–0.67%
Maryland (State of) Health & Higher Educational Facilities Authority (Carroll Hospital); Series 2012 A, RB	5.00%	07/01/37	1,500	1,665,900
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	08/15/41	2,000	2,240,640
				3,906,540

Massachusetts–3.42%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS-NATL)(a)	5.25%	11/01/19	4,900	5,599,181
Massachusetts (State of) Development Finance Agency (Boston University); Series 1999 P, RB	6.00%	05/15/59	5,500	6,986,815
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS-AGM)(a)	5.25%	07/01/33	750	862,642
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/17	732	698,276
Series 2011 A-2, RB	5.50%	11/15/46	38	23,696
Series 2011 B, CAB RB(e)	0.00%	11/15/56	187	996
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/42	1,900	2,109,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Olin College); Series 2003 B, RB (INS-SGI)(a)	5.25%	07/01/33	$2,500	$2,533,700
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/36	1,000	1,219,210
				20,033,839

Michigan–1.04%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB (INS-AGM)(a)	6.25%	07/01/36	1,000	1,164,710
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/29	500	577,375
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(f)	5.00%	12/01/28	2,500	2,835,250
Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,502,903
				6,080,238

Minnesota–0.86%
Minneapolis (City of) (Fairview Health Services); Series 2008 B, Health Care System RB (INS-AGC)(a)	6.50%	11/15/38	1,275	1,572,827
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS-AGC)(a)	5.00%	02/15/30	1,060	1,177,204
St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	2,265,380
				5,015,411

Missouri–1.27%
Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	1,053,140
Gladstone (City of); Series 2006 A, COP (INS-SGI)(a)	5.00%	06/01/22	1,295	1,456,189
Ladue School District; Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/27	1,000	1,117,860
Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,787,575
St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS-AMBAC)(a)	4.50%	02/15/28	1,000	1,026,820
				7,441,584

Montana–0.20%
Montana (State of) Facility Finance Authority (Benefis Health System Obligated Group); Series 2011 A, Hospital RB (INS-AGC)(a)	5.75%	01/01/31	1,000	1,172,160

Nebraska–0.19%
University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	1,000	1,128,560

Nevada–1.49%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	2,236,360
Series 2010 A, Passenger Facility Charge RB (INS-AGM)(a)	5.25%	07/01/39	1,500	1,693,920
Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds	5.63%	07/01/32	1,500	1,791,345
Clark (County of); Series 2004 A-2, Sub. Lien Airport System RB (INS-NATL)(a)	5.13%	07/01/25	1,000	1,052,960
Series 2004 A-2, Sub. Lien Airport System RB (INS-NATL)(a)	5.13%	07/01/27	1,000	1,050,140
Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds	5.00%	06/01/29	800	906,008
				8,730,733

New Hampshire–0.63%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS-AGM)(a)	5.13%	01/01/30	750	829,920
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/42	1,500	1,618,245
New Hampshire (State of) Health & Education Facilities Authority (Wentwort H. Douglas Hospital); Series 2011 A, RB	6.00%	01/01/34	1,100	1,269,565
				3,717,730

New Jersey–3.93%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 2000, Special Facility RB(d)(f)	7.00%	11/15/30	4,000	4,016,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority; Series 2012, Ref. RB	5.00%	06/15/26	$1,000	$1,145,100
Series 2012, Ref. RB	5.00%	06/15/28	3,000	3,393,780
New Jersey (State of) Transportation Trust Fund Authority; Series 2012 A, Transportation System RB	5.00%	06/15/42	1,900	2,110,881
Series 2012 AA, Transportation Program RB	5.00%	06/15/23	5,000	6,090,850
Series 2012 AA, Transportation Program RB	5.00%	06/15/38	1,100	1,235,971
New Jersey (State of) Turnpike Authority; Series 2009 H, RB	5.00%	01/01/36	1,000	1,102,170
Series 2009 I, RB	5.00%	01/01/35	2,000	2,241,080
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/42	1,475	1,656,661
				22,992,493

New Mexico–0.26%
Farmington (City of) (El Paso Electric Co.); Series 2012, Ref. PCR(c)(d)	1.88%	09/01/17	1,500	1,525,215

New York–4.47%
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/94	5,250	6,492,518
New York (City of) Municipal Water Finance Authority; Series 2005 A, Water & Sewer System RB (INS-AGM)(a)	4.50%	06/15/29	1,000	1,043,780
New York (City of); Series 2007 D-1, Unlimited Tax GO Bonds	5.13%	12/01/22	2,500	2,972,225
New York (State of) Dormitory Authority (North Shore—Long Island Jewish Obligated Group); Series 2011 A, RB	5.00%	05/01/32	1,000	1,131,990
Series 2011 A, RB	5.00%	05/01/41	1,000	1,125,850
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/35	1,000	1,154,970
New York (State of) Dormitory Authority (The New York & Presbyterian Hospital); Series 2007, FHA Insured Mortgage Hospital RB(b)(c)	4.75%	08/15/14	270	287,558
New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/34	515	579,864
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/39	500	580,150
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 3, Ref. Liberty RB	5.00%	03/15/44	2,000	2,165,540
Rockland (County of); Series 2012, Limited Tax GO TAN	2.50%	03/06/13	1,500	1,500,420
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/40	2,135	2,414,343
Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(b)	5.50%	01/01/17	2,090	2,327,006
Series 1993 B, General Purpose RB(b)	5.00%	01/01/20	1,960	2,413,760
				26,189,974

North Carolina–0.29%
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	1,114,330
Oak Island (Town of); Series 2009, Enterprise System RB (INS-AGC)(a)	6.00%	06/01/34	500	581,110
				1,695,440

North Dakota–0.66%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS-AGC)(a)	5.13%	02/15/37	1,000	1,108,440
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/31	1,250	1,554,425
North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB (INS-AMBAC)(a)	5.00%	04/01/27	1,085	1,173,720
				3,836,585

Ohio–6.16%
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/32	1,000	1,117,630
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/38	1,025	1,122,406
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/37	3,800	4,252,314
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds	5.00%	12/01/30	1,000	1,158,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cleveland (City of); Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS-NATL)(a)	5.50%	01/01/21	$3,410	$4,293,258
Series 2012 A, Ref. Airport System RB	5.00%	01/01/29	3,320	3,761,859
Cleveland State University; Series 2012, RB	5.00%	06/01/37	1,000	1,119,860
Cuyahoga (County of) (Cleveland Clinic Health System Obligated Group); Series 2003, RB(b)(c)	5.50%	07/01/13	460	468,363
Series 2003, RB	5.50%	01/01/29	565	573,628
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/27	3,295	3,785,395
Middleburg Heights (City of) (Southwest General Health Center) Series 2011, Hospital Facilities RB	5.13%	08/01/31	1,750	1,937,722
Series 2011, Hospital Facilities RB	5.25%	08/01/36	1,500	1,667,505
Middleburg Heights (City of) (Southwest General Health Center) Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB	5.50%	01/01/39	3,750	4,381,087
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2007, RB (INS-NATL)(a)(c)(d)(f)	5.10%	05/01/13	1,750	1,764,420
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009, Ref. PCR(c)(d)	2.25%	09/15/16	2,000	2,026,640
Ohio (State of) Water Development Authority (Firstenergy Nuclear); Series 2010, Ref. RB(c)(d)	2.20%	06/01/16	1,500	1,516,035
Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds (CEP-Ohio School District)	5.00%	12/01/32	1,000	1,131,070
				36,077,272

Oregon–1.34%
Beaverton School District; Series 2009, Limited Tax GO Bonds (INS-AGC)(a)	5.00%	06/01/31	750	889,672
Series 2009, Limited Tax GO Bonds (INS-AGC)(a)	5.13%	06/01/36	500	596,790
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	1,500	1,659,885
Oregon Health & Science University; Series 2012 E, RB	5.00%	07/01/25	520	620,282
Series 2012 E, RB	5.00%	07/01/26	450	533,507
Series 2012 E, RB	5.00%	07/01/30	2,185	2,535,736
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	900	1,019,097
				7,854,969

Pennsylvania–2.78%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB	5.25%	03/01/27	700	822,381
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/29	1,385	1,650,546
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,000	1,129,100
Erie (City of) Parking Authority; Series 2010, Gtd. RB (INS-AGM)(a)	5.20%	09/01/35	1,000	1,152,360
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS-AGC)(a)	5.50%	10/01/32	2,250	2,489,625
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB	5.13%	05/01/36	500	566,615
Philadelphia (City of); Ninth Series 2010, Gas Works RB	5.00%	08/01/30	500	544,390
Series 2009 B, Limited Tax GO Bonds (INS-AGC)(a)	7.00%	07/15/28	2,425	2,855,510
Tenth Series 2011, Ref. Gas Works RB (INS-AGM)(a)	5.00%	07/01/19	2,500	2,891,325
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS-AGC)(a)	5.00%	11/15/33	2,000	2,196,000
				16,297,852

Puerto Rico–4.52%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 TT, RB	5.00%	07/01/37	1,000	995,050
Series 2010 XX, RB	5.25%	07/01/40	3,000	3,035,310
Series 2010 ZZ, Ref. RB	5.25%	07/01/22	1,000	1,083,750
Series 2012 A, RB	5.00%	07/01/29	2,000	2,030,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.; First Subseries 2009 A, RB	5.25%	08/01/27	$2,085	$2,256,595
First Subseries 2009 A, RB(b)(c)	5.50%	08/01/19	20	25,606
First Subseries 2009 A, RB	5.50%	08/01/28	1,980	2,170,832
First Subseries 2010 A, CAB RB(e)	0.00%	08/01/33	2,000	639,000
First Subseries 2010 A, RB (INS-AGM)(a)	5.00%	08/01/40	1,175	1,250,177
First Subseries 2010 A, RB	5.38%	08/01/39	1,220	1,292,919
First Subseries 2010 A, RB	5.50%	08/01/37	2,000	2,139,260
First Subseries 2010 C, RB	5.38%	08/01/38	5,000	5,320,400
First Subseries 2011 A-1, RB	5.00%	08/01/43	1,000	1,042,180
First Subseries 2011 A-1, RB	5.25%	08/01/43	1,000	1,059,630
Series 2011 C, RB	5.00%	08/01/40	2,000	2,151,420
				26,492,589

Rhode Island–0.87%
Rhode Island (State of) Student Loan Authority; Series 2008 A, Sr. Student Loan Program RB(f)	6.00%	12/01/23	195	195,850
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/35	500	561,925
Rhode Island Health & Educational Building Corp. (Educational & General Revenue); Series 2010 A, Higher Education Facility RB (INS-AGM)(a)	4.50%	09/15/30	1,500	1,642,980
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS-AGC)(a)	6.25%	05/15/30	500	588,835
Rhode Island Health & Educational Building Corp. (Public Schools Financing Program—City of Woonsocket); Series 2009 E, RB (INS-AGC)(a)	5.00%	05/15/34	2,000	2,100,540
				5,090,130

South Carolina–1.82%
Beaufort County School District; Series 2007 C, Unlimited Tax GO Bonds (CEP-South Carolina State Department of Education)	4.50%	03/01/32	1,000	1,067,360
College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS-SGI)(a)	4.63%	04/01/30	1,500	1,614,795
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/31	2,120	2,432,424
Myrtle Beach (City of); Series 2004 A, Hospitality Fee RB (INS-NATL)(a)	5.38%	06/01/24	1,150	1,214,021
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS-AGC)(a)	5.00%	01/01/30	500	575,085
Series 2011 D, Ref. Electric RB (INS-AGC)(a)	5.75%	01/01/34	1,000	1,192,210
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,536,855
Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,025	1,050,184
				10,682,934

South Dakota–1.46%
South Dakota (State of) Building Authority; Series 2007, RB (INS-NATL)(a)	4.50%	06/01/30	2,675	2,846,628
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/42	4,000	4,377,600
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS-AGC)(a)	5.50%	08/01/38	1,000	1,156,680
South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	140	141,322
				8,522,230

Tennessee–0.77%
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2010, Hospital RB	5.63%	07/01/30	2,000	2,314,300
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills); Series 2012, Ref. & Improvement RB	5.00%	07/01/27	2,000	2,199,540
				4,513,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–10.50%
Austin (City of); Series 2012, Ref. Electric Utility System RB	5.00%	11/15/37	$1,000	$1,159,640
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS-AGC)(a)	5.00%	03/01/30	1,000	1,123,710
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS-BHAC)(a)	5.00%	08/15/39	1,020	1,128,375
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,633,035
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(c)(d)(f)	5.90%	05/01/28	1,050	1,201,935
Central Texas Regional Mobility Authority; Series 2011, Sr. Lien RB	5.75%	01/01/31	1,000	1,171,780
Cisco Junior College District; Series 2002, Ref. Consolidated Fund RB (INS-AMBAC)(a)	5.25%	07/01/26	145	145,602
Dallas (City of); Series 2007, Ref. Waterworks & Sewer System RB (INS-AMBAC)(a)	4.50%	10/01/27	4,000	4,501,480
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP-Texas Permanent School Fund)(e)	0.00%	08/15/23	2,000	1,590,580
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	933,628
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,100	1,242,659
Series 2010, Thermal Utility RB	4.38%	11/15/35	1,525	1,640,625
Harris County Health Facilities Development Corp. (Texas Children’s Hospital); Series 1999 A, RB(b)	5.25%	10/01/29	2,000	2,009,000
Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/34	875	1,019,506
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(c)(d)	0.86%	06/01/17	3,000	3,000,000
Laredo Community College District; Series 2010, Combined Fee RB (INS-AGM)(a)	5.25%	08/01/35	1,000	1,133,440
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2010, Special Facilities RB	5.25%	11/01/40	1,000	1,098,480
Lower Colorado River Authority; Series 2012 B, Ref. RB	5.00%	05/15/37	1,000	1,125,180
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB	6.00%	02/15/24	2,500	2,792,400
Newark Cultural Education Facilities Finance Corp. (A.W. Brown-Fellowship Leadership); Series 2012, Lease RB	6.00%	08/15/32	620	653,722
North Texas Tollway Authority; Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,195,840
Series 2008 A, Ref. First Tier System RB (INS-AGC)(a)	5.63%	01/01/33	1,750	2,026,850
Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	1,000	1,110,000
Series 2008 K-1, Ref. First Tier System RB (INS-AGC)(a)	5.75%	01/01/38	1,630	1,839,145
Series 2011, Ref. First Tier System RB	5.00%	01/01/38	1,000	1,108,920
Series 2012 C, Ref. First Tier RB(c)(d)	1.95%	01/01/19	1,000	1,027,620
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS-AGC)(a)	5.13%	02/15/31	1,000	1,118,020
Pflugerville (City of); Series 2009, Limited Tax GO Bonds (INS-AGC)(a)	5.30%	08/01/31	860	1,019,306
Series 2009, Limited Tax GO Ctfs. (INS-AGC)(a)	5.38%	08/01/32	755	896,638
Pharr-San Juan-Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.13%	02/01/24	1,010	1,132,786
Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds	5.25%	02/15/33	1,000	1,169,590
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS-AGC)(a)	5.25%	02/15/31	500	564,360
San Jacinto River Authority (Groundwater Reduction Plan Division); Series 2011, Special Project RB (INS-AGM)(a)	5.00%	10/01/32	1,250	1,392,550
Series 2011, Special Project RB (INS-AGM)(a)	5.00%	10/01/37	1,000	1,107,120
Schertz-Cibolo-Universal City Independent School District; Series 2001, Ref. School Building Unlimited Tax GO Bonds (CEP-Texas Permanent School Fund)	5.13%	08/01/25	70	70,299
Southlake (City of); Series 2004, Ref. Limited Tax GO Bonds (INS-AMBAC)(a)	5.20%	02/15/26	835	838,323
Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO Bonds	5.25%	08/01/35	1,840	1,863,129
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/22	1,000	1,156,110
Series 2012, Gas Supply RB	5.00%	12/15/30	1,000	1,090,090
Series 2012, Gas Supply RB	5.00%	12/15/32	1,200	1,297,956

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	$1,325	$1,461,926
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB	5.13%	07/01/22	1,655	1,916,738
Series 2011, Hospital RB	5.25%	07/01/23	2,000	2,323,420
University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,152,370
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS-AMBAC)(a)	5.38%	11/15/24	1,300	1,312,818
				61,496,701

Utah–0.51%
Pleasant Grove (City of); Series 2008, Water RB (INS-AGM)(a)	5.25%	12/01/33	710	818,935
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS-AGM)(a)	5.00%	06/15/36	1,050	1,207,784
Washington City (City of); Series 2003, Sales Tax RB(b)(c)	5.00%	11/15/13	915	943,191
				2,969,910

Vermont–0.78%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,275	1,430,652
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/20	1,250	1,478,837
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS-AGM)(a)	5.00%	12/01/34	1,565	1,678,713
				4,588,202

Virgin Islands–0.14%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/29	750	824,145

Virginia–1.55%
Hampton Roads Sanitation District; Series 2008, Wastewater RB	5.00%	04/01/38	2,000	2,272,760
King George (County of) Industrial Development Authority; Series 2004, Lease RB(b)(c)	5.00%	03/01/14	1,100	1,153,141
Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB(b)(c)	6.00%	12/01/18	1,000	1,288,930
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(f)	5.00%	07/01/27	4,000	4,390,800
				9,105,631

Washington–1.72%
Everett (City of) Public Facilities District; Series 2007 A, Sales Tax & Interlocal RB	5.00%	12/01/23	1,135	1,235,958
Klickitat (County of) Public Utility District No. 1; Series 2006 B, Ref. Electric RB (INS-NATL)(a)	5.00%	12/01/23	2,100	2,376,213
Series 2006 B, Ref. Electric RB (INS-NATL)(a)	5.00%	12/01/24	2,000	2,257,560
Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS-NATL)(a)	5.00%	03/01/35	1,000	1,073,320
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center); Series 2011, RB	5.63%	01/01/35	1,250	1,405,638
Series 2011, RB	6.00%	01/01/31	1,500	1,747,875
				10,096,564

West Virginia–0.57%
West Virginia (State of) Economic Development Authority (Appalachian Power Co.—Amos); Series 2011 A, Ref. Solid Waste Disposal Facilities RB(c)(d)(f)	2.25%	09/01/16	3,250	3,311,295

Wisconsin–1.37%
Adams-Friendship Area School District; Series 1996, Ref. Unlimited Tax GO Bonds (INS-AMBAC)(a)	6.50%	04/01/15	1,340	1,492,907
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS-AGC)(a)	5.13%	02/15/30	1,500	1,676,475
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	825,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Bond Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/27	$1,585	$1,808,564
Series 2012, RB	5.00%	06/01/39	2,000	2,199,660
				8,003,289

Wyoming–0.19%
Laramie (County of) (Cheyenne Regional Medical Center); Series 2012, Hospital RB	5.00%	05/01/32	1,000	1,121,270
TOTAL INVESTMENTS(g)–98.60% (Cost $520,120,458)				577,573,455
OTHER ASSETS LESS LIABILITIES–1.40%				8,188,288
NET ASSETS–100.00%				$585,761,743

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
INS	– Insurer
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TAN	– Tax Anticipation Notes

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(e)	Zero coupon bonds issued at a discount.
(f)	Security subject to the alternative minimum tax.
(g)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	11.1%
Assured Guaranty Corp.	9.3
National Public Finance Guarantee Corp.	9.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Bond Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $520,120,458)	$577,573,455
Cash	939,080
Receivable for:
Investments sold	1,067,619
Fund shares sold	1,394,822
Interest	6,364,545
Fund expenses absorbed	14,118
Investment for trustee deferred compensation and retirement plans	91,628
Other assets	31,691
Total assets	587,476,958

Liabilities:
Payable for:
Fund shares reacquired	740,122
Dividends	555,186
Accrued fees to affiliates	169,784
Accrued trustees’ and officers’ fees and benefits	3,992
Accrued other operating expenses	68,565
Trustee deferred compensation and retirement plans	177,566
Total liabilities	1,715,215
Net assets applicable to shares outstanding	$585,761,743

Net assets consist of:
Shares of beneficial interest	$528,208,031
Undistributed net investment income	(4,982)
Undistributed net realized gain	105,697
Unrealized appreciation	57,452,997
$585,761,743

Net Assets:
Class A	$348,617,895
Class B	$6,300,978
Class C	$55,500,906
Class Y	$37,619,363
Investor Class	$137,722,601

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	41,124,774
Class B	741,891
Class C	6,551,853
Class Y	4,435,627
Investor Class	16,237,095
Class A:
Net asset value per share	$8.48
Maximum offering price per share
(Net asset value of $8.48 ÷ 95.75%)	$8.86
Class B:
Net asset value and offering price per share	$8.49
Class C:
Net asset value and offering price per share	$8.47
Class Y:
Net asset value and offering price per share	$8.48
Investor Class:
Net asset value and offering price per share	$8.48

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Bond Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$25,712,572

Expenses:
Advisory fees	2,454,367
Administrative services fees	158,400
Custodian fees	20,535
Distribution fees:
Class A	847,351
Class B	71,937
Class C	531,078
Investor Class	241,413
Transfer agent fees	351,746
Trustees’ and officers’ fees and benefits	44,438
Other	296,325
Total expenses	5,017,590
Less: Fees waived and expense offset arrangement(s)	(269,812)
Net expenses	4,747,778
Net investment income	20,964,794

Realized and unrealized gain from:
Net realized gain from investment securities	1,236,558
Change in net unrealized appreciation of investment securities	11,421,647
Net realized and unrealized gain	12,658,205
Net increase in net assets resulting from operations	$33,622,999

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$20,964,794	$20,703,551
Net realized gain	1,236,558	568,229
Change in net unrealized appreciation	11,421,647	38,804,453
Net increase in net assets resulting from operations	33,622,999	60,076,233

Distributions to shareholders from net investment income:
Class A	(12,498,126)	(12,644,191)
Class B	(212,660)	(297,091)
Class C	(1,559,552)	(1,637,561)
Class Y	(1,403,562)	(1,392,618)
Investor Class	(5,205,444)	(5,857,793)
Total distributions from net investment income	(20,879,344)	(21,829,254)

Share transactions-net:
Class A	26,409,950	30,612,715
Class B	(1,434,803)	(1,386,261)
Class C	5,773,322	2,594,319
Class Y	1,360,640	7,103,285
Investor Class	(1,266,164)	2,355,901
Net increase in net assets resulting from share transactions	30,842,945	41,279,959
Net increase in net assets	43,586,600	79,526,938

Net assets:
Beginning of year	542,175,143	462,648,205
End of year (includes undistributed net investment income of $(4,982) and $(98,388), respectively)	$585,761,743	$542,175,143

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Municipal Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be

23                         Invesco Municipal Bond Fund

considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.

Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.

24                         Invesco Municipal Bond Fund

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.50%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.70%, 1.45%, 1.45%, 0.45% and 0.70%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

For the year ended February 28, 2013, the Adviser waived advisory fees of $269,050.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $96,494 in front-end sales commissions from the sale of Class A shares and $4,695, $13,555 and $2,181 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

25                         Invesco Municipal Bond Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2013, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2013, the Fund engaged in securities purchases of $124,890,308 and securities sales of $151,520,260.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $762.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

26                         Invesco Municipal Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income — tax-exempt	$20,879,344	$21,829,254

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$112,305
Undistributed long-term gain	196,714
Net unrealized appreciation — investments	57,453,842
Temporary book/tax differences	(165,545)
Post-October deferrals	(43,604)
Shares of beneficial interest	528,208,031
Total net assets	$585,761,743

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $927,858 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of February 28, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $144,161,009 and $93,174,855, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$58,088,234
Aggregate unrealized (depreciation) of investment securities	(634,392)
Net unrealized appreciation of investment securities	$57,453,842

Cost of investments for tax purposes is $520,119,613.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2013, undistributed net investment income was increased by $7,956 and shares of beneficial interest was decreased by $7,956. This reclassification had no effect on the net assets of the Fund.

27                         Invesco Municipal Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	10,536,953	$88,666,912	9,067,417	$72,310,438
Class B	181,736	1,530,279	278,721	2,230,941
Class C	1,818,484	15,298,790	1,568,388	12,571,444
Class Y	1,414,653	11,927,302	1,970,991	15,727,312
Investor Class	1,761,617	14,845,272	1,194,614	9,580,624

Issued as reinvestment of dividends:
Class A	947,200	7,969,218	979,596	7,816,352
Class B	15,154	127,548	20,903	166,792
Class C	129,145	1,084,652	136,382	1,084,701
Class Y	136,094	1,144,148	134,203	1,068,878
Investor Class	460,420	3,871,526	522,722	4,160,942

Automatic conversion of Class B shares to Class A shares:
Class A	124,649	1,049,084	255,908	2,058,179
Class B	(124,412)	(1,049,084)	(255,509)	(2,058,179)

Reacquired:
Class A	(8,462,940)	(71,275,264)	(6,510,959)	(51,572,254)
Class B	(242,786)	(2,043,546)	(220,356)	(1,725,815)
Class C	(1,259,427)	(10,610,120)	(1,396,435)	(11,061,826)
Class Y	(1,399,029)	(11,710,810)	(1,225,053)	(9,692,905)
Investor Class	(2,376,512)	(19,982,962)	(1,432,585)	(11,385,665)
Net increase in share activity	3,660,999	$30,842,945	5,088,948	$41,279,959

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28                         Invesco Municipal Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$8.29	$0.31	$0.19	$0.50	$(0.31)	$8.48	6.14%		$348,618	0.78	%(d)	0.83	%(d)	3.71	%(d)	17%
Year ended 02/29/12	7.67	0.34	0.64	0.98	(0.36)	8.29	13.06		314,658	0.66		0.85		4.28		18
Year ended 02/28/11	7.93	0.36	(0.26)	0.10	(0.36)	7.67	1.20		262,081	0.57		0.83		4.58		16
Seven months ended 02/28/10	7.70	0.21	0.23	0.44	(0.21)	7.93	5.73		407,725	0.57	(e)	0.83	(e)	4.55	(e)	12
Year ended 07/31/09	7.78	0.35	(0.09)	0.26	(0.34)	7.70	3.55		373,124	0.74		0.86		4.63		31
Year ended 07/31/08	7.94	0.34	(0.17)	0.17	(0.33)	7.78	2.23		386,383	0.84		0.84		4.25		29
Class B
Year ended 02/28/13	8.30	0.25	0.19	0.44	(0.25)	8.49	5.34		6,301	1.53	(d)	1.58	(d)	2.96	(d)	17
Year ended 02/29/12	7.68	0.28	0.64	0.92	(0.30)	8.30	12.22		7,572	1.41		1.60		3.53		18
Year ended 02/28/11	7.94	0.30	(0.26)	0.04	(0.30)	7.68	0.44		8,360	1.32		1.58		3.83		16
Seven months ended 02/28/10	7.71	0.17	0.23	0.40	(0.17)	7.94	5.27		13,596	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.79	0.29	(0.09)	0.20	(0.28)	7.71	2.78		16,046	1.49		1.61		3.88		31
Year ended 07/31/08	7.95	0.28	(0.16)	0.12	(0.28)	7.79	1.46		20,797	1.59		1.59		3.50		29
Class C
Year ended 02/28/13	8.28	0.25	0.19	0.44	(0.25)	8.47	5.35		55,501	1.53	(d)	1.58	(d)	2.96	(d)	17
Year ended 02/29/12	7.66	0.28	0.64	0.92	(0.30)	8.28	12.24		48,545	1.41		1.60		3.53		18
Year ended 02/28/11	7.92	0.30	(0.26)	0.04	(0.30)	7.66	0.43		42,560	1.32		1.58		3.83		16
Seven months ended 02/28/10	7.70	0.17	0.22	0.39	(0.17)	7.92	5.14		45,088	1.32	(e)	1.58	(e)	3.80	(e)	12
Year ended 07/31/09	7.77	0.29	(0.08)	0.21	(0.28)	7.70	2.91		36,085	1.49		1.61		3.88		31
Year ended 07/31/08	7.94	0.28	(0.18)	0.10	(0.27)	7.77	1.33		20,283	1.59		1.59		3.50		29
Class Y
Year ended 02/28/13	8.29	0.33	0.19	0.52	(0.33)	8.48	6.40		37,619	0.53	(d)	0.58	(d)	3.96	(d)	17
Year ended 02/29/12	7.67	0.36	0.64	1.00	(0.38)	8.29	13.34		35,508	0.41		0.60		4.53		18
Year ended 02/28/11	7.93	0.38	(0.26)	0.12	(0.38)	7.67	1.45		26,104	0.32		0.58		4.83		16
Seven months ended 02/28/10	7.70	0.22	0.23	0.45	(0.22)	7.93	5.88		7,204	0.32	(e)	0.58	(e)	4.80	(e)	12
Year ended 07/31/09(f)	7.46	0.30	0.24	0.54	(0.30)	7.70	7.34		5,855	0.46	(e)	0.61	(e)	4.91	(e)	31
Investor Class
Year ended 02/28/13	8.29	0.32	0.19	0.51	(0.32)	8.48	6.22	(g)	137,723	0.71	(d)(g)	0.76	(d)(g)	3.78	(d)(g)	17
Year ended 02/29/12	7.67	0.34	0.64	0.98	(0.36)	8.29	13.14		135,893	0.57		0.76		4.37		18
Year ended 02/28/11	7.93	0.36	(0.26)	0.10	(0.36)	7.67	1.28		123,542	0.50		0.76		4.65		16
Seven months ended 02/28/10	7.71	0.21	0.22	0.43	(0.21)	7.93	5.65		130,726	0.52	(e)	0.78	(e)	4.60	(e)	12
Year ended 07/31/09	7.79	0.36	(0.09)	0.27	(0.35)	7.71	3.67		126,245	0.64		0.76		4.73		31
Year ended 07/31/08	7.95	0.35	(0.17)	0.18	(0.34)	7.79	2.35		130,356	0.72		0.72		4.37		29

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $338,940, $7,194, $53,108, $35,662 and $137,773 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 for Class Y shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18% for the year ended February 28, 2013.

NOTE 13—Subsequent Event

The Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities (the “Reorganization”) to Invesco Municipal Income Fund (the “Acquiring Fund”).

The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2013. Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

29                         Invesco Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

30                         Invesco Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	Actual		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,023.70	$4.11	$1,020.73	$4.11	0.82%
B	1,000.00	1,018.60	7.86	1,017.01	7.85	1.57
C	1,000.00	1,019.80	7.86	1,017.01	7.85	1.57
Y	1,000.00	1,023.70	2.86	1,021.97	2.86	0.57
Investor	1,000.00	1,022.90	3.81	1,021.03	3.81	0.76

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31                         Invesco Municipal Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco Municipal Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Municipal Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Municipal Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Municipal Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Municipal Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 MBD-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco Real Estate Fund

Nasdaq:
A: IARAX ■ B: AARBX ■ C: IARCX ■ R: IARRX ■ Y: IARYX
Investor: REINX ■ R5: IARIX ■ R6: IARFX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Phillip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

Equity real estate investment trusts (REITs) benefited from slow economic growth and investors’ search for yield during the fiscal year ended February 28, 2013. As a result, Invesco Real Estate Fund, at net asset value (NAV), delivered positive returns over the reporting period, outperforming its broad market index, the S&P 500 Index. However, security selection and overweight exposure to apartment REITs generally hurt Fund performance relative to its style-specific benchmark, the FTSE NAREIT All Equity REITs Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	14.90%
Class B Shares	14.07
Class C Shares	14.02
Class R Shares	14.60
Class Y Shares	15.18
Investor Class Shares	14.92
Class R5 Shares*	15.33
Class R6 Shares**	15.12
S&P 500 Index‚ (Broad Market Index)	13.46
FTSE NAREIT All Equity REITs Index■ (Style-Specific Index)	19.19
Lipper Real Estate Funds Index¿ (Peer Group Index)	11.65

Source(s): ‚Invesco, S&P-DJ via FactSet Research Systems Inc.; ■Invesco, FTSE via FactSet Research Systems Inc.; ¿Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a fund focused on total return that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams and flexible balance sheets.
■	Attractive valuations relative to peers.

We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.

We consider selling a holding when:

■	Relative valuation falls below desired levels.
■	Risk-return relationships change significantly.

■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year began with improving economic data in the US and a small rally in equities. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets. This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate over the summer. While corporate earnings remained solid until late in the year, financial markets were negatively influenced by headline economic data.

    Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Asian governments continued to try to balance key aims of supporting growth while preventing asset bubbles. China announced a surprise interest rate cut in July and the Bank of Japan announced an expansion and extension of its asset purchase plan in September, following the US and European central banks’ monetary easing announcements.

    Toward the end of 2012 market psychology turned negative – first due to uncertainty about the outcome of the US presidential election and then due to the “fiscal cliff.” Policymakers managed a fiscal cliff compromise on the first day of 2013. The deal included an end to the payroll tax holiday which raised payroll taxes 2% across the board for all wage earners, higher income taxes and reduced deductions for high earners and an extension of unemployment benefits and college tuition tax credits. Although decisions about government spending and whether to raise the debt ceiling or balance the budget were delayed until a later date, equity markets responded favorably to the compromise

    Despite volatility for much of the fiscal year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive

Portfolio Composition
By property type

Apartments	15.9%
Regional Malls	15.6
Healthcare	13.9
Industrial/Office: Office	12.0
Shopping Centers	7.2
Timber REITs	6.0
Industrial/Office: Industrial	5.9
Lodging-Resorts	5.6
Infrastructure	5.3
Self Storage Facilities	4.4
Diversified	3.4
Industrial/Office: Mixed	1.7
Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1. Simon Property Group, Inc.	7.6%
2. Ventas, Inc.	5.8
3. American Tower Corp.	5.3
4. Macerich Co. (The)	4.5
5. DDR Corp.	4.3
6. Essex Property Trust, Inc.	4.2
7. Prologis, Inc.	4.1
8. Health Care REIT, Inc.	4.1
9. Host Hotels & Resorts Inc.	4.1
10. Weyerhaeuser Co.	3.7

Total Net Assets	$2.4 billion

Total Number of Holdings*	48

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Real Estate Fund

returns.1 Telecommunication services, health care, financials, consumer discretionary and consumer staples led performance during the fiscal year, while information technology, energy and materials lagged.

    The US equity REIT market, as measured by the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark, was among the strongest-performing asset classes during the fiscal year, outperforming the broad market, measured by the S&P 500 Index. The Fund underperformed its style-specific benchmark for the fiscal year, primarily as a result of security selection and overweight exposure to apartment REITs. Other detractors from Fund performance included underweight exposure to health care REITs, an underweight position in freestanding retail REITs and security selection in lodging/resorts. Cash, although representing an average of only 2.10% of net assets during the fiscal year, also detracted from relative performance given strong returns in the REIT asset class. Positive contributions came from an overweight position in industrial REITs, security selection in self-storage facilities, an underweight position in diversified REITs, and a lack of exposure to manufactured homes.

    Top benchmark-relative contributors during the fiscal year included overweight positions in DDR and Ventas. Retail REIT DDR focuses on open-air shopping centers across the US, including Puerto Rico. Management’s efforts in leasing and managing the company’s portfolio has yielded above-average earnings growth. Ventas is a diversified health care REIT with properties located in the US and Canada. In general, the health care REIT sector has experienced low supply and industry consolidation. Ventas’ 2012 funds from operations benefited from recent acquisitions, including $2.7 billion in investments made during the fiscal year, as well as rent increases.2

    Apartment REITs UDR and AvalonBay Communities were top detractors from Fund performance during the fiscal year. While apartment REITs generally underperformed, homebuilding and timber companies performed stronger than we had anticipated as investors sought to capitalize on improvements in single family housing. UDR had been repositioning its portfolio toward more supply-constrained coastal markets and we added to holdings following share price weakness. AvalonBay Communities, in conjunction with Equity Residential, purchased Archstone Apartments toward the end of the fiscal year. This purchase seems to have partially eliminated concerns about Archstone’s initial public offering, which was hanging over the apartment REIT sector. We maintained the Fund’s overweight position in apartment REITs based on favorable relative value and above-average earnings growth expectations.

    Reduced correlation among stocks and declining volatility resulted in increased portfolio activity during the fiscal year. Significant changes that we made included reductions in HCP, Boston Properties and Equity Residential. We also eliminated Digital Realty and Federal Realty from the Fund during the reporting period. New additions we made to the Fund during the fiscal year included Piedmont Office Realty Trust, Senior Housing Properties Trust and CubeSmart. We increased our existing holdings in DDR, Health Care REIT and Macerich.

    At the close of the reporting period and relative to our style-specific benchmark, we were overweight in apartment, office, regional mall and industrial REITs. Conversely, we were underweight in diversified, shopping center and self-storage REITs. Additionally, the Fund had no exposure to freestanding retail REITs or manufactured homes, while the index had modest exposure in these REIT sectors.

    At the close of the reporting period, we continued to favor companies with higher-quality assets, supply-constrained markets and flexible, generally less-leveraged balance sheets. We maintained a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your continued investment in Invesco Real Estate Fund.

1	Source: Lipper Inc.
2	Source: Ventas, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco Real Estate Fund. He is head of real estate securities for Invesco Real
Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned his BBA in economics and finance as well as his MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a
BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. She joined Invesco in 1998.
Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

6                 Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.50%
10 Years	11.99
5 Years	5.17
1 Year	8.56

Class B Shares
Inception (3/3/98)	9.15%
10 Years	11.98
5 Years	5.25
1 Year	9.07

Class C Shares
Inception (5/1/95)	10.65%
10 Years	11.81
5 Years	5.57
1 Year	13.02

Class R Shares
10 Years	12.38%
5 Years	6.10
1 Year	14.60

Class Y Shares
10 Years	12.75%
5 Years	6.59
1 Year	15.18

Investor Class Shares
10 Years	12.64%
5 Years	6.36
1 Year	14.92

Class R5 Shares
10 Years	13.10%
5 Years	6.86
1 Year	15.33

Class R6 Shares
10 Years	12.65%
5 Years	6.41
1 Year	15.12

Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.38%
10 Years	11.64
5 Years	3.71
1 Year	10.15

Class B Shares
Inception (3/3/98)	9.02%
10 Years	11.63
5 Years	3.76
1 Year	10.68

Class C Shares
Inception (5/1/95)	10.56%
10 Years	11.46
5 Years	4.10
1 Year	14.63

Class R Shares
10 Years	12.02%
5 Years	4.62
1 Year	16.25

Class Y Shares
10 Years	12.38%
5 Years	5.10
1 Year	16.84

Investor Class Shares
10 Years	12.28%
5 Years	4.87
1 Year	16.48

Class R5 Shares
10 Years	12.73%
5 Years	5.37
1 Year	16.99

Class R6 Shares
10 Years	12.28%
5 Years	4.92
1 Year	16.68

applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.30%, 2.05%, 2.05%, 1.55%, 1.05%, 1.30%, 0.86% and 0.79%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7                Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

REIT risk/real estate risk. Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate-related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.

■

Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.
■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IARAX
Class B Shares	AARBX
Class C Shares	IARCX
Class R Shares	IARRX
Class Y Shares	IARYX
Investor Class Shares	REINX
Class R5 Shares	IARIX
Class R6 Shares	IARFX

8                Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2013

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–96.89%
Apartments–15.87%
Apartment Investment & Management Co.–Class A	1,108,900	$32,845,618
AvalonBay Communities, Inc.	580,177	72,423,495
Equity Residential	1,169,588	64,374,124
Essex Property Trust, Inc.	679,657	101,262,096
Mid-America Apartment Communities, Inc.	210,975	14,650,104
Post Properties, Inc.	343,250	16,386,755
UDR, Inc.	3,330,570	79,467,400
		381,409,592

Diversified–3.43%
BGP Holdings PLC (Malta) (Acquired 08/06/09; Cost $0)(b)(c)	3,547,941	0
BRCP Realty LP (Acquired 05/29/03-05/29/08; Cost $921,277)(b)(c)(d)	2,789,299	792,705
Vornado Realty Trust	1,018,980	81,732,386
		82,525,091

Healthcare–13.93%
HCP, Inc.	225,656	11,030,065
Health Care REIT, Inc.	1,542,979	98,966,673
Healthcare Realty Trust, Inc.	1,149,666	30,581,116
Healthcare Trust of America, Inc.–Class A	380,862	4,372,296
Senior Housing Properties Trust	2,004,330	50,288,640
Ventas, Inc.	1,972,689	139,626,927
		334,865,717

Industrial/Office: Industrial–5.95%
Cabot Industrial Value Fund II LP (Acquired 11/10/05-05/12/09; Cost $3,266,500)(b)(c)(d)	6,533	2,439,739
DCT Industrial Trust Inc.	3,931,218	28,540,643
Exeter Industrial Value Fund LP (Acquired 11/06/07-04/18/11; Cost $4,185,000)(c)(d)	4,185,000	3,776,255
Keystone Industrial Fund LP (Acquired 03/27/06-06/27/11; Cost $2,808,414)(c)(d)	3,534,653	3,670,981
Keystone Industrial Fund II LP (Acquired 01/08/09-05/25/12; Cost $4,518,750)(c)(d)	4,597,826	5,478,305
Prologis, Inc.	2,543,749	99,053,586
		142,959,509

Industrial/Office: Mixed–1.72%
Duke Realty Corp.	2,556,465	41,312,474

Industrial/Office: Office–12.02%
Alexandria Real Estate Equities, Inc.	730,234	51,948,847
Boston Properties, Inc.	296,485	30,798,862

	Shares	Value
Industrial/Office: Office–(continued)
BR Properties S.A. (Brazil)	32,200	$400,364
BR Properties S.A. (Brazil)(c)	69,800	867,869
Brandywine Realty Trust	1,136,227	15,623,121
BRCP Realty II LP (Acquired 10/02/06-04/04/11; Cost $4,646,429)(b)(c)(d)	4,646,429	2,583,447
Hudson Pacific Properties Inc.	935,600	21,116,492
Kilroy Realty Corp.	1,082,030	57,087,903
Piedmont Office Realty Trust Inc.–Class A	2,633,428	51,773,194
SL Green Realty Corp.	695,843	56,794,706
		288,994,805

Infrastructure–5.25%
American Tower Corp.	1,626,266	126,198,242

Lodging-Resorts–5.56%
Host Hotels & Resorts Inc.	5,883,740	98,081,946
Pebblebrook Hotel Trust	972,831	23,260,389
Starwood Hotels & Resorts Worldwide, Inc.	204,928	12,363,306
		133,705,641

Regional Malls–15.56%
CBL & Associates Properties, Inc.	1,040,800	23,667,792
General Growth Properties, Inc.	3,179,675	60,858,980
Macerich Co. (The)	1,778,930	106,931,482
Simon Property Group, Inc.	1,148,990	182,528,551
		373,986,805

Self Storage Facilities–4.43%
CubeSmart	2,924,898	43,112,997
Public Storage	419,000	63,356,990
		106,469,987

Shopping Centers–7.18%
Acadia Realty Trust	1,164,727	31,354,451
DDR Corp.	5,907,982	102,030,849
Equity One, Inc.	707,693	16,637,862
Retail Opportunity Investments Corp.	1,749,978	22,592,216
		172,615,378

Timber REIT’S–5.99%
Rayonier Inc.	987,434	55,167,938
Weyerhaeuser Co.	3,019,803	88,812,406
		143,980,344
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,763,848,680)		2,329,023,585

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Real Estate Fund

	Shares	Value
Money Market Funds–2.73%
Liquid Assets Portfolio–Institutional Class(e)	32,864,778	$32,864,778
Premier Portfolio–Institutional Class(e)	32,864,778	32,864,778
Total Money Market Funds (Cost $65,729,556)		65,729,556
TOTAL INVESTMENTS–99.62% (Cost $1,829,578,236)		2,394,753,141
OTHER ASSETS LESS LIABILITIES–0.38%		9,091,012
NET ASSETS–100.00%		$2,403,844,153

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $19,609,301, which represented less than 1% of the Fund’s Net Assets.
(d)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exter Industrial Value Fund LP	$315,000	1.26%
BRCP Realty LP	205,351	1.07
Cabot Industrial Value Fund II LP	223,500	0.79
BRCP Realty II LP	353,571	0.73
Keystone Industrial Fund II LP	402,174	0.71
Keystone Industrial Fund LP	69,307	0.69

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,763,848,680)	$2,329,023,585
Investments in affiliated money market funds, at value and cost	65,729,556
Total investments, at value (Cost $1,829,578,236)	2,394,753,141
Foreign currencies, at value (Cost $30,258)	29,876
Receivable for:
Investments sold	46,200,106
Fund shares sold	4,597,702
Dividends and interest	1,844,167
Investment for trustee deferred compensation and retirement plans	78,472
Other assets	47,375
Total assets	2,447,550,839

Liabilities:
Payable for:
Investments purchased	34,569,497
Fund shares reacquired	7,071,586
Accrued fees to affiliates	1,658,067
Accrued trustees’ and officers’ fees and benefits	8,580
Accrued other operating expenses	110,893
Trustee deferred compensation and retirement plans	288,063
Total liabilities	43,706,686
Net assets applicable to shares outstanding	$2,403,844,153

Net assets consist of:
Shares of beneficial interest	$1,759,370,311
Undistributed net investment income	8,380,042
Undistributed net realized gain	70,919,441
Unrealized appreciation	565,174,359
$2,403,844,153

Net Assets:
Class A	$1,420,235,664
Class B	$15,770,473
Class C	$151,759,850
Class R	$144,908,960
Class Y	$154,463,862
Investor Class	$62,118,040
Class R5	$453,841,559
Class R6	$745,745

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	56,327,113
Class B	626,040
Class C	6,042,933
Class R	5,745,661
Class Y	6,126,029
Investor Class	2,468,222
Class R5	17,992,641
Class R6	29,565
Class A:
Net asset value per share	$25.21
Maximum offering price per share
(Net asset value of $25.21 ÷ 94.50%)	$26.68
Class B:
Net asset value and offering price per share	$25.19
Class C:
Net asset value and offering price per share	$25.11
Class R:
Net asset value and offering price per share	$25.22
Class Y:
Net asset value and offering price per share	$25.21
Investor Class:
Net asset value and offering price per share	$25.17
Class R5:
Net asset value and offering price per share	$25.22
Class R6:
Net asset value and offering price per share	$25.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Dividends	$47,097,615
Dividends from affiliated money market funds	64,250
Interest	175,248
Total investment income	47,337,113

Expenses:
Advisory fees	17,148,730
Administrative services fees	498,662
Custodian fees	73,780
Distribution fees:
Class A	3,567,784
Class B	222,453
Class C	1,488,332
Class R	736,274
Investor Class	153,419
Transfer agent fees — A, B, C, R, Y and Investor	4,358,365
Transfer agent fees — R5	399,543
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	114,089
Other	393,025
Total expenses	29,154,462
Less: Fees waived and expense offset arrangement(s)	(69,062)
Net expenses	29,085,400
Net investment income	18,251,713

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	232,921,614
Foreign currencies	(7,510)
232,914,104
Change in net unrealized appreciation (depreciation) of:
Investment securities	69,550,523
Foreign currencies	(375)
69,550,148
Net realized and unrealized gain	302,464,252
Net increase in net assets resulting from operations	$320,715,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$18,251,713	$15,891,521
Net realized gain	232,914,104	147,905,819
Change in net unrealized appreciation (depreciation)	69,550,148	(79,349,457)
Net increase in net assets resulting from operations	320,715,965	84,447,883

Distributions to shareholders from net investment income:
Class A	(5,540,421)	(9,863,066)
Class B	—	(47,209)
Class C	—	(143,668)
Class R	(211,025)	(738,286)
Class Y	(825,583)	(869,097)
Investor Class	(237,480)	(468,947)
Class R5	(3,102,520)	(4,633,920)
Class R6	(21)	—
Total distributions from net investment income	(9,917,050)	(16,764,193)

Distributions to shareholders from net realized gains:
Class A	(112,498,353)	—
Class B	(1,503,813)	—
Class C	(11,841,169)	—
Class R	(11,562,284)	—
Class Y	(11,770,721)	—
Investor Class	(4,889,168)	—
Class R5	(34,199,271)	—
Class R6	(800)	—
Total distributions from net realized gains	(188,265,579)	—

Share transactions–net:
Class A	(22,439,939)	215,480,865
Class B	(12,886,004)	(15,892,122)
Class C	(682,929)	14,018,151
Class R	(3,549,774)	(2,411,793)
Class Y	58,966,343	13,929,032
Investor Class	146,629	(5,720,154)
Class R5	51,114,088	(17,885,848)
Class R6	724,433	—
Net increase in net assets resulting from share transactions	71,392,847	201,518,131
Net increase in net assets	193,926,183	269,201,821

Net assets:
Beginning of year	2,209,917,970	1,940,716,149
End of year (includes undistributed net investment income of $8,380,042 and $(8,802), respectively)	$2,403,844,153	$2,209,917,970
Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

13                         Invesco Real Estate Fund

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14                         Invesco Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

15                         Invesco Real Estate Fund

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 1.55%, 2.30%, 2.30%, 1.80%, 1.30%, 1.55% and 1.30%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $65,591.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

16                         Invesco Real Estate Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $170,858 in front-end sales commissions from the sale of Class A shares and $2,041, $25,923 and $4,825 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,376,011,709	$—	$18,741,432	$2,394,753,141

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,471.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$9,917,050	$16,764,193
Long-term capital gain	188,265,579	—
Total distributions	$198,182,629	$16,764,193

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$11,889,364
Undistributed long-term gain	97,929,170
Net unrealized appreciation — investments	540,605,841
Net unrealized appreciation (depreciation) — other investments	(545)
Temporary book/tax differences	(277,842)
Post-October deferrals	(5,672,146)
Shares of beneficial interest	1,759,370,311
Total net assets	$2,403,844,153

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership adjustments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at February 28, 2013.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $1,376,692,594 and $1,495,265,927, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$549,946,671
Aggregate unrealized (depreciation) of investment securities	(9,340,830)
Net unrealized appreciation of investment securities	$540,605,841

Cost of investments for tax purposes is $1,854,147,300.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnership adjustments, on February 28, 2013, undistributed net investment income was increased by $54,181, undistributed net realized gain was increased by $61,141 and shares of beneficial interest was decreased by $115,322. This reclassification had no effect on the net assets of the Fund.

18                         Invesco Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	14,522,760	$369,939,857	14,429,349	$328,434,671
Class B	57,588	1,473,529	59,777	1,366,961
Class C	1,061,329	26,951,343	704,805	16,005,066
Class R	1,575,533	40,114,421	1,884,847	42,833,084
Class Y	3,587,802	89,986,737	1,830,132	41,781,867
Investor Class	405,943	10,319,988	464,685	10,543,926
Class R5	6,639,821	168,916,603	5,925,741	134,136,752
Class R6(b)	31,093	762,627	—	—

Issued as reinvestment of dividends:
Class A	4,880,803	116,825,135	426,387	9,406,625
Class B	61,788	1,477,350	1,979	43,320
Class C	486,231	11,591,761	5,954	130,035
Class R	492,019	11,773,047	33,512	738,283
Class Y	510,983	12,233,888	31,793	701,681
Investor Class	210,621	5,032,653	20,476	450,567
Class R5	1,507,038	36,108,347	191,317	4,215,530

Automatic conversion of Class B shares to Class A shares:
Class A	433,707	11,021,213	458,244	10,432,712
Class B	(432,731)	(11,021,213)	(456,556)	(10,432,712)

Issued in connection with acquisitions(c)
Class A	—	—	13,425,423	314,361,424
Class C	—	—	1,366,470	32,010,847
Class Y	—	—	763,129	17,866,750
Class R5	—	—	540	12,647

Reacquired:
Class A	(20,525,302)	(520,226,144)	(19,903,898)	(447,154,567)
Class B	(189,518)	(4,815,670)	(303,222)	(6,869,691)
Class C	(1,552,011)	(39,226,033)	(1,514,575)	(34,127,797)
Class R	(2,185,554)	(55,437,242)	(2,041,475)	(45,983,160)
Class Y	(1,700,391)	(43,254,282)	(2,092,323)	(46,421,266)
Investor Class	(601,421)	(15,206,012)	(742,374)	(16,714,647)
Class R5	(6,103,465)	(153,910,862)	(7,034,444)	(156,250,777)
Class R6	(1,528)	(38,194)	—	—
Net increase in share activity	3,173,138	$71,392,847	7,935,693	$201,518,131

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Van Kampen Real Estate Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 15,555,562 shares of the Fund for 18,834,617 shares outstanding of the Target Fund as of the close of business on May 20, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on May 20, 2011. The Target Fund’s net assets at that date of $364,251,668, including $87,980,741 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,021,591,490 and $2,385,843,158 immediately after the acquisition. The pro forma results of operations for the year ended February 29, 2012 assuming the reorganization had been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$16,481,207
Net realized/unrealized gains	79,439,100
Change in net assets resulting from operations	$95,920,307

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since May 23, 2011.

19                         Invesco Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total Return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$23.97	$0.19	$3.26	$3.45	$(0.10)	$(2.11)	$(2.21)	$25.21	14.90%	$1,420,236	1.25	%(d)	1.25	%(d)	0.76	%(d)	60%
Year ended 02/29/12	23.03	0.17	0.95	1.12	(0.18)	—	(0.18)	23.97	4.93	1,366,743	1.30		1.30		0.74		64
Year ended 02/28/11	17.60	0.17	5.60	5.77	(0.34)	—	(0.34)	23.03	33.11	1,109,689	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.83	0.22	3.73	3.95	(0.18)	—	(0.18)	17.60	28.59	772,496	1.32	(e)	1.32	(e)	2.33	(e)	32
Year ended 07/31/09	22.47	0.43	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Year ended 07/31/08	29.49	0.43	(1.60)	(1.17)	(0.57)	(5.28)	(5.85)	22.47	(4.31)	794,200	1.30		1.30		1.68		47
Class B
Year ended 02/28/13	24.03	0.00	3.27	3.27	—	(2.11)	(2.11)	25.19	14.07	15,770	2.00	(d)	2.00	(d)	0.01	(d)	60
Year ended 02/29/12	23.11	0.00	0.95	0.95	(0.03)	—	(0.03)	24.03	4.10	27,132	2.05		2.05		(0.01)		64
Year ended 02/28/11	17.66	0.03	5.62	5.65	(0.20)	—	(0.20)	23.11	32.17	42,219	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.89	0.15	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.58	0.34	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Year ended 07/31/08	29.59	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.58	(5.00)	89,297	2.05		2.05		0.93		47
Class C
Year ended 02/28/13	23.97	0.00	3.25	3.25	—	(2.11)	(2.11)	25.11	14.02	151,760	2.00	(d)	2.00	(d)	0.01	(d)	60
Year ended 02/29/12	23.04	0.00	0.96	0.96	(0.03)	—	(0.03)	23.97	4.16	144,927	2.05		2.05		(0.01)		64
Year ended 02/28/11	17.61	0.03	5.60	5.63	(0.20)	—	(0.20)	23.04	32.14	126,377	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.85	0.15	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.51	0.33	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Year ended 07/31/08	29.52	0.24	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.51	(5.02)	99,078	2.05		2.05		0.93		47
Class R
Year ended 02/28/13	23.98	0.13	3.26	3.39	(0.04)	(2.11)	(2.15)	25.22	14.60	144,909	1.50	(d)	1.50	(d)	0.51	(d)	60
Year ended 02/29/12	23.04	0.11	0.95	1.06	(0.12)	—	(0.12)	23.98	4.65	140,593	1.55		1.55		0.49		64
Year ended 02/28/11	17.61	0.13	5.60	5.73	(0.30)	—	(0.30)	23.04	32.77	137,923	1.55		1.55		0.63		90
Seven months ended 02/28/10	13.84	0.20	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(e)	1.58	(e)	2.08	(e)	32
Year ended 07/31/09	22.49	0.39	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Year ended 07/31/08	29.50	0.36	(1.58)	(1.22)	(0.51)	(5.28)	(5.79)	22.49	(4.52)	48,460	1.55		1.55		1.43		47
Class Y
Year ended 02/28/13	23.97	0.26	3.25	3.51	(0.16)	(2.11)	(2.27)	25.21	15.18	154,464	1.00	(d)	1.00	(d)	1.01	(d)	60
Year ended 02/29/12	23.04	0.22	0.94	1.16	(0.23)	—	(0.23)	23.97	5.15	89,354	1.05		1.05		0.99		64
Year ended 02/28/11	17.60	0.23	5.60	5.83	(0.39)	—	(0.39)	23.04	33.49	73,598	1.05		1.05		1.13		90
Seven months ended 02/28/10	13.83	0.25	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(e)	1.08	(e)	2.59	(e)	32
Year ended 07/31/09(f)	19.74	0.33	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(e)	1.25	(e)	3.21	(e)	74
Investor Class
Year ended 02/28/13	23.93	0.19	3.26	3.45	(0.10)	(2.11)	(2.21)	25.17	14.92	62,118	1.25	(d)	1.25	(d)	0.76	(d)	60
Year ended 02/29/12	23.01	0.17	0.93	1.10	(0.18)	—	(0.18)	23.93	4.84	58,702	1.30		1.30		0.74		64
Year ended 02/28/11	17.58	0.17	5.60	5.77	(0.34)	—	(0.34)	23.01	33.15	62,354	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.82	0.22	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.45	0.43	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Year ended 07/31/08	29.46	0.43	(1.59)	(1.16)	(0.57)	(5.28)	(5.85)	22.45	(4.28)	33,708	1.30		1.30		1.68		47
Class R5
Year ended 02/28/13	23.98	0.29	3.26	3.55	(0.20)	(2.11)	(2.31)	25.22	15.33	453,842	0.87	(d)	0.87	(d)	1.14	(d)	60
Year ended 02/29/12	23.04	0.27	0.94	1.21	(0.27)	—	(0.27)	23.98	5.38	382,468	0.86		0.86		1.18		64
Year ended 02/28/11	17.61	0.26	5.60	5.86	(0.43)	—	(0.43)	23.04	33.67	388,557	0.89		0.89		1.29		90
Seven months ended 02/28/10	13.83	0.27	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(e)	0.85	(e)	2.81	(e)	32
Year ended 07/31/09	22.47	0.49	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Year ended 07/31/08	29.49	0.55	(1.59)	(1.04)	(0.70)	(5.28)	(5.98)	22.47	(3.84)	65,043	0.83		0.83		2.16		47
Class R6
Year ended 02/28/13(f)	26.34	0.13	0.91	1.04	(0.05)	(2.11)	(2.16)	25.22	4.41	746	0.77	(d)(e)	0.77	(d)(e)	1.24	(d)(e)	60

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended August 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $304,395,952 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco VanKampen Real Estate Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $1,427,114, $22,245, $148,833, $147,255, $131,783, $61,367, $418,729 and $313 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6, respectively.

20                         Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

21                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[3]
A	$1,000.00	$1,042.00	$6.43	$1,018.50	$6.36	1.27%
B	1,000.00	1,038.30	10.21	1,014.78	10.09	2.02
C	1,000.00	1,038.30	10.21	1,014.78	10.09	2.02
R	1,000.00	1,041.00	7.69	1,017.26	7.60	1.52
Y	1,000.00	1,043.20	5.17	1,019.74	5.11	1.02
Investor	1,000.00	1,042.20	6.43	1,018.50	6.36	1.27
R5	1,000.00	1,044.20	4.36	1,020.53	4.31	0.86
R6	1,000.00	1,044.10	3.41	1,020.98	3.86	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

22                         Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$188,265,579
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None

T-2                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Real Estate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 REA-AR-1 Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2013

Invesco Short Term Bond Fund

Nasdaq:
A: STBAX ■ C: STBCX ■ R: STBRX ■ Y: STBYX ■ R5: ISTBX ■ R6: ISTFX

2 Letters to Shareholders
4 Performance Summary
4 Management Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
19 Financial Statements
21 Notes to Financial Statements
29 Financial Highlights
30 Auditor's Report
31 Fund Expenses
32 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Short Term Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

May be this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling up on his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

2                Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Class A shares of Invesco Short Term Bond Fund, at net asset value (NAV), outperformed the Fund’s style-specific index, the Barclays 1-3 Year Government/Credit Index, and underperformed the Fund’s broad market benchmark, the Barclays U.S. Aggregate Index. The Fund’s outperformance relative to its style-specific benchmark was due mainly to sector and security selection decisions. The Fund’s underperformance relative to the broad market benchmark was due mainly to its short duration design as rates declined over the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.98%
Class C Shares	2.62
Class R Shares	2.63
Class Y Shares	3.14
Class R5 Shares*	3.14
Class R6 Shares**	2.85
Barclays U.S. Aggregate Index‚ (Broad Market Index)	3.12
Barclays 1-3 Year Government/Credit Index■ (Style-Specific Index)	1.06
Lipper Short Investment Grade Debt Funds Index■ (Peer Group Index)	2.99

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

We invest primarily in investment-grade fixed income securities represented by the sector categories within the Barclays 1-3 Year Government/Credit Index. Up to 20% of the Fund’s total assets may be invested in below-investment-grade high yield securities. Up to 25% of the Fund’s total assets may be invested in US dollar-denominated foreign securities. The Fund may invest in derivatives and other financial instruments that have similar economic characteristics to underlying securities, interest rates, currencies or related indexes.

We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of current income and capital appreciation.

Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic analysis as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Sell decisions are based on:

■  A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning and sector exposure).

■  The need to limit or reduce exposure to a particular sector or issuer.

■  Degradation of an issuer’s credit quality.

■  Realignment of a valuation target.

■  Presentation of a better relative value opportunity.

■  General liquidity needs of the Fund.

Market conditions and your Fund

During the 12 months ended February 28, 2013, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, yet lethargic, economic and employment growth while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low. Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties about slowing global economies, the US presidential election, the “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed

Portfolio Composition
By security type

U.S. Dollar Denominated Bonds and Notes	68.7%
Asset-Backed Securities	8.3
U.S. Treasury Securities	5.9
U.S. Government Sponsored Mortgage-Backed Securities	2.5
U.S. Government Sponsored Agency Securities	1.0
Preferred Stocks	0.8
Money Market Funds Plus Other Assets Less Liabilities	12.8

Top 5 Fixed Income Issuers*

1. U.S. Treasury	5.9%
2. Federal National Mortgage Association	1.6
3. Bear Stearns Commercial Mortgage Securities	1.1
4. National Rural Utilities Cooperative Finance Corp.	1.1
5. AmeriCredit Automobile Receivables Trust	1.1

TotalNet Assets	$787.1 million

TotalNumber of Holdings*	487

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4                Invesco Short Term Bond Fund

across the maturity spectrum from the beginning of the fiscal year to its end.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for fixed income securities that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks they carry. In place of significant rate declines, US bond market returns for the past fiscal year were supported by demand for riskier assets such as corporate bonds and mortgage backed securities.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive returns for the reporting period in absolute terms, and outperformed its style-specific benchmark, the Barclays 1-3 Year Government/ Credit Index.

    A majority of the Fund’s outperformance at NAV relative to its style-specific index was generated by the timing and magnitude of our sector allocation decisions that emphasized corporate credit and underweighted government bonds. Versus our broad market index, the Barclays U.S. Aggregate Index, the Fund’s shorter duration and maturity structure was the major cause of relative under-performance as the Fund held a significantly lower weighting in intermediate and long maturities.

    The Fund’s overweight sector allocations versus the style-specific index across investment-grade corporate bonds, particularly in the financials sector, benefited Fund performance. Underweight positioning in Treasuries and government-related sectors also proved beneficial as non-government bonds outperformed government bonds for the reporting period. An off-benchmark allocation to high yield corporate bonds averaged under 5% of total net assets for the year, and contributed to the Fund’s positive relative performance as high yield bonds outperformed investment-grade corporate bonds during the year.

    Security selection was another valuable element of our active management throughout the year as it contributed to relative return within each of the Fund’s major credit market sectors. This was most notable within the financials sector, in which the Fund’s diverse selection of banks, insurers and other financial companies outperformed the style-specific benchmark. Also within the context of security selection, our focus on the lower end of the investment-grade quality spectrum was a beneficial strategy as the lower-quality investment-grade credits outperformed higher-quality bonds for the reporting period.

    Throughout the year, we used several strategies to help modulate the Fund’s overall credit risk and manage liquidity needs. Our allocation to cash and our limited use of credit default swaps (notional value of less than 5% of the Fund) as hedges against credit market volatility, detracted from relative return for the year. Although credit default swaps helped dampen portfolio volatility early in the fiscal year when credit markets were most unsettled, they were a drag on relative returns during the second half of the year as credit markets recovered.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund’s duration and yield curve positioning were maintained close to the style-specific benchmark on average. However, actively positioning the Fund to overweight the longer end of the Fund’s maturity spectrum and to underweight the two-year part of the curve created a yield advantage for the Fund while staying close to the benchmark on average throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge Portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

John Craddock Chartered Financial Analyst, portfolio manager, is manager of Invesco Short Term Bond Fund. He joined
Invesco in 1999. Mr. Craddock earned a BS in mechanical engineering from Clemson University and an MBA with a concentration in finance from Georgia Institute of Technology’s Dupree School of Management.

5 Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays 1-3 Year Government/ Credit Index is an unmanaged index considered representative of short-term US corporate and government bonds with maturities of one to three years.
■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
10 Years	2.02%
5 Years	1.10
1 Year	0.44

Class C Shares
Inception (8/30/02)	2.10%
10 Years	2.01
5 Years	1.31
1 Year	2.62

Class R Shares
10 Years	2.05%
5 Years	1.34
1 Year	2.63

Class Y Shares
10 Years	2.24%
5 Years	1.77
1 Year	3.14

Class R5 Shares
10 Years	2.50%
5 Years	1.83
1 Year	3.14

Class R6 Shares
10 Years	2.03%
5 Years	1.36
1 Year	2.85

Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
10 Years	2.03%
5 Years	1.05
1 Year	1.60

Class C Shares
Inception (8/30/02)	2.11%
10 Years	2.04
5 Years	1.30
1 Year	3.85

Class R Shares
10 Years	2.08%
5 Years	1.31
1 Year	3.97

Class Y Shares
10 Years	2.26%
5 Years	1.75
1 Year	4.49

Class R5 Shares
10 Years	2.53%
5 Years	1.82
1 Year	4.37

Class R6 Shares
10 Years	2.05%
5 Years	1.33
1 Year	3.99

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.56%, 0.91%, 0.91%, 0.41%, 0.41%, and 0.41% respectively.1,2

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.71%, 1.21%, 1.06%, 0.56%, 0.46% and 0.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    Had the adviser not waived fees and/ or reimbursed expenses in the past for Class A, Class R and Class Y shares, performance would have been lower. Had the adviser not waived fees and/or reimbursed expenses for Class C shares, performance would have been lower.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

[1]

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.

[2]	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2013. See current prospectus for more information.

7 Invesco Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■	Interest rate risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	STBAX
Class C Shares	STBCX
Class R Shares	STBRX
Class Y Shares	STBYX
Class R5 Shares	ISTBX
Class R6 Shares	ISTFX

8                Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2013

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–68.68%
Advertising–0.49%
Interpublic Group Cos Inc. (The), Sr. Unsec. Global Notes, 10.00%, 07/15/17	$3,000,000	$3,247,500
Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 9.75%, 04/01/14	535,000	581,813
		3,829,313

Aerospace & Defense–2.45%
Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/16	2,835,000	2,952,181
General Dynamics Corp.,
Sr. Unsec. Gtd. Global Notes, 1.00%, 11/15./17	5,000,000	4,960,089
Sr. Unsec. Gtd. Notes, 2.25%, 07/15/16	3,000,000	3,147,663
Honeywell International Inc.,
Sr. Unsec. Global Notes, 5.40%, 03/15/16	1,000,000	1,135,608
Sr. Unsec. Notes, 3.88%, 02/15/14	1,800,000	1,858,261
Precision Castparts Corp., Sr. Unsec. Global Notes, 0.70%, 12/20/15	3,645,000	3,652,365
Textron Inc., Sr. Unsec. Notes, 4.63%, 09/21/16	1,450,000	1,597,203
		19,303,370

Agricultural Products–1.03%
Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Notes, 4.10%, 03/15/16	3,000,000	3,217,716
Ingredion Inc.,
Sr. Unsec. Global Notes, 1.80%, 09/25/17	1,205,000	1,208,929
Sr. Unsec. Notes, 3.20%, 11/01/15	3,500,000	3,670,882
		8,097,527

Air Freight & Logistics–0.19%
United Parcel Service Inc., Sr. Unsec. Global Notes, 1.13%, 10/01/17	1,500,000	1,509,242

Airlines–1.51%
American Airlines Pass Through Trust-Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	149,830	159,569
Continental Airlines Pass Through Trust, Series 2001-1, Class B, Sec. Pass Through Ctfs., 7.37%, 12/15/15	24,930	26,675
Series 2009-2, Class A, Sr. Sec. Global Pass Through Ctfs., 7.25%, 11/10/19	3,813,122	4,444,670
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	1,362,515	1,406,797
Delta Air Lines Pass Through Trust, Series 2009-1, Class A, Sr. Sec. Pass Through Ctfs., 7.75%, 12/17/19	38,347	44,603
Series 2010-1, Class A, Sec. Pass Through Ctfs., 6.20%, 07/02/18	386,187	440,133

	Principal Amount	Value
Airlines–(continued)
Series 2011-1, Class A, Sec. Pass Through Ctfs., 5.30%, 04/15/19	$30,284	$33,615
Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.88%, 05/07/19(b)	5,000,000	5,331,250
		11,887,312

Asset Management & Custody Banks–0.07%
Northern Trust Corp., Sr. Unsec. Notes, 5.50%, 08/15/13	525,000	536,764

Automobile Manufacturers–1.99%
Case New Holland Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 09/01/13	250,000	258,281
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 09/15/14(b)	2,420,000	2,457,503
1.88%, 01/11/18(b)	2,525,000	2,542,316
Ford Motor Credit Co. LLC,
Sr. Unsec. Global Notes, 3.88%, 01/15/15	500,000	520,002
Sr. Unsec. Notes,
3.98%, 06/15/16	3,600,000	3,807,978
3.00%, 06/12/17	2,000,000	2,050,276
Toyota Motor Credit Corp. (Japan), Sr. Unsec. Medium-Term Notes, 2.00%, 09/15/16	3,900,000	4,039,197
		15,675,553

Automotive Retail–0.25%
AutoZone, Inc., Sr. Unsec. Global Notes, 6.50%, 01/15/14	1,895,000	1,990,412

Biotechnology–0.92%
Celgene Corp., Sr. Unsec. Global Notes, 1.90%, 08/15/17	950,000	967,296
Genzyme Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 06/15/15	3,000,000	3,207,275
Gilead Sciences Inc., Sr. Unsec. Global Notes, 2.40%, 12/01/14	3,000,000	3,088,902
		7,263,473

Brewers–0.73%
Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/16	1,300,000	1,380,540
4.13%, 01/15/15	1,000,000	1,064,896
5.38%, 11/15/14	290,000	312,781
Heineken NV (Netherlands), Sr. Unsec. Notes, 0.80%, 10/01/15(b)	2,970,000	2,972,502
		5,730,719

Broadcasting–0.87%
COX Communications Inc.,
Sr. Unsec. Global Notes, 5.45%, 12/15/14	565,000	613,202

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Short Term Bond Fund

	Principal Amount	Value
Broadcasting–(continued)
Sr. Unsec. Notes,
4.63%, 06/01/13	$2,655,000	$2,682,136
8.38%, 03/01/39(b)	60,000	88,898
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 6.35%, 06/01/40	230,000	280,129
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/14	3,000,000	3,221,250
		6,885,615

Cable & Satellite–1.62%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	695,000	711,762
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	1,405,000	1,381,939
NBCUniversal Media LLC, Sr. Unsec. Global Notes,
2.10%, 04/01/14	4,300,000	4,372,690
5.95%, 04/01/41	75,000	92,894
Time Warner Cable Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 02/14/14	500,000	535,134
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	5,233,000	5,638,313
		12,732,732

Casinos & Gaming–0.07%
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	500,000	543,750

Computer & Electronics Retail–0.12%
Best Buy Co. Inc., Sr. Unsec. Global Notes, 7.25%, 07/15/13	920,000	931,730

Computer Hardware–0.18%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 2.63%, 12/09/14	1,395,000	1,427,987

Computer Storage & Peripherals–0.01%
Seagate Technology International, Sr. Sec. Gtd. Notes, 10.00%, 05/01/14(b)	82,000	88,201

Construction & Engineering–0.53%
URS Corp., Sr. Unsec. Gtd. Notes, 3.85%, 04/01/17(b)	4,000,000	4,148,770

Construction & Farm Machinery & Heavy Trucks–1.08%
Caterpillar Financial Services Corp., Sr. Unsec. Notes, 0.70%, 11/06/15	2,575,000	2,577,253
Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/22	1,760,000	1,776,635
John Deere Capital Corp., Sr. Unsec. Medium-Term Notes,
1.25%, 12/02/14	1,000,000	1,014,617
1.40%, 03/15/17	3,075,000	3,129,943
		8,498,448

	Principal Amount	Value
Construction Materials–0.22%
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	$1,605,000	$1,694,602

Consumer Finance–1.51%
Ally Financial Inc., Sr. Unsec. Gtd. Notes, 4.50%, 02/11/14	250,000	256,438
American Express Co., Sr. Unsec. Notes, 7.25%, 05/20/14	450,000	484,958
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	2,595,000	2,715,589
Capital One Financial Corp., Sr. Unsec.
Global Notes,
1.00%, 11/06/15	1,000,000	998,858
2.13%, 07/15/14	2,000,000	2,035,197
2.15%, 03/23/15	1,750,000	1,791,567
SLM Corp.,
Sr. Unsec. Medium-Term Notes, 3.88%, 09/10/15	2,685,000	2,786,214
Series A, Sr. Unsec. Medium-Term Notes, 5.00%, 10/01/13	780,000	796,651
		11,865,472

Department Stores–0.00%
Sears Holdings Corp., Sr. Sec. Gtd. Global Notes, 6.63%, 10/15/18	30,000	28,875

Distillers & Vintners–0.27%
Brown-Forman Corp., Sr. Unsec. Notes, 1.00%, 01/15/18	2,160,000	2,142,158

Diversified Banks–6.13%
Abbey National Treasury Services PLC (United Kingdom),
Sr. Unsec. Gtd. Global Notes, 2.88%, 04/25/14	470,000	479,591
Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.88%, 11/10/14(b)	625,000	649,354
ABN Amro Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 01/31/14(b)	2,750,000	2,787,538
Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 05/16/16(b)	3,000,000	3,159,954
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	1,625,000	1,630,256
Bank of Nova Scotia (Canada), Sr. Unsec. Global Notes, 2.38%, 12/17/13	635,000	645,756
Barclays Bank PLC (United Kingdom),
Sr. Unsec. Global Notes, 5.20%, 07/10/14	985,000	1,043,404
Unsec. Sub. Global Notes, 5.14%, 10/14/20	1,195,000	1,272,674
BBVA U.S. Senior S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.25%, 05/16/14	2,300,000	2,322,798
BPCE S.A. (France), Sr. Unsec. Notes, 2.38%, 10/04/13(b)	1,585,000	1,591,225
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 1.63%, 08/12/13(b)	2,500,000	2,504,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
HSBC USA Inc. (United Kingdom), Sr. Unsec. Global Notes, 2.38%, 02/13/15	$1,160,000	$1,196,627
ICICI Bank Ltd. (India), Sr. Unsec. Notes, 4.75%, 11/25/16(b)	750,000	801,232
ING Bank N.V. (Netherlands),
Sr. Unsec. Notes,
2.00%, 10/18/13(b)	500,000	503,036
3.00%, 09/01/15(b)	1,015,000	1,052,895
National Australia Bank Ltd. (Australia), Sr. Unsec. Notes, 5.35%, 06/12/13(b)	555,000	561,883
Nordea Bank AB (Sweden),
Sr. Unsec. Notes, 2.25%, 03/20/15(b)	600,000	617,125
Series 2, Sr. Unsec. Notes, 3.70%, 11/13/14(b)	1,120,000	1,176,336
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	3,495,000	3,573,777
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 2.99%, 10/07/13(b)	3,000,000	3,018,744
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.50%, 01/15/14(b)	280,000	282,344
Standard Chartered PLC (Hong Kong),
Sr. Unsec. Notes,
3.20%, 05/12/16(b)	3,200,000	3,387,070
3.85%, 04/27/15(b)	850,000	895,370
Turkiye IS Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	3,005,000	3,076,919
U.S. Bancorp, Sr. Unsec. Global Notes, 4.20%, 05/15/14	280,000	292,968
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	2,025,000	2,145,821
VTB Bank OJSC Via VTB Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes,
6.32%, 02/22/18(b)	200,000	219,657
6.55%, 10/13/20(b)	155,000	171,555
Wells Fargo & Co.,
Sr. Unsec. Medium-Term Global Notes, 1.25%, 02/13/15	4,000,000	4,042,924
Sr. Unsec. Global Notes, 3.63%, 04/15/15	1,200,000	1,272,462
Series 1, Sr. Unsec. Medium-Term Global Notes, 3.75%, 10/01/14	250,000	262,660
Westpac Banking Corp. (Australia), Sr. Unsec. Global Notes, 2.10%, 08/02/13	1,575,000	1,585,503
		48,224,141

Diversified Capital Markets–0.67%
Credit Suisse New York (Switzerland), Sr. Unsec. Medium-Term Global Notes, 5.50%, 05/01/14	4,213,000	4,455,797
UBS AG (Switzerland),
Sr. Unsec. Medium-Term Bank Notes, 3.88%, 01/15/15	565,000	601,893
Sr. Unsec. Medium-Term Global Bank Notes, 2.25%, 08/12/13	250,000	251,715
		5,309,405

	Principal Amount	Value
Diversified Chemicals–0.11%
Dow Chemical Co. (The), Sr. Unsec. Global Notes,
4.13%, 11/15/21	$250,000	$269,887
5.90%, 02/15/15	545,000	598,602
		868,489

Diversified Metals & Mining–1.57%
Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 9.38%, 04/08/14(b)	550,000	597,043
Freeport-McMoRan Copper & Gold Inc., Sr. Unsec. Notes, 2.38%, 03/15/18(b)	5,000,000	4,999,500
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 1.13%, 03/20/15	3,500,000	3,528,901
Xstrata Finance Canada Ltd. (Canada),
Sr. Unsec. Gtd. Notes,
1.80%, 10/23/15(b)	1,330,000	1,344,994
2.45%, 10/25/17(b)	1,830,000	1,858,952
		12,329,390

Diversified REIT’s–0.34%
Qatari Diar Finance QSC (Qatar), Sr. Unsec. Gtd. Notes,
3.50%, 07/21/15(b)	2,400,000	2,513,302
5.00%, 07/21/20(b)	120,000	139,437
		2,652,739

Electric Utilities–3.91%
Alabama Power Co, Sr. Unsec. Notes, 5.80%, 11/15/13	1,925,000	1,996,239
Appalachian Power Co., Sr. Unsec. Floating Rate Notes, 0.67%, 08/16/13(c)	4,000,000	4,005,563
DCP Midstream LLC, Sr. Unsec. Notes,
9.70%, 12/01/13(b)	2,355,000	2,508,471
9.75%, 03/15/19(b)	500,000	661,875
Electricite De France S.A. (France), Sr. Unsec. Notes, 5.50%, 01/26/14(b)	545,000	568,600
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,365,000	1,403,632
Entergy Arkansas Inc., Sec. First Mortgage Bonds, 5.40%, 08/01/13	3,350,000	3,417,292
Louisville Gas & Electric Co., Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	2,685,000	2,761,588
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.20%, 06/01/15	4,000,000	4,031,253
Ohio Power Co., Sr. Unsec. Notes, 5.75%, 09/01/13	2,435,000	2,497,366
Southern Co. (The)–Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	1,500,000	1,560,273
Southern Power Co.–Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	3,780,000	4,138,894
System Energy Resources Inc., Sec. First Mortgage Bonds, 4.10%, 04/01/23	1,200,000	1,241,627
		30,792,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Term Bond Fund

	Principal Amount	Value
Environmental & Facilities Services–0.31%
Waste Management, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/14	$2,355,000	$2,458,706

Food Retail–0.20%
WM Wrigley Jr. Co., Sr. Sec. Gtd. Notes, 3.70%, 06/30/14(b)	1,500,000	1,546,873

Gold–1.48%
Barrick Gold Corp. (Canada), Sr. Unsec. Global Notes,
1.75%, 05/30/14	3,345,000	3,390,943
2.90%, 05/30/16	2,935,000	3,094,430
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/16	5,000,000	5,150,679
		11,636,052

Health Care Facilities–0.00%
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	5,000	5,688

Health Care Services–0.62%
Express Scripts Holding Co.,
Sr. Unsec. Gtd. Global Notes,
6.25%, 06/15/14	400,000	427,586
3.50%, 11/15/16	450,000	485,697
2.65%, 02/15/17	1,500,000	1,571,397
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/16	885,000	936,401
Medco Health Solutions Inc., Sr. Unsec. Notes, 2.75%, 09/15/15	1,380,000	1,436,522
		4,857,603

Homebuilding–0.66%
DR Horton Inc., Sr. Unsec. Gtd. Notes, 6.13%, 01/15/14	5,000,000	5,187,500

Hotels, Resorts & Cruise Lines–1.76%
Carnival Corp., Sr. Unsec. Gtd. Global Notes,
1.20%, 02/05/16	4,415,000	4,436,859
1.88%, 12/15/17	1,285,000	1,293,682
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 6.88%, 12/01/13	3,854,000	4,017,795
Wyndham Worldwide Corp.,
Sr. Unsec. Notes,
2.50%, 03/01/18	2,385,000	2,402,086
2.95%, 03/01/17	1,000,000	1,029,000
5.63%, 03/01/21	130,000	145,888
7.38%, 03/01/20	410,000	518,365
		13,843,675

Independent Power Producers & Energy Traders–0.54%
AES Corp. (The), Sr. Unsec. Notes, 7.75%, 03/01/14	4,000,000	4,250,000

Industrial Conglomerates–1.21%
General Electric Co., Sr. Unsec. Global Notes, 0.85%, 10/09/15	3,000,000	3,012,177

	Principal Amount	Value
Industrial Conglomerates–(continued)
Hutchison Whampoa International Ltd. (Hong Kong),
Sr. Unsec. Gtd. Notes,
4.63%, 09/11/15(b)	$2,217,000	$2,389,352
5.75%, 09/11/19(b)	100,000	118,265
Unsec. Gtd. Sub. Notes, 6.00%(b)(d)	3,060,000	3,274,200
Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	620,000	695,820
		9,489,814

Industrial Machinery–1.27%
Eaton Corp. PLC, Sr. Unsec. Gtd. Notes, 0.95%, 11/02/15(b)	5,000,000	5,004,338
Pentair Finance S.A., Sr. Unsec. Gtd. Notes, 1.35%, 12/01/15(b)	5,000,000	5,017,574
		10,021,912

Integrated Oil & Gas–0.76%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	417,000	433,313
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	210,000	239,699
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.88%, 01/27/16	3,500,000	3,665,869
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.10%, 06/28/15	1,210,000	1,281,651
Statoil ASA (Norway), Sr. Unsec. Gtd. Global Notes, 1.80%, 11/23/16	350,000	361,849
		5,982,381

Integrated Telecommunication Services–1.92%
AT&T Inc., Sr. Unsec. Global Notes,
0.80%, 12/01/15	3,500,000	3,503,548
2.50%, 08/15/15	1,070,000	1,114,407
Bristish Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 2.00%, 06/22/15	3,000,000	3,077,141
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Global Notes,
5.55%, 02/01/14	4,340,000	4,527,521
7.38%, 11/15/13	1,000,000	1,047,190
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/13	585,000	598,623
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	210,000	222,251
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	129,000	134,710
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	715,000	740,029
Windstream Georgia Communications Corp., Sr. Unsec. Notes, 6.50%, 11/15/13	119,000	121,724
		15,087,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Term Bond Fund

	Principal Amount	Value
Internet Software & Services–0.63%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	$1,940,000	$1,960,430
Ebay Inc., Sr. Unsec. Global Notes, 0.70%, 07/15/15	3,000,000	3,013,888
		4,974,318

Investment Banking & Brokerage–2.62%
Charles Schwab Corp. (The), Sr. Unsec. Global Notes, 0.85%, 12/04/15	4,890,000	4,902,144
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes,
5.13%, 01/15/15	2,535,000	2,713,081
5.25%, 10/15/13	2,050,000	2,108,512
Sr. Unsec. Medium-Term Global Notes,
3.70%, 08/01/15	1,485,000	1,572,826
Macquarie Group Ltd. (Australia),
Sr. Unsec. Notes,
6.00%, 01/14/20(b)	500,000	544,270
7.30%, 08/01/14(b)	350,000	374,477
Morgan Stanley,
Sr. Unsec. Global Notes,
1.75%, 02/25/16	1,480,000	1,486,055
Sr. Unsec. Medium-Term Global Notes,
4.00%, 07/24/15	1,880,000	1,986,172
Sr. Unsec. Notes,
2.88%, 01/24/14	2,490,000	2,537,260
3.45%, 11/02/15	2,210,000	2,310,753
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	85,000	89,991
		20,625,541

Life & Health Insurance–0.79%
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	345,000	380,668
New York Life Global Funding–Series 2003-1, Tranche 1, Sr. Sec. Medium-Term Notes, 5.38%, 09/15/13(b)	1,000,000	1,026,813
Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,615,000	1,622,293
Prudential Covered Trust-Series 2012-1, Class A, Sec. Gtd. Notes, 3.00%, 09/30/15(b)	2,850,000	2,970,573
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 6.20%, 01/15/15	190,000	208,479
		6,208,826

Life Sciences Tools & Services–0.24%
Life Technologies Corp., Sr. Unsec. Notes, 3.38%, 03/01/13	1,900,000	1,900,500

Managed Health Care–0.87%
Cigna Corp., Sr. Unsec. Notes,
4.50%, 03/15/21	980,000	1,096,461
5.88%, 03/15/41	65,000	78,651
UnitedHealth Group Inc.,
Sr. Unsec. Global Notes,
0.85%, 10/15/15	2,090,000	2,100,668
1.88%, 11/15/16	1,600,000	1,653,373
Sr. Unsec. Notes, 5.95%, 02/15/41	125,000	153,653

	Principal Amount	Value
Managed Health Care–(continued)
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	$1,750,000	$1,763,585
		6,846,391

Motorcycle Manufacturers–0.25%
Harley-Davidson Financial Services Inc., Sr. Unsec. Gtd. Notes, 1.15%, 09/15/15(b)	2,000,000	2,003,309

Movies & Entertainment–0.07%
Viacom Inc., Sr. Unsec. Notes, 4.38%, 09/15/14	550,000	580,170

Multi-Line Insurance–0.25%
American International Group Inc., Sr. Unsec. Global Notes, 3.65%, 01/15/14	1,940,000	1,991,128

Multi-Utilities–0.40%
Dominion Resources, Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	3,000,000	3,109,485

Office Electronics–0.38%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	2,855,000	3,003,935

Office REIT’s–0.34%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	2,510,000	2,674,792

Oil & Gas Drilling–0.53%
Transocean Inc., Sr. Unsec. Gtd. Global Notes,
4.95%, 11/15/15	3,430,000	3,732,067
6.00%, 03/15/18	400,000	458,693
		4,190,760

Oil & Gas Exploration & Production–2.51%
Anadarko Petroleum Corp., Sr. Unsec. Notes, 7.63%, 03/15/14	1,620,000	1,732,646
Devon Energy Corp., Sr. Unsec. Global Notes, 2.40%, 07/15/16	1,600,000	1,662,330
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	105,000	113,107
EOG Resources, Inc., Sr. Unsec. Notes,
2.95%, 06/01/15	2,000,000	2,095,813
4.10%, 02/01/21	1,155,000	1,302,311
Marathon Petroleum Corp., Sr. Unsec. Global Notes, 3.50%, 03/01/16	1,500,000	1,606,781
Noble Holdings International Ltd., Sr. Unsec. Gtd. Global Notes, 7.38%, 03/15/14	2,275,000	2,421,292
Petrohawk Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 06/01/15	5,172,000	5,369,182
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Notes, 3.50%, 01/30/23(b)	3,000,000	2,959,890
XTO Energy, Inc., Sr. Unsec. Notes, 5.75%, 12/15/13	440,000	458,700
		19,722,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Term Bond Fund

	Principal Amount	Value
Oil & Gas Refining & Marketing–0.37%
Phillips 66, Sr. Unsec. Gtd. Global Notes,
1.95%, 03/05/15	$800,000	$818,268
2.95%, 05/01/17	2,000,000	2,119,973
		2,938,241

Oil & Gas Storage & Transportation–1.84%
DCP Midstreams Operating LP, Sr. Unsec. Gtd. Notes, 2.50%, 12/01/17	1,700,000	1,720,746
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Notes,
6.45%, 09/01/40	135,000	166,830
Series O, Sr. Unsec. Gtd. Notes,
9.75%, 01/31/14	400,000	432,442
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/22	445,000	471,334
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes,
5.67%, 08/15/14	4,750,000	5,079,479
5.90%, 09/15/13	475,000	488,800
Trans-Canada Pipelines Ltd. (Canada), Sr. Unsec. Global Notes, 0.88%, 03/02/15	2,969,000	2,985,583
Williams Partners L.P., Sr. Unsec. Global Notes, 3.80%, 02/15/15	3,000,000	3,168,097
		14,513,311

Other Diversified Financial Services–3.71%
Bank of America Corp.,
Sr. Unsec. Global Notes,
3.70%, 09/01/15	3,070,000	3,244,572
6.50%, 08/01/16	165,000	190,867
Sr. Unsec. Medium-Term Notes,
1.25%, 01/11/16	2,160,000	2,152,264
Citigroup Inc.,
Sr. Unsec. Floating Rate Notes,
2.29%, 08/13/13(c)	2,000,000	2,014,071
Sr. Unsec. Global Notes
6.01%, 01/15/15	1,110,000	1,205,346
Sr. Unsec. Notes,
4.75%, 05/19/15	3,000,000	3,223,687
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes,
2.25%, 01/10/14(b)	2,000,000	2,026,698
2.75%, 07/01/13(b)	420,000	422,889
General Electric Capital Corp.,
Sr. Unsec. Medium-Term Global Notes,
4.80%, 05/01/13	2,000,000	2,013,763
Sr. Unsec. Global Notes,
2.15%, 01/09/15	1,800,000	1,850,697
ING US Inc., Sr. Unsec. Gtd. Notes, 2.90%, 02/15/18(b)	5,000,000	5,045,184
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes,
3.45%, 03/01/16	605,000	645,705
4.75%, 05/01/13	640,000	644,334
Sr. Unsec. Notes,
1.13%, 02/26/16	2,000,000	2,002,719

	Principal Amount	Value
Other Diversified Financial Services–(continued)
Unsec. Sub. Global Notes,
5.13%, 09/15/14	$2,400,000	$2,551,926
		29,234,722

Packaged Foods & Meats–0.43%
General Mills Inc., Sr. Unsec. Global Notes, 0.88%, 01/29/16	2,450,000	2,461,314
Mondelez International Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	940,000	943,491
		3,404,805

Paper Packaging–0.20%
Packing Corp. of America, Sr. Unsec. Global Notes, 3.90%, 06/15/22	1,500,000	1,546,539

Pharmaceuticals–2.04%
AbbVie Inc., Sr. Unsec. Gtd. Notes, 1.20%, 11/06/15(b)	5,240,000	5,292,112
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	4,000,000	4,049,147
Sanofi (France), Sr. Unsec. Global Notes, 1.63%, 03/28/14	1,675,000	1,698,421
Zoetis Inc., Sr. Unsec Notes, 1.15%, 02/01/16(b)	5,000,000	5,028,037
		16,067,717

Property & Casualty Insurance–0.28%
XL Group PLC (Ireland), Sr. Unsec. Global Notes, 5.25%, 09/15/14	2,092,000	2,211,128

Publishing–0.03%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 11/15/14	225,000	252,563

Railroads–0.40%
CSX Corp., Sr. Unsec. Notes,
3.70%, 10/30/20	2,000,000	2,164,099
4.25%, 06/01/21	765,000	852,976
5.50%, 04/15/41	105,000	121,417
		3,138,492

Regional Banks–1.40%
CIT Group Inc.–Series C, Sr. Unsec. Notes, 5.25%, 04/01/14(b)	3,500,000	3,648,750
Fifth Third Bancorp, Unsec. Sub. Notes, 4.50%, 06/01/18	1,360,000	1,503,187
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	750,000	899,988
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 4.65%, 02/25/15(b)	390,000	413,430
PNC Preferred Funding Trust III, Jr. Unsec. Sub. Notes, 8.70%(b)(d)	200,000	200,250
Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	4,000,000	4,355,000
		11,020,605

Retail REIT’s–0.73%
Simon Property Group L.P., Sr. Unsec. Notes, 1.50%, 02/01/18(b)	3,500,000	3,503,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Term Bond Fund

	Principal Amount	Value
Retail REIT’s–(continued)
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	$1,815,000	$2,237,243
		5,740,882

Soft Drinks–1.06%
Coca-Cola Co. (The), Sr. Unsec. Global Notes,
1.80%, 09/01/16	2,210,000	2,288,306
1.15%, 04/01/18	3,530,000	3,522,375
Coca-Cola Enterprises, Inc., Sr. Unsec. Notes, 1.13%, 11/12/13	1,500,000	1,507,434
Dr. Pepper Snapple Group Inc., Sr. Unsec. Gtd. Global Notes, 2.00%, 01/15/20	1,000,000	987,617
		8,305,732

Specialized Finance–1.58%
International Lease Finance Corp., Sr. Unsec. Global Notes,
4.88%, 04/01/15	1,000,000	1,046,750
5.75%, 05/15/16	2,300,000	2,475,950
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds,
1.13%, 11/01/13	4,300,000	4,315,198
3.05%, 03/01/16	4,295,000	4,561,026
		12,398,924

Specialized REIT’s–1.21%
American Tower Corp.,
Sr. Unsec. Global Notes,
4.63%, 04/01/15	1,140,000	1,218,773
Sr. Unsec. Notes,
4.50%, 01/15/18	175,000	192,803
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	500,000	587,305
HCP Inc., Sr. Unsec. Notes, 2.70%, 02/01/14	3,500,000	3,559,150
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,735,000	1,815,244
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 2.00%, 02/15/18	2,185,000	2,191,573
		9,564,848

Specialty Stores–0.64%
Staples Inc., Sr. Unsec. Global Notes, 2.75%, 01/12/18	5,000,000	5,046,019

Steel–0.51%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
4.25%, 08/05/15	1,615,000	1,673,468
4.25%, 03/01/16	1,000,000	1,034,257
6.13%, 06/01/18	750,000	819,713
FMG Resources August 2006 Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.00%, 04/01/17(b)	500,000	523,750
		4,051,188

	Principal Amount	Value
Systems Software–0.48%
Symantec Corp.,
Sr. Unsec. Global Notes,
2.75%, 06/15/17	$2,500,000	$2,584,246
Sr. Unsec. Notes,
2.75%, 09/15/15	1,150,000	1,195,052
		3,779,298

Tobacco–0.11%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes, 4.13%, 09/11/15	800,000	865,464

Trucking–0.78%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Floating Rate Global Notes, 2.79%, 05/15/14(c)	1,000,000	1,000,000
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 1.40%, 04/15/16(b)	2,000,000	2,011,961
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Notes, 2.50%, 03/15/16(b)	2,020,000	2,072,104
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	1,000,000	1,040,223
		6,124,288

Wireless Telecommunication Services–1.43%
America Movil S.A.B. de C.V. (Mexico),
Sr. Unsec. Gtd. Global Notes,
2.38%, 09/08/16	870,000	902,688
3.63%, 03/30/15	1,755,000	1,851,894
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
3.21%, 08/15/15(b)	1,415,000	1,478,675
4.52%, 01/15/15(b)	1,265,000	1,336,156
4.88%, 08/15/20(b)	245,000	280,525
Vodafone Group PLC (United Kingdom),
Sr. Unsec. Global Notes,
0.90%, 02/19/16	2,000,000	1,997,452
5.00%, 12/16/13	3,280,000	3,398,686
		11,246,076
Total U.S. Dollar Denominated Bonds and Notes (Cost $527,822,232)		540,638,259

Asset-Backed Securities–8.25%
AmeriCredit Automobile Receivables Trust,
Series 2011-2, Class D, 4.00%, 05/08/17	5,000,000	5,304,555
Series 2011-3, Class D, Pass Through Ctfs., 4.04%, 07/10/17	3,000,000	3,191,584
BA Credit Card Trust-Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.50%, 09/15/15(c)	1,110,000	1,110,348
Banc of America Merrill Lynch Commercial Mortgage Inc.–Series 2005-6, Class A4, Variable Rate Pass Through Ctfs., 5.19%, 09/10/47(c)	4,200,000	4,634,591

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Term Bond Fund

	Principal Amount	Value
Banc of America Mortgage Securities Inc.–Series 2004-D, Class 2A2, Floating Rate Pass Through Ctfs., 3.11%, 05/25/34(c)	$304,661	$302,089
Bear Stearns Adjustable Rate Mortgage Trust-Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.37%, 08/25/33(c)	449,249	449,834
Bear Stearns Commercial Mortgage Securities,
Series 2004-T14, Class A4,
Variable Rate Pass Through Ctfs.,
5.20%, 01/12/41(c)	330,930	341,601
Series 2005-T18, Class A4,
Variable Rate Pass Through Ctfs.,
4.93%, 02/13/42(c)	4,188,287	4,492,731
Series 2006-PW11, Class AAB,
Variable Rate Pass Through Ctfs.,
5.45%, 03/11/39(c)	201,224	209,344
Series 2006-PW11, Class A4,
Variable Rate Pass Through Ctfs.,
5.45%, 03/11/39(c)	3,000,000	3,357,850
Series 2006-T24, Class A4,
Pass Through Ctfs., 5.54%, 10/12/41	500,000	571,838
Cabela’s Master Credit Card Trust-Series 2011-2A, Class A1, Pass Through Ctfs., 2.39%, 06/17/19(b)	1,500,000	1,576,063
Citigroup Mortgage Loan Trust, Inc.-Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.46%, 08/25/34(c)	1,337,916	1,328,965
Commercial Mortgage Trust-Series 2001-J2A, Class A2F, Floating Rate Pass Through Ctfs., 0.70%, 07/16/34(b)(c)	3,789	3,789
Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 04/25/47	31,377	31,281
Credit Suisse Mortgage Capital Ctfs.,
Series 2010-6R, Class 1A1,
Pass Through Ctfs., 5.50%, 02/27/37
(Acquired 03/01/10; Cost $954,061)(b)	926,273	985,902
Series 2009-2R, Class 1A11,
Floating Rate Pass Through Ctfs.,
2.63%, 09/26/34(b)(c)	510,890	517,595
Discover Card Master Trust-Series 2010-A1, Class A1, Floating Rate Pass Through Ctfs., 0.85%, 09/15/15(c)	1,700,000	1,700,387
Fontainebleau Miami Beach Trust-Series 2012, Class B, Pass Through Ctfs., 3.88%, 05/05/27(b)	3,000,000	3,154,482
Ford Credit Floorplan Master Owner Trust-Series 2010-3, Class A1, Pass Through Ctfs., 4.20%, 02/15/17(b)	575,000	615,541
GE Capital Credit Card Master Note Trust, Series 2010-2, Class A, Pass Through Ctfs., 4.47%, 03/15/20	2,000,000	2,273,044
Series 2010-3, Class A, Pass Through Ctfs., 2.21%, 06/15/16	500,000	502,750

	Principal Amount	Value
GS Mortgage Securities Corp. II-Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	$125,000	$133,751
GS Mortgage Securities Corp. Trust-Series 2012-ALOH, Class B, Pass Through Ctfs., 4.05%, 04/10/34(b)	1,000,000	1,084,858
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A4,
Pass Through Ctfs., 4.37%, 03/15/36	350,000	360,379
Series 2005-C1, Class A3,
Pass Through Ctfs., 4.55%, 02/15/30	16,395	16,551
Series 2005-C3, Class A4,
Pass Through Ctfs., 5.50%, 07/15/30	622,727	629,967
Series 2005-C3, Class A5,
Pass Through Ctfs., 4.74%, 07/15/30	165,000	176,817
Morgan Stanley Capital I,
Series 2005-HQ5, Class A3,
Pass Through Ctfs., 5.01%, 01/14/42	13,908	13,910
Series 2005-HQ7, Class A4,
Variable Rate Pass Through Ctfs.,
5.21%, 11/14/42(c)	305,000	334,203
RBSCF Trust-Series 2010-RR3, Class MS4A, Variable Rate Pass Through Ctfs., 4.97%, 08/16/40(b)(c)	500,000	517,704
Santander Drive Auto Receivables Trust,
Series 2011-1, Class D,
Pass Through Ctfs., 4.01%, 02/15/17	1,730,000	1,820,245
Series 2012-6, Class A2,
Pass Through Ctfs., 0.47%, 09/15/15	2,700,000	2,700,810
Sequoia Mortgage Trust,
Series 2012-1, Class 1A1,
Floating Rate Pass Through Ctfs.,
2.87%, 01/25/42(c)	1,657,361	1,708,165
Series 2012-2, Class A1,
Variable Rate Pass Through Ctfs.,
3.50%, 04/25/42(c)	2,173,035	2,259,850
Series 2013-3, Class A1,
Variable Rate Pass Through Ctfs.,
2.00%, 03/25/43(c)	4,265,000	4,272,481
Vanderbilt Mortgage Finance,
Series 2002-B, Class A4,
Pass Through Ctfs., 5.84%, 02/07/26	28,748	29,650
Series 2002-C, Class A4,
Pass Through Ctfs., 6.57%, 08/07/24	46,144	48,152
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4,
Variable Rate Pass Through Ctfs.,
5.31%, 07/15/41(c)	2,505,000	2,615,914
Series 2005-C18, Class A4,
Pass Through Ctfs., 4.94%, 04/15/42	4,000,000	4,308,268
Series 2005-C21, Class A4,
Variable Rate Pass Through Ctfs.,
5.24%, 10/15/44(c)	17,598	19,320
Series 2005-C22, Class A3,
Variable Rate Pass Through Ctfs.,
5.30%, 12/15/44(c)	26,740	26,742
WaMu Mortgage Pass Through Ctfs.–Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.46%, 08/25/33(c)	1,893,704	1,957,901

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Term Bond Fund

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S, Class A1,
Floating Rate Pass Through Ctfs.,
2.63%, 09/25/34(c)	$438,102	$455,788
Series 2004-Z, Class 2A1,
Floating Rate Pass Through Ctfs.,
2.62%, 12/25/34(c)	1,136,702	1,160,012
Series 2004-K, Class 1A2,
Floating Rate Pass Through Ctfs.,
2.61%, 07/25/34(c)	1,552,420	1,581,932
Total Asset-Backed Securities (Cost $63,512,605)		64,889,534

U.S. Treasury Securities–5.93%
U.S. Treasury Bills–0.04%
0.18%, 11/14/13(e)(f)	300,000	299,731

U.S. Treasury Notes–5.89%
0.25%, 01/31/14	20,000,000	20,016,544
0.25%, 08/31/14	10,000,000	10,005,435
2.38%, 10/31/14	1,500,000	1,553,799
2.13%, 11/30/14	500,000	516,607
1.75%, 05/31/16	820,000	855,720
1.00%, 09/30/16	7,000,000	7,133,286
3.25%, 12/31/16	2,100,000	2,317,207
0.88%, 04/30/17	1,575,000	1,593,374
3.13%, 05/15/21	615,000	691,425
1.75%, 05/15/22	1,700,000	1,698,766
		46,382,163
Total U.S. Treasury Securities (Cost $46,128,687)		46,681,894

U.S. Government Sponsored Mortgage-Backed Securities–2.52%
Collateralized Mortgage Obligations–0.52%
Fannie Mae REMICS, 0.97%, 06/25/37(c)	1,592,900	1,615,742
Fannie Mae Whole loan, 0.65%, 02/25/47(c)	215,430	217,015
FDIC Structured Sale Gtd. Notes, 0.75%, 02/25/48 (Acquired 03/05/10; Cost $1,489,635)(b)(c)	1,489,635	1,493,473
Freddie Mac REMICS,
7.50%, 09/15/29	362,542	428,045
1.20%, 12/15/31(c)	146,443	149,736
1.15%, 01/15/32(c)	78,770	80,712
Ginnie Mae REMICS, 0.60%, 09/16/19(c)	87,673	88,232
		4,072,955

Federal Home Loan Mortgage Corp. (FHLMC)–0.40%
Pass Through Ctfs.,
9.00%, 05/01/15	42,925	45,210
7.50%, 06/01/16 to 07/01/24	143,320	149,946
7.00%, 12/01/16 to 10/01/34	971,755	1,125,771
6.00%, 02/01/17 to 03/01/23	659,519	714,961
8.50%, 02/01/19 to 08/17/26	553,531	660,914
6.50%, 01/01/33 to 12/01/35	156,202	175,732

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
Pass Through Ctfs., ARM,
2.14%, 07/01/36(c)	$164,631	$174,965
3.10%, 02/01/37(c)	57,461	61,396
2.93%, 01/01/38(c)	77,640	83,269
		3,192,164

Federal National Mortgage Association (FNMA)–1.21%
Pass Through Ctfs.,
7.50%, 02/01/15 to 02/01/31	649,567	772,023
7.00%, 04/01/15 to 08/01/36	4,529,623	5,142,169
8.50%, 09/01/15 to 07/01/30	366,367	455,381
6.50%, 11/01/16 to 10/01/35	1,344,698	1,509,685
8.00%, 12/01/17 to 08/01/32	781,964	875,160
9.00%, 02/01/21 to 01/01/30	145,633	180,721
10.00%, 05/01/26	1,159	1,163
Pass Through Ctfs., ARM,
2.07%, 09/01/19(c)	35,218	35,573
2.36%, 11/01/32(c)	84,797	90,221
2.34%, 05/01/35(c)	347,177	368,947
2.79%, 03/01/38(c)	65,541	69,708
		9,500,751

Government National Mortgage Association (GNMA)–0.39%
Pass Through Ctfs.,
6.50%, 10/15/13 to 02/15/34	1,602,111	1,856,197
7.00%, 05/15/17 to 06/15/32	625,241	707,499
9.50%, 09/15/17	353	355
6.00%, 06/15/18	234,426	256,632
7.75%, 11/15/19 to 02/15/21	97,011	98,145
7.50%, 12/20/25	47,807	59,723
8.50%, 07/20/27	86,319	106,931
		3,085,482
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $17,934,400)		19,851,352

U.S. Government Sponsored Agency Securities–1.07%
Federal Home Loan Mortgage Corp. (FHLMC)–0.64%
Unsec. Global Notes, 1.63%, 04/15/13	5,000,000	5,009,052

Federal National Mortgage Association (FNMA)–0.43%
Unsec. Global Notes, 2.63%, 11/20/14	3,270,000	3,404,017
Total U.S. Government Sponsored Agency Securities (Cost $8,245,800)		8,413,069

	Shares
Preferred Stocks–0.76%
Diversified Banks–0.38%
CoBank ACB, Series F, 6.25% Pfd.(b)(c)	28,000	2,989,000

Regional Banks–0.27%
PNC Financial Services Group Inc., Series P, 6.13% Pfd.	75,000	2,077,500

Reinsurance–0.11%
Reinsurance Group of America, Inc., Unsec. Sub. 6.20% Variable Rate Pfd.(c)	33,000	895,290
Total Preferred Stocks (Cost $5,500,000)		5,961,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Term Bond Fund

	Shares	Value
Money Market Funds–13.28%
Liquid Assets Portfolio–Institutional Class(g)	52,267,706	$52,267,706
Premier Portfolio–Institutional Class(g)	52,267,705	52,267,705
Total Money Market Funds (Cost $104,535,411)		104,535,411
TOTAL INVESTMENTS–100.49% (Cost $773,679,135)		790,971,309
OTHER ASSETS LESS LIABILITIES–(0.49)%		(3,821,425)
NET ASSETS–100.00%		$787,149,884

Investment Abbreviations:

ARM	— Adjustable Rate Mortgage
Ctfs.	— Certificates
Gtd.	— Guaranteed
Jr.	— Junior
Pfd.	— Preferred
REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduits
Sec.	— Secured
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $139,717,776, which represented 17.75% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(d)	Perpetual bond with no specified maturity date.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $669,143,724)	$686,435,898
Investments in affiliated money market funds, at value and cost	104,535,411
Total investments, at value (Cost $773,679,135)	790,971,309
Foreign currencies, at value (Cost $483)	516
Receivable for:
Fund shares sold	9,845,876
Dividends and interest	5,260,239
Fund expenses absorbed	134,425
Principal paydowns	3,676
Premiums paid on swap agreements	403,749
Investment for trustee deferred compensation and retirement plans	55,980
Other assets	49,828
Total assets	806,725,598

Liabilities:
Payable for:
Investments purchased	13,764,143
Fund shares reacquired	4,559,799
Amount due custodian	9,219
Dividends	191,751
Variation margin	24,626
Accrued fees to affiliates	420,734
Accrued trustees’ and officers’ fees and benefits	4,137
Accrued other operating expenses	83,800
Trustee deferred compensation and retirement plans	110,047
Unrealized depreciation on swap agreements	407,458
Total liabilities	19,575,714
Net assets applicable to shares outstanding	$787,149,884

Net assets consist of:
Shares of beneficial interest	$832,347,141
Undistributed net investment income	(102,763)
Undistributed net realized gain (loss)	(62,021,355)
Unrealized appreciation	16,926,861
$787,149,884

Net Assets:
Class A	$249,684,863
Class C	$497,135,426
Class R	$3,446,658
Class Y	$28,829,375
Class R5	$2,167,072
Class R6	$5,886,490

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	28,544,613
Class C	56,854,572
Class R	393,513
Class Y	3,295,451
Class R5	247,619
Class R6	672,391
Class A:
Net asset value per share	$8.75
Maximum offering price per share
(Net asset value of $8.75 ÷ 97.50%)	$8.97
Class C:
Net asset value and offering price per share	$8.74
Class R:
Net asset value and offering price per share	$8.76
Class Y:
Net asset value and offering price per share	$8.75
Class R5:
Net asset value and offering price per share	$8.75
Class R6:
Net asset value and offering price per share	$8.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$15,993,081
Dividends	187,976
Dividends from affiliated money market funds	109,656
Total investment income	16,290,713

Expenses:
Advisory fees	2,203,541
Administrative services fees	175,946
Custodian fees	23,842
Distribution fees:
Class A	322,920
Class C	2,512,448
Class R	16,111
Transfer agent fees — A, C, R and Y	659,864
Transfer agent fees — R5	740
Transfer agent fees — R6	22
Trustees’ and officers’ fees and benefits	44,770
Other	306,374
Total expenses	6,266,578
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,486,225)
Net expenses	4,780,353
Net investment income	11,510,360

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,672,024
Futures contracts	(1,384,412)
Swap agreements	(547,445)
740,167
Change in net unrealized appreciation (depreciation) of:
Investment securities	5,170,422
Foreign currencies	(26)
Futures contracts	(131,309)
Swap agreements	(407,458)
4,631,629
Net realized and unrealized gain	5,371,796
Net increase in net assets resulting from operations	$16,882,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$11,510,360	$11,085,933
Net realized gain (loss)	740,167	(5,666,492)
Change in net unrealized appreciation	4,631,629	2,484,304
Net increase in net assets resulting from operations	16,882,156	7,903,745

Distributions to shareholders from net investment income:
Class A	(4,537,494)	(4,077,040)
Class C	(6,765,624)	(5,775,264)
Class R	(56,940)	(58,439)
Class Y	(614,063)	(535,966)
Class R5	(113,130)	(251,917)
Class R6	(54,091)	—
Total distributions from net investment income	(12,141,342)	(10,698,626)

Return of capital
Class A	(52,437)	—
Class C	(94,142)	—
Class R	(784)	—
Class Y	(6,620)	—
Class R5	(1,225)	—
Class R6	(1,340)	—
Total return of capital	(156,548)	—

Share transactions–net:
Class A	52,893,956	83,103,274
Class C	175,076,154	74,007,941
Class R	448,186	407,296
Class Y	6,972,884	8,865,869
Class R5	(4,791,920)	(10,575,221)
Class R6	5,890,038	—
Net increase in net assets resulting from share transactions	236,489,298	155,809,159
Net increase in net assets	241,073,564	153,014,278

Net assets:
Beginning of year	546,076,320	393,062,042
End of year (includes undistributed net investment income of $(102,763) and $(178,076), respectively)	$787,149,884	$546,076,320

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

21                         Invesco Short Term Bond Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

22                         Invesco Short Term Bond Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of

23                         Invesco Short Term Bond Fund

protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

K.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.56%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees $244,981 and reimbursed class level expenses of $224,411, $402,840, $3,359, $28,339, $740 and $22 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

24                         Invesco Short Term Bond Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2013, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2013, 12b-1 fees incurred for Class C shares were $1,932,242 after fee waivers of $580,206.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $95,614 in front-end sales commissions from the sale of Class A shares and $11,579 and $12,737 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$107,508,201	$2,989,000	$—	$110,497,201
Corporate Debt Securities	—	540,638,259	—	540,638,259
U.S. Treasury Securities	—	46,681,894	—	46,681,894
Asset-Backed Securities	—	64,889,534	—	64,889,534
U.S Government Sponsored Securities	—	28,264,421	—	28,264,421
	$107,508,201	$683,463,108	$—	$790,971,309
Futures*	42,112	—	—	42,112
Swap Agreements*	—	(407,458)	—	(407,458)
Total Investments	$107,550,313	$683,055,650	$—	$790,605,963

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(407,458)
Interest rate risk
Futures contracts(b)	$42,273	$(161)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Unrealized depreciation on swap agreements.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

25                         Invesco Short Term Bond Fund

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$(547,445)
Interest rate risk	(1,384,412)	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$(407,458)
Interest rate risk	(131,309)	—
Total	$(1,515,721)	$(954,903)

*	The average notional value outstanding of futures and swap agreements during the period was $58,326,034 and $12,500,000, respectively.

Open Futures Contracts
Short Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	200	March-2013	$(24,875,000)	$42,273
U.S. Treasury 10 Year Notes	103	June-2013	(13,549,328)	(161)
Total				$42,112

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America	Citigroup, Inc.	Buy	1.00%	06/20/17	0.985%	$6,000,000	$403,749	$(407,458)

(a)	Implied credit spreads represent the current level as of February 28, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,327.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

26                         Invesco Short Term Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$12,141,342	$10,698,626
Return of capital	156,548	—
Total distributions	$12,297,890	$10,698,626

Tax Components of Net Assets at Period-End:

2013
Net unrealized appreciation — investments	$17,292,174
Net unrealized appreciation (depreciation) — other investments	(407,425)
Temporary book/tax differences	(240,045)
Capital loss carryforward	(61,841,961)
Shares of beneficial interest	832,347,141
Total net assets	$787,149,884

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan benefits and straddle loss deferrals.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$3,846,547	$—	$3,846,547
February 28, 2015	1,556,368	—	1,556,368
February 29, 2016	16,170,361	—	16,170,361
February 28, 2017	10,084,651	—	10,084,651
February 28, 2018	24,733,191	—	24,733,191
February 28, 2019	38,154	—	38,154
Not subject to expiration	1,247,994	4,164,695	5,412,689
	$57,677,266	$4,164,695	$61,841,961

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 6, 2011, the date of reorganization of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $380,768,567 and $194,207,703, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$17,991,547
Aggregate unrealized (depreciation) of investment securities	(699,373)
Net unrealized appreciation of investment securities	$17,292,174

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, bond premiums, return of capital distributions and swap income on February 28, 2013, undistributed net investment income was increased by $862,843, undistributed net realized gain (loss) was increased by $718,450 and shares of beneficial interest was decreased by $1,581,293. This reclassification had no effect on the net assets of the Fund.

27                         Invesco Short Term Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	20,721,240	$180,847,316	12,627,858	$109,397,957
Class C	48,768,658	425,620,883	29,451,828	255,095,195
Class R	160,736	1,405,661	232,787	2,024,523
Class Y	4,655,322	40,620,029	3,582,950	31,045,184
Class R5	123,521	1,076,553	433,712	3,761,490
Class R6(b)	683,768	5,989,636	—	—

Issued as reinvestment of dividends:
Class A	436,220	3,805,859	392,370	3,391,170
Class C	642,124	5,602,168	550,068	4,757,029
Class R	6,501	56,803	6,618	57,320
Class Y	45,624	398,341	38,171	329,726
Class R5	10,405	90,713	27,597	239,491
Class R6	6,330	55,432	—	—

Issued in connection with acquisitions:(c)
Class A	—	—	8,877,880	77,490,237
Class C	—	—	3,203,330	27,968,520
Class R	—	—	62,933	549,958
Class Y	—	—	466,936	4,075,997
Class R5	—	—	9,522	83,246

Reacquired:
Class A	(15,099,089)	(131,759,219)	(12,387,708)	(107,176,090)
Class C	(29,370,625)	(256,146,897)	(24,729,033)	(213,812,803)
Class R	(116,025)	(1,014,278)	(256,569)	(2,224,505)
Class Y	(3,902,447)	(34,045,486)	(3,076,304)	(26,585,038)
Class R5	(681,170)	(5,959,186)	(1,679,866)	(14,659,448)
Class R6	(17,707)	(155,030)	—	—
Net increase in share activity	27,073,386	$236,489,298	17,835,080	$155,809,159

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on February 28, 2011 and by the shareholders of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 12,620,601 shares of the Fund for 4,832,072 shares outstanding of Invesco Libor Alpha Fund and 7,442,993 shares outstanding of Invesco Van Kampen Limited Duration Fund as of the close of business on June 6, 2011. Each class of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Libor Alpha Fund and Invesco Van Kampen Limited Duration Fund to the net asset value of the Fund on the close of business, June 6, 2011. Invesco Libor Alpha Fund’s and Invesco Van Kampen Limited Duration Fund’s net assets at that date of $43,104,318 and $67,063,640, respectively, including $1,196,385 and $1,014,146, respectively of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $411,559,860. The net assets of the Fund immediately following the acquisition were $521,727,818.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization has been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$11,970,544
Net realized/unrealized gains (losses)	(3,187,829)
Change in net assets resulting from operations	$8,782,715

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Fund’s Statement of Operations since June 6, 2011.

28                         Invesco Short Term Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$8.68	$0.18	$0.08	$0.26	$(0.19)	$(0.00)	$(0.19)	$8.75	2.98%	$249,685	0.54	%(d)	0.68	%(d)	2.01	%(d)	44%
Year ended 02/29/12	8.72	0.21	(0.05)	0.16	(0.20)	—	(0.20)	8.68	1.85	195,146	0.56		0.72		2.39		40
Year ended 02/28/11	8.68	0.21	0.04	0.25	(0.21)	—	(0.21)	8.72	2.87	113,103	0.65		0.80		2.41		48
Seven months ended 02/28/10	8.55	0.17	0.13	0.30	(0.17)	—	(0.17)	8.68	3.52	80,252	0.65	(e)	0.87	(e)	3.35	(e)	48
Year ended 07/31/09	9.48	0.48	(0.90)	(0.42)	(0.51)	—	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Year ended 07/31/08	9.75	0.56	(0.26)	0.30	(0.57)	—	(0.57)	9.48	3.18	45,674	0.86		0.94		5.87		73
Class C
Year ended 02/28/13	8.68	0.15	0.07	0.22	(0.16)	(0.00)	(0.16)	8.74	2.50	497,135	0.89	(d)	1.18	(d)	1.66	(d)	44
Year ended 02/29/12	8.71	0.18	(0.04)	0.14	(0.17)	—	(0.17)	8.68	1.65	319,379	0.90		1.28		2.05		40
Year ended 02/28/11	8.68	0.19	0.02	0.21	(0.18)	—	(0.18)	8.71	2.49	246,940	0.90		1.55		2.16		48
Seven months ended 02/28/10	8.54	0.16	0.14	0.30	(0.16)	—	(0.16)	8.68	3.50	103,785	0.90	(e)	1.62	(e)	3.10	(e)	48
Year ended 07/31/09	9.48	0.46	(0.91)	(0.45)	(0.49)	—	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Year ended 07/31/08	9.75	0.54	(0.26)	0.28	(0.55)	—	(0.55)	9.48	2.93	75,404	1.11		1.69		5.62		73
Class R
Year ended 02/28/13	8.69	0.15	0.08	0.23	(0.16)	(0.00)	(0.16)	8.76	2.63	3,447	0.89	(d)	1.03	(d)	1.66	(d)	44
Year ended 02/29/12	8.73	0.18	(0.05)	0.13	(0.17)	—	(0.17)	8.69	1.54	2,975	0.90		1.06		2.05		40
Year ended 02/28/11	8.70	0.19	0.02	0.21	(0.18)	—	(0.18)	8.73	2.49	2,588	0.90		1.05		2.16		48
Seven months ended 02/28/10	8.56	0.16	0.14	0.30	(0.16)	—	(0.16)	8.70	3.49	2,086	0.90	(e)	1.12	(e)	3.10	(e)	48
Year ended 07/31/09	9.50	0.46	(0.91)	(0.45)	(0.49)	—	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Year ended 07/31/08	9.77	0.54	(0.26)	0.28	(0.55)	—	(0.55)	9.50	2.94	1,310	1.11		1.19		5.62		73
Class Y
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	28,829	0.39	(d)	0.53	(d)	2.16	(d)	44
Year ended 02/29/12	8.72	0.22	(0.04)	0.18	(0.22)	—	(0.22)	8.68	2.04	21,676	0.40		0.56		2.55		40
Year ended 02/28/11	8.69	0.23	0.03	0.26	(0.23)	—	(0.23)	8.72	3.00	12,950	0.40		0.55		2.66		48
Seven months ended 02/28/10	8.55	0.18	0.14	0.32	(0.18)	—	(0.18)	8.69	3.79	8,132	0.40	(e)	0.62	(e)	3.60	(e)	48
Year ended 07/31/09(f)	8.81	0.41	(0.28)	0.13	(0.39)	—	(0.39)	8.55	1.62	2,545	0.51	(e)	0.75	(e)	5.86	(e)	123
Class R5
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	2,167	0.39	(d)	0.44	(d)	2.16	(d)	44
Year ended 02/29/12	8.72	0.22	(0.04)	0.18	(0.22)	—	(0.22)	8.68	2.04	6,901	0.40		0.46		2.55		40
Year ended 02/28/11	8.69	0.23	0.03	0.26	(0.23)	—	(0.23)	8.72	3.00	17,481	0.40		0.45		2.66		48
Seven months ended 02/28/10	8.55	0.18	0.14	0.32	(0.18)	—	(0.18)	8.69	3.79	52,716	0.40	(e)	0.49	(e)	3.60	(e)	48
Year ended 07/31/09	9.49	0.51	(0.92)	(0.41)	(0.53)	—	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Year ended 07/31/08	9.76	0.60	(0.27)	0.33	(0.60)	—	(0.60)	9.49	3.51	76,898	0.55		0.55		6.18		73
Class R6
Year ended 02/28/13(f)	8.76	0.08	0.00	0.08	(0.09)	(0.00)	(0.09)	8.75	0.89	5,886	0.40	(d)(e)	0.44	(d)(e)	2.15	(d)(e)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $108,844,548 and sold of $18,391,076 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $215,280, $386,448, $3,222, $27,185, $5,023 and $5,526 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y shares and Class R6 shares, respectively.

29                         Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

30                         Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through February 28, 2013 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[3]
A	$1,000.00	$1,011.90	$2.69	$1,022.12	$2.71	0.54%
C	1,000.00	1,009.00	4.43	1,020.38	4.46	0.89
R	1,000.00	1,010.20	4.44	1,020.38	4.46	0.89
Y	1,000.00	1,012.70	1.95	1,022.86	1.96	0.39
R5	1,000.00	1,012.70	1.95	1,022.86	1.96	0.39
R6	1,000.00	1,008.90	1.74	1,022.81	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012, through February 28, 2013 (as of close of business September 24, 2012, through February 28, 2013 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 158 (as of close of business September 24, 2012, through February 28, 2013)/365. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

31                         Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.53%
Corporate Dividends Received Deduction*	1.53%
U.S. Treasury Obligations*	2.91%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

32                         Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Term Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 STB-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2013

Invesco U.S. Government Fund

Nasdaq:
A: AGOVX ▪ B: AGVBX ▪ C: AGVCX ▪ R: AGVRX ▪ Y: AGVYX
Investor: AGIVX ▪ R5: AGOIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As it began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data and competing proposals on how to reduce the federal budget deficit increased investor uncertainty and hindered market performance. Throughout the reporting period, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco U.S. Government Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

May be this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your Fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your Fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your Fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Class A shares of Invesco U.S. Government Fund underperformed the Fund’s style-specific index, the Barclays U.S. Government Bond Index. A combination of sector allocation decisions and duration positioning were the main contributors to underperformance versus the style-specific benchmark for the year.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.76%
Class B Shares	1.00
Class C Shares	1.00
Class R Shares	1.50
Class Y Shares	2.01
Investor Class Shares	1.76
Class R5 Shares*	2.04
Barclays U.S. Aggregate Index‚ (Broad Market Index)	3.12
Barclays U.S. Government Bond Index ■ (Style-Specific Index)	1.98
Lipper Intermediate U.S. Government Funds Index ■ (Peer Group Index)	2.51

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

*Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

We invest primarily in debt securities issued, guaranteed or backed by the US government or its agencies and instrumentalities. These securities include: US Treasury notes and bonds, US agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivatives and other financial instruments that have similar economic characteristics to underlying securities, interest rates, currencies or related indexes.

    Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, most major segments of the US bond market produced positive returns, buoyed by generally slow economic growth, sustained low interest rates and investor demand for yield. The US showed positive, yet lethargic, economic and employment growth while signs of recession across Europe and Japan, and slowing growth in China, weighed on global demand for US goods and services. With inflation expectations held in check by modest economic and employment growth prospects, the US Federal Reserve, along with other major central banks around the world, continued their accommodative monetary policies and bond buying programs aimed at spurring economic activity by keeping interest rates low.

    Throughout the year, US Treasuries experienced mild rallies and sell-offs as uncertainties about the slowing global economies, the US presidential election, the “fiscal cliff” and geopolitical risks were reflected in market prices. Treasury yields ultimately remained very low and little changed across the maturity spectrum from the beginning of the fiscal year to its end.

    The low yields provided by Treasuries, and increased investor confidence that rates would remain low for an extended period, increased demand for fixed income securities that provided relative value and higher yields than comparable-maturity Treasuries in return for the additional risks they carry. In place of significant rate declines, US bond market returns for 2012 were supported by demand for riskier assets such as corporate bonds and MBS.

    With this market backdrop for context, we maintained a material underweight position to US Treasuries which contributed to relative returns during a period when the spread sectors of the government bond market outperformed

Portfolio Composition By security type, based on total investments

U.S. Government Sponsored
Mortgage-Backed Securities	59.9%
U.S. Government Sponsored
Agency Securities	18.3
U.S. Treasury Securities	16.9
Asset-Backed Securities	2.2
U.S. Dollar Denominated Bonds and Notes	1.4
Money Market Funds	1.3

Top Five Fixed Income Issuers*

1. Federal National Mortgage Association	46.5%
2. U.S. Treasury	15.9
3. Federal Home Loan Mortgage Corp.	15.6
4. Government National Mortgage Association	9.7
5. Federal Home Loan Bank	2.7

Total Net Assets	$1.0 billion

Total Number of Holdings*	1,004

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.

4                Invesco U.S. Government Fund

Treasuries. Our investments in off-benchmark, short-average-life agency-collateralized mortgage obligations provided incremental yield and price stability for the portfolio. As rates moved during the year, this created a drag on relative returns as they underperformed the longer-duration style-specific benchmark, the Barclays U.S. Government Bond Index, on a total return basis. Our investment in off-benchmark agency MBS benefited the Fund’s performance versus the style-specific index and contributed to a higher-than-index average portfolio yield-to-maturity for the reporting period. Security selection across the Treasury and agency sectors was beneficial as our portfolio holdings collectively outperformed the corresponding benchmark positions. Our security selection decisions across the maturity, coupon, vintage and issuer strata of the residential MBS market also were helpful for the Fund’s relative returns. Among agency MBS, our emphasis on 30-year, fixed-rate lower-coupon securities was advantageous for Fund returns as these securities benefited from favorable prepayment trends as well as a very positive market environment in which demand exceeded supply; this was especially true following the Fed’s September announcement of “QE3,” an open-ended bond purchasing program for lower coupon agency MBS.

    The Fund also benefited from incremental income earned by engaging in mortgage dollar roll activity, which involves the Fund selling an MBS to a financial institution with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. We maintained the Fund’s duration and yield curve positioning close to the style-specific benchmark on average during the reporting period, but the timing of changes and degree of variance from the benchmark were detractors from relative performance as rates fluctuated throughout the reporting period. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    We thank you for your investment in Invesco U.S. Government Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University.

5                Invesco U.S. Government Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 02/28/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
■	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

6                Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	5.69%
10 Years	3.48
5 Years	3.70
1 Year	-2.54

Class B Shares
Inception (9/7/93)	4.51%
10 Years	3.31
5 Years	3.48
1 Year	-3.96

Class C Shares
Inception (8/4/97)	4.06%
10 Years	3.15
5 Years	3.84
1 Year	0.00

Class R Shares
Inception (6/3/02)	4.14%
10 Years	3.68
5 Years	4.35
1 Year	1.50

Class Y Shares
10 Years	4.05%
5 Years	4.86
1 Year	2.01

Investor Class Shares
10 Years	3.95%
5 Years	4.60
1 Year	1.76

Class R5 Shares
10 Years	4.30%
5 Years	5.04
1 Year	2.04

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	5.74%
10 Years	3.59
5 Years	4.30
1 Year	-2.08

Class B Shares
Inception (9/7/93)	4.56%
10 Years	3.42
5 Years	4.08
1 Year	-3.63

Class C Shares
Inception (8/4/97)	4.13%
10 Years	3.27
5 Years	4.42
1 Year	0.35

Class R Shares
Inception (6/3/02)	4.24%
10 Years	3.79
5 Years	4.97
1 Year	1.96

Class Y Shares
10 Years	4.16%
5 Years	5.44
1 Year	2.36

Investor Class Shares
10 Years	4.07%
5 Years	5.21
1 Year	2.22

Class R5 Shares
10 Years	4.40%
5 Years	5.64
1 Year	2.40

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 0.92%, 1.67%, 1.67%, 1.17%, 0.67%, 0.92%

and 0.48%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index, commodity or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives may include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the adviser elects not to do so due to availability, cost, market conditions or other factors.

■

Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.

Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Reverse repurchase agreement risk. Reverse repurchase agreements involve the risk that the market value of securities to be repurchased may decline below the repurchase price or that the other party may default on its obligation, resulting in delays, additional costs or the restriction of proceeds from the sale.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

■

US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AGOVX
Class B Shares	AGVBX
Class C Shares	AGVCX
Class R Shares	AGVRX
Class Y Shares	AGVYX
Investor Class Shares	AGIVX
Class R5 Shares	AGOIX

8                Invesco U.S. Government Fund

Schedule of Investments

February 28, 2013

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–65.23%
Collateralized Mortgage Obligations–29.95%
Fannie Mae REMICs, 5.50%, 04/25/17	$107,730	$109,370
5.00%, 04/25/18 to 09/25/37	13,120,533	13,864,640
4.00%, 07/25/18 to 07/25/40	14,593,561	15,453,536
3.50%, 10/25/18 to 12/25/31	2,158,804	2,193,763
4.50%, 07/25/19 to 07/25/27	2,302,275	2,338,678
4.25%, 12/25/19 to 02/25/37	9,464,244	9,989,520
2.25%, 02/25/21	1,122,085	1,155,785
3.00%, 07/25/22 to 09/25/36	9,938,189	10,179,714
2.50%, 03/25/26	3,856,298	4,023,181
7.00%, 09/18/27	2,112,415	2,483,243
6.50%, 01/25/30 to 03/25/32	6,564,141	7,556,190
5.75%, 10/25/35	2,436,712	2,756,990
0.50%, 05/25/36(a)	9,744,217	9,778,814
0.70%, 03/25/37 to 03/25/40(a)	9,792,792	9,850,964
0.97%, 06/25/37(a)	7,496,000	7,603,493
0.60%, 06/25/38(a)	11,554,193	11,612,732
6.57%, 06/25/39(a)	4,446,465	5,336,547
0.75%, 02/25/41(a)	8,421,701	8,499,538
0.72%, 11/25/41(a)	3,234,480	3,270,271
Federal Home Loan Bank, 5.07%, 10/20/15	3,227,645	3,462,964
Freddie Mac REMICs, 0.85%, 03/15/13	2,092,938	2,092,600
3.77%, 09/15/17	167,198	167,442
3.84%, 09/15/17	548,428	551,109
4.00%, 12/15/17 to 07/15/23	8,129,372	8,370,241
4.50%, 07/15/18 to 10/15/36	3,713,579	3,796,134
3.00%, 10/15/18 to 04/15/26	7,724,194	8,006,752
3.75%, 10/15/18	1,831,936	1,885,909
4.25%, 01/15/19	1,961,520	2,005,024
5.00%, 01/15/19 to 11/15/32	3,884,084	4,109,016
3.50%, 12/15/27	2,445,062	2,502,418
0.60%, 04/15/28 to 06/15/37(a)	19,064,119	19,188,811
5.25%, 08/15/32	1,059,543	1,070,214
0.70%, 12/15/35 to 03/15/40(a)	11,239,708	11,379,115
0.50%, 03/15/36(a)	8,965,694	9,007,434
5.75%, 05/15/36	1,395,895	1,440,201
0.56%, 11/15/36(a)	4,991,588	5,009,847
0.55%, 03/15/39(a)	1,924,517	1,930,197
0.65%, 03/15/39 to 02/15/42(a)	29,598,448	29,851,995
1.06%, 11/15/39(a)	1,705,152	1,723,332
Ginnie Mae REMICs, 4.00%, 04/16/33 to 02/20/38	10,655,816	11,119,113
4.50%, 05/20/33 to 01/16/34	27,980,735	28,920,805
5.76%, 08/20/34(a)	3,090,791	3,511,194
5.85%, 01/20/39(a)	8,526,071	9,911,017

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
1.00%, 09/16/39(a)	$4,119,800	$4,212,531
4.51%, 07/20/41(a)	2,804,867	3,172,743
		306,455,127

Federal Deposit Insurance Company (FDIC)–0.18%
Series 2010-S1, Class 1A, Gtd. Floating Rate Notes, 0.75%, 02/25/48 (Acquired 03/05/10; Cost $1,862,041)(a)(b)	1,862,041	1,866,838

Federal Home Loan Mortgage Corp. (FHLMC)–11.93%
Pass Through Ctfs., 7.00%, 12/01/14 to 03/01/36	2,948,954	3,374,272
6.50%, 04/01/15 to 12/01/35	12,710,150	14,580,314
8.00%, 12/01/15 to 02/01/35	5,980,062	7,455,245
10.00%, 02/01/16 to 04/01/20	180,016	212,663
6.00%, 06/01/17 to 07/01/38	3,966,539	4,347,921
10.50%, 08/01/19 to 01/01/21	21,699	23,540
8.50%, 09/01/20 to 08/01/31	428,549	529,926
4.50%, 09/01/20 to 01/01/40	9,803,885	10,711,540
9.50%, 11/01/20 to 04/01/25	110,101	127,145
7.50%, 11/01/20 to 05/01/35	4,930,367	5,953,633
9.00%, 06/01/21 to 04/01/25	532,041	615,432
5.50%, 12/01/22 to 11/01/39	7,498,078	8,149,527
3.50%, 08/01/26	5,736,366	6,177,573
3.00%, 05/01/27 to 07/01/27	6,398,351	6,795,223
7.05%, 05/20/27	382,025	439,413
6.03%, 10/20/30	836,701	958,176
5.00%, 07/01/35 to 01/01/40	6,019,967	6,557,660
Pass Through Ctfs., ARM, 2.20%, 05/01/37(a)	1,100,085	1,166,171
2.64%, 10/01/36(a)	3,497,305	3,740,652
2.86%, 12/01/36(a)	988,237	1,056,163
2.93%, 09/01/35 to 01/01/38(a)	3,822,384	4,051,633
2.94%, 10/01/36(a)	1,466,855	1,575,686
3.01%, 11/01/37(a)	3,446,742	3,717,616
Pass Through Ctfs., TBA, 3.00%, 03/01/43(c)	11,500,000	11,848,594
3.50%, 03/01/43(c)	17,000,000	17,900,468
		122,066,186

Federal National Mortgage Association (FNMA)–19.37%
Pass Through Ctfs., 6.00%, 10/01/13 to 10/01/38	16,633,230	18,316,573
7.00%, 01/15/14 to 06/01/36	9,474,637	11,023,972
8.00%, 02/01/14 to 12/01/36	5,903,560	7,182,450
7.50%, 02/01/14 to 08/01/37	6,962,525	8,414,423
12.00%, 12/01/15 to 01/01/16	8,634	8,843
6.50%, 04/01/16 to 10/01/38	11,542,615	13,063,766
9.50%, 07/01/16 to 08/01/22	21,653	24,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Government Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
9.00%, 12/01/16	$43,391	$48,092
5.00%, 01/01/17 to 03/01/40	14,444,270	15,903,347
4.50%, 04/01/19 to 08/01/39	10,079,131	11,113,300
10.00%, 12/20/19 to 12/20/21	147,908	155,344
5.50%, 03/01/21 to 05/01/35	12,457,832	13,734,391
6.75%, 07/01/24	750,465	867,274
8.50%, 09/01/24 to 08/01/37	3,885,641	4,808,256
10.21%, 04/20/25	75,797	79,774
6.95%, 07/01/25 to 10/01/25	137,158	155,991
3.50%, 05/01/27 to 06/01/27	8,024,937	8,636,002
Pass Through Ctfs., ARM, 2.50%, 10/01/34(a)	4,685,993	5,032,727
2.34%, 05/01/35(a)	2,695,731	2,864,765
2.76%, 01/01/37(a)	11,359,940	12,212,636
Pass Through Ctfs., BAL, 3.84%, 04/01/18	5,738,610	6,397,790
Pass Through Ctfs., TBA, 3.00%, 03/01/43(c)	37,500,000	38,835,937
3.50%, 03/01/43(c)	16,700,000	17,662,860
4.00%, 03/01/43(c)	1,500,000	1,598,906
		198,141,971

Government National Mortgage Association (GNMA)–3.80%
Pass Through Ctfs., 12.00%, 09/15/13 to 07/15/15	3,066	3,202
13.00%, 10/15/14 to 12/15/14	6,342	6,399
11.00%, 09/15/15	147	148
10.00%, 06/15/16 to 07/15/24	240,355	261,488
8.50%, 09/20/16 to 01/15/37	477,738	552,932
9.00%, 10/15/16 to 04/15/21	76,048	78,747
8.75%, 10/20/16	23,199	23,334
8.00%, 12/15/16 to 08/15/36	2,744,373	3,267,267
9.50%, 08/15/17 to 03/15/23	96,973	107,564
6.50%, 09/15/17 to 01/15/37	5,522,983	6,325,170
7.00%, 07/15/18 to 12/15/36	2,399,333	2,823,419
6.95%, 07/20/25 to 11/20/26	572,603	674,749
7.50%, 03/15/26 to 10/15/35	3,042,794	3,669,156
6.00%, 12/15/28 to 08/15/33	2,177,386	2,488,141
6.10%, 12/20/33	3,521,446	4,162,584
3.50%, 08/20/42 to 10/20/42	8,666,207	9,113,252
Pass Through Ctfs., TBA, 3.50%, 03/01/43(c)	5,000,000	5,359,375
		38,916,927
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $649,457,263)		667,447,049

U.S. Government Sponsored Agency Securities–19.96%
Federal Agricultural Mortgage Corp.–2.48%
Sec. Gtd. Notes, 5.13%, 04/19/17(b)	6,000,000	7,059,924

	Principal Amount	Value
Federal Agricultural Mortgage Corp–(continued)
Sr. Unsec. Notes, 2.00%, 07/27/16	$4,000,000	$4,197,108
Unsec. Medium-Term Notes, 1.25%, 12/06/13	7,000,000	7,060,618
0.85%, 08/11/14	7,000,000	7,057,757
		25,375,407

Federal Farm Credit Bank (FFCB)–1.63%
Bonds, 1.05%, 03/28/16	7,000,000	7,126,828
Medium-Term Notes, 5.75%, 12/07/28	7,000,000	9,521,970
		16,648,798

Federal Home Loan Bank (FHLB)–2.39%
Global Bonds, 0.50%, 11/20/15	11,800,000	11,842,756
Unsec. Bonds, 1.50%, 10/12/17	4,800,000	4,943,250
Unsec. Global Bonds, 0.25%, 01/16/15	7,630,000	7,628,623
		24,414,629

Federal Home Loan Mortgage Corp. (FHLMC)–5.07%
Sr. Unsec. Global Notes, 5.00%, 04/18/17	2,750,000	3,233,155
Unsec. Global Notes, 0.63%, 12/29/14	3,450,000	3,472,967
2.00%, 08/25/16	5,500,000	5,781,417
1.00%, 03/08/17	10,300,000	10,450,123
0.75%, 01/12/18	7,900,000	7,851,510
0.88%, 03/07/18	6,350,000	6,336,285
1.25%, 08/01/19	4,800,000	4,788,389
1.25%, 10/02/19	10,000,000	9,943,821
		51,857,667

Federal National Mortgage Association (FNMA)–6.01%
Sr. Unsec. Global Notes, 0.38%, 03/16/15	5,000,000	5,008,640
5.00%, 05/11/17	4,000,000	4,711,628
Unsec. Global Notes, 0.50%, 05/27/15	5,850,000	5,874,514
0.50%, 09/28/15	4,600,000	4,618,743
1.63%, 10/26/15	6,000,000	6,199,920
0.50%, 03/30/16	2,000,000	2,004,528
2.38%, 04/11/16	2,300,000	2,437,731
1.25%, 01/30/17	8,300,000	8,503,350
1.13%, 04/27/17	5,450,000	5,549,786
0.88%, 08/28/17	7,250,000	7,284,288
0.88%, 10/26/17	6,200,000	6,218,514
Unsec. Notes, 1.38%, 11/15/16	3,000,000	3,087,492
		61,499,134

Tennessee Valley Authority (TVA)–2.38%
Sr. Unsec. Global Bonds, 4.88%, 12/15/16	11,377,000	13,174,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Government Fund

	Principal Amount		Value
Tennessee Valley Authority (TVA)–(continued)
Sr. Unsec. Global Notes, 5.50%, 07/18/17	$7,700,000		$9,240,320
1.88%, 08/15/22	2,000,000		1,981,648
			24,396,847
Total U.S. Government Sponsored Agency Securities (Cost $199,350,713)			204,192,482

U.S. Treasury Securities–18.38%
U.S. Treasury Notes–12.45%
0.38%, 01/15/16	5,000,000		5,005,224
0.63%, 05/31/17	7,000,000		7,006,202
2.75%, 05/31/17	6,000,000		6,541,598
2.38%, 07/31/17(d)	16,000,000		17,209,314
0.75%, 12/31/17	7,000,000		7,007,393
1.38%, 12/31/18	3,000,000		3,069,805
1.00%, 11/30/19	7,000,000		6,914,718
3.63%, 02/15/20	7,800,000		9,059,164
3.50%, 05/15/20	14,500,000		16,727,544
2.63%, 08/15/20	7,000,000		7,635,675
3.13%, 05/15/21	20,000,000		22,485,360
2.13%, 08/15/21	3,700,000		3,856,841
2.00%, 11/15/21	100,000		102,849
1.75%, 05/15/22	14,750,000		14,739,293
			127,360,980

U.S. Treasury Bonds–3.89%
7.88%, 02/15/21	6,500,000		9,682,488
7.50%, 11/15/24	7,320,000		11,482,324
3.50%, 02/15/39	2,500,000		2,734,580
4.25%, 05/15/39	2,900,000		3,583,616
4.63%, 02/15/40	2,800,000		3,666,150
4.38%, 05/15/41	6,900,000		8,704,536
			39,853,694

U.S. Treasury Inflation–Indexed Bonds–2.04%
0.13%, 04/15/17	5,054,850	(e)	5,452,695
0.13%, 07/15/22	6,989,640	(e)	7,613,937

	Principal Amount		Value

U.S. Treasury Inflation–Indexed Bond–(continued)
0.75%, 02/15/42	$7,316,712	(e)	$7,773,116
			20,839,748
Total U.S. Treasury Securities (Cost $178,170,351)			188,054,422

Foreign Bonds–2.35%
Collateralized Mortgage Obligations–2.08%
La Hipotecaria Panamanian Mortgage Trust (Panama)-Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 3.00%, 09/08/39 (Acquired 11/05/10-10/27/11; Cost $21,021,317)(a)(b)	20,328,637		21,243,426
Sovereign Debt–0.27%
Israel Government Agency for International Development (AID) Bond (Israel), Unsec. Gtd. Bonds, 5.13%, 11/01/24	2,200,000		2,804,266
Total Foreign Bonds (Cost $23,236,268)			24,047,692

Corporate Bonds and Notes–1.57%
Private Export Funding Corp.–1.57%
Sec. Gtd. Notes, 2.13%, 07/15/16	5,000,000		5,265,559
1.38%, 02/15/17	5,000,000		5,125,340
4.30%, 12/15/21	4,800,000		5,697,259
Total U.S. Dollar Denominated Bonds and Notes (Cost $14,768,576)			16,088,158

	Shares
Money Market Funds–1.43%
Government & Agency Portfolio–Institutional Class (Cost $14,658,742)(f)	14,658,742		14,658,742
TOTAL INVESTMENTS–108.92% (Cost $1,079,641,913)			1,114,488,545
OTHER ASSETS LESS LIABILITIES–(8.92)%			(91,261,383)
NET ASSETS–100.00%			$1,023,227,162

Investment Abbreviations:

ARM	— Adjustable Rate Mortgage
BAL	— Balloon
Ctfs.	— Certificates
Gtd.	— Guaranteed
REMICs	— Real Estate Mortgage Investment Conduits

Sec.	— Secured
Sr.	— Senior
TBA	— To Be Announced
Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $30,170,188, which represented 2.95% of the Fund’s Net Assets.
(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(e)	Principal amount of security and interest payments are adjusted for inflation.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,064,983,171)	$1,099,829,803
Investments in affiliated money market funds, at value and cost	14,658,742
Total investments, at value (Cost $1,079,641,913)	1,114,488,545
Cash	11,523
Receivable for:
Variation margin	33,636
Fund shares sold	481,350
Dividends and interest	3,845,203
Principal paydowns	389,757
Investment for trustee deferred compensation and retirement plans	100,008
Other assets	29,685
Total assets	1,119,379,707

Liabilities:
Payable for:
Investments purchased	92,859,774
Fund shares reacquired	1,798,855
Dividends	294,567
Accrued fees to affiliates	634,536
Accrued other operating expenses	322,351
Accrued trustees’ and officers’ fees and benefits	4,295
Trustee deferred compensation and retirement plans	238,167
Total liabilities	96,152,545
Net assets applicable to shares outstanding	$1,023,227,162

Net assets consist of:
Shares of beneficial interest	$1,125,188,202
Undistributed net investment income	(2,721,672)
Undistributed net realized gain (loss)	(134,772,104)
Unrealized appreciation	35,532,736
$1,023,227,162

Net Assets:
Class A	$823,299,074
Class B	$38,617,345
Class C	$65,923,992
Class R	$11,247,832
Class Y	$6,445,522
Investor Class	$72,685,662
Class R5	$5,007,735

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	89,147,379
Class B	4,166,275
Class C	7,142,465
Class R	1,216,554
Class Y	696,867
Investor Class	7,862,739
Class R5	542,400
Class A:
Net asset value per share	$9.24
Maximum offering price per share
(Net asset value of $9.24 ÷ 95.75%)	$9.65
Class B:
Net asset value and offering price per share	$9.27
Class C:
Net asset value and offering price per share	$9.23
Class R:
Net asset value and offering price per share	$9.25
Class Y:
Net asset value and offering price per share	$9.25
Investor Class:
Net asset value and offering price per share	$9.24
Class R5:
Net asset value and offering price per share	$9.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Government Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$23,214,781
Dividends from affiliated money market funds	3,406
Total investment income	23,218,187

Expenses:
Advisory fees	4,259,468
Administrative services fees	293,753
Custodian fees	51,648
Distribution fees:
Class A	2,190,121
Class B	469,405
Class C	733,801
Class R	64,881
Investor Class	200,056
Transfer agent fees — A, B, C, R, Y and Investor	2,104,013
Transfer agent fees — R5	5,677
Trustees’ and officers’ fees and benefits	67,047
Other	422,763
Total expenses	10,862,633
Less: Fees waived and expense offset arrangement(s)	(18,763)
Net expenses	10,843,870
Net investment income	12,374,317

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	7,992,550
Futures contracts	301,555
8,294,105
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,998,936)
Futures contracts	1,153,406
(1,845,530)
Net realized and unrealized gain	6,448,575
Net increase in net assets resulting from operations	$18,822,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$12,374,317	$16,970,599
Net realized gain	8,294,105	41,970,761
Change in net unrealized appreciation (depreciation)	(1,845,530)	10,666,450
Net increase in net assets resulting from operations	18,822,892	69,607,810

Distributions to shareholders from net investment income:
Class A	(21,962,826)	(21,518,361)
Class B	(830,505)	(1,207,780)
Class C	(1,288,923)	(1,488,982)
Class R	(293,059)	(408,651)
Class Y	(220,532)	(150,892)
Investor Class	(2,008,608)	(2,623,684)
Class R5	(163,954)	(280,679)
Total distributions from net investment income	(26,768,407)	(27,679,029)

Share transactions–net:
Class A	(82,800,533)	589,732,288
Class B	(17,113,490)	8,080,122
Class C	(10,758,501)	21,105,628
Class R	(2,817,686)	(3,519,210)
Class Y	(1,270,184)	(1,762,603)
Investor Class	(11,982,320)	(21,630,400)
Class R5	(265,166)	(1,615,275)
Net increase (decrease) in net assets resulting from share transactions	(127,007,880)	590,390,550
Net increase (decrease) in net assets	(134,953,395)	632,319,331

Net assets:
Beginning of year	1,158,180,557	525,861,226
End of year (includes undistributed net investment income of $(2,721,672) and $(519,138), respectively)	$1,023,227,162	$1,158,180,557

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

14                         Invesco U.S. Government Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

15                         Invesco U.S. Government Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

16                         Invesco U.S. Government Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2012, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2012, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 1.03%, 1.78%, 1.78%, 1.28%, 0.78%, 1.03% and 0.78%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $12,429.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $71,740 in front-end sales commissions from the sale of Class A shares and $1,515, $76,254 and $4,672 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco U.S. Government Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$14,658,742	$—	$—	$14,658,742
U.S. Treasury Securities	—	188,054,422	—	188,054,422
U.S. Government Sponsored Agency Securities	—	871,639,531	—	871,639,531
Corporate Debt Securities	—	16,088,158	—	16,088,158
Foreign Sovereign Debt Securities	—	2,804,266	—	2,804,266
Foreign Bonds	—	21,243,426	—	21,243,426
	14,658,742	1,099,829,803	—	1,114,488,545
Futures*	686,104	—	—	686,104
Total Investments	$15,344,846	$1,099,829,803	$—	$1,115,174,649

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$743,311	$(57,207)

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures*
Realized Gain
Interest rate risk	$301,555
Change in Unrealized Appreciation
Interest rate risk	1,153,406
Total	$1,454,961

*	The average notional value of futures outstanding during the period was $343,125,669.

18                         Invesco U.S. Government Fund

Open Futures Contracts
Long Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Ultra U.S. Treasury Bonds	415	June-2013	$65,570,000	$647,566
U.S. Treasury 2 Year Notes	320	June-2013	70,550,000	14,328
U.S. Treasury 5 Year Notes	683	June-2013	84,681,328	81,417
Subtotal			$220,801,328	$743,311

Short Contracts
U.S. Treasury 10 Year Notes	258	June-2013	$(33,939,094)	$(402)
U.S. Treasury 30 Year Bonds	398	June-2013	(57,224,937)	(56,805)
Subtotal			$(91,164,031)	$(57,207)
Total				$686,104

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,334.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$26,768,407	$27,679,029

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$323,956
Net unrealized appreciation — investments	31,979,179
Temporary book/tax differences	(1,787,384)
Post-October loss deferrals	(4,938,918)
Capital loss carryforward	(127,537,873)
Shares of beneficial interest	1,125,188,202
Total net assets	$1,023,227,162

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization.

19                         Invesco U.S. Government Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,839,602 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$14,388,010	$—	$14,388,010
February 28, 2015	29,211,253	—	29,211,253
February 29, 2016	13,835,615	—	13,835,615
February 28, 2017	67,554,183	—	67,554,183
February 28, 2019	2,548,812	—	2,548,812
	$127,537,873	$—	$127,537,873

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $1,231,182,446 and $1,344,967,828, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $88,798,607 and $81,776,727, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,033,376
Aggregate unrealized (depreciation) of investment securities	(3,054,197)
Net unrealized appreciation of investment securities	$31,979,179

Cost of investments for tax purposes is $1,082,509,366.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns and dollar rolls, on February 28, 2013, undistributed net investment income was increased by $12,191,556, undistributed net realized gain (loss) was decreased by $12,182,848 and shares of beneficial interest was decreased by $8,708. This reclassification had no effect on the net assets of the Fund.

20                         Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	8,753,531	$81,619,457	12,691,127	$116,252,742
Class B	390,819	3,659,462	1,170,533	10,853,261
Class C	1,215,124	11,332,770	2,829,210	26,078,413
Class R	410,774	3,831,670	583,767	5,357,539
Class Y	701,369	6,548,969	454,378	4,213,485
Investor Class	553,025	5,162,324	1,099,764	10,130,756
Class R5	194,900	1,816,603	677,715	6,128,985

Issued as reinvestment of dividends:
Class A	1,928,997	17,987,569	1,912,370	17,639,058
Class B	81,172	759,706	119,640	1,104,275
Class C	121,118	1,128,735	139,326	1,281,035
Class R	31,180	291,131	44,316	406,544
Class Y	17,734	165,619	10,486	96,649
Investor Class	205,611	1,918,946	274,474	2,518,113
Class R5	17,294	161,310	29,902	275,306

Automatic conversion of Class B shares to Class A shares:
Class A	976,577	9,088,704	1,673,788	15,269,421
Class B	(972,690)	(9,088,704)	(1,649,592)	(15,269,421)

Issued in connection with acquisitions(b):
Class A	—	—	70,366,363	635,834,431
Class B	—	—	3,127,629	28,365,835
Class C	—	—	2,425,190	21,904,508
Class Y	—	—	206,485	1,868,182
Class R5	—	—	1,121	10,127

Reacquired:
Class A	(20,566,979)	(191,496,263)	(21,273,517)	(195,263,364)
Class B	(1,332,256)	(12,443,954)	(1,867,041)	(16,973,828)
Class C	(2,497,221)	(23,220,006)	(3,078,295)	(28,158,328)
Class R	(744,806)	(6,940,487)	(1,014,519)	(9,283,293)
Class Y	(859,768)	(7,984,772)	(883,817)	(7,940,919)
Investor Class	(2,045,824)	(19,063,590)	(3,750,711)	(34,279,269)
Class R5	(240,470)	(2,243,079)	(862,070)	(8,029,693)
Net increase (decrease) in share activity	(13,660,789)	$(127,007,880)	65,458,022	$590,390,550

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on June 6, 2011, the Fund acquired all the net assets of Invesco Van Kampen Government Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 76,126,788 shares of the Fund for 71,200,588 shares outstanding of the Target Fund as of the close of business on June 3, 2011. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, June 3, 2011. The Target Fund’s net assets at that date of $687,983,083 including $16,000,783 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $492,673,816. The net assets of the Fund immediately following the acquisition were $1,180,656,899. The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization has been completed on March 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$23,075,834
Net realized/unrealized gains	171,635,474
Change in net assets resulting from operations	$194,711,308

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since June 6, 2011.

21                         Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/13	$9.31	$0.11	$0.05	$0.16	$(0.23)	$9.24	1.76%	$823,299	0.90	%(d)	0.90	%(d)	1.20	%(d)	113%
Year ended 02/29/12	8.91	0.16	0.50	0.66	(0.26)	9.31	7.50	912,434	0.92		0.92		1.78		157
Year ended 02/28/11	8.91	0.16	0.11	0.27	(0.27)	8.91	3.04	291,338	0.98		0.98		1.75		70
Seven months ended 02/28/10	8.82	0.16	0.14	0.30	(0.21)	8.91	3.45	312,180	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.62	0.32	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.23	0.60	(0.42)	8.62	7.28	335,216	1.06		1.06		4.25		112
Class B
Year ended 02/28/13	9.34	0.04	0.05	0.09	(0.16)	9.27	1.00	38,617	1.65	(d)	1.65	(d)	0.45	(d)	113
Year ended 02/29/12	8.94	0.10	0.49	0.59	(0.19)	9.34	6.69	56,028	1.67		1.67		1.03		157
Year ended 02/28/11	8.94	0.09	0.11	0.20	(0.20)	8.94	2.27	45,597	1.73		1.73		1.00		70
Seven months ended 02/28/10	8.85	0.12	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.65	0.26	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Year ended 07/31/08	8.46	0.30	0.25	0.55	(0.36)	8.65	6.60	97,091	1.81		1.81		3.50		112
Class C
Year ended 02/28/13	9.30	0.04	0.05	0.09	(0.16)	9.23	1.00	65,924	1.65	(d)	1.65	(d)	0.45	(d)	113
Year ended 02/29/12	8.90	0.10	0.49	0.59	(0.19)	9.30	6.69	77,221	1.67		1.67		1.03		157
Year ended 02/28/11	8.90	0.09	0.11	0.20	(0.20)	8.90	2.27	53,323	1.73		1.73		1.00		70
Seven months ended 02/28/10	8.82	0.12	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.62	0.26	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Year ended 07/31/08	8.43	0.30	0.25	0.55	(0.36)	8.62	6.61	45,269	1.81		1.81		3.50		112
Class R
Year ended 02/28/13	9.32	0.09	0.05	0.14	(0.21)	9.25	1.50	11,248	1.15	(d)	1.15	(d)	0.95	(d)	113
Year ended 02/29/12	8.92	0.14	0.50	0.64	(0.24)	9.32	7.23	14,155	1.17		1.17		1.53		157
Year ended 02/28/11	8.91	0.14	0.12	0.26	(0.25)	8.92	2.90	16,999	1.23		1.23		1.50		70
Seven months ended 02/28/10	8.83	0.14	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(e)	1.29	(e)	2.76	(e)	26
Year ended 07/31/09	8.63	0.30	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Year ended 07/31/08	8.44	0.34	0.25	0.59	(0.40)	8.63	7.14	6,300	1.31		1.31		4.00		112
Class Y
Year ended 02/28/13	9.32	0.14	0.05	0.19	(0.26)	9.25	2.01	6,446	0.65	(d)	0.65	(d)	1.45	(d)	113
Year ended 02/29/12	8.92	0.19	0.49	0.68	(0.28)	9.32	7.76	7,805	0.67		0.67		2.03		157
Year ended 02/28/11	8.91	0.18	0.12	0.30	(0.29)	8.92	3.42	9,366	0.73		0.73		2.00		70
Seven months ended 02/28/10	8.83	0.17	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(e)	0.79	(e)	3.26	(e)	26
Year ended 07/31/09(f)	8.70	0.29	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(e)	0.71	(e)	3.92	(e)	69
Investor Class
Year ended 02/28/13	9.31	0.11	0.05	0.16	(0.23)	9.24	1.76	72,686	0.90	(d)	0.90	(d)	1.20	(d)	113
Year ended 02/29/12	8.92	0.16	0.49	0.65	(0.26)	9.31	7.37	85,227	0.92		0.92		1.78		157
Year ended 02/28/11	8.91	0.16	0.13	0.29	(0.28)	8.92	3.16	102,784	0.98		0.98		1.75		70
Seven months ended 02/28/10	8.83	0.16	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.63	0.32	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	0.25	0.62	(0.43)	8.63	7.45	41,807	1.02		1.02		4.29		112
Class R5
Year ended 02/28/13	9.31	0.14	0.05	0.19	(0.27)	9.23	2.04	5,008	0.56	(d)	0.56	(d)	1.54	(d)	113
Year ended 02/29/12	8.91	0.20	0.50	0.70	(0.30)	9.31	7.99	5,311	0.48		0.48		2.22		157
Year ended 02/28/11	8.92	0.20	0.10	0.30	(0.31)	8.91	3.41	6,454	0.53		0.53		2.20		70
Seven months ended 02/28/10	8.84	0.18	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(e)	0.56	(e)	3.49	(e)	26
Year ended 07/31/09	8.63	0.36	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69
Year ended 07/31/08	8.45	0.41	0.24	0.65	(0.47)	8.63	7.80	24,494	0.56		0.56		4.75		112

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. For the period ending February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $736,836,392 and sold of $245,862,985 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Government Securities Fund into the Fund.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $876,048, $46,941, $73,380, $12,976, $8,104, $80,022 and $5,685 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

22                         Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

Houston, Texas

23                         Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/13)	Expenses Paid During Period[2]
Class A	$1,000.00	$994.40	$4.55	$1,020.23	$4.61	0.92%
Class B	1,000.00	990.70	8.24	1,016.51	8.35	1.67
Class C	1,000.00	990.70	8.24	1,016.51	8.35	1.67
Class R	1,000.00	993.20	5.78	1,018.99	5.86	1.17
Class Y	1,000.00	995.70	3.32	1,021.47	3.36	0.67
Investor	1,000.00	993.30	4.55	1,020.23	4.61	0.92
R5	1,000.00	995.10	2.87	1,021.92	2.91	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	14.08%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco U.S. Government Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	124	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Government Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms

N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519 GOV-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$387,853	N/A	$349,900	N/A
Audit-Related Fees(2)	$0	0%	$21,250	0%
Tax Fees(3)	$75,950	0%	$130,500	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$463,803	0%	$501,650	0%

PWC billed the Registrant aggregate non-audit fees of $75,950 for the fiscal year ended 2013, and $151,750 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Tax fees for the fiscal year end 2012 include fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.